UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21081

ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2008

Date of reporting period: February 29, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

AllianceBernstein

Blended Style Funds

Global Blend Portfolio

February 29, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 18, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds Global Blend Portfolio (the “Fund”) for the semi-annual reporting period ended February 29, 2008.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in two portfolios, AllianceBernstein Global Research Growth Portfolio and AllianceBernstein Global Value Portfolio, of the AllianceBernstein Underlying Pooling Portfolios, representing growth and value equity investment styles (the “Underlying Portfolios”). The Underlying Portfolios invest in global portfolios of equity securities of companies in various market sectors from developed and emerging-market countries, including the United States. Investment in the two Underlying Portfolios is intended to result in a single, unified portfolio that is designed to provide an efficiently diversified portfolio of the most attractive growth and value stocks. The process targets 50% of the value of the portfolio to an Underlying Portfolio that invests in growth stocks and 50% to an Underlying Portfolio that invests in value stocks. Depending on market conditions, however, the actual weighting of securities from each investment discipline in the portfolio will vary within a narrow range. In extraordinary circumstances, when conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Performance for each of the Underlying Portfolios compared to its benchmark, plus additional performance, may be found on page 7.

Investment Results

The table on page 4 shows Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended February 29, 2008.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six-month period ended February 29, 2008. The MSCI World Value Index underperformed the MSCI World Growth Index significantly for the six-month period ended February 29, 2008. During this period, the Fund’s growth component outperformed modestly while the Fund’s value component underperformed. Security selection in the financials and consumer discretionary sectors also accounted for almost all of the Fund’s relative underperformance; an overweight in the outperforming materials sector offset an overweight in the weaker financials sector, resulting in a minimal impact from sector selection.

The Fund’s Class A shares without sales charges also underperformed the benchmark for the 12-month period ended February 29, 2008. The MSCI World Growth Index markedly outperformed the MSCI World Value Index in the second half of the reporting period, and the Fund’s value component underperformed for the

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	1

12-month period, offsetting the outperformance delivered by the growth component.

Security selection drove the relative performance of the Fund during the 12-month period. While strong security selection in the materials and industrials sectors benefited the Fund’s performance, this was more than offset by security selection in the financials and consumer discretionary sectors. Sector weight contribution showed a similar pattern, with an overweight in materials and an underweight in consumer discretionary adding to performance, while a significant overweight in financials, held mostly on the value side, more than offset this.

Market Review and Investment Strategy

The 12-month period ended February 29, 2008, fell into two distinct periods: the first four-and-a-half months, up to mid-July 2007, were characterized by a continuation of the confident market and low volatilities which had been prevalent for the previous few years. However, the near-collapse of some hedge funds troubled with losses in subprime mortgage-backed securities in July sparked a broad-based re-pricing of risk in the market, which has continued into early 2008. This re-pricing brought with it the drying up of liquidity in a broad range of credit markets and has spread well beyond the market for subprime, which was the initial focus of concern. The resulting write-offs and impact on future earnings prospects have markedly reduced valuations in the financial sector, while the increasingly evident negative impact on economic growth, notably in the U.S. and the U.K., has resulted in a significant downward correction in world markets. Central banks in both the U.S. and the U.K. have intervened to support confidence—aggressively in the U.S.—by reducing short-term interest rates and increasing the supply of credit to banks, while a $150 billion package of tax cuts comes into effect in the U.S. in May 2008. Meanwhile, growth has continued relatively unaffected in most of the emerging economies, as increasing price pressures, notably in raw materials, are providing increasing upward pressure on inflation.

This correction has brought increased levels of volatility (though not excessive by historical standards), as well as a widening out in the spread of valuations. This has provided not only one of the most compelling opportunities for value investors in the last several years, but also greater dispersion in performance, and so a more opportune environment for actively managed funds.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. This Fund is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance. Fund returns for periods less than one year are cumulative. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 800.227.4618.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio.

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Because the Fund allocates its investments between “growth” and “value” stocks, an investment in the Fund is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Fund had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time.

A substantial amount of the Fund’s assets will be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Global Blend Portfolio
Class A	-8.23%	-3.83%

Class B	-8.59%	-4.61%

Class C	-8.59%	-4.61%

Advisor Class†	-8.18%	-3.62%

Class R†	-8.31%	-4.08%

Class K†	-8.15%	-3.75%

Class I†	-8.15%	-3.59%

MSCI World Index (net)	-6.14%	-0.53%

†  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on the previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-3.83%	-7.91%
Since Inception*	3.77%	1.25%

Class B Shares
1 Year	-4.61%	-8.36%
Since Inception*	3.02%	1.33%

Class C Shares
1 Year	-4.61%	-5.55%
Since Inception*	3.02%	3.02%

Advisor Class Shares†
1 Year	-3.62%	-3.62%
Since Inception*	4.06%	4.06%

Class R Shares†
1 Year	-4.08%	-4.08%
Since Inception*	3.56%	3.56%

Class K Shares†
1 Year	-3.75%	-3.75%
Since Inception*	3.84%	3.84%

Class I Shares†
1 Year	-3.59%	-3.59%
Since Inception*	4.07%	4.07%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 3.83%, 4.53%, 4.53%, 3.53%, 4.16%, 3.85% and 3.52% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date for all share classes is 6/1/06.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns
Class A Shares
1 Year	-11.61%
Since Inception*	-0.26%

Class B Shares
1 Year	-11.87%
Since Inception*	-0.23%

Class C Shares
1 Year	-9.17%
Since Inception*	1.40%

Advisor Class Shares†
1 Year	-7.37%
Since Inception*	2.43%

Class R Shares†
1 Year	-7.83%
Since Inception*	1.91%

Class K Shares†
1 Year	-7.59%
Since Inception*	2.18%

Class I Shares†
1 Year	-7.35%
Since Inception*	2.45%

*	Inception date for all share classes is 6/1/06.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global Research Growth Portfolio	-3.72%	1.19%

MSCI World Index	-6.14%	-0.53%

AllianceBernstein Global Value Portfolio	-11.33%	-6.25%

MSCI World Index	-6.14%	-0.53%

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF FEBRUARY 29, 2008
NAV/SEC Returns†

AllianceBernstein Global Research Growth Portfolio
1 Year	1.19%
Since Inception^	6.14%

AllianceBernstein Global Value Portfolio
1 Year	-6.25%
Since Inception^	4.13%

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
NAV/SEC Returns†

AllianceBernstein Global Research Growth Portfolio
1 Year	-4.37%
Since Inception^	3.62%

AllianceBernstein Global Value Portfolio
1 Year	-8.40%
Since Inception^	3.33%

*	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The AllianceBernstein Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein Funds which invest in these Underlying Portfolios.

^	Inception Date: 6/1/06.

Global Value Portfolio and Global Research Growth Portfolio are relatively new and have been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007		Ending Account Value February 29, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$917.70	$1,018.15	$6.44	$6.77
Class B	$1,000	$1,000	$914.15	$1,014.67	$9.76	$10.27
Class C	$1,000	$1,000	$914.15	$1,014.67	$9.76	$10.27
Advisor Class	$1,000	$1,000	$918.20	$1,019.64	$5.01	$5.27
Class R	$1,000	$1,000	$916.90	$1,017.16	$7.39	$7.77
Class K	$1,000	$1,000	$918.52	$1,018.40	$6.20	$6.52
Class I	$1,000	$1,000	$918.47	$1,019.64	$5.01	$5.27
*	Expenses are equal to the classes’ annualized expense ratios of 1.35%, 2.05%, 2.05%, 1.05%, 1.55%, 1.30% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Fund invests are not included herein.

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $12.4

*	All data are as of February 29, 2008. The Fund’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Fund invests in the AllianceBernstein Underlying Portfolios. For more details regarding the Fund’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 28-42.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	9

Portfolio Summary

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

Global Blend
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Global Research Growth (shares of 608,803)	$6,368,082
AllianceBernstein Global Value (shares of 637,276)	6,232,560

Total investments (cost $12,599,819)	12,600,642
Receivable due from Adviser	12,999

Total assets	12,613,641

Liabilities
Registration fee payable	114,524
Audit fee payable	24,172
Legal fee payable	12,463
Distribution fee payable	70
Transfer Agent fee payable	2
Accrued expenses	12,687

Total liabilities	163,918

Net Assets	$12,449,723

Composition of Net Assets
Capital stock, at par	$1,200
Additional paid-in capital	11,969,130
Distributions in excess of net investment income	(1,749)
Accumulated net realized gain on investment transactions	480,319
Net unrealized appreciation on investments	823

$12,449,723

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$25,924	2,500	$10.37	*

B	$25,860	2,500	$10.34

C	$25,861	2,500	$10.34

Advisor	$12,294,168	1,185,000	$10.37

R	$26,010	2,510	$10.36

K	$25,970	2,505	$10.37

I	$25,930	2,500	$10.37

*	The maximum offering price per share for Class A shares was $10.83 which reflects a sales charge of 4.25%.

See notes to financial statements.

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Statement of Net Assets

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2008 (unaudited)

	Global Blend
Investment Income
Income distributions from Underlying Portfolios		$353,930

Expenses
Advisory fee (see Note B)	$52,162
Distribution fee—Class A	43
Distribution fee—Class B	144
Distribution fee—Class C	144
Distribution fee—Class R	73
Distribution fee—Class K	36
Transfer agency—Class A	23
Transfer agency—Class B	25
Transfer agency—Class C	24
Transfer agency—Advisor Class	10,883
Transfer agency—Class R	19
Transfer agency—Class K	18
Transfer agency—Class I	18
Administrative	47,500
Custodian	34,470
Directors’ fees	22,271
Audit	15,922
Legal	13,943
Printing	1,271
Miscellaneous	1,486

Total expenses	200,475
Less: expenses waived and reimbursed by the Adviser and the Transfer Agent (see Note B)	(127,005)
Less: expense offset arrangement (see Note B)	(5)

Net expenses		73,465

Net investment income		280,465

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of Underlying Portfolio shares		55,288
Net realized gain distributions from Underlying Portfolios		429,753
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(1,865,587)

Net loss on investment transactions		(1,380,546)

Net Decrease in Net Assets from Operations		$(1,100,081)

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	11

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$280,465	$140,123
Net realized gain on sale of Underlying Portfolio shares	55,288	21,680
Net realized gain distributions from Underlying Portfolios	429,753	–0	–
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(1,865,587)	1,729,004

Net increase (decrease) in net assets from operations	(1,100,081)	1,890,807
Dividends and Distributions to Shareholders from
Net investment income
Class A	(670)	(78)
Class B	(468)	–0	–
Class C	(468)	–0	–
Advisor Class	(360,240)	(58,065)
Class R	(625)	(50)
Class K	(696)	(85)
Class I	(768)	(123)
Net realized gain on investment transactions
Class A	(50)	(5)
Class B	(50)	(5)
Class C	(50)	(5)
Advisor Class	(23,700)	(2,370)
Class R	(50)	(5)
Class K	(50)	(5)
Class I	(50)	(5)
Capital Stock Transactions
Net increase	4	–0	–

Total increase (decrease)	(1,488,012)	1,830,006
Net Assets
Beginning of period	13,937,735	12,107,729

End of period (including undistributed/(distributions in excess of) net investment income of ($1,749) and $81,721, respectively)	$12,449,723	$13,937,735

See notes to financial statements.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 29, 2008 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Blended Style Series Global Blend Portfolio (the “Fund”) commenced operations on June 1, 2006 and is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the “Company”). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Company operates as a series company currently comprised of 14 portfolios, which are the AllianceBernstein Blended Style Series Global Blend Portfolio, the AllianceBernstein Blended Style Series U.S. Large Cap Portfolio and the twelve portfolios of the AllianceBernstein Retirement Strategies (the “Funds”). Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Global Blend Portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund invests primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	13

Notes to Financial Statements

2. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to their net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis to 1.50% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class B and Class C shares, 1.20% of average daily net assets for Advisor Class shares, 1.70% of average daily net assets for Class R shares, 1.45% of average daily net assets for Class K shares and 1.20% of average daily net assets for Class I shares. For the six months ended February 29, 2008, such reimbursements totaled $70,635.

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Notes to Financial Statements

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. The Adviser agreed to waive its fees for such services. Such waiver amounted to $47,500 for the six months ended February 29, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $130 for the six months ended February 29, 2008. During the period, ABIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $8,870.

For the six months ended February 29, 2008, the Fund’s expenses were reduced by $5 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0, $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended February 29, 2008.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, 0.50% of the average daily net assets attributable to Class R shares and 0.25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $223,945, $223,946, $448 and $5,229 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	15

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios, aggregated $787,518 and $465,288, respectively, for the six months ended February 29, 2008.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$823
Gross unrealized depreciation	(0)

Net unrealized appreciation	$823

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital stock for each class were as follows:

	Shares			Amount
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

Class R
Shares issued in reinvestment of dividends and distributions	–0–	(a)	–0–	$ 3	$ –0–

Net increase	–0–	(a)	–0–	$ 3	$ –0–

Class K
Shares issued in reinvestment of dividends and distributions	–0–	(a)	–0–	$ 1	$ –0–

Net increase	–0–	(a)	–0–	$ 1	$ –0–

(a)	Share amount is less than one full share.

There were no capital stock transactions for Class A, Class B, Class C, Advisor Class and Class I during the reporting periods.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Notes to Financial Statements

changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 29, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$60,800	$–0–

Total taxable distributions	60,800	–0–

Total distributions paid	$60,800	$–0–

As of August 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$92,643
Undistributed long-term capital gains	8,664
Unrealized appreciation/(depreciation)	1,866,102	(a)

Total accumulated earnings/(deficit)	$1,967,409

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax losses on wash sales.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	17

Notes to Financial Statements

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Notes to Financial Statements

held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On February 29, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	19

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended, August 31, 2007	June 1, 2006(a) to August 31, 2006

Net asset value, beginning of period	$ 11.59		$ 10.08	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.22		.08	(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.15)		1.46	.11

Net increase (decrease) in net asset value from operations	(.93)		1.54	.08

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.03)	– 0	–
Distributions from net realized gain on investment transactions	(.02)		.00 (d)	– 0	–

Total dividends and distributions	(.29)		(.03)	– 0	–

Net asset value, end of period	$ 10.37		$ 11.59	$ 10.08

Total Return
Total investment return based on net asset value(e)	(8.23)%		15.32%	.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26		$29	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.35	%(g)	1.35%	1.35	%(g)
Expenses, before waivers/reimbursements(f)	3.17	%(g)	4.29%	5.22	%(g)
Net investment income (loss)(c)	3.73	%(g)	.75%	(1.35	)%(g)
Portfolio turnover rate	3%		2%	.34%

See footnote summary on page 26.

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31, 2007		June 1, 2006(a) to August 31, 2006

Net asset value, beginning of period	$ 11.52		$ 10.06		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.17		.00	(d)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.14)		1.46		.11

Net increase (decrease) in net asset value from operations	(.97)		1.46		.06

Less: Dividends and Distributions
Dividends from net investment income	(.19)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.02)		.00	(d)	– 0	–

Total dividends and distributions	(.21)		.00		– 0	–

Net asset value, end of period	$ 10.34		$ 11.52		$ 10.06

Total Return
Total investment return based on net asset value(e)	(8.59)%		14.53%		.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26		$29		$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.05	%(g)	2.05%		2.05	%(g)
Expenses, before waivers/reimbursements(f)	3.89	%(g)	4.99%		5.92	%(g)
Net investment income (loss)(c)	3.02	%(g)	.03%		(2.05	)%(g)
Portfolio turnover rate	3%		2%		.34%

See footnote summary on page 26.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	21

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31, 2007		June 1, 2006(a) to August 31, 2006

Net asset value, beginning of period	$ 11.52		$ 10.06		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.17		.01		(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.14)		1.45		.11

Net increase (decrease) in net asset value from operations	(.97)		1.46		.06

Less: Dividends and Distributions
Dividends from net investment income	(.19)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.02)		.00	(d)	– 0	–

Total dividends and distributions	(.21)		.00		– 0	–

Net asset value, end of period	$ 10.34		$ 11.52		$ 10.06

Total Return
Total investment return based on net asset value(e)	(8.59)%		14.53%		.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26		$29		$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.05	%(g)	2.05%		2.05	%(g)
Expenses, before waivers/reimbursements(f)	3.89	%(g)	4.99%		5.92	%(g)
Net investment income (loss)(c)	3.02	%(g)	.05%		(2.05	)%(g)
Portfolio turnover rate	3%		2%		.34%

See footnote summary on page 26.

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006

Net asset value, beginning of period	$ 11.62		$ 10.09	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.23		.12	(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.16)		1.46	.12

Net increase (decrease) in net asset value from operations	(.93)		1.58	.09

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.05)	– 0	–
Distributions from net realized gain on investment transactions	(.02)		.00 (d)	– 0	–

Total dividends and distributions	(.32)		(.05)	– 0	–

Net asset value, end of period	$ 10.37		$ 11.62	$ 10.09

Total Return
Total investment return based on net asset value(e)	(8.18)%		15.70%	.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,294		$13,764	$11,956
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.05	%(g)	1.05%	1.05	%(g)
Expenses, before waivers/reimbursements(f)	2.88	%(g)	3.99%	4.92	%(g)
Net investment income (loss)(c)	4.04	%(g)	1.05%	(1.05	)%(g)
Portfolio turnover rate	3%		2%	.34%

See footnote summary on page 26.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	23

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006

Net asset value, beginning of period	$ 11.57		$ 10.08	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.20		.06	(.04)
Net realized and unrealized gain (loss) on investment transactions	(1.14)		1.45	.12

Net increase (decrease) in net asset value from operations	(.94)		1.51	.08

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.02)	– 0	–
Distributions from net realized gain on investment transactions	(.02)		.00 (d)	– 0	–

Total dividends and distributions	(.27)		(.02)	– 0	–

Net asset value, end of period	$ 10.36		$ 11.57	$ 10.08

Total Return
Total investment return based on net asset value(e)	(8.31)%		15.01%	.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26		$29	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.55	%(g)	1.55%	1.55	%(g)
Expenses, before waivers/reimbursements(f)	3.34	%(g)	4.45%	5.42	%(g)
Net investment income (loss)(c)	3.53	%(g)	.55%	(1.55	)%(g)
Portfolio turnover rate	3%		2%	.34%

See footnote summary on page 26.

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006

Net asset value, beginning of period	$ 11.59		$ 10.08	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.22		.09	(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.14)		1.45	.11

Net increase (decrease) in net asset value from operations	(.92)		1.54	.08

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.03)	– 0	–
Distributions from net realized gain on investment transactions	(.02)		.00 (d)	– 0	–

Total dividends and distributions	(.30)		(.04)	– 0	–

Net asset value, end of period	$ 10.37		$ 11.59	$ 10.08

Total Return
Total investment return based on net asset value(e)	(8.15)%		15.36%	.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26		$29	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.30	%(g)	1.30%	1.30	%(g)
Expenses, before waivers/reimbursements(f)	3.09	%(g)	4.20%	5.17	%(g)
Net investment income (loss)(c)	3.78	%(g)	.80%	(1.30	)%(g)
Portfolio turnover rate	3%		2%	.34%

See	footnote summary on page 26.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	25

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006

Net asset value, beginning of period	$ 11.62		$ 10.09	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.23		.12	(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.15)		1.46	.12

Net increase (decrease) in net asset value from operations	(.92)		1.58	.09

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.05)	– 0	–
Distributions from net realized gain on investment transactions	(.02)		.00 (d)	– 0	–

Total dividends and distributions	(.33)		(.05)	– 0	–

Net asset value, end of period	$ 10.37		$ 11.62	$ 10.09

Total Return
Total investment return based on net asset value(e)	(8.15)%		15.70%	.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26		$29	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.05	%(g)	1.05%	1.05	%(g)
Expenses, before waivers/reimbursements(f)	2.86	%(g)	3.95%	4.92	%(g)
Net investment income (loss)(c)	4.04	%(g)	1.05%	(1.05	)%(g)
Portfolio turnover rate	3%		2%	.34%

(a)	Commencement of distributions.

(b)	Based on average shares outstanding method.

(c)	Net of fees and expenses waived/reimbursed by the Adviser and the Transfer Agent.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Expense ratios do not include expenses of the Underlying Portfolios which the Fund invests. The estimated blended expense ratio of the Underlying Portfolios was .15% for the periods ended February 29, 2008, August 31, 2007 and August 31, 2006, respectively.

(g)	Annualized.

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Garry L. Moody(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Seth J. Masters, Senior Vice President Daniel T. Grasman, Vice President Mark A. Hamilton, Vice President
Joshua B. Lisser, Vice President Christopher H. Nikolich, Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Controller

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-6003

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2)	The management of and investment decisions for the Fund’s portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. While all members of the team work jointly to determine the majority of the investment strategy, Messrs. Masters, Grasman, Hamilton, Lisser and Nikolich, members of the Blend Investment Policy Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	27

Board of Directors

Pages 28-42 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s February 29, 2008 financial statements. A copy of the underlying Portfolios’ unaudited semi-annual report is available upon request.

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

GLOBAL VALUE PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.2% or less in the following countries: Australia, Belgium, Brazil, Cayman Islands, China, Finland, Hong Kong, India, Luxembourg, Norway, Singapore, South Africa and Thailand.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

GLOBAL RESEARCH GROWTH PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.3% or less in the following countries: Cayman Islands, China, Finland, Hong Kong, Israel, Italy, Luxembourg, Netherlands, Russia, South Africa, South Korea, Sweden, Taiwan and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	29

Portfolio Summary

GLOBAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.6%
Financials – 28.8%
Capital Markets – 3.9%
Credit Suisse Group	1,500	$73,749
Deutsche Bank AG	600	67,007
The Goldman Sachs Group, Inc.	100	16,963
Merrill Lynch & Co., Inc.	1,300	64,428
Morgan Stanley	500	21,060

		243,207

Commercial Banks – 7.7%
Barclays PLC	4,900	45,924
BNP Paribas SA	900	80,460
Canadian Imperial Bank of Commerce/Canada	201	13,640
Credit Agricole SA	680	18,445
HBOS PLC	4,450	52,879
Industrial Bank of Korea	920	14,833
Kookmin Bank (ADR)	200	12,246
Royal Bank of Canada	600	30,108
Royal Bank of Scotland Group PLC (London Virt-X)	8,522	64,431
Shinhan Financial Group Co. Ltd.	270	14,544
Standard Bank Group Ltd.	622	7,763
State Bank of India Ltd. (GDR)(a)	390	42,434
Sumitomo Mitsui Financial Group, Inc.	8	57,784
Unibanco - Uniao de Bancos Brasileiros SA (GDR)	200	27,124

		482,615

Consumer Finance – 0.7%
ORIX Corp.	300	44,853

Diversified Financial Services – 6.3%
Bank of America Corp.	1,600	63,584
Citigroup, Inc.	2,500	59,275
Fortis (Euronext Brussels)	3,166	69,944
ING Groep NV	2,800	93,049
JPMorgan Chase & Co.	2,600	105,690

		391,542

Insurance – 9.1%
Allianz SE	500	86,565
American International Group, Inc.	1,600	74,976
Aviva PLC	6,306	76,009
Fondiaria-Sai SpA (ordinary shares)	1,100	48,818
Fondiaria-Sai SpA (saving shares)	500	15,218
Genworth Financial, Inc. – Class A	1,500	34,770
MetLife, Inc.	1,100	64,086
Muenchener Rueckversicherungs AG	400	70,495
Sanlam Ltd.	7,300	17,348
The Travelers Cos, Inc.	900	41,769
XL Capital Ltd. – Class A	1,000	36,060

		566,114

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 1.1%
Federal Home Loan Mortgage Corp.	1,300	$32,734
Federal National Mortgage Association	1,200	33,180

		65,914

		1,794,245

Materials – 13.9%
Chemicals – 4.2%
BASF SE	800	101,791
Dow Chemical Co.	1,600	60,304
E.I. Du Pont de Nemours & Co.	1,000	46,420
Mitsubishi Chemical Holdings Corp.	8,500	57,494

		266,009

Construction Materials – 0.4%
Buzzi Unicem SpA	1,000	24,534

Metals & Mining – 8.6%
Alcoa, Inc.	1,300	48,282
Antofagasta PLC	2,100	33,470
ArcelorMittal	1,400	107,546
BHP Billiton Ltd.	500	18,091
Gerdau Ameristeel Corp.	2,300	34,047
Gerdau SA (ADR)	1,100	36,047
JFE Holdings, Inc.	1,400	62,381
Kazakhmys PLC	1,400	42,645
Nippon Steel Corp.	8,000	42,090
POSCO (ADR)	200	27,060
Xstrata PLC	890	69,429
Zinifex Ltd.	1,600	16,098

		537,186

Paper & Forest Products – 0.7%
Stora Enso Oyj – Class R	3,400	42,458

		870,187

Energy – 13.8%
Oil, Gas & Consumable Fuels – 13.8%
Chevron Corp.	1,600	138,656
ConocoPhillips	1,500	124,065
ENI SpA	2,000	69,062
Exxon Mobil Corp.	700	60,907
Marathon Oil Corp.	1,500	79,740
Nippon Mining Holdings, Inc.	4,500	26,653
Petro-Canada	1,300	62,223
PTT PCL	1,300	14,126
Repsol YPF SA	2,500	86,242
Royal Dutch Shell PLC (Euronext Amsterdam)	2,620	93,690
StatoilHydro ASA	2,300	70,084
Total SA	500	37,652

		863,100

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	31

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 9.0%
Aerospace & Defense – 1.7%
Bombardier, Inc.(b)	7,100	$40,613
Northrop Grumman Corp.	800	62,888

		103,501

Airlines – 2.1%
Air France-KLM	1,900	51,191
Deutsche Lufthansa AG	3,500	81,917

		133,108

Industrial Conglomerates – 0.5%
General Electric Co.	900	29,826

Machinery – 2.4%
Parker Hannifin Corp.	900	58,167
SPX Corp.	500	51,150
Volvo Ab-b Shs – Class B	2,900	43,054

		152,371

Marine – 1.8%
Mitsui OSK Lines Ltd.	6,000	77,927
Neptune Orient Lines Ltd.	7,000	15,297
Nippon Yusen KK	2,000	18,481

		111,705

Trading Companies & Distributors – 0.5%
Finning International, Inc.	1,000	28,194

		558,705

Consumer Discretionary – 8.7%
Auto Components – 0.7%
Compagnie Generale des Etablissements Michelin – Class B	400	39,396
Hyundai Mobis	90	6,908

		46,304

Automobiles – 2.4%
Hyundai Motor Co.	340	9,791
Nissan Motor Co. Ltd.	8,400	75,541
Renault SA	600	64,108

		149,440

Household Durables – 1.6%
Black & Decker Corp.	400	27,508
Sharp Corp.	4,000	72,790

		100,298

Internet & Catalog Retail – 0.3%
Home Retail Group PLC	3,200	16,346

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 2.9%
CBS Corp. – Class B	2,700	$61,614
Time Warner, Inc.	4,600	71,806
The Walt Disney Co.	1,400	45,374

		178,794

Multiline Retail – 0.7%
Macy’s, Inc.	1,700	41,956

Specialty Retail – 0.1%
Office Depot, Inc.(b)	800	9,096

		542,234

Health Care – 5.9%
Health Care Providers & Services – 1.5%
AmerisourceBergen Corp. – Class A	1,100	45,892
McKesson Corp.	800	47,008

		92,900

Pharmaceuticals – 4.4%
AstraZeneca PLC	700	26,164
GlaxoSmithKline PLC	2,300	50,206
Merck & Co., Inc.	500	22,150
Pfizer, Inc.	5,200	115,856
Sanofi-Aventis SA	800	59,130

		273,506

		366,406

Telecommunication Services – 5.1%
Diversified Telecommunication Services – 2.8%
AT&T, Inc.	1,600	55,728
China Netcom Group Corp. Ltd.	10,500	32,368
China Telecom Corp. Ltd. – Class H	24,420	18,045
Tele2 AB – Class B	2,100	36,911
Verizon Communications, Inc.	900	32,688

		175,740

Wireless Telecommunication Services – 2.3%
Sprint Nextel Corp.	3,600	25,596
Vodafone Group PLC	36,612	117,871

		143,467

		319,207

Utilities – 3.2%
Electric Utilities – 3.2%
E.ON AG	500	93,971
Kyushu Electric Power Co., Inc.	1,700	42,833
The Tokyo Electric Power Co. Inc	2,400	61,661

		198,465

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	33

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 3.1%
Computers & Peripherals – 1.0%
Fujitsu Ltd.	9,000	$64,036

Electronic Equipment & Instruments – 1.3%
AU Optronics Corp. (Sponsored) (ADR)	1,680	32,055
Flextronics International Ltd.(b)	2,538	25,735
Tech Data Corp.(b)	700	23,345

		81,135

Semiconductors & Semiconductor Equipment – 0.8%
Hynix Semiconductor, Inc.(b)	400	10,286
Samsung Electronics Co. Ltd.	14	8,207
Siliconware Precision Industries Co. (Sponsored) (ADR)	3,352	27,419

		45,912

		191,083

Consumer Staples – 2.1%
Food & Staples Retailing – 0.3%
Supervalu, Inc.	800	21,000

Tobacco – 1.8%
Altria Group, Inc.	1,500	109,710

		130,710

Total Common Stocks (cost $6,137,182)		5,834,342

WARRANTS – 0.7%
Information Technology – 0.7%
Computers & Peripherals – 0.2%
Compal Electronics, Inc., expiring 1/17/12(a)(b)	17,974	16,374

Semiconductors & Semiconductor Equipment – 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., expiring 1/17/12(a)(b)	9,346	18,534
United Microelectronics Corp., Deutshe Bank AG London, expiring 1/24/17(a)(b)	19,638	11,645

Total Warrants (cost $49,988)		46,553

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

NON-CONVERTIBLE – PREFERRED STOCKS – 0.2%
Information Technology – 0.2%
Semiconductors & Semiconductor Equipment – 0.2%
Samsung Electronics Co. Ltd. (cost $12,822)	25	$10,732

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $100,396)	100,396	100,396

Total Investments – 96.1% (cost $6,300,388)		5,992,023
Other assets less liabilities – 3.9%		240,022

Net Assets – 100.0%		$6,232,045

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	1	March 2008	$66,525	$56,490	$(10,035)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the aggregate market value of these securities amounted to $88,987 or 1.4% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	35

Global Value Portfolio—Portfolio of Investments

GLOBAL RESEARCH GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 90.8%
Financials – 19.3%
Capital Markets – 12.5%
3i Group PLC	1,804	$29,156
The Blackstone Group LP	5,100	84,150
Credit Suisse Group	2,834	139,336
Janus Capital Group, Inc.	1,600	38,752
Lehman Brothers Holdings, Inc.	3,100	158,069
Macquarie Group Ltd.	910	45,446
Man Group PLC	6,193	67,565
Merrill Lynch & Co., Inc.	1,900	94,164
MF Global Ltd.(a)	1,200	21,060
UBS AG (Swiss Virt-X)	3,616	117,985

		795,683

Commercial Banks – 1.5%
Banco Itau Holding Financeira SA (ADR)	1,425	36,110
Banco Santander Central Hispano SA	3,250	58,076

		94,186

Diversified Financial Services – 3.4%
Bolsa De Mercadorias E Futuros	1,100	11,728
CME Group, Inc. – Class A	109	55,949
JPMorgan Chase & Co.	2,735	111,178
NYSE Euronext	600	39,402

		218,257

Insurance – 1.9%
American International Group, Inc.	1,200	56,232
MBIA, Inc.	2,000	25,940
QBE Insurance Group Ltd.	1,790	37,024

		119,196

		1,227,322

Information Technology – 12.4%
Communications Equipment – 2.9%
Cisco Systems, Inc.(a)	2,548	62,095
Juniper Networks, Inc.(a)	900	24,138
Nokia OYJ	1,705	61,256
Research In Motion Ltd.(a)	350	36,330

		183,819

Computers & Peripherals – 2.7%
Apple, Inc.(a)	300	37,506
EMC Corp.(a)	1,299	20,187
Hewlett-Packard Co.	1,079	51,544
InnoLux Display Corp.	3,119	8,606
International Business Machines Corp.	500	56,930

		174,773

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 0.4%
Amphenol Corp. – Class A	300	$11,091
Tyco Electronics Ltd.	500	16,450

		27,541

Internet Software & Services – 1.8%
Alibaba.com Ltd.(a)	2,500	6,059
Ebay, Inc.(a)	1,600	42,176
Google, Inc. – Class A(a)	134	63,138

		111,373

Semiconductors & Semiconductor Equipment – 1.9%
Applied Materials, Inc.	500	9,585
Broadcom Corp. – Class A(a)	700	13,237
Intel Corp.	1,700	33,915
Lam Research Corp.(a)	300	12,072
MEMC Electronic Materials, Inc.(a)	100	7,628
Nvidia Corp.(a)	600	12,834
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,901	18,516
Tokyo Electron Ltd.	200	12,396

		120,183

Software – 2.7%
Adobe Systems, Inc.(a)	795	26,752
Microsoft Corp.	2,600	70,772
Oracle Corp.(a)	1,550	29,140
Salesforce.com, Inc.(a)	400	23,888
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)	300	9,924
VMware, Inc. – Class A(a)	200	11,734

		172,210

		789,899

Industrials – 11.1%
Aerospace & Defense – 3.5%
BAE Systems PLC	7,362	70,079
Honeywell International, Inc.	600	34,524
Lockheed Martin Corp.	500	51,600
United Technologies Corp.	900	63,459

		219,662

Air Freight & Logistics – 0.4%
United Parcel Service, Inc. – Class B	400	28,096

Construction & Engineering – 0.4%
Fluor Corp.	200	27,850

Electrical Equipment – 1.5%
ABB Ltd.	1,209	30,121

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	37

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Cooper Industries Ltd. – Class A	300	$12,579
Emerson Electric Co.	1,000	50,960

		93,660

Industrial Conglomerates – 1.9%
General Electric Co.	1,600	53,024
Siemens AG	549	70,689

		123,713

Machinery – 1.3%
Atlas Copco AB – Class A	1,318	20,484
Caterpillar, Inc.	100	7,233
Danaher Corp.	200	14,830
Deere & Co.	300	25,563
Eaton Corp.	200	16,126

		84,236

Trading Companies & Distributors – 2.1%
Mitsubishi Corp.	1,700	51,868
Mitsui & Co. Ltd.	3,000	65,242
Wolseley PLC	1,236	15,125

		132,235

		709,452

Health Care – 10.3%
Biotechnology – 1.6%
Amylin Pharmaceuticals, Inc.(a)	200	5,294
Basilea Pharmaceutica(a)	50	9,567
Genentech, Inc.(a)	500	37,875
Gilead Sciences, Inc.(a)	1,000	47,320

		100,056

Health Care Equipment & Supplies – 2.0%
Alcon, Inc.	300	43,419
Becton Dickinson & Co.	400	36,168
Hologic, Inc.(a)	400	24,124
Nobel Biocare Holding AG	108	26,119

		129,830

Health Care Providers & Services – 2.2%
Aetna, Inc.	900	44,640
Medco Health Solutions, Inc.(a)	600	26,586
WellPoint, Inc.(a)	1,000	70,080

		141,306

Pharmaceuticals – 4.5%
Abbott Laboratories	800	42,840
Eli Lilly & Co.	600	30,012
Merck & Co., Inc.	800	35,440
Novartis AG	280	13,830
Roche Holding AG	329	64,520

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Schering-Plough Corp.	1,300	$28,210
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	1,400	68,698

		283,550

		654,742

Consumer Staples – 10.1%
Beverages – 1.3%
The Coca-Cola Co.	900	52,614
SABMiller PLC	1,446	30,042

		82,656

Food & Staples Retailing – 2.1%
Safeway, Inc.	1,300	37,362
Wal-Mart de Mexico SAB de CV Series V	16,168	58,936
Wal-Mart Stores, Inc.	600	29,754
X 5 Retail Group NV (GDR)(a)(b)	266	8,890

		134,942

Food Products – 4.3%
Archer-Daniels-Midland Co.	1,300	58,630
Bunge Ltd.	400	44,336
Nestle SA	210	100,230
WM Wrigley Jr Co.	1,200	71,832

		275,028

Personal Products – 1.1%
The Estee Lauder Cos, Inc. – Class A	400	17,032
L’Oreal SA	359	42,603
Oriflame Cosmetics SA	169	11,292

		70,927

Tobacco – 1.3%
Altria Group, Inc.	1,100	80,454

		644,007

Energy – 9.1%
Energy Equipment & Services – 3.5%
Baker Hughes, Inc.	1,459	98,176
Cameron International Corp.(a)	1,400	59,472
Technip SA	811	66,208

		223,856

Oil, Gas & Consumable Fuels – 5.6%
Addax Petroleum Corp.	1,173	53,629
China Shenhua Energy Co. Ltd. – Class H	5,500	28,015
EOG Resources, Inc.	1,000	118,990
Noble Energy, Inc.	1,300	100,620
Petroleo Brasileiro SA (Sponsored) (ADR)	300	29,379
Sasol Ltd.	472	24,139

		354,772

		578,628

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	39

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 8.9%
Chemicals – 2.9%
Air Products & Chemicals, Inc.	1,000	$91,330
Monsanto Co.	800	92,544

		183,874

Metals & Mining – 6.0%
Cia Vale do Rio Doce (ADR)	2,900	101,036
Cia Vale do Rio Doce (Sponsored) (ADR)	1,380	40,462
Rio Tinto PLC	1,140	128,258
Sterlite Industries India Ltd. (ADR)(a)	1,400	29,190
Xstrata PLC	1,043	81,365

		380,311

		564,185

Consumer Discretionary – 5.2%
Auto Components – 0.5%
Denso Corp.	800	29,865

Automobiles – 0.5%
Fiat SpA	1,649	34,853

Diversified Consumer Services – 0.8%
Apollo Group, Inc. – Class A(a)	800	49,104

Hotels, Restaurants & Leisure – 0.7%
Ctrip.com International Ltd. (ADR)	200	12,124
Wyndham Worldwide Corp.	1,600	35,472

		47,596

Household Durables – 0.2%
Garmin Ltd.	200	11,742

Media – 0.3%
Eutelsat Communications	109	2,998
SES (FDR)	120	2,966
Viacom, Inc. – Class B(a)	400	15,900

		21,864

Multiline Retail – 1.0%
Kohl’s Corp.(a)	800	35,552
Lotte Shopping Co. Ltd.	90	30,461

		66,013

Specialty Retail – 0.6%
Esprit Holdings Ltd.	1,500	18,719
Lowe’s Cos, Inc.	700	16,779

		35,498

Textiles Apparel & Luxury Goods – 0.6%
Adidas AG	583	36,995

		333,530

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 2.5%
Independent Power Producers & Energy Traders – 1.5%
Iberdrola Renovables(a)	7,581	$47,187
International Power PLC	6,581	49,442

		96,629

Multi-Utilities – 1.0%
Veolia Environnement	701	62,371

		159,000

Telecommunication Services – 1.9%
Diversified Telecommunication Services – 0.7%
AT&T, Inc.	400	13,932
Telefonica SA	419	12,125
Verizon Communications, Inc.	600	21,792

		47,849

Wireless Telecommunication Services – 1.2%
America Movil SAB de CV Series L (ADR)	300	18,138
MTN Group Ltd.	552	8,644
Turkcell Iletisim Hizmet AS (ADR)	300	7,569
Vimpel-Communications (ADR)	500	17,365
Vodafone Group PLC	7,018	22,594

		74,310

		122,159

Total Common Stocks (cost $5,676,263)		5,782,924

WARRANTS – 1.4%
Utilities – 0.8%
Independent Power Producers & Energy Traders – 0.8%
NTPC Ltd., expiring 2/06/17(a)(b)	9,923	50,022

Financials – 0.4%
Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp., expiring 1/18/11(a)	417	29,277

Information Technology – 0.2%
Electronic Equipment & Instruments – 0.2%
HON HAI Precision Industry Co., Ltd. Citigroup Global Markets, expiring 1/17/12(b)	1,964	11,886

Total Warrants (cost $64,480)		91,185

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	41

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $100,139)	100,139	$100,139

Total Investments – 93.8% (cost $5,840,882)		5,974,248
Other assets less liabilities – 6.2%		396,149

Net Assets – 100.0%		$6,370,397

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the aggregate market value of these securities amounted to $70,798 or 1.1% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
FDR	– Fiduciary Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Global Research Growth Portfolio—Portfolio of Investments

THE FOLLOWING SENIOR OFFICER’S FEE SUMMARIES ARE NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENT

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”) in respect of the AllianceBernstein Global Blend Portfolio (the “Portfolio”), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General.2

The Portfolio will pursue its investment objective through investing in shares of AllianceBernstein Global Research Growth Portfolio and AllianceBernstein Global Value Portfolio (the “Underlying Portfolios”) of the AllianceBernstein Pooling Portfolios (“Pooling Portfolios”), rather than making direct investments in portfolio securities. It should be noted that the Portfolio has not yet commenced operations.

The Senior Officer’s evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the investment advisory agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

1	It should be noted that the information in the fee summary was completed on April 24, 2006 and presented to the Board of Directors on May 2, 2006 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

2	Futures references to the Portfolio do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	43

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Portfolio’s advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	Global Blend Portfolio

The Investment Advisory Agreement for the Portfolio provides for the Adviser to be reimbursed by the Portfolio for certain clerical, legal, accounting and administrative services.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amounts set forth below for the Portfolio’s fiscal year. The waiver extends until August 31, 2007 and will automatically extend for additional one-year terms unless terminated by the Adviser upon at least 60 days written notice prior to the termination date of the undertaking.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Fiscal Year End
Global Blend Portfolio	Class A Class B Class C Class R Class K Class I Adv. Class	1.50 2.20 2.20 1.70 1.45 1.20 1.20	% % % % % % %	August 31

I.  MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the New York State Attorney General.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services that will be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses will be reimbursed by the Portfolio to the Adviser. In addition, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser will need to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. This factor is less significant for the Portfolio, which will invest almost all of its assets in shares of the Underlying Portfolios. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s management fees.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	45

Portfolio	Assumed Initial Net Assets ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Adv. Fee	Management Fee[4]
Global Blend Portfolio	$100.0	Global Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.638%	0.750%

The Adviser manages the Sanford C. Bernstein Fund, Inc., an open-end management investment company. The International Portfolio of the Sanford C. Bernstein Fund, Inc. has a somewhat similar investment style as the Portfolio. The following table shows the fee schedule of International Portfolio.

Portfolio	SCB Portfolio	Fee Schedule
Global Blend Portfolio	International Portfolio	0.925% on first $1 billion 0.85% on next $3 billion 0.80% on next $2 billion 0.75% on next $2 billion 0.65% on the balance

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio with a somewhat similar investment style as the Portfolio. The following table shows the fee schedule of the AVPS portfolio, which is the same as the fee schedule of the Portfolio:

Portfolio	AVPS Portfolio	Fee Schedule
Global Blend Portfolio	International Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance

The Adviser also manages and sponsors retail mutual funds, including the Global Wealth Strategies, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following “all-in” fee5 for the Global Wealth Strategy that has a somewhat similar investment strategy as the Portfolio:

Fund	Fee
Global Equity Blend	1.60%

4	Fund management fee information was provided by Lipper. See Section II for additional discussion.

5	The “all-in” fee shown is for the class A shares of Global Equity Blend. This includes a fee for investment advisory services and a separate fee for distribution related services.

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the proposed management fee of the Portfolio based on an assumed initial net asset base of $100 million with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the Lipper group median at the assumed initial net assets base of the Portfolio.6

Portfolio	Effective Management Fee	Lipper Group Median	Rank
Global Blend Portfolio[7]	0.750	0.969	2/13

Lipper also analyzed the anticipated total expense ratio of the Portfolio in comparison to its Lipper Expense Group8 and Lipper Expense Universe.9 Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

Portfolio	Expense Ratio (%)[10]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Blend Portfolio[7]	1.500	1.500	7/13	1.682	44/126

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

6	A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group. The effective management fee rate does not reflect any fee waivers or expense reimbursements that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect the expense reimbursements made by the Portfolio to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Portfolio.

7	The Portfolio’s expense information is based on an assumed initial asset base of $100 million.

8	Lipper uses the following criteria in screening funds to be included in the Portfolio’s expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

9	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

10	Anticipated Class A share total expense ratio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	47

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

See discussion below in Section IV.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Adviser has not managed the Portfolio previously and therefore did not provide historic profitability data for supplying the services it will provide after the Portfolio commences operations. It should be noted that a consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, will allow the Adviser’s management and the Directors to receive consistent presentations of financial results and profitability although the two profitability reporting systems operate independently.

In addition to the direct profits that the Adviser will earn from managing the Portfolio, certain of the Adviser’s affiliates will have business relationships with the Portfolio and will earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates will provide transfer agent and distribution related services to the Portfolio and brokerage related services to the Underlying Portfolios and will receive transfer-agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser will benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Underlying Portfolios will likely effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Underlying Portfolios will be comparable to the profitability of SCB’s dealings with other comparable third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, which will include the Underlying Portfolios. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Underlying Portfolios and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund’s assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $617 billion as of March 31, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Portfolio.

Since there is no historical performance information for the Portfolio or the Underlying Portfolios it is worth considering the performance information of funds managed by the Adviser that have substantially similar investment styles as the Underlying Portfolios. The following table shows the 1 and 3 year performance rankings of AllianceBernstein Global Research Growth Fund, Inc. and AllianceBernstein Trust—Global Value Fund, whose investment styles are substantially similar to the Underlying Portfolios, relative to these fund’s Lipper Performance Groups and Lipper Performance Universes for the periods ended December 31, 2005.11

11	The performance rankings are for the Class A shares of the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	49

AllianceBernstein Global Research Growth Fund, Inc.	Group	Universe
1 year	1/4	3/12
3 year	1/4	1/10

AllianceBernstein Trust—Global Value Fund	Group	Universe
1 year	2/4	5/11
3 year	2/4	4/9

Set forth below are the 1, 3 year and since inception performance returns of the two funds managed by the Adviser that have substantially similar investment styles as the Underlying Portfolios for the periods ending December 31, 2005:12

	Periods Ending December 31, 2005 Annualized Performance
Fund	1 Year	3 Year	Since Inception
AllianceBernstein Global Research Growth Fund, Inc.	15.82	20.41	16.90
MSCI World Index (Net)	9.49	18.69	14.84
MSCI World Growth (Net)	9.41	15.83	12.65

AllianceBernstein Trust—Global Value Fund	14.57	22.26	9.25
MSCI World Index (Net)	9.49	18.69	5.30

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 7, 2006

12	The performance returns for the Class A shares of the AllianceBernstein Mutual Funds were provided by the Adviser.

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	51

AllianceBernstein Family of Funds

NOTES

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GBB-0152-0208

SEMI-ANNUAL REPORT

AllianceBernstein Blended Style Funds

U.S. Large Cap Portfolio

February 29, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 7, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio (the “Fund”) for the semi-annual reporting period ended February 29, 2008. The Fund invests in the AllianceBernstein Pooling Portfolios and the Pooling Portfolios’ investment adviser is AllianceBernstein L.P.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in two portfolios, the AllianceBernstein U.S. Value Portfolio and the AllianceBernstein U.S. Large Cap Growth Portfolio of the AllianceBernstein Underlying Pooling Portfolios, representing growth and value equity investment styles (the “Underlying Portfolios”). Under normal circumstances, the Fund will invest at least 80% of its net assets in Underlying Portfolios that invest in large capitalization companies. By investing in the Underlying Portfolios, the Adviser efficiently diversifies the Fund between growth and value styles. Normally, approximately 50% of the value of the Fund’s investments in the Underlying Portfolios will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, the Adviser will rebalance the investments in the Underlying Portfolios as necessary to maintain this targeted allocation. Performance for each of the Underlying Portfolios compared to its benchmark, plus additional performance, may be found on page 9.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (S&P) 500 Stock Index, for the six- and 12-month periods ended February 29, 2008.

The Fund’s Class A shares without sales charges underperformed the S&P 500 Stock Index for the six- and 12-month periods ended February 29, 2008. While the growth portion of the Fund (the U.S. Large Cap Growth Underlying Portfolio) outperformed the S&P 500 Stock Index during both periods, the value portion of the Fund (the U.S. Value Underlying Portfolio) underperformed, resulting in total returns for the Fund that lagged the S&P 500 Stock Index. There was no leverage in the Fund during either the six- or 12-month period.

Both sector and security selection contributed to the Fund’s underperformance. For the six-month period ended February 29, 2008, unfavorable stock selection in the consumer staples, consumer discretionary and energy sectors offset the positive contribution to the Fund’s performance from an overweight and favorable stock selection in the materials and health care sectors.

For the 12-month period ended February 29, 2008, financials was the worst performing sector in the S&P 500 Stock Index. The Fund’s overweight in financials and weaker relative performance detracted from performance. Stock selection in the energy, consumer discretionary and consumer

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	1

staples sectors also contributed to the lagging relative performance. An overweight and strong relative stock selection in the materials sector was the largest positive contributor to performance. Favorable stock selection in the technology and industrials sectors also contributed positively to performance during the 12-month period.

Market Review and Investment Strategy

By design, the growth and value components of the Fund are complementary. The growth managers focus on finding companies that may increase earnings faster than the consensus expects, while the value managers concentrate on finding stocks with prices unduly depressed by near-term concerns. Thus, the blended Fund’s portfolio captures the research-driven stock selections of both the growth and value managers, the Fund’s Blend Investment Policy Team, while mitigating broad risks such as industry sector deviations versus the market.

Valuation spreads between those stocks with the highest and lowest valuations have returned to normal from the compressed levels of recent years. The growth managers see above average opportunity to buy stocks with stable, superior long-term earnings growth potential. The value managers remain cautious, because they find many of the new value opportunities to be fraught with greater risk than their potential returns would justify.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Because the Fund allocates its investments between “growth” and “value” stocks, an investment in the Fund is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Fund had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio
Class A	-10.84%	-6.35%

Class B	-11.17%	-7.01%

Class C	-11.24%	-7.02%

Advisor Class*	-10.77%	-6.06%

Class R*	-10.95%	-6.55%

Class K*	-10.85%	-6.30%

Class I*	-10.67%	-5.98%

S&P 500 Stock Index	-8.79%	-3.60%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-6.35%	-10.34%
5 Years	9.13%	8.20%
Since Inception*	6.76%	5.95%

Class B Shares
1 Year	-7.01%	-10.48%
5 Years	8.36%	8.36%
Since Inception*	6.01%	6.01%

Class C Shares
1 Year	-7.02%	-7.88%
5 Years	8.36%	8.36%
Since Inception*	6.01%	6.01%

Advisor Class Shares†
1 Year	-6.06%	-6.06%
5 Years	9.48%	9.48%
Since Inception*	7.09%	7.09%

Class R Shares†
1 Year	-6.55%	-6.55%
Since Inception*	3.81%	3.81%

Class K Shares†
1 Year	-6.30%	-6.30%
Since Inception*	4.22%	4.22%

Class I Shares†
1 Year	-5.98%	-5.98%
Since Inception*	4.55%	4.55%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.36%, 2.09%, 2.07%, 1.07%, 1.55%, 1.65% and 1.01% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-12.57%
5 Years	7.49%
Since Inception*	5.65%

Class B Shares
1 Year	-12.72%
5 Years	7.68%
Since Inception*	5.71%

Class C Shares
1 Year	-10.17%
5 Years	7.69%
Since Inception*	5.72%

Advisor Class Shares†
1 Year	-8.35%
5 Years	8.77%
Since Inception*	6.79%

Class R Shares†
1 Year	-8.82%
Since Inception*	3.47%

Class K Shares†
1 Year	-8.69%
Since Inception*	3.73%

Class I Shares†
1 Year	-8.30%
Since Inception*	4.08%

*	Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007		Ending Account Value February 29, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$891.59	$1,018.05	$6.44	$6.87
Class B	$1,000	$1,000	$888.35	$1,014.42	$9.86	$10.52
Class C	$1,000	$1,000	$887.65	$1,014.52	$9.76	$10.42
Advisor Class	$1,000	$1,000	$892.28	$1,019.54	$5.03	$5.37
Class R	$1,000	$1,000	$890.53	$1,017.35	$7.10	$7.57
Class K	$1,000	$1,000	$891.48	$1,018.05	$6.44	$6.87
Class I	$1,000	$1,000	$893.31	$1,020.14	$4.47	$4.77
*	Expenses are equal to the classes’ annualized expense ratios of 1.37%, 2.10%, 2.08%, 1.07%, 1.51%, 1.37% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Fund invests are not included herein.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $150.7

*	All data are as of February 29, 2008. The Fund’s holdings breakdown is expressed as a per- centage of total investments and may vary over time. The Fund invests in the AllianceBernstein Underlying Portfolios. For more details regarding the Fund’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 30-39.

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Portfolio Summary

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	-13.47%	-10.57%

Russell 1000 Value Index	-10.38%	-7.91%

AllianceBernstein U.S. Large Cap Growth Portfolio	-7.27%	0.29%

Russell 1000 Growth Index	-6.56%	0.40%

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF FEBRUARY 29, 2008
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	-10.57%
Since Inception^	5.36%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	0.29%
Since Inception^	6.61%

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

AllianceBernstein U.S. Value Portfolio
1 Year	-12.87%
Since Inception^	4.80%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-2.04%
Since Inception^	6.11%

*

Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

†

These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The AllianceBernstein Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein Funds which invest in these Underlying Portfolios.

^	Inception date: 5/20/05.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	9

The Underlying Portfolios Historical Performance

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 7,388,741)	$75,660,712
AllianceBernstein U.S. Large Cap Growth (shares of 6,707,945)	75,263,148

Total investments (cost $136,101,952)	150,923,860
Receivable for capital stock sold	621,407
Receivable for investments sold	95,686

Total assets	151,640,953

Liabilities
Payable for capital stock redeemed	622,437
Advisory fee payable	84,782
Distribution fee payable	58,822
Transfer Agent fee payable	13,538
Administrative fee payable	1,277
Accrued expenses	116,822

Total liabilities	897,678

Net Assets	$150,743,275

Composition of Net Assets
Capital stock, at par	$12,975
Additional paid-in capital	130,452,975
Undistributed net investment income	154,538
Accumulated net realized gain on investment transactions	5,300,879
Net unrealized appreciation on investments	14,821,908

$150,743,275

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$40,732,854	3,473,244	$11.73	*

B	$30,805,074	2,722,130	$11.32

C	$23,857,282	2,106,883	$11.32

Advisor	$51,862,290	4,375,540	$11.85

R	$88,663	7,649	$11.59

K	$1,050,523	89,821	$11.70

I	$2,346,589	199,491	$11.76

*	The maximum offering price per share for Class A shares was $12.25 which reflects a sales charge of 4.25%.

See notes to financial statements.

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Statement of Net Assets

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2008 (unaudited)

Investment Income
Income distributions from Underlying Portfolios		$2,408,619
Expenses
Advisory fee (see Note B)	$564,804
Distribution fee—Class A	71,997
Distribution fee—Class B	191,669
Distribution fee—Class C	143,483
Distribution fee—Class R	175
Distribution fee—Class K	1,462
Transfer agency—Class A	34,512
Transfer agency—Class B	34,386
Transfer agency—Class C	22,798
Transfer agency—Advisor Class	39,453
Transfer agency—Class R	25
Transfer agency—Class K	1,134
Transfer agency—Class I	269
Administrative	49,689
Registration fees	47,621
Printing	39,823
Custodian	34,224
Legal	24,126
Directors’ fees	22,315
Audit	19,783
Miscellaneous	4,562

Total expenses	1,348,310
Less: expense offset arrangement (see Note B)	(5,560)

Net expenses		1,342,750

Net investment income		1,065,869

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of Underlying Portfolio shares		2,589,313
Net realized gain distributions from Underlying Portfolios		4,668,786
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(26,923,673)

Net loss on investment transactions		(19,665,574)

Net Decrease in Net Assets from Operations		$(18,599,705)

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	11

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,065,869	$338,637
Net realized gain on sale of Underlying Portfolio shares	2,589,313	8,900,436
Net realized gain distributions from Underlying Portfolios	4,668,786	2,145,882
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(26,923,673)	7,620,560

Net increase (decrease) in net assets from operations	(18,599,705)	19,005,515
Dividends and Distributions to Shareholders from
Net investment income
Class A	(428,422)	(7,771)
Class B	(22,105)	–0	–
Class C	(16,796)	–0	–
Advisor Class	(676,179)	(43,252)
Class R	(555)	(82)
Class K	(13,440)	(7)
Class I	(36,359)	(1,199)
Net realized gain on investment transactions
Class A	(3,029,958)	(2,948,818)
Class B	(2,444,092)	(2,881,341)
Class C	(1,855,890)	(1,924,664)
Advisor Class	(3,495,569)	(758,348)
Class R	(4,228)	(2,494)
Class K	(71,570)	(647)
Class I	(170,967)	(16,315)
Capital Stock Transactions
Net increase (decrease)	(29,496)	22,472,974

Total increase (decrease)	(30,895,331)	32,893,551
Net Assets
Beginning of period	181,638,606	148,745,055

End of period (including undistributed net investment income of $154,538 and $282,525, respectively)	$150,743,275	$181,638,606

See notes to financial statements.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 29, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Blended Style Series, Inc. (the “Company”) was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Company operates as a series company currently comprised of the U.S. Large Cap Portfolio (the “Fund”), the Global Blend Portfolio and the twelve portfolios of the AllianceBernstein Retirement Strategies (the “Funds”). Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the U.S. Large Cap Portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund invests primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). On May 20, 2005 the Fund acquired shares on the Underlying Portfolios through a tax-free exchange of Fund investment securities at cost for shares of beneficial interest of the Underlying Portfolios. The transfer had no impact on the Fund’s net assets. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	13

Notes to Financial Statements

2. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to their net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis to 1.65% of average daily net assets for Class A shares, 2.35% of average daily net assets for Class B and Class C shares, 1.35% of average daily net assets for Advisor Class shares, 1.85% of average daily net assets for Class R shares, 1.60% of average daily net assets for Class K shares and 1.35% of average daily net assets for Class I shares. For the six months ended February 29, 2008, there was no such reimbursement.

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

Pursuant to the Advisory agreement, the Fund paid $49,689 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended February 29, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $63,058 for the six months ended February 29, 2008.

For the six months ended February 29, 2008, the Fund’s expenses were reduced by $5,560 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $976 from the sale of Class A shares and received $234, $13,018 and $1,383 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended February 29, 2008.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $839,740, $994,651, $4,326 and $2,140 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	15

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios, aggregated $10,900,400 and $17,527,444, respectively, for the six months ended February 29, 2008.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$14,821,908
Gross unrealized depreciation	–0–

Net unrealized appreciation	$14,821,908

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital stock for each class were as follows:

	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

Class A
Shares sold	133,482	419,412	$1,754,187	$5,859,227

Shares issued in reinvestment of dividends and distributions	242,283	197,416	3,142,413	2,698,672

Shares converted from Class B	83,429	169,013	1,125,746	2,365,282

Shares redeemed	(516,420)	(1,101,136)	(6,803,123)	(15,348,805)

Net decrease	(57,226)	(315,295)	$(780,777)	$(4,425,624)

Class B
Shares sold	47,678	163,715	$610,688	$2,207,918

Shares issued in reinvestment of dividends and distributions	157,455	173,154	1,972,914	2,290,830

Shares converted to Class A	(86,616)	(175,077)	(1,125,746)	(2,365,282)

Shares redeemed	(506,987)	(1,069,162)	(6,652,437)	(14,477,646)

Net decrease	(388,470)	(907,370)	$(5,194,581)	$(12,344,180)

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

Class C
Shares sold	101,742	230,664	$1,297,720	$3,099,252

Shares issued in reinvestment of dividends and distributions	89,795	93,499	1,126,024	1,236,991

Shares redeemed	(362,117)	(591,164)	(4,697,153)	(8,003,233)

Net decrease	(170,580)	(267,001)	$(2,273,409)	$(3,666,990)

Advisor Class
Shares sold	980,916	3,798,025	$13,088,429	$52,834,451

Shares issued in reinvestment of dividends and distributions	61,215	49,716	801,918	686,077

Shares redeemed	(427,823)	(1,008,440)	(5,808,781)	(14,382,894)

Net increase	614,308	2,839,301	$8,081,566	$39,137,634

Class R
Shares sold	3,010	3,384	$36,606	$46,476

Shares issued in reinvestment of dividends and distributions	309	141	3,963	1,909

Shares redeemed	(155)	(58)	(1,949)	(829)

Net increase	3,164	3,467	$38,620	$47,556

Class K
Shares sold	3,394	90,987	$43,138	$1,256,239

Shares issued in reinvestment of dividends and distributions	6,508	–0– (a)	84,152	3

Shares redeemed	(11,889)	–0–	(173,527)	–0–

Net increase (decrease)	(1,987)	90,987	$(46,237)	$1,256,242

Class I
Shares sold	4,231	167,215	$63,000	$2,450,826

Shares issued in reinvestment of dividends and distributions	15,948	1,278	207,322	17,510

Shares redeemed	(9,859)	–0–	(125,000)	–0–

Net increase	10,320	168,493	$145,322	$2,468,336

(a)	Share amount is less than one full share.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	17

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 29, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$818,294	$508,156
Long-term capital gain	7,766,644	6,403,119

Total taxable distributions	8,584,938	6,911,275

Total distributions paid	$8,584,938	$6,911,275

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

As of August 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$282,525
Undistributed long-term capital gains	9,115,792
Unrealized appreciation/(depreciation)	41,744,843	(a)

Total accumulated earnings/(deficit)	$51,143,160

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of loss on wash sales.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	19

Notes to Financial Statements

agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On February 29, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	21

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,				October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)		Year Ended June 30, 2004		July 15, 2002(c) to June 30, 2003
			2007		2006

Net asset value, beginning of period	$ 14.18		$ 13.31		$ 12.89		$ 11.87		$ 12.14		$ 10.68		$ 10.00

Income From Investment Operations
Net investment income (loss)(d)	.10		.07	(e)	(.02	)(e)	.01	(e)	– 0	–(e)(f)	.01	(e)(g)	.02	(e)
Net realized and unrealized gain (loss) on investment transactions	(1.54)		1.59		.98		1.44		(.27)		1.47		.68

Net increase (decrease) in net asset value from operations	(1.44)		1.66		.96		1.45		(.27)		1.48		.70

Less: Dividends and Distributions
Dividends from net investment income	(.13)		– 0	–(f)	– 0	–	– 0	–	– 0	–	– 0	–	(.02)
Distributions from net realized gain on investment transactions	(.88)		(.79)		(.54)		(.43)		– 0	–	(.02)		– 0	–

Total dividends and distributions	(1.01)		(.79)		(.54)		(.43)		– 0	–	(.02)		(.02)

Net asset value, end of period	$ 11.73		$ 14.18		$ 13.31		$ 12.89		$ 11.87		$ 12.14		$ 10.68

Total Return
Total investment return based on net asset value(h)	(10.84)%		12.70%		7.47%		12.35%		(2.22)%		13.88%		6.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,733		$50,062		$51,188		$55,567		$52,492		$54,956		$37,789
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.37	%(i)(j)	1.31	%(j)	1.36	%(j)(k)	1.47	%(i)(j)	1.47	%(i)	1.53%		1.65	%(i)
Expenses, before waivers/reimbursements	1.37	%(i)(j)	1.34	%(j)	1.41	%(j)(k)	1.52	%(i)(j)	1.74	%(i)	1.76%		2.62	%(i)
Net investment income (loss)	1.42	%(i)	.52	%(e)	(.13	)%(e)(k)	.06	%(e)(i)	.01	%(e)(i)	.09	%(e)(g)	.20	%(e)(i)
Portfolio turnover rate	6%		19%		6%		44%		11%		39%		25%

See footnote summary on page 28.

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,				October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)		Year Ended June 30, 2004		July 15, 2002(c) to June 30, 2003
			2007		2006

Net asset value, beginning of period	$ 13.65		$ 12.93		$ 12.63		$ 11.71		$ 11.99		$ 10.62		$ 10.00

Income From Investment Operations
Net investment income (loss)(d)	.04		(.02	)(e)	(.11	)(e)	(.07	)(e)	(.02	)(e)	(.07	)(e)(g)	(.04	)(e)
Net realized and unrealized gain (loss) on investment transactions	(1.48)		1.53		.95		1.42		(.26)		1.46		.67

Net increase (decrease) in net asset value from operations	(1.44)		1.51		.84		1.35		(.28)		1.39		.63

Less: Dividends and Distributions
Dividends from net investment income	(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment transactions	(.88)		(.79)		(.54)		(.43)		– 0	–	(.02)		– 0	–

Total dividends and distributions	(.89)		(.79)		(.54)		(.43)		– 0	–	(.02)		(.01)

Net asset value, end of period	$ 11.32		$ 13.65		$ 12.93		$ 12.63		$ 11.71		$ 11.99		$ 10.62

Total Return
Total investment return based on net asset value(h)	(11.17)%		11.86%		6.65%		11.64%		(2.34)%		13.11%		6.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,805		$42,459		$51,945		$64,829		$64,399		$67,551		$47,963
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.10	%(i)(j)	2.04	%(j)	2.09	%(j)(k)	2.19	%(i)(j)	2.19	%(i)	2.25%		2.35	%(i)
Expenses, before waivers/reimbursements	2.10	%(i)(j)	2.07	%(j)	2.14	%(j)(k)	2.24	%(i)(j)	2.46	%(i)	2.48%		3.28	%(i)
Net investment income (loss)	.67	%(i)	(.18	)%(e)	(.84	)%(e)(k)	(.66	)%(e)(i)	(.71	)%(e)(i)	(.63	)%(e)(g)	(.50	)%(e)(i)
Portfolio turnover rate	6%		19%		6%		44%		11%		39%		25%

See footnote summary on page 28.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	23

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,				October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)		Year Ended June 30, 2004		July 15, 2002(c) to June 30, 2003
			2007		2006

Net asset value, beginning of period	$ 13.66		$ 12.93		$ 12.63		$ 11.71		$ 11.99		$ 10.62		$ 10.00

Income From Investment Operations
Net investment income (loss)(d)	.05		(.03	)(e)	(.11	)(e)	(.07	)(e)	(.02	)(e)	(.07	)(e)(g)	(.04	)(e)
Net realized and unrealized gain (loss) on investment transactions	(1.50)		1.55		.95		1.42		(.26)		1.46		.67

Net increase (decrease) in net asset value from operations	(1.45)		1.52		.84		1.35		(.28)		1.39		.63

Less: Dividends and Distributions
Dividends from net investment income	(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment transactions	(.88)		(.79)		(.54)		(.43)		– 0	–	(.02)		– 0	–

Total dividends and distributions	(.89)		(.79)		(.54)		(.43)		– 0	–	(.02)		(.01)

Net asset value, end of period	$ 11.32		$ 13.66		$ 12.93		$ 12.63		$ 11.71		$ 11.99		$ 10.62

Total Return
Total investment return based on net asset value(h)	(11.24)%		11.95%		6.65%		11.64%		(2.34)%		13.11%		6.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,857		$31,101		$32,904		$36,807		$39,267		$42,854		$28,806
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.08	%(i)(j)	2.02	%(j)	2.07	%(j)(k)	2.17	%(i)(j)	2.18	%(i)	2.24%		2.35	%(i)
Expenses, before waivers/reimbursements	2.08	%(i)(j)	2.05	%(j)	2.12	%(j)(k)	2.22	%(i)(j)	2.45	%(i)	2.47%		3.26	%(i)
Net investment income (loss)	.69	%(i)	(.19	)%(e)	(.83	)%(e)(k)	(.63	)%(e)(i)	(.71	)%(e)(i)	(.62	)%(e)(g)	(.47	)%(e)(i)
Portfolio turnover rate	6%		19%		6%		44%		11%		39%		25%

See footnote summary on page 28.

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,				October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)		Year Ended June 30, 2004		July 15, 2002(c) to June 30, 2003
			2007		2006

Net asset value, beginning of period	$ 14.35		$ 13.46		$ 12.99		$ 11.92		$ 12.18		$ 10.71		$ 10.00

Income From Investment Operations
Net investment income(d)	.12		.07	(e)	.03	(e)	.04	(e)	.01	(e)	.04	(e)(g)	.04	(e)
Net realized and unrealized gain (loss) on investment transactions	(1.57)		1.66		.98		1.46		(.27)		1.48		.69

Net increase (decrease) in net asset value from operations	(1.45)		1.73		1.01		1.50		(.26)		1.52		.73

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.05)		– 0	–	– 0	–	– 0	–	(.03)		(.02)
Distributions from net realized gain on investment transactions	(.88)		(.79)		(.54)		(.43)		– 0	–	(.02)		– 0	–

Total dividends and distributions	(1.05)		(.84)		(.54)		(.43)		– 0	–	(.05)		(.02)

Net asset value, end of period	$ 11.85		$ 14.35		$ 13.46		$ 12.99		$ 11.92		$ 12.18		$ 10.71

Total Return
Total investment return based on net asset value(h)	(10.77)%		13.06%		7.81%		12.73%		(2.13)%		14.20%		7.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,862		$53,956		$12,407		$9,737		$9,251		$9,261		$7,263
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.07	%(i)(j)	1.02	%(j)	1.05	%(j)(k)	1.17	%(i)(j)	1.17	%(i)	1.23%		1.35	%(i)
Expenses, before waivers/reimbursements	1.07	%(i)(j)	1.05	%(j)	1.11	%(j)(k)	1.22	%(i)(j)	1.44	%(i)	1.46%		4.78	%(i)
Net investment income	1.70	%(i)	.51	%(e)	.20	%(e)(k)	.36	%(e)(i)	.31	%(e)(i)	.39	%(e)(g)	.48	%(e)(i)
Portfolio turnover rate	6%		19%		6%		44%		11%		39%		25%

See footnote summary on page 28.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	25

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,				October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)		February 17, 2004(l) to June 30, 2004
			2007		2006

Net asset value, beginning of period	$ 14.03		$ 13.22		$ 12.85		$ 11.86		$ 12.13		$ 12.27

Income From Investment Operations
Net investment income (loss)(d)	.07		.02	(e)	(.05	)(e)	(.02	)(e)	(.01	)(e)	(.01	)(e)(g)
Net realized and unrealized gain (loss) on investment transactions	(1.51)		1.61		.96		1.44		(.26)		(.13)

Net increase (decrease) in net asset value from operations	(1.44)		1.63		.91		1.42		(.27)		(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.03)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.88)		(.79)		(.54)		(.43)		– 0	–	– 0	–

Total dividends and distributions	(1.00)		(.82)		(.54)		(.43)		– 0	–	– 0	–

Net asset value, end of period	$ 11.59		$ 14.03		$ 13.22		$ 12.85		$ 11.86		$ 12.13

Total Return
Total investment return based on net asset value(h)	(10.95)%		12.52%		7.09%		12.10%		(2.23)%		(1.14)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89		$63		$13		$11		$10		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.51	%(i)(j)	1.50	%(j)	1.64	%(j)(k)	1.72	%(i)(j)	1.66	%(i)	1.78	%(i)
Expenses, before waivers/reimbursements	1.51	%(i)(j)	1.53	%(j)	1.69	%(j)(k)	1.77	%(i)(j)	1.93	%(i)	2.15	%(i)
Net investment income (loss)	1.05	%(i)	.17	%(e)	(.41	)%(e)(k)	(.20	)%(e)(i)	(.18	)%(e)(i)	(.12	)%(e)(g)(i)
Portfolio turnover rate	6%		19%		6%		44%		11%		39%

See footnote summary on page 28.

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,				March 1, 2005(l) to August 31, 2005
			2007		2006

Net asset value, beginning of period	$ 14.19		$ 13.31		$ 12.90		$ 12.31

Income From Investment Operations
Net investment income (loss)(d)	.09		(.10	)(e)	(.02	)(e)	(.03	)(e)
Net realized and unrealized gain (loss) on investment transactions	(1.53)		1.78		.97		.62

Net increase (decrease) in net asset value from operations	(1.44)		1.68		.95		.59

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.01)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.88)		(.79)		(.54)		– 0	–

Total dividends and distributions	(1.05)		(.80)		(.54)		– 0	–

Net asset value, end of period	$ 11.70		$ 14.19		$ 13.31		$ 12.90

Total Return
Total investment return based on net asset value(h)	(10.85)%		12.84%		7.38%		4.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,050		$1,302		$11		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(j)	1.37	%(i)	1.58%		1.37	%(k)	1.51	%(i)
Expenses, before waivers/reimbursements(j)	1.37	%(i)	1.63%		1.42	%(k)	1.56	%(i)
Net investment income (loss)	1.37	%(i)	(1.20	)%(e)	(.13	)%(e)(k)	(.50	)%(e)(i)
Portfolio turnover rate	6%		19%		6%		44%

See footnote summary on page 28.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,				March 1, 2005(l) to August 31, 2005
			2007		2006

Net asset value, beginning of period	$ 14.25		$ 13.38		$ 12.92		$ 12.31

Income From Investment Operations
Net investment income (loss)(d)	.13		.08	(e)	(.02	)(e)	(.01	)(e)
Net realized and unrealized gain (loss) on investment transactions	(1.55)		1.64		1.02		.62

Net increase (decrease) in net asset value from operations	(1.42)		1.72		1.00		.61

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.06)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.88)		(.79)		(.54)		– 0	–

Total dividends and distributions	(1.07)		(.85)		(.54)		– 0	–

Net asset value, end of period	$ 11.76		$ 14.25		$ 13.38		$ 12.92

Total Return
Total investment return based on net asset value(h)	(10.67)%		13.09%		7.77%		4.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,347		$2,696		$277		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(j)	.95	%(i)	.96%		.97	%(k)	1.19	%(i)
Expenses, before waivers/reimbursements(j)	.95	%(i)	.99%		1.02	%(k)	1.24	%(i)
Net investment income (loss)	1.83	%(i)	.62	%(e)	(.19	)%(e)(k)	(.17	)%(e)(i)
Portfolio turnover rate	6%		19%		6%		44%

(a)	The Fund changed its fiscal year end from September 30 to August 31.

(b)	The Fund changed its fiscal year end from June 30 to September 30.

(c)	Commencement of operations.

(d)	Based on average shares outstanding.

(e)	Net of fees and expenses waived/reimbursed by the Adviser.

(f)	Amount is less than $.005.

(g)	Net of fees and expenses waived by the Transfer Agent.

(h)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(i)	Annualized.

(j)	Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests. For the six months ended February 29, 2008 and the years ended August 31, 2007 and August 31, 2006, the estimated annualized blended expense ratios were .02%, .02%, and .04%, respectively.

(k)	The ratio includes expenses attributable to costs of proxy solicitation.

(l)	Commencement of distributions.

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Seth J. Masters, Senior Vice President

Daniel T. Grasman, Vice President

Mark A. Hamilton, Vice President

Joshua B. Lisser, Vice President

Christopher H. Nikolich, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Independent Registered Public Accounting Firm
KPMG LLP 345 Park Avenue New York, NY 10154
Principal Underwriter
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004	Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2)	The management of and investment decisions for the Fund’s portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. While all members of the team work jointly to determine the majority of the investment strategy, Messrs. Masters, Grasman, Hamilton, Lisser and Nikolich, members of the Blend Investment Policy Team, are primarily responsible for the day-to- day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	29

Board of Directors

Pages 30-39 represent the holdings of the Underlying Portfolios in which the Fund may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s February 29, 2008 financial statements. A copy of the Underlying Portfolios’ unaudited semi-annual report is available upon request.

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

U.S. VALUE PORTFOLIO

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 26.9%
Capital Markets – 2.6%
Deutsche Bank AG	114,500	$12,704,920
The Goldman Sachs Group, Inc.	25,000	4,240,750
Merrill Lynch & Co., Inc.	389,500	19,303,620
Morgan Stanley	676,000	28,473,120

		64,722,410

Commercial Banks – 2.8%
Comerica, Inc.	252,300	9,143,352
Fifth Third Bancorp	430,500	9,858,450
Keycorp	89,900	1,982,295
National City Corp.	511,700	8,115,562
SunTrust Banks, Inc.	79,800	4,638,774
U.S. Bancorp	299,300	9,583,586
Wachovia Corp.	395,000	12,094,900
Wells Fargo & Co.	549,200	16,053,116

		71,470,035

Consumer Finance – 0.7%
Discover Financial Services	1,137,300	17,161,857

Diversified Financial Services – 8.3%
Bank of America Corp.	1,964,800	78,081,152
CIT Group, Inc.	425,300	9,450,166
Citigroup, Inc.	2,423,200	57,454,072
JPMorgan Chase & Co.	1,587,000	64,511,550

		209,496,940

Insurance – 11.3%
ACE Ltd.	354,700	19,948,328
Allstate Corp.	488,800	23,330,424
American International Group, Inc.	1,062,700	49,798,122
Chubb Corp.	398,500	20,283,650
Everest Re Group Ltd.	65,500	6,345,640
Fidelity National Financial, Inc. – Class A	522,500	9,201,225
Genworth Financial, Inc. – Class A	739,000	17,130,020
Hartford Financial Services Group, Inc.	299,500	20,935,050
MetLife, Inc.	365,500	21,294,030
Old Republic International Corp.	625,200	8,577,744
PartnerRe Ltd.	66,100	5,082,429
The Progressive Corp.	883,600	16,196,388
RenaissanceRe Holdings Ltd.	128,700	7,065,630
Safeco Corp.	163,500	7,563,510
Torchmark Corp.	101,400	6,110,364
The Travelers Cos, Inc.	509,000	23,622,690
Unum Group	715,800	16,398,978
XL Capital Ltd. – Class A	204,900	7,388,694

		286,272,916

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	31

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 1.2%
Federal Home Loan Mortgage Corp.	330,500	$8,321,990
Federal National Mortgage Association	543,000	15,013,950
Washington Mutual, Inc.	481,300	7,123,240

		30,459,180

		679,583,338

Energy – 16.0%
Oil, Gas & Consumable Fuels – 16.0%
Anadarko Petroleum Corp.	372,300	23,730,402
BP PLC (Sponsored) (ADR)	170,700	11,073,309
Chevron Corp.	1,001,700	86,807,322
ConocoPhillips	786,400	65,043,144
Exxon Mobil Corp.	1,630,800	141,895,908
Marathon Oil Corp.	467,000	24,825,720
Occidental Petroleum Corp.	132,300	10,236,051
Royal Dutch Shell PLC (ADR)	171,300	12,239,385
Total SA (ADR)	162,000	12,213,180
Valero Energy Corp.	267,600	15,459,252

		403,523,673

Consumer Discretionary – 10.6%
Auto Components – 1.1%
Autoliv, Inc.	162,800	8,123,720
BorgWarner, Inc.	242,200	10,441,242
Lear Corp.(a)	49,800	1,373,484
Magna International, Inc. – Class A	109,000	7,979,890

		27,918,336

Automobiles – 0.7%
General Motors Corp.	778,000	18,111,840

Hotels, Restaurants & Leisure – 0.3%
McDonald’s Corp.	143,200	7,748,552

Household Durables – 1.0%
Black & Decker Corp.	123,600	8,499,972
Centex Corp.	218,900	4,857,391
KB Home	227,500	5,444,075
Newell Rubbermaid, Inc.	90,900	2,063,430
Pulte Homes, Inc.	262,000	3,547,480

		24,412,348

Leisure Equipment & Products – 0.3%
Brunswick Corp.	420,500	6,849,945

Media – 3.5%
CBS Corp. – Class B	617,300	14,086,786
Gannett Co., Inc.	473,300	14,269,995
Idearc, Inc.	517,200	2,492,904
Time Warner, Inc.	1,016,500	15,867,565

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Viacom, Inc. – Class B(a)	368,800	$14,659,800
The Walt Disney Co.	830,600	26,919,746

		88,296,796

Multiline Retail – 0.8%
Family Dollar Stores, Inc.	383,000	7,334,450
Macy’s, Inc.	556,300	13,729,484

		21,063,934

Specialty Retail – 2.1%
AutoNation, Inc.(a)	175,700	2,559,949
The Gap, Inc.	655,500	13,221,435
Home Depot, Inc.	665,700	17,674,335
Lowe’s Cos, Inc.	246,700	5,913,399
Ltd. Brands, Inc.	282,000	4,300,500
Office Depot, Inc.(a)	813,200	9,246,084

		52,915,702

Textiles, Apparel & Luxury Goods – 0.8%
Jones Apparel Group, Inc.	864,600	12,199,506
VF Corp.	106,935	8,131,337

		20,330,843

		267,648,296

Health Care – 8.8%
Health Care Equipment & Supplies – 0.2%
Covidien Ltd.	95,000	4,065,050

Health Care Providers & Services – 1.3%
AmerisourceBergen Corp. – Class A	156,700	6,537,524
Cardinal Health, Inc.	213,400	12,620,476
McKesson Corp.	234,800	13,796,848

		32,954,848

Pharmaceuticals – 7.3%
Eli Lilly & Co.	296,100	14,810,922
GlaxoSmithKline PLC (ADR)	301,400	13,234,474
Johnson & Johnson	392,000	24,288,320
Merck & Co., Inc.	507,800	22,495,540
Pfizer, Inc.	3,323,600	74,049,808
Sanofi-Aventis SA (ADR)	324,800	12,046,832
Wyeth	563,300	24,571,146

		185,497,042

		222,516,940

Industrials – 8.8%
Aerospace & Defense – 1.0%
Lockheed Martin Corp.	30,400	3,137,280
Northrop Grumman Corp.	285,100	22,411,711

		25,548,991

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	33

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.8%
Allied Waste Industries, Inc.(a)	1,021,400	$10,561,276
Pitney Bowes, Inc.	245,800	8,794,724

		19,356,000

Industrial Conglomerates – 5.0%
3M Co.	98,900	7,753,760
General Electric Co.	2,913,700	96,560,018
Tyco International Ltd.	553,700	22,181,222

		126,495,000

Machinery – 1.9%
Caterpillar, Inc.	218,100	15,775,173
Cummins, Inc.	81,000	4,080,780
Eaton Corp.	26,100	2,104,443
SPX Corp.	132,300	13,534,290
Terex Corp.(a)	161,100	10,866,195

		46,360,881

Road & Rail – 0.1%
Avis Budget Group, Inc.(a)	273,600	3,127,248

		220,888,120

Consumer Staples – 8.7%
Beverages – 1.0%
The Coca-Cola Co.	51,900	3,034,074
Coca-Cola Enterprises, Inc.	224,800	5,491,864
Molson Coors Brewing Co. – Class B	308,000	16,619,680

		25,145,618

Food & Staples Retailing – 1.7%
The Kroger Co.	398,300	9,658,775
Safeway, Inc.	458,600	13,180,164
Supervalu, Inc.	557,600	14,637,000
Wal-Mart Stores, Inc.	100,000	4,959,000

		42,434,939

Food Products – 2.5%
ConAgra Foods, Inc.	419,900	9,279,790
Del Monte Foods Co.	590,000	5,298,200
General Mills, Inc.	198,500	11,114,015
Kellogg Co.	210,100	10,656,272
Kraft Foods, Inc. – Class A	173,300	5,401,761
Sara Lee Corp.	953,700	12,045,231
Tyson Foods, Inc. – Class A	573,300	8,261,253

		62,056,522

Household Products – 1.9%
Procter & Gamble Co.	718,900	47,576,802

Tobacco – 1.6%
Altria Group, Inc.	560,300	40,980,342

		218,194,223

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 7.1%
Diversified Telecommunication Services – 5.8%
AT&T, Inc.	2,769,300	$96,454,719
Verizon Communications, Inc.	1,396,500	50,720,880

		147,175,599

Wireless Telecommunication Services – 1.3%
Sprint Nextel Corp.	2,560,100	18,202,311
Vodafone Group PLC (ADR)	432,800	13,949,144

		32,151,455

		179,327,054

Materials – 6.2%
Chemicals – 2.7%
Ashland, Inc.	162,300	7,168,791
Dow Chemical Co.	718,800	27,091,572
E.I. Du Pont de Nemours & Co.	585,000	27,155,700
Lubrizol Corp.	123,500	7,200,050

		68,616,113

Containers & Packaging – 1.6%
Ball Corp.	309,300	13,640,130
Owens-Illinois, Inc.(a)	275,200	15,535,040
Smurfit-Stone Container Corp.(a)	439,600	3,494,820
Sonoco Products Co.	210,400	5,926,968

		38,596,958

Metals & Mining – 1.9%
Alcoa, Inc.	784,000	29,117,760
ArcelorMittal	250,200	19,020,204

		48,137,964

		155,351,035

Information Technology – 4.1%
Communications Equipment – 0.5%
Nokia OYJ (Sponsored) (ADR)	379,300	13,658,593

Computers & Peripherals – 1.0%
Dell, Inc.(a)	350,000	6,947,500
International Business Machines Corp.	66,800	7,605,848
Lexmark International, Inc. – Class A(a)	285,800	9,439,974

		23,993,322

Electronic Equipment & Instruments – 2.3%
Arrow Electronics, Inc.(a)	328,700	10,718,907
Avnet, Inc.(a)	442,200	14,906,562
Flextronics International Ltd.(a)	1,218,278	12,353,339

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	35

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Ingram Micro, Inc. – Class A(a)	436,100	$6,659,247
Sanmina-SCI Corp.(a)	599,600	989,340
Tech Data Corp.(a)	167,500	5,586,125
Tyco Electronics Ltd.	95,000	3,125,500
Vishay Intertechnology, Inc.(a)	524,900	4,792,337

		59,131,357

IT Services – 0.3%
Electronic Data Systems Corp.	441,500	7,646,780

		104,430,052

Utilities – 1.3%
Electric Utilities – 0.6%
Entergy Corp.	143,700	14,763,738

Independent Power Producers & Energy Traders – 0.6%
Constellation Energy Group, Inc.	162,700	14,374,545

Multi-Utilities – 0.1%
Wisconsin Energy Corp.	85,125	3,713,153

		32,851,436

Total Common Stocks (cost $2,626,528,544)		2,484,314,167

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $32,646,709)	32,646,709	32,646,709

Total Investments – 99.8% (cost $2,659,175,253)		2,516,960,876
Other assets less liabilities – 0.2%		4,912,475

Net Assets – 100.0%		$2,521,873,351

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Information Technology – 30.8%
Communications Equipment – 9.7%
Cisco Systems, Inc.(a)	4,197,900	$102,302,823
Nokia OYJ (Sponsored) (ADR)	1,540,700	55,480,607
Research In Motion Ltd.(a)	860,600	89,330,280

		247,113,710

Computers & Peripherals – 9.1%
Apple, Inc.(a)	1,037,935	129,762,634
Hewlett-Packard Co.	2,136,800	102,074,936

		231,837,570

Internet Software & Services – 6.0%
Google, Inc. – Class A(a)	324,670	152,978,010

Semiconductors & Semiconductor Equipment – 3.6%
Broadcom Corp. – Class A(a)	1,054,100	19,933,031
MEMC Electronic Materials, Inc.(a)	367,850	28,059,598
Nvidia Corp.(a)	2,050,600	43,862,334

		91,854,963

Software – 2.4%
Adobe Systems, Inc.(a)	863,500	29,056,775
Microsoft Corp.	934,200	25,428,924
VMware, Inc. – Class A(a)	145,200	8,518,884

		63,004,583

		786,788,836

Health Care – 21.5%
Biotechnology – 7.8%
Celgene Corp.(a)	1,006,000	56,708,220
Genentech, Inc.(a)	628,100	47,578,575
Gilead Sciences, Inc.(a)	1,977,850	93,591,862

		197,878,657

Health Care Equipment & Supplies – 3.9%
Alcon, Inc.	459,250	66,467,253
Hologic, Inc.(a)	544,400	32,832,764

		99,300,017

Health Care Providers & Services – 4.1%
Medco Health Solutions, Inc.(a)	1,274,200	56,459,802
WellPoint, Inc.(a)	693,100	48,572,448

		105,032,250

Pharmaceuticals – 5.7%
Abbott Laboratories	1,641,400	87,896,970
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	1,187,700	58,280,439

		146,177,409

		548,388,333

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	37

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 11.0%
Beverages – 2.8%
The Coca-Cola Co.	463,800	$27,113,748
PepsiCo, Inc.	626,400	43,572,384

		70,686,132

Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	497,000	30,774,240
Wal-Mart Stores, Inc.	432,600	21,452,634

		52,226,874

Food Products – 2.3%
WM Wrigley Jr Co.	998,900	59,794,154

Household Products – 2.9%
Colgate-Palmolive Co.	493,900	37,580,851
Procter & Gamble Co.	537,500	35,571,750

		73,152,601

Tobacco – 1.0%
Altria Group, Inc.	356,850	26,100,009

		281,959,770

Industrials – 10.6%
Aerospace & Defense – 3.7%
Honeywell International, Inc.	1,321,085	76,015,231
Spirit Aerosystems Holdings, Inc. – Class A(a)	694,200	18,757,284

		94,772,515

Construction & Engineering – 1.7%
Fluor Corp.	309,600	43,111,800

Electrical Equipment – 1.4%
ABB Ltd. (Sponsored) (ADR)	717,450	17,964,948
Emerson Electric Co.	334,500	17,046,120

		35,011,068

Industrial Conglomerates – 1.3%
Textron, Inc.	643,400	34,852,978

Machinery – 2.5%
Deere & Co.	742,850	63,298,249

		271,046,610

Financials – 9.8%
Capital Markets – 5.0%
The Blackstone Group LP	872,300	14,392,950
Franklin Resources, Inc.	651,800	61,510,366
The Goldman Sachs Group, Inc.	152,790	25,917,768
Lehman Brothers Holdings, Inc.	507,900	25,897,821

		127,718,905

Diversified Financial Services – 4.8%
CME Group, Inc. – Class A	194,005	99,582,766
NYSE Euronext	359,800	23,628,066

		123,210,832

		250,929,737

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 8.0%
Energy Equipment & Services – 5.7%
Baker Hughes, Inc.	542,650	$36,514,919
Cameron International Corp.(a)	519,500	22,068,360
Schlumberger Ltd.	1,020,650	88,235,192

		146,818,471

Oil, Gas & Consumable Fuels – 2.3%
EOG Resources, Inc.	483,500	57,531,665

		204,350,136

Materials – 5.5%
Chemicals – 5.5%
Air Products & Chemicals, Inc.	490,000	44,751,700
Monsanto Co.	814,840	94,260,691

		139,012,391

Consumer Discretionary – 1.5%
Hotels, Restaurants & Leisure – 0.9%
McDonald’s Corp.	117,350	6,349,809
Yum! Brands, Inc.	502,500	17,311,125

		23,660,934

Multiline Retail – 0.6%
Kohl’s Corp.(a)	150,900	6,705,996
Target Corp.	137,150	7,215,461

		13,921,457

		37,582,391

Telecommunication Services – 0.5%
Wireless Telecommunication Services – 0.5%
America Movil SAB de CV Series L (ADR)	220,100	13,307,246

Total Common Stocks (cost $2,422,442,548)		2,533,365,450

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $28,557,743)	28,557,743	28,557,743

Total Investments – 100.3% (cost $2,451,000,291)		2,561,923,193
Other assets less liabilities – (0.3)%		(8,918,121)

Net Assets – 100.0%		$2,553,005,072

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	39

U.S. Large Cap Growth Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”), in respect of the AllianceBernstein U.S. Large Cap Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).

The Portfolio seeks long term growth of capital through investing in a combination of shares of The AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 rather than making direct investments in portfolio securities. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the information in the fee summary was completed on July 17, 2007 and presented to the Board of Directors on July 31-August 2, 2007.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The Portfolio invests in a combination of the following Pooling Portfolios: U.S. Value Portfolio and U.S. Large Cap Growth Portfolio.

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/07 ($MIL)	Portfolio
Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$192.7	U.S. Large Cap Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $84,000 (0.05% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	41

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that all share classes of the Portfolio were operating below their expense caps for the most recent semi-annual period. Accordingly, the expense limitation undertaking of the Portfolio was of no effect. Set forth below are the gross expense ratios of the Portfolio for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (02/28/07)[5]	Fiscal Year End
U.S. Large Cap Portfolio	Class A Class B Class C Class R Class K Class I Advisor	1.65% 2.35% 2.35% 1.85% 1.60% 1.35% 1.35%	1.36% 2.09% 2.07% 1.53% 1.28% 0.96% 1.04%	August 31

The expense limitation undertaking set forth in the table above for U.S. Large Cap Portfolio includes the blended expense ratio of the Pooling Portfolios (i.e., the Portfolio’s underlying expense ratio). For the six months ended February 28, 2007, the estimated underlying expense ratio for the Portfolio was 0.02%.

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time

5	Annualized

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

required for investment companies, although as previously noted, a portion of these expenses are entitled to be reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on June 30, 2007 net assets:

Portfolio	Net Assets 06/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee[7]
U.S. Large Cap Portfolio	$192.7	U.S. Blend Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance 30 bp on the balance Minimum Account Size: $50m	0.504%	0.650%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	Portfolio advisory fee based on June 30, 2007 net assets. It should be noted that the advisory fee shown for the Portfolio exclude any expense reimbursements related to expense caps.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	43

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio:8

Portfolio	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
U.S. Large Cap Portfolio	U.S. Large Cap Blended Style Portfolio	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	0.65%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Blended Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Portfolio	Luxembourg Fund	Fee
U.S. Large Cap Portfolio	American Blend Portfolio Class A9	1.50%
	Class I (Institutional)	0.70%

8	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Portfolio.11

Portfolio	Contractual Management Fee[12]	Lipper Group Median	Rank
U.S. Large Cap Portfolio	0.650	0.790	1/17

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group13 and Lipper Expense Universe.14 Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. It should be noted that the Portfolio’s total expense ratio is inclusive of the Portfolio’s underlying expenses. The result of that analysis is set forth below:

Portfolio	Expense Ratio (%)[15]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
U.S. Large cap Portfolio	1.429	1.410	10/17	1.273	89/126

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. As previously mentioned, during the most recently completed fiscal year, the Adviser waived such payments. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Portfolio for expense caps that would effectively reduce the actual management fee.

13	Lipper uses the following criteria in screening funds to be included in the Portfolio’s expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

14	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	45

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability percentage from providing investment advisory services to the Portfolio was unchanged during calendar year 2006 versus 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and/or Pooling Portfolios receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.16 During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $7,565, $1,130,770 and $87,204 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Portfolio’s most recently completed fiscal year, ABIS received $113,467 in fees from the Portfolio.17

There are no portfolio transactions for the Portfolio since the Portfolio pursues its investment objectives through investing in a combination of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. During the Portfolio’s most recently completed fiscal year, certain of the Pooling Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”, and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Pooling Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Pooling Portfolios. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Pooling Portfolios and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

16	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $5,840 under the offset agreement between the Portfolio and ABIS.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	47

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $793 billion as of June 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 and 3 year performance rankings of the Portfolio 18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended April 30, 2007.20

Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
U.S. Large Cap Portfolio
1 year	9.57	7.05	8.34	5/17	45/137
3 year	11.53	8.27	8.79	1/17	8/125

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the EU. Lipper’s criteria for including or excluding a fund in/from a PU are somewhat different than that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Set forth below are the 1 and 3 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.

	Periods Ending April 30, 2007 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)[22]
U.S. Large Cap Portfolio	9.57	11.53	10.62
S&P 500 Stock Index	15.23	12.24	12.80
Inception Date: July 15, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 22, 2007

21	The performance returns are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2007. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	49

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	51

NOTES

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LCB-0152-0208

SEMI-ANNUAL REPORT

AllianceBernstein Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

February 29, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 22, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Retirement Strategies (collectively, the “Strategies”) for the semi-annual reporting period ended February 29, 2008.

Investment Objective and Strategies

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy will seek to achieve its objective by investing in a combination of portfolios of the AllianceBernstein Underlying Pooling Portfolios representing a variety of asset classes and investment styles (the “Underlying Portfolios”). Each Strategy is managed to the specific year of planned retirement included in its name (the “retirement date”). The Strategies’ asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the “target year”) at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After the retirement date of a Strategy, that Strategy’s asset mix seeks to minimize the likelihood that an investor in that Strategy experiences a significant loss of capital at a more advanced age. The asset mix will continue to change with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after a Strategy’s retirement date. Thereafter, the target asset allocation for that Strategy will generally be fixed. The static allocation of a Strategy’s asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 25% equities and 10% Real Estate Investment Trusts (REITs). The Adviser will allow the relative weightings of a Strategy’s asset classes to vary in response to the markets, but ordinarily only by +/-5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for that Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy’s portfolio due to, among other things, appreciation of one of the asset classes.

Investment Results

The tables on pages 6-17 show each individual Retirement Strategy’s (RS) performance compared to its composite benchmark. Additional performance can be found on pages 19-42. Each Strategy’s composite benchmark is derived by applying the Strategies’ target allocations over time to the results of specific benchmarks as outlined in the “Benchmark Disclosures” section of Historical Performance on pages 4-5. The Blend Investment Policy Team (the “Team”) believes that a composite benchmark is a better benchmark for the measurement of the Adviser’s active management performance within the underlying asset classes than a broad-market benchmark. The composite benchmark matches each Strategy’s allocations directly, so that each benchmark reflects its respective

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	1

Strategy at any point in time, providing a more accurate measure of each Strategy’s active management performance. Performance for each of the Underlying Portfolios compared to its benchmark may be found on pages 18. Additional performance for the Underlying Portfolios may be found on pages 43-44.

Performance was essentially negative for the Retirement Strategies and their benchmarks during both the six- and 12-month periods ended February 29, 2008. Most of the Retirement Strategies’ Class A shares without sales charges underperformed their respective composite benchmarks for the periods under review. Contributing to the underperformance were the value components of the Strategies, which underperformed the growth components of the Strategies. However, underperformance for both the Strategies and the benchmarks resulted from a significant decline in the financial markets. Fear of a meltdown in the financial markets pummeled equity markets and ballooned into a wholesale, often indiscriminate, investor flight from risk that showed little regard for geography, asset class or investment style.

The diversified approach of the Retirement Strategies helped to offset the overall negative performance versus their benchmarks. International stocks, 30% of the Retirement Strategies’ portfolio, provided an important contribution to performance, in particular the International Growth underlying portfolio. For the 12-month period ended February 29, 2008, the underlying growth components outperformed the underlying value components of the Strategies. However, as all major equity indices declined during the latter half of this time period, the Retirement Strategies designed for young savers—RS 2035, 2040, 2045, 2050, 2055—posted negative returns. These Strategies have target allocations of 90% in equities, 5% in global REITs and 5% in bonds. On December 24, 2007, a change was made to this allocation to satisfy the Department of Labor’s requirements for retirement-plan default options. So, a 5% bond allocation was added to the 2030-2055 Strategies, with an increase in the Intermediate Duration Bond allocation for the 2025 Strategy from 2% to 5%. The global REIT allocation was reduced, as REITs have some bond-like characteristics.

While the Strategies created for mid-life savers—RS 2010, 2015, 2020, 2025, and 2030—also posted negative returns, the inclusion of bonds helped offset the negative performance by the equity pools, with positive performance posted by Intermediate Duration Bond. These Strategies have target allocations of 72%-90% in equities, 5%-28% in bonds and 5%-10% in global REITs. As a hedge against inflation, the RS 2010 and 2015 vintages include Inflation-Protected Securities, which contributed to returns as investors fled to less volatile asset classes.

The vintages intended for early savers—RS 2000 and 2005—have

2	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

larger target allocations to bonds, between 35% and 45%, and target allocations to equities and global REITs that comprise between 55% and 65% of these Strategies’ holdings. These two Strategies also underperformed their compositive benchmarks for both the six- and 12-month periods. However, these vintages benefited from the performance of the Strategies’ underlying bond components, particularly the Inflation-Protected Securities and Intermediate Duration Bond underlying Portfolios, which helped offset the negative performance by the Strategies’ underlying equity portfolios.

Market Review and Investment Strategy

The six- and 12-month periods ended February 29, 2008, were volatile for the global capital markets. U.S. stocks declined in the latter half of the 12-month period in the face of con-

tinued concerns about the economy, inflation and the credit market. Growth stocks outperformed value stocks during this time frame, as measured by the MSCI World Growth and the MSCI World Value Indices. In 2008, the bond market faced its own share of uncertainty, causing a broad gap between the safest and riskiest sectors. Investors flocked to the perceived safety of Treasuries as the threat of a possible recession grew, while the speculative high-yield sector—high-quality corporate bonds—suffered from the continuing volatility.

As always, the Team remained focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the Strategies’ portfolios and ensuring each portfolio is aligned with its strategic asset allocation targets over time through a disciplined rebalancing process.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Retirement Strategy 2050 and Retirement Strategy 2055 are relatively new and have been in existence for less than two years. The returns reflected may not be illustrative of long-term performance. Current performance for all of the Strategies may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies’ prospectus, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. Strategy returns are at net asset value (NAV), without the imposition of sales charges that would apply if shares were purchased outside of a group retirement plan. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the 4.25% maximum front-end sales charge for Class A shares. Performance assumes reinvestment of distributions and does not account for taxes. For shareholders who have purchased their shares through certain group retirement plans, which are eligible to purchase Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I shares at NAV without the imposition of an initial sales charge, the following fees and charges apply: Class A shares carry no front-end sales charge or CDSC, but are subject to a 0.30% Rule 12b-1 distribution fee and Class A shares may be subject to a 1% redemption fee if a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option within one year of initiation; Class R shares carry no front-end sales charges or CDSC but are subject to a 0.50% Rule 12b-1 distribution fee; Class K shares carry no front-end sales charge or CDSC but are subject to a 0.25% Rule 12b-1 distribution fee; Class I shares carry no front-end sales charges or CDSC.

Benchmark Disclosures

The composite benchmark is derived by applying the Strategies’ target allocations over time to the results of the following benchmarks: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for real estate investment trusts (REITs), FTSE EPRA/NAREIT Global Real Estate (RE) Index; for intermediate bonds, Lehman Brothers (LB) U.S. Aggregate Index; for short-term bonds, Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, LB U.S. 1-10 Year TIPS Index; for high yield bonds, LB U.S. High Yield 2% Issuer Cap Index.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

None of the indices reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged S&P 500 Stock Index measures 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Russell 3000 Index is composed of 3,000 of the

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4	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

largest capitalized companies that are traded in the United States. The unmanaged MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The FTSE EPRA/NAREIT Global RE Index is a free-floating, market-capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets. The unmanaged LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The ML 1-3 Year Treasury Index is an unmanaged index composed of U.S. government securities, including agency securities, with remaining maturities, at month end, of one to three years. The LB U.S. 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged U.S. Treasury Inflation Notes Index and consists of Inflation-Protection securities issued by the U.S. Treasury. The LB U.S. High Yield 2% Issuer Cap Index covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Strategies.

A Word About Risk

All the Retirement Strategies allocate their investments among multiple asset classes, which will include U.S. and foreign securities, as well as equity and fixed-income securities. Within each of these, the Strategies will also allocate their investments to different types of securities, such as growth and value stocks, real estate investment trusts and corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. Systematic rebalancing does involve transactional trading costs to the portfolios. While diversification and shifting to a more conservative investment mix over time helps to manage risk, it does not guarantee earnings growth. There is the potential to lose money in any investment program. You do not have the ability to actively manage the investments within a Retirement Strategy. The portfolio managers control security selection and asset allocation. The risks associated with an investment in the Strategies are more fully described in the Strategies’ prospectus.

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ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	5

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2000 Retirement Strategy
Class A	-2.11%	0.29%

Class B	-2.42%	-0.45%

Class C	-2.42%	-0.45%

Advisor Class*	-2.00%	0.47%

Class R*	-2.18%	-0.01%

Class K*	-2.05%	0.30%

Class I*	-1.83%	0.51%

Composite Benchmark**	-0.51%	1.92%

S&P 500 Stock Index	-8.79%	-3.60%

Lehman Brothers U.S. Aggregate Index	5.67%	7.30%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

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6	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2005 Retirement Strategy
Class A	-3.45%	-1.19%

Class B	-3.76%	-1.73%

Class C	-3.76%	-1.83%

Advisor Class*	-3.24%	-0.81%

Class R*	-3.57%	-1.38%

Class K*	-3.36%	-1.09%

Class I*	-3.25%	-0.81%

Composite Benchmark**	-2.04%	0.47%

S&P 500 Stock Index	-8.79%	-3.60%

Lehman Brothers U.S. Aggregate Index	5.67%	7.30%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

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ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	7

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2010 Retirement Strategy
Class A	-4.57%	-2.04%

Class B	-4.81%	-2.60%

Class C	-4.89%	-2.68%

Advisor Class*	-4.43%	-1.66%

Class R*	-4.70%	-2.25%

Class K*	-4.55%	-1.94%

Class I*	-4.45%	-1.68%

Composite Benchmark**	-3.45%	-0.86%

S&P 500 Stock Index	-8.79%	-3.60%

Lehman Brothers U.S. Aggregate Index	5.67%	7.30%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

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8	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2015 Retirement Strategy
Class A	-5.96%	-3.27%

Class B	-6.25%	-3.96%

Class C	-6.25%	-3.87%

Advisor Class*	-5.80%	-2.97%

Class R*	-6.02%	-3.41%

Class K*	-5.87%	-3.19%

Class I*	-5.74%	-2.82%

Composite Benchmark**	-4.66%	-1.94%

S&P 500 Stock Index	-8.79%	-3.60%

Lehman Brothers U.S. Aggregate Index	5.67%	7.30%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

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ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	9

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2020 Retirement Strategy
Class A	-7.06%	-4.36%

Class B	-7.42%	-5.10%

Class C	-7.33%	-5.01%

Advisor Class*	-6.99%	-4.07%

Class R*	-7.23%	-4.61%

Class K*	-7.03%	-4.34%

Class I*	-7.02%	-4.10%

Composite Benchmark**	-5.81%	-2.97%

S&P 500 Stock Index	-8.79%	-3.60%

Lehman Brothers U.S. Aggregate Index	5.67%	7.30%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2025 Retirement Strategy
Class A	-7.97%	-4.78%

Class B	-8.31%	-5.55%

Class C	-8.37%	-5.55%

Advisor Class*	-7.89%	-4.56%

Class R*	-8.06%	-4.95%

Class K*	-7.96%	-4.76%

Class I*	-7.90%	-4.49%

Composite Benchmark**	-6.72%	-3.68%

S&P 500 Stock Index	-8.79%	-3.60%

Lehman Brothers U.S. Aggregate Index	5.67%	7.30%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

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ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	11

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2030 Retirement Strategy
Class A	-8.50%	-5.06%

Class B	-8.84%	-5.69%

Class C	-8.91%	-5.68%

Advisor Class*	-8.29%	-4.62%

Class R*	-8.62%	-5.18%

Class K*	-8.48%	-4.96%

Class I*	-8.38%	-4.72%

Composite Benchmark**	-7.21%	-3.86%

S&P 500 Stock Index	-8.79%	-3.60%

Lehman Brothers U.S. Aggregate Index	5.67%	7.30%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

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12	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2035 Retirement Strategy
Class A	-8.80%	-5.17%

Class B	-9.16%	-5.88%

Class C	-9.08%	-5.73%

Advisor Class*	-8.65%	-4.79%

Class R*	-8.82%	-5.25%

Class K*	-8.72%	-5.08%

Class I*	-8.70%	-4.84%

Composite Benchmark**	-7.46%	-3.96%

S&P 500 Stock Index	-8.79%	-3.60%

Lehman Brothers U.S. Aggregate Index	5.67%	7.30%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

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ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	13

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2040 Retirement Strategy
Class A	-8.66%	-5.12%

Class B	-8.93%	-5.76%

Class C	-8.93%	-5.76%

Advisor Class*	-8.47%	-4.80%

Class R*	-8.76%	-5.29%

Class K*	-8.67%	-5.06%

Class I*	-8.53%	-4.77%

Composite Benchmark**	-7.46%	-3.96%

S&P 500 Stock Index	-8.79%	-3.60%

Lehman Brothers U.S. Aggregate Index	5.67%	7.30%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

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14	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2045 Retirement Strategy
Class A	-8.86%	-5.03%

Class B	-9.06%	-5.59%

Class C	-9.14%	-5.67%

Advisor Class*	-8.64%	-4.67%

Class R*	-8.93%	-5.24%

Class K*	-8.75%	-4.91%

Class I*	-8.65%	-4.75%

Composite Benchmark**	-7.46%	-3.96%

S&P 500 Stock Index	-8.79%	-3.60%

Lehman Brothers U.S. Aggregate Index	5.67%	7.30%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

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ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	15

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	Since Inception†
AllianceBernstein 2050 Retirement Strategy
Class A	-6.07%	-7.38%

Class B	-6.36%	-7.77%

Class C	-6.36%	-7.77%

Advisor Class*	-6.00%	-7.22%

Class R*	-6.12%	-7.44%

Class K*	-5.96%	-7.28%

Class I*	-6.00%	-7.22%

Composite Benchmark**	-8.79%	-9.58%

S&P 500 Stock Index	5.67%	-10.30%

Lehman Brothers U.S. Aggregate Index	-7.46%	7.86%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

†    The since inception date for all of the 2050 Strategy’s share classes is 6/29/07. Returns for each share class and the indices are as of 6/29/07.

This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-5.

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16	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	Since Inception†
AllianceBernstein 2055 Retirement Strategy
Class A	-5.48%	-6.90%

Class B	-5.91%	-7.42%

Class C	-5.91%	-7.42%

Advisor Class*	-5.49%	-6.81%

Class R*	-5.64%	-7.06%

Class K*	-5.46%	-6.87%

Class I*	-5.49%	-6.81%

Composite Benchmark**	-8.79%	-9.58%

S&P 500 Stock Index	5.67%	-10.30%

Lehman Brothers U.S. Aggregate Index	-7.46%	7.86%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

†    The since inception date for all of the 2055 Strategy’s share classes is 6/29/07. Returns for each share class and the indices are as of 6/29/07.

This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-5.

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ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	17

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO*† VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008
	Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Portfolio	-9.87%	-16.70%

FTSE EPRA/NAREIT Global RE Index	-10.59%	-17.15%

AllianceBernstein High-Yield Portfolio	-1.93%	-3.43%

Lehman Brothers U.S. High Yield 2% Issuer Cap Index	-1.39%	-3.08%

AllianceBernstein Inflation-Protected Securities Portfolio	11.71%	15.17%

Lehman Brothers U.S. 1-10 Year TIPS Index	11.79%	15.24%

AllianceBernstein Intermediate Duration Bond Portfolio	4.34%	5.76%

Lehman Brothers U.S. Aggregate Index	5.67%	7.30%

AllianceBernstein International Growth Portfolio	-0.19%	7.48%

MSCI EAFE Growth Index (net)	-1.20%	6.92%

MSCI AC World ex-U.S. Index (net)	-1.63%	7.34%

AllianceBernstein International Value Portfolio	-10.03%	-4.53%

MSCI EAFE Value Index (net)	-8.25%	-5.07%

AllianceBernstein Short Duration Bond Portfolio	1.64%	3.27%

Merrill Lynch 1-3 Year Treasury Index	5.93%	9.17%

AllianceBernstein Small-Mid Cap Growth Portfolio	-11.50%	-0.75%

Russell 2500 Growth Index	-8.82%	-4.27%

AllianceBernstein Small-Mid Cap Value Portfolio	-8.47%	-5.48%

Russell 2500 Value Index	-12.63%	-15.50%

AllianceBernstein U.S. Large Cap Growth Portfolio	-7.27%	0.29%

Russell 1000 Growth Index	-6.56%	0.40%

AllianceBernstein U.S. Value Portfolio	-13.47%	-10.57%

Russell 1000 Value Index	-10.38%	-7.91%

*  Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

†   The Underlying Portfolios do not contain sales charges or management fees.

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18	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns
Class A Shares
1 Year	0.29%	-3.99%
Since Inception*	6.68%	4.86%

Class B Shares
1 Year	-0.45%	-4.26%
Since Inception*	5.93%	5.19%

Class C Shares
1 Year	-0.45%	-1.40%
Since Inception*	5.93%	5.93%

Advisor Class Shares†
1 Year	0.47%	0.47%
Since Inception*	6.96%	6.96%

Class R Shares†
1 Year	-0.01%	-0.01%
Since Inception*	6.43%	6.43%

Class K Shares†
1 Year	0.30%	0.30%
Since Inception*	6.74%	6.74%

Class I Shares†
1 Year	0.51%	0.51%
Since Inception*	7.00%	7.00%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 8.90%, 7.67%, 9.13%, 10.00%, 6.91%, 4.44% and 7.96% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.86%, 1.56%, 1.56%, 0.56%, 1.06%, 0.81% and 0.56% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

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ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	19

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-5.13%
Since Inception*	4.58%

Class B Shares
1 Year	-5.44%
Since Inception*	4.90%

Class C Shares
1 Year	-2.71%
Since Inception*	5.58%

Advisor Class Shares†
1 Year	-0.75%
Since Inception*	6.65%

Class R Shares†
1 Year	-1.34%
Since Inception*	6.10%

Class K Shares†
1 Year	-0.95%
Since Inception*	6.40%

Class I Shares†
1 Year	-0.74%
Since Inception*	6.65%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-1.19%	-5.38%
Since Inception*	6.39%	4.57%

Class B Shares
1 Year	-1.73%	-5.47%
Since Inception*	5.68%	4.94%

Class C Shares
1 Year	-1.83%	-2.76%
Since Inception*	5.60%	5.60%

Advisor Class Shares†
1 Year	-0.81%	-0.81%
Since Inception*	6.70%	6.70%

Class R Shares†
1 Year	-1.38%	-1.38%
Since Inception*	6.14%	6.14%

Class K Shares†
1 Year	-1.09%	-1.09%
Since Inception*	6.45%	6.45%

Class I Shares†
1 Year	-0.81%	-0.81%
Since Inception*	6.69%	6.69%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 3.20%, 4.07%, 3.87%, 2.51%, 3.28%, 2.49% and 2.88% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.92%, 1.62%, 1.62%, 0.62%, 1.12%, 0.87% and 0.62% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	21

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-6.64%
Since Inception*	4.34%

Class B Shares
1 Year	-6.89%
Since Inception*	4.62%

Class C Shares
1 Year	-4.13%
Since Inception*	5.30%

Advisor Class Shares†
1 Year	-2.27%
Since Inception*	6.36%

Class R Shares†
1 Year	-2.76%
Since Inception*	5.81%

Class K Shares†
1 Year	-2.37%
Since Inception*	6.16%

Class I Shares†
1 Year	-2.19%
Since Inception*	6.39%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-2.04%	-6.21%
Since Inception*	6.57%	4.75%

Class B Shares
1 Year	-2.60%	-6.36%
Since Inception*	5.85%	5.11%

Class C Shares
1 Year	-2.68%	-3.62%
Since Inception*	5.85%	5.85%

Advisor Class Shares†
1 Year	-1.66%	-1.66%
Since Inception*	6.89%	6.89%

Class R Shares†
1 Year	-2.25%	-2.25%
Since Inception*	6.37%	6.37%

Class K Shares†
1 Year	-1.94%	-1.94%
Since Inception*	6.64%	6.64%

Class I Shares†
1 Year	-1.68%	-1.68%
Since Inception*	6.89%	6.89%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.69%, 2.46%, 2.39%, 1.40%, 1.91%, 1.63% and 1.33% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.94%, 1.64%, 1.64%, 0.64%, 1.14%, 0.89% and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	23

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-7.59%
Since Inception*	4.51%

Class B Shares
1 Year	-7.73%
Since Inception*	4.83%

Class C Shares
1 Year	-5.03%
Since Inception*	5.54%

Advisor Class Shares†
1 Year	-3.08%
Since Inception*	6.58%

Class R Shares†
1 Year	-3.67%
Since Inception*	6.04%

Class K Shares†
1 Year	-3.35%
Since Inception*	6.34%

Class I Shares†
1 Year	-3.10%
Since Inception*	6.58%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-3.27%	-7.39%
Since Inception*	6.71%	4.89%

Class B Shares
1 Year	-3.96%	-7.69%
Since Inception*	6.01%	5.28%

Class C Shares
1 Year	-3.87%	-4.81%
Since Inception*	6.01%	6.01%

Advisor Class Shares†
1 Year	-2.97%	-2.97%
Since Inception*	7.08%	7.08%

Class R Shares†
1 Year	-3.41%	-3.41%
Since Inception*	6.54%	6.54%

Class K Shares†
1 Year	-3.19%	-3.19%
Since Inception*	6.80%	6.80%

Class I Shares†
1 Year	-2.82%	-2.82%
Since Inception*	7.10%	7.10%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.46%, 2.16%, 2.09%, 1.03%, 1.80%, 1.42% and 1.11% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.98%, 1.68%, 1.68%, 0.68%, 1.18%, 0.93% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	25

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-8.89%
Since Inception*	4.61%

Class B Shares
1 Year	-9.17%
Since Inception*	4.95%

Class C Shares
1 Year	-6.42%
Since Inception*	5.66%

Advisor Class Shares†
1 Year	-4.50%
Since Inception*	6.72%

Class R Shares†
1 Year	-5.03%
Since Inception*	6.17%

Class K Shares†
1 Year	-4.73%
Since Inception*	6.46%

Class I Shares†
1 Year	-4.44%
Since Inception*	6.74%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-4.36%	-8.46%
Since Inception*	6.73%	4.90%

Class B Shares
1 Year	-5.10%	-8.79%
Since Inception*	5.96%	5.22%

Class C Shares
1 Year	-5.01%	-5.94%
Since Inception*	6.00%	6.00%

Advisor Class Shares†
1 Year	-4.07%	-4.07%
Since Inception*	7.05%	7.05%

Class R Shares†
1 Year	-4.61%	-4.61%
Since Inception*	6.51%	6.51%

Class K Shares†
1 Year	-4.34%	-4.34%
Since Inception*	6.80%	6.80%

Class I Shares†
1 Year	-4.10%	-4.10%
Since Inception*	7.01%	7.01%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.45%, 2.14%, 2.11%, 1.02%, 1.81%, 1.44% and 1.12% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.02%, 1.72%, 1.72%, 0.72%, 1.22%, 0.97% and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	27

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-10.07%
Since Inception*	4.59%

Class B Shares
1 Year	-10.40%
Since Inception*	4.86%

Class C Shares
1 Year	-7.60%
Since Inception*	5.61%

Advisor Class Shares†
1 Year	-5.81%
Since Inception*	6.66%

Class R Shares†
1 Year	-6.28%
Since Inception*	6.14%

Class K Shares†
1 Year	-6.09%
Since Inception*	6.38%

Class I Shares†
1 Year	-5.85%
Since Inception*	6.63%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-4.78%	-8.83%
Since Inception*	7.68%	5.83%

Class B Shares
1 Year	-5.55%	-9.23%
Since Inception*	6.85%	6.12%

Class C Shares
1 Year	-5.55%	-6.47%
Since Inception*	6.89%	6.89%

Advisor Class Shares†
1 Year	-4.56%	-4.56%
Since Inception*	7.95%	7.95%

Class R Shares†
1 Year	-4.95%	-4.95%
Since Inception*	7.46%	7.46%

Class K Shares†
1 Year	-4.76%	-4.76%
Since Inception*	7.69%	7.69%

Class I Shares†
1 Year	-4.49%	-4.49%
Since Inception*	7.97%	7.97%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.45%, 2.14%, 2.13%, 1.13%, 1.80%, 1.45% and 1.12% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.04%, 1.74%, 1.74%, 0.74%, 1.24%, 0.99% and 0.74% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	29

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-10.69%
Since Inception*	5.42%

Class B Shares
1 Year	-11.01%
Since Inception*	5.69%

Class C Shares
1 Year	-8.30%
Since Inception*	6.44%

Advisor Class Shares†
1 Year	-6.40%
Since Inception*	7.50%

Class R Shares†
1 Year	-6.87%
Since Inception*	6.99%

Class K Shares†
1 Year	-6.61%
Since Inception*	7.24%

Class I Shares†
1 Year	-6.41%
Since Inception*	7.51%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-5.06%	-9.07%
Since Inception*	6.99%	5.16%

Class B Shares
1 Year	-5.69%	-9.39%
Since Inception*	6.18%	5.44%

Class C Shares
1 Year	-5.68%	-6.61%
Since Inception*	6.21%	6.21%

Advisor Class Shares†
1 Year	-4.62%	-4.62%
Since Inception*	7.34%	7.34%

Class R Shares†
1 Year	-5.18%	-5.18%
Since Inception*	6.86%	6.86%

Class K Shares†
1 Year	-4.96%	-4.96%
Since Inception*	7.07%	7.07%

Class I Shares†
1 Year	-4.72%	-4.72%
Since Inception*	7.30%	7.30%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.76%, 2.42%, 2.30%, 1.52%, 2.04%, 1.64% and 1.30% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	31

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-11.01%
Since Inception*	4.77%

Class B Shares
1 Year	-11.41%
Since Inception*	5.00%

Class C Shares
1 Year	-8.69%
Since Inception*	5.75%

Advisor Class Shares†
1 Year	-6.80%
Since Inception*	6.83%

Class R Shares†
1 Year	-7.28%
Since Inception*	6.37%

Class K Shares†
1 Year	-7.07%
Since Inception*	6.57%

Class I Shares†
1 Year	-6.82%
Since Inception*	6.83%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-5.17%	-9.23%
Since Inception*	7.08%	5.25%

Class B Shares
1 Year	-5.88%	-9.58%
Since Inception*	6.31%	5.57%

Class C Shares
1 Year	-5.73%	-6.65%
Since Inception*	6.34%	6.34%

Advisor Class Shares†
1 Year	-4.79%	-4.79%
Since Inception*	7.40%	7.40%

Class R Shares†
1 Year	-5.25%	-5.25%
Since Inception*	6.84%	6.84%

Class K Shares†
1 Year	-5.08%	-5.08%
Since Inception*	7.15%	7.15%

Class I Shares†
1 Year	-4.84%	-4.84%
Since Inception*	7.38%	7.38%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.00%, 2.69%, 2.67%, 1.67%, 2.31%, 1.79% and 1.47% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	33

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-11.24%
Since Inception*	4.82%

Class B Shares
1 Year	-11.59%
Since Inception*	5.12%

Class C Shares
1 Year	-8.88%
Since Inception*	5.83%

Advisor Class Shares†
1 Year	-7.04%
Since Inception*	6.89%

Class R Shares†
1 Year	-7.51%
Since Inception*	6.31%

Class K Shares†
1 Year	-7.25%
Since Inception*	6.65%

Class I Shares†
1 Year	-7.01%
Since Inception*	6.91%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-5.12%	-9.15%
Since Inception*	7.54%	5.70%

Class B Shares
1 Year	-5.76%	-9.47%
Since Inception*	6.83%	6.10%

Class C Shares
1 Year	-5.76%	-6.69%
Since Inception*	6.83%	6.83%

Advisor Class Shares†
1 Year	-4.80%	-4.80%
Since Inception*	7.87%	7.87%

Class R Shares†
1 Year	-5.29%	-5.29%
Since Inception*	7.36%	7.36%

Class K Shares†
1 Year	-5.06%	-5.06%
Since Inception*	7.64%	7.64%

Class I Shares†
1 Year	-4.77%	-4.77%
Since Inception*	7.88%	7.88%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.98%, 4.19%, 3.98%, 3.10%, 3.11%, 2.50% and 1.96% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	35

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-11.21%
Since Inception*	5.26%

Class B Shares
1 Year	-11.54%
Since Inception*	5.60%

Class C Shares
1 Year	-8.82%
Since Inception*	6.31%

Advisor Class Shares†
1 Year	-7.02%
Since Inception*	7.31%

Class R Shares†
1 Year	-7.52%
Since Inception*	6.82%

Class K Shares†
1 Year	-7.21%
Since Inception*	7.13%

Class I Shares†
1 Year	-6.99%
Since Inception*	7.36%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

36	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-5.03%	-9.07%
Since Inception*	7.42%	5.58%

Class B Shares
1 Year	-5.59%	-9.27%
Since Inception*	6.69%	5.96%

Class C Shares
1 Year	-5.67%	-6.59%
Since Inception*	6.65%	6.65%

Advisor Class Shares†
1 Year	-4.67%	-4.67%
Since Inception*	7.72%	7.72%

Class R Shares†
1 Year	-5.24%	-5.24%
Since Inception*	7.18%	7.18%

Class K Shares†
1 Year	-4.91%	-4.91%
Since Inception*	7.48%	7.48%

Class I Shares†
1 Year	-4.75%	-4.75%
Since Inception*	7.72%	7.72%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.95%, 4.01%, 4.08%, 3.17%, 3.22%, 2.66% and 2.17% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	37

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-11.20%
Since Inception*	5.14%

Class B Shares
1 Year	-11.43%
Since Inception*	5.46%

Class C Shares
1 Year	-8.74%
Since Inception*	6.13%

Advisor Class Shares†
1 Year	-6.90%
Since Inception*	7.20%

Class R Shares†
1 Year	-7.40%
Since Inception*	6.68%

Class K Shares†
1 Year	-7.15%
Since Inception*	6.97%

Class I Shares†
1 Year	-6.91%
Since Inception*	7.20%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

38	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

CUMULATIVE RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
Since Inception*	-7.38%	-11.29%

Class B Shares
Since Inception*	-7.77%	-11.41%

Class C Shares
Since Inception*	-7.77%	-8.68%

Advisor Class Shares†
Since Inception*	-7.22%	-7.22%

Class R Shares†
Since Inception*	-7.44%	-7.44%

Class K Shares†
Since Inception*	-7.28%	-7.28%

Class I Shares†
Since Inception*	-7.22%	-7.22%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 649.79%, 649.82%, 649.76%, 648.85%, 596.26%, 596.03% and 595.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 6/29/07 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	39

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC CUMULATIVE RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
Since Inception*	-11.68%

Class B Shares
Since Inception*	-11.80%

Class C Shares
Since Inception*	-9.08%

Advisor Class Shares†
Since Inception*	-7.52%

Class R Shares†
Since Inception*	-7.84%

Class K Shares†
Since Inception*	-7.58%

Class I Shares†
Since Inception*	-7.52%

*	Inception Date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

40	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

CUMULATIVE RETURNS AS OF FEBRUARY 29, 2008
	NAV Returns	SEC Returns

Class A Shares
Since Inception*	-6.90%	-10.83%

Class B Shares
Since Inception*	-7.42%	-10.98%

Class C Shares
Since Inception*	-7.42%	-8.31%

Advisor Class Shares†
Since Inception*	-6.81%	-6.81%

Class R Shares†
Since Inception*	-7.06%	-7.06%

Class K Shares†
Since Inception*	-6.87%	-6.87%

Class I Shares†
Since Inception*	-6.81%	-6.81%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 643.46%, 638.70%, 638.70%, 637.97%, 586.75%, 586.45% and 586.29% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 6/29/07 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	41

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC CUMULATIVE RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns
Class A Shares
Since Inception*	-11.52%

Class B Shares
Since Inception*	-11.68%

Class C Shares
Since Inception*	-9.03%

Advisor Class Shares†
Since Inception*	-7.44%

Class R Shares†
Since Inception*	-7.78%

Class K Shares†
Since Inception*	-7.60%

Class I Shares†
Since Inception*	-7.44%

*	Inception Date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

42	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF FEBRUARY 29, 2008
NAV/SEC Returns†

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-16.70%
Since Inception*	13.24%

AllianceBernstein High-Yield Portfolio
1 Year	-3.43%
Since Inception*	4.54%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	15.17%
Since Inception*	6.86%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	5.76%
Since Inception*	4.87%

AllianceBernstein International Growth Portfolio
1 Year	7.48%
Since Inception*	15.97%

AllianceBernstein International Value Portfolio
1 Year	-4.53%
Since Inception*	17.73%

AllianceBernstein Short Duration Bond Portfolio
1 Year	3.27%
Since Inception*	3.73%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-0.75%
Since Inception*	11.12%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-5.48%
Since Inception*	7.41%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	0.29%
Since Inception*	6.61%

AllianceBernstein U.S. Value Portfolio
1 Year	-10.57%
Since Inception*	5.36%

*	Inception dates: 5/20/05 for all Portfolios.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein funds which invest in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. The Underlying Portfolios are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not bear sales charges or management fees.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	43

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
NAV/SEC Returns†

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-15.36%
Since Inception*	13.72%

AllianceBernstein High-Yield Portfolio
1 Year	-3.94%
Since Inception*	4.30%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	14.78%
Since Inception*	6.79%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	5.64%
Since Inception*	4.72%

AllianceBernstein International Growth Portfolio
1 Year	1.37%
Since Inception*	14.29%

AllianceBernstein International Value Portfolio
1 Year	-5.40%
Since Inception*	17.52%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.42%
Since Inception*	3.12%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-3.12%
Since Inception*	10.56%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-7.16%
Since Inception*	7.59%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-2.04%
Since Inception*	6.11%

AllianceBernstein U.S. Value Portfolio
1 Year	-12.87%
Since Inception*	4.80%

*	Inception dates: 5/20/05 for all Portfolios.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not contain sales charges or management fees.

See Historical Performance and Benchmark disclosures on pages 4-5.

44	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	45

Fund Expenses

FUND EXPENSES

(continued from previous page)

2000 Retirement Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$978.92	$4.03	0.82%
Hypothetical**	$1,000	$1,020.79	$4.12	0.82%
Class B
Actual	$1,000	$975.75	$7.47	1.52%
Hypothetical**	$1,000	$1,017.30	$7.62	1.52%
Class C
Actual	$1,000	$975.75	$7.47	1.52%
Hypothetical**	$1,000	$1,017.30	$7.62	1.52%
Advisor Class
Actual	$1,000	$979.96	$2.56	0.52%
Hypothetical**	$1,000	$1,022.28	$2.61	0.52%
Class R
Actual	$1,000	$978.20	$5.02	1.02%
Hypothetical**	$1,000	$1,019.79	$5.12	1.02%
Class K
Actual	$1,000	$979.54	$3.79	0.77%
Hypothetical**	$1,000	$1,021.03	$3.87	0.77%
Class I
Actual	$1,000	$981.68	$2.56	0.52%
Hypothetical**	$1,000	$1,022.28	$2.61	0.52%

2005 Retirement Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$965.47	$4.30	0.88%
Hypothetical**	$1,000	$1,020.49	$4.42	0.88%
Class B
Actual	$1,000	$962.45	$7.71	1.58%
Hypothetical**	$1,000	$1,017.01	$7.92	1.58%
Class C
Actual	$1,000	$962.35	$7.71	1.58%
Hypothetical**	$1,000	$1,017.01	$7.92	1.58%
Advisor Class
Actual	$1,000	$967.60	$2.84	0.58%
Hypothetical**	$1,000	$1,021.98	$2.92	0.58%
Class R
Actual	$1,000	$964.34	$5.27	1.08%
Hypothetical**	$1,000	$1,019.49	$5.42	1.08%
Class K
Actual	$1,000	$966.42	$4.06	0.83%
Hypothetical**	$1,000	$1,020.74	$4.17	0.83%
Class I
Actual	$1,000	$967.49	$2.84	0.58%
Hypothetical**	$1,000	$1,021.98	$2.92	0.58%

46	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

2010 Retirement Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$954.32	$4.37	0.90%
Hypothetical**	$1,000	$1,020.39	$4.52	0.90%
Class B
Actual	$1,000	$951.89	$7.76	1.60%
Hypothetical**	$1,000	$1,016.91	$8.02	1.60%
Class C
Actual	$1,000	$951.09	$7.76	1.60%
Hypothetical**	$1,000	$1,016.91	$8.02	1.60%
Advisor Class
Actual	$1,000	$955.67	$2.92	0.60%
Hypothetical**	$1,000	$1,021.88	$3.02	0.60%
Class R
Actual	$1,000	$953.03	$5.34	1.10%
Hypothetical**	$1,000	$1,019.39	$5.52	1.10%
Class K
Actual	$1,000	$954.51	$4.13	0.85%
Hypothetical**	$1,000	$1,020.64	$4.27	0.85%
Class I
Actual	$1,000	$955.48	$2.92	0.60%
Hypothetical**	$1,000	$1,021.88	$3.02	0.60%

2015 Retirement Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$940.43	$4.54	0.94%
Hypothetical**	$1,000	$1,020.19	$4.72	0.94%
Class B
Actual	$1,000	$937.50	$7.90	1.64%
Hypothetical**	$1,000	$1,016.71	$8.22	1.64%
Class C
Actual	$1,000	$937.50	$7.90	1.64%
Hypothetical**	$1,000	$1,016.71	$8.22	1.64%
Advisor Class
Actual	$1,000	$941.99	$3.09	0.64%
Hypothetical**	$1,000	$1,021.68	$3.22	0.64%
Class R
Actual	$1,000	$939.85	$5.50	1.14%
Hypothetical**	$1,000	$1,019.19	$5.72	1.14%
Class K
Actual	$1,000	$941.29	$4.30	0.89%
Hypothetical**	$1,000	$1,020.44	$4.47	0.89%
Class I
Actual	$1,000	$942.61	$3.09	0.64%
Hypothetical**	$1,000	$1,021.68	$3.22	0.64%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	47

Fund Expenses

FUND EXPENSES

(continued from previous page)

2020 Retirement Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$929.43	$4.70	0.98%
Hypothetical**	$1,000	$1,019.99	$4.92	0.98%
Class B
Actual	$1,000	$925.83	$8.04	1.68%
Hypothetical**	$1,000	$1,016.51	$8.42	1.68%
Class C
Actual	$1,000	$926.66	$8.05	1.68%
Hypothetical**	$1,000	$1,016.51	$8.42	1.68%
Advisor Class
Actual	$1,000	$930.12	$3.26	0.68%
Hypothetical**	$1,000	$1,021.48	$3.42	0.68%
Class R
Actual	$1,000	$927.67	$5.66	1.18%
Hypothetical**	$1,000	$1,019.00	$5.92	1.18%
Class K
Actual	$1,000	$929.70	$4.46	0.93%
Hypothetical**	$1,000	$1,020.24	$4.67	0.93%
Class I
Actual	$1,000	$929.76	$3.26	0.68%
Hypothetical**	$1,000	$1,021.48	$3.42	0.68%

2025 Retirement Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$920.25	$4.77	1.00%
Hypothetical**	$1,000	$1,019.89	$5.02	1.00%
Class B
Actual	$1,000	$916.92	$8.10	1.70%
Hypothetical**	$1,000	$1,016.41	$8.52	1.70%
Class C
Actual	$1,000	$916.26	$8.10	1.70%
Hypothetical**	$1,000	$1,016.41	$8.52	1.70%
Advisor Class
Actual	$1,000	$921.08	$3.34	0.70%
Hypothetical**	$1,000	$1,021.38	$3.52	0.70%
Class R
Actual	$1,000	$919.37	$5.73	1.20%
Hypothetical**	$1,000	$1,018.90	$6.02	1.20%
Class K
Actual	$1,000	$920.44	$4.54	0.95%
Hypothetical**	$1,000	$1,020.14	$4.77	0.95%
Class I
Actual	$1,000	$921.01	$3.34	0.70%
Hypothetical**	$1,000	$1,021.38	$3.52	0.70%

48	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

2030 Retirement Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$915.02	$4.86	1.02%
Hypothetical**	$1,000	$1,019.79	$5.12	1.02%
Class B
Actual	$1,000	$911.58	$8.17	1.72%
Hypothetical**	$1,000	$1,016.31	$8.62	1.72%
Class C
Actual	$1,000	$910.92	$8.17	1.72%
Hypothetical**	$1,000	$1,016.31	$8.62	1.72%
Advisor Class
Actual	$1,000	$917.15	$3.43	0.72%
Hypothetical**	$1,000	$1,021.28	$3.62	0.72%
Class R
Actual	$1,000	$913.81	$5.81	1.22%
Hypothetical**	$1,000	$1,018.80	$6.12	1.22%
Class K
Actual	$1,000	$915.24	$4.62	0.97%
Hypothetical**	$1,000	$1,020.04	$4.87	0.97%
Class I
Actual	$1,000	$916.17	$3.43	0.72%
Hypothetical**	$1,000	$1,021.28	$3.62	0.72%

2035 Retirement Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$911.96	$4.85	1.02%
Hypothetical**	$1,000	$1,019.79	$5.12	1.02%
Class B
Actual	$1,000	$908.42	$8.16	1.72%
Hypothetical**	$1,000	$1,016.31	$8.62	1.72%
Class C
Actual	$1,000	$909.20	$8.16	1.72%
Hypothetical**	$1,000	$1,016.31	$8.62	1.72%
Advisor Class
Actual	$1,000	$913.50	$3.43	0.72%
Hypothetical**	$1,000	$1,021.28	$3.62	0.72%
Class R
Actual	$1,000	$911.76	$5.80	1.22%
Hypothetical**	$1,000	$1,018.80	$6.12	1.22%
Class K
Actual	$1,000	$912.75	$4.61	0.97%
Hypothetical**	$1,000	$1,020.04	$4.87	0.97%
Class I
Actual	$1,000	$912.98	$3.42	0.72%
Hypothetical**	$1,000	$1,021.28	$3.62	0.72%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	49

Fund Expenses

FUND EXPENSES

(continued from previous page)

2040 Retirement Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$913.44	$4.85	1.02%
Hypothetical**	$1,000	$1,019.79	$5.12	1.02%
Class B
Actual	$1,000	$910.66	$8.17	1.72%
Hypothetical**	$1,000	$1,016.31	$8.62	1.72%
Class C
Actual	$1,000	$910.66	$8.17	1.72%
Hypothetical**	$1,000	$1,016.31	$8.62	1.72%
Advisor Class
Actual	$1,000	$915.29	$3.43	0.72%
Hypothetical**	$1,000	$1,021.28	$3.62	0.72%
Class R
Actual	$1,000	$912.40	$5.80	1.22%
Hypothetical**	$1,000	$1,018.80	$6.12	1.22%
Class K
Actual	$1,000	$913.32	$4.61	0.97%
Hypothetical**	$1,000	$1,020.04	$4.87	0.97%
Class I
Actual	$1,000	$914.73	$3.43	0.72%
Hypothetical**	$1,000	$1,021.28	$3.62	0.72%

2045 Retirement Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$911.43	$4.85	1.02%
Hypothetical**	$1,000	$1,019.79	$5.12	1.02%
Class B
Actual	$1,000	$909.36	$8.17	1.72%
Hypothetical**	$1,000	$1,016.31	$8.62	1.72%
Class C
Actual	$1,000	$908.57	$8.16	1.72%
Hypothetical**	$1,000	$1,016.31	$8.62	1.72%
Advisor Class
Actual	$1,000	$913.57	$3.43	0.72%
Hypothetical**	$1,000	$1,021.28	$3.62	0.72%
Class R
Actual	$1,000	$910.73	$5.80	1.22%
Hypothetical**	$1,000	$1,018.80	$6.12	1.22%
Class K
Actual	$1,000	$912.51	$4.61	0.97%
Hypothetical**	$1,000	$1,020.04	$4.87	0.97%
Class I
Actual	$1,000	$913.46	$3.43	0.72%
Hypothetical**	$1,000	$1,021.28	$3.62	0.72%

50	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

2050 Retirement Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$939.30	$4.92	1.02%
Hypothetical**	$1,000	$1,019.79	$5.12	1.02%
Class B
Actual	$1,000	$936.38	$8.28	1.72%
Hypothetical**	$1,000	$1,016.31	$8.62	1.72%
Class C
Actual	$1,000	$936.38	$8.28	1.72%
Hypothetical**	$1,000	$1,016.31	$8.62	1.72%
Advisor Class
Actual	$1,000	$940.02	$3.47	0.72%
Hypothetical**	$1,000	$1,021.28	$3.62	0.72%
Class R
Actual	$1,000	$938.79	$5.88	1.22%
Hypothetical**	$1,000	$1,018.80	$6.12	1.22%
Class K
Actual	$1,000	$940.40	$4.68	0.97%
Hypothetical**	$1,000	$1,020.04	$4.87	0.97%
Class I
Actual	$1,000	$940.02	$3.47	0.72%
Hypothetical**	$1,000	$1,021.28	$3.62	0.72%

2055 Retirement Strategy

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$945.15	$5.08	1.05%
Hypothetical**	$1,000	$1,019.64	$5.27	1.05%
Class B
Actual	$1,000	$940.85	$8.49	1.76%
Hypothetical**	$1,000	$1,016.11	$8.82	1.76%
Class C
Actual	$1,000	$940.89	$8.44	1.75%
Hypothetical**	$1,000	$1,016.16	$8.77	1.75%
Advisor Class
Actual	$1,000	$945.11	$3.63	0.75%
Hypothetical**	$1,000	$1,021.13	$3.77	0.75%
Class R
Actual	$1,000	$943.60	$5.99	1.24%
Hypothetical**	$1,000	$1,018.70	$6.22	1.24%
Class K
Actual	$1,000	$945.44	$4.79	0.99%
Hypothetical**	$1,000	$1,019.94	$4.97	0.99%
Class I
Actual	$1,000	$945.11	$3.58	0.74%
Hypothetical**	$1,000	$1,021.18	$3.72	0.74%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	51

Fund Expenses

2000 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

February 29, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $16,156

*	All data are as of February 29, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Strategy’s total exposure to subprime investments was 1.40%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 216-307. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 18. Additional performance for the Underlying Portfolios may be found on page 43-44.

52	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2005 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

February 29, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $32,110

*	All data are as of February 29, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Strategy’s total exposure to subprime investments was 0.66%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 216-307. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 18. Additional performance for the Underlying Portfolios may be found on page 43-44.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	53

Portfolio Summary

2010 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

February 29, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $153,813

*	All data are as of February 29, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Strategy’s total exposure to subprime investments was 0.21%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 216-307. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 18. Additional performance for the Underlying Portfolios may be found on page 43-44.

54	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2015 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

February 29, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $217,039

*	All data are as of February 29, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Strategy’s total exposure to subprime investments was 0.18%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 216-307. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 18. Additional performance for the Underlying Portfolios may be found on page 43-44.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	55

Portfolio Summary

2020 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

February 29, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $264,251

*	All data are as of February 29, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Strategy’s total exposure to subprime investments was 0.14%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 216-307. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 18. Additional performance for the Underlying Portfolios may be found on page 43-44.

56	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2025 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

February 29, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $214,375

*	All data are as of February 29, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Strategy’s total exposure to subprime investments was 0.10%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 216-307. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 18. Additional performance for the Underlying Portfolios may be found on page 43-44.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	57

Portfolio Summary

2030 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

February 29, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $167,093

*	All data are as of February 29, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Strategy’s total exposure to subprime investments was 0.08%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 216-307. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 18. Additional performance for the Underlying Portfolios may be found on pages 43-44.

58	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2035 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

February 29, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $108,492

*	All data are as of February 29, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Strategy’s total exposure to subprime investments was 0.08%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 216-307. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 18. Additional performance for the Underlying Portfolios may be found on pages 43-44.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	59

Portfolio Summary

2040 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

February 29, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $82,217

*	All data are as of February 29, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Strategy’s total exposure to subprime investments was 0.08%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 216-307. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 18. Additional performance for the Underlying Portfolios may be found on pages 43-44.

60	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2045 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

February 29, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $48,804

*	All data are as of February 29, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Strategy’s total exposure to subprime investments was 0.08%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 216-307. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 18. Additional performance for the Underlying Portfolios may be found on pages 43-44.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	61

Portfolio Summary

2050 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

February 29, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $642

*	All data are as of February 29, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Strategy’s total exposure to subprime investments was 0.08%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 216-307. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 18. Additional performance for the Underlying Portfolios may be found on pages 43-44.

62	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2055 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

February 29, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $329

*	All data are as of February 29, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Strategy’s total exposure to subprime investments was 0.08%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 216-307. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 18. Additional performance for the Underlying Portfolios may be found on pages 43-44.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	63

Portfolio Summary

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

2000 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 296,869)	$2,974,630
AllianceBernstein Inflation Protected Securities (shares of 231,777)	2,473,057
AllianceBernstein Short Duration Bond (shares of 239,916)	2,343,979
AllianceBernstein U.S. Large Cap Growth (shares of 161,882)	1,816,314
AllianceBernstein U.S. Value (shares of 174,232)	1,784,131
AllianceBernstein Global Real Estate Investment (shares of 150,705)	1,605,003
AllianceBernstein International Value (shares of 79,344)	960,059
AllianceBernstein International Growth (shares of 73,146)	953,087
AllianceBernstein High Yield (shares of 59,980)	559,010
AllianceBernstein Small-Mid Cap Value (shares of 32,875)	361,959
AllianceBernstein Small-Mid Cap Growth (shares of 30,211)	359,509

Total investments (cost $17,217,900)	16,190,738
Receivable due from Adviser	29,541
Receivable for capital stock sold	26,695

Total assets	16,246,974

Liabilities
Audit fee payable	21,549
Registration fee payable	18,452
Payable for capital stock redeemed	16,749
Transfer Agent fee payable	7,471
Printing fee payable	6,522
Custody fee payable	6,043
Distribution fee payable	4,505
Payable for investments purchased	4,487
Accrued expenses	4,992

Total liabilities	90,770

Net Assets	$16,156,204

Composition of Net Assets
Capital stock, at par	$1,487
Additional paid-in capital	16,953,277
Distributions in excess of net investment income	(10,622)
Accumulated net realized gain on investment transactions	239,224
Net unrealized depreciation on investments	(1,027,162)

$16,156,204

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$5,681,635	517,819	$10.97	*

B	$141,209	13,035	$10.83

C	$1,399,518	129,206	$10.83

Advisor	$575,580	52,257	$11.01

R	$644,162	59,295	$10.86

K	$6,909,574	641,069	$10.78

I	$804,526	74,383	$10.82

*	The maximum offering price per share for Class A shares was $11.46 which reflects a sales charge of 4.25%.

See notes to financial statements.

64	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

2005 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 492,908)	$4,938,935
AllianceBernstein Inflation Protected Securities (shares of 446,393)	4,763,008
AllianceBernstein U.S. Large Cap Growth (shares of 390,920)	4,386,122
AllianceBernstein U.S. Value (shares of 424,067)	4,342,445
AllianceBernstein Global Real Estate Investment (shares of 295,568)	3,147,804
AllianceBernstein International Growth (shares of 178,799)	2,329,746
AllianceBernstein International Value (shares of 192,105)	2,324,470
AllianceBernstein High Yield (shares of 197,025)	1,836,277
AllianceBernstein Short Duration Bond (shares of 176,611)	1,725,493
AllianceBernstein Small-Mid Cap Growth (shares of 81,049)	964,486
AllianceBernstein Small-Mid Cap Value (shares of 87,376)	962,014

Total investments (cost $34,604,974)	31,720,800
Receivable for capital stock sold	518,822
Receivable due from Adviser	16,283

Total assets	32,255,905

Liabilities
Payable for capital stock redeemed	39,992
Payable for investments purchased	37,071
Audit fee payable	21,549
Registration fee payable	18,076
Distribution fee payable	9,484
Transfer Agent fee payable	4,378
Accrued expenses	14,892

Total liabilities	145,442

Net Assets	$32,110,463

Composition of Net Assets
Capital stock, at par	$2,982
Additional paid-in capital	34,218,748
Distributions in excess of net investment income	(40,081)
Accumulated net realized gain on investment transactions	812,988
Net unrealized depreciation on investments	(2,884,174)

$32,110,463

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$16,008,432	1,483,127	$10.79	*

B	$651,231	61,004	$10.68

C	$1,954,254	183,278	$10.66

Advisor	$277,355	25,614	$10.83

R	$3,980,297	371,197	$10.72

K	$7,539,775	700,036	$10.77

I	$1,699,119	157,457	$10.79

*	The maximum offering price per share for Class A shares was $11.27 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	65

Statement of Net Assets

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

2010 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 2,179,828)	$24,457,674
AllianceBernstein U.S. Value (shares of 2,352,529)	24,089,902
AllianceBernstein Intermediate Duration Bond (shares of 2,056,736)	20,608,496
AllianceBernstein Inflation Protected Securities (shares of 1,760,667)	18,786,312
AllianceBernstein Global Real Estate Investment (shares of 1,429,766)	15,227,010
AllianceBernstein International Value (shares of 1,095,723)	13,258,250
AllianceBernstein International Growth (shares of 1,014,435)	13,218,093
AllianceBernstein High Yield (shares of 1,148,284)	10,702,011
AllianceBernstein Small-Mid Cap Value (shares of 567,004)	6,242,712
AllianceBernstein Small-Mid Cap Growth (shares of 519,432)	6,181,235

Total investments (cost $168,083,085)	152,771,695
Receivable for capital stock sold	1,394,460

Total assets	154,166,155

Liabilities
Payable for investments purchased	113,263
Payable for capital stock redeemed	89,199
Advisory fee payable	41,332
Distribution fee payable	34,548
Audit fee payable	21,549
Transfer Agent fee payable	17,879
Accrued expenses	35,064
Total liabilities	352,834

Net Assets	$153,813,321

Composition of Net Assets
Capital stock, at par	$13,996
Additional paid-in capital	164,594,357
Distributions in excess of net investment income	(203,982)
Accumulated net realized gain on investment transactions	4,720,340
Net unrealized depreciation on investments	(15,311,390)

$153,813,321

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$61,507,188	5,599,550	$10.98	*

B	$1,267,888	116,196	$10.91

C	$2,412,991	221,222	$10.91

Advisor	$8,943,641	810,762	$11.03

R	$11,323,456	1,033,454	$10.96

K	$54,376,923	4,945,959	$10.99

I	$13,981,234	1,268,497	$11.02

*	The maximum offering price per share for Class A shares was $11.47 which reflects a sales charge of 4.25%.

See notes to financial statements.

66	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

2015 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 3,374,885)	$37,866,206
AllianceBernstein U.S. Value (shares of 3,632,809)	37,199,966
AllianceBernstein Intermediate Duration Bond (shares of 2,470,983)	24,759,251
AllianceBernstein Global Real Estate Investment (shares of 2,023,189)	21,546,967
AllianceBernstein International Value (shares of 1,738,518)	21,036,070
AllianceBernstein International Growth (shares of 1,613,547)	21,024,513
AllianceBernstein Inflation Protected Securities (shares of 1,450,861)	15,480,685
AllianceBernstein High Yield (shares of 1,621,580)	15,113,123
AllianceBernstein Small-Mid Cap Value (shares of 987,979)	10,877,649
AllianceBernstein Small-Mid Cap Growth (shares of 896,458)	10,667,852

Total investments (cost $238,356,711)	215,572,282
Receivable for capital stock sold	1,852,109

Total assets	217,424,391

Liabilities
Payable for capital stock redeemed	116,357
Advisory fee payable	72,370
Payable for investments purchased	70,493
Distribution fee payable	47,716
Audit fee payable	21,549
Transfer Agent fee payable	21,292
Accrued expenses	35,298

Total liabilities	385,075

Net Assets	$217,039,316

Composition of Net Assets
Capital stock, at par	$19,490
Additional paid-in capital	232,830,622
Distributions in excess of net investment income	(322,180)
Accumulated net realized gain on investment transactions	7,295,813
Net unrealized depreciation on investments	(22,784,429)

$217,039,316

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$75,946,915	6,826,810	$11.12	*

B	$3,563,956	322,402	$11.05

C	$2,195,370	198,724	$11.05

Advisor	$2,235,129	199,877	$11.18

R	$15,742,240	1,418,347	$11.10

K	$85,563,144	7,680,281	$11.14

I	$31,792,562	2,843,843	$11.18

*	The maximum offering price per share for Class A shares was $11.61 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	67

Statement of Net Assets

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

2020 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 4,524,661)	$50,766,692
AllianceBernstein U.S. Value (shares of 4,861,389)	49,780,628
AllianceBernstein International Value (shares of 2,401,310)	29,055,846
AllianceBernstein International Growth (shares of 2,204,702)	28,727,269
AllianceBernstein Global Real Estate Investment (shares of 2,454,678)	26,142,317
AllianceBernstein Intermediate Duration Bond (shares of 2,378,367)	23,831,242
AllianceBernstein High Yield (shares of 1,985,818)	18,507,828
AllianceBernstein Small-Mid Cap Value (shares of 1,362,923)	15,005,783
AllianceBernstein Small-Mid Cap Growth (shares of 1,228,394)	14,617,884
AllianceBernstein Inflation Protected Securities (shares of 613,009)	6,540,806

Total investments (cost $295,675,313)	262,976,295
Receivable for capital stock sold	2,199,994

Total assets	265,176,289

Liabilities
Payable for capital stock redeemed	524,793
Payable for investments purchased	156,696
Advisory fee payable	94,596
Distribution fee payable	60,639
Transfer Agent fee payable	29,826
Dividends payable	614
Accrued expenses	57,689

Total liabilities	924,853

Net Assets	$264,251,436

Composition of Net Assets
Capital stock, at par	$23,665
Additional paid-in capital	287,351,217
Distributions in excess of net investment income	(434,959)
Accumulated net realized gain on investment transactions	10,010,531
Net unrealized depreciation on investments	(32,699,018)

$264,251,436

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$87,749,899	7,863,219	$11.16	*

B	$3,189,563	288,093	$11.07

C	$3,260,768	294,377	$11.08

Advisor	$2,940,273	262,210	$11.21

R	$25,538,432	2,298,283	$11.11

K	$108,734,646	9,727,989	$11.18

I	$32,837,855	2,930,712	$11.20

*	The maximum offering price per share for Class A shares was $11.66 which reflects a sales charge of 4.25%.

See notes to financial statements.

68	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

2025 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 4,039,890)	$45,327,560
AllianceBernstein U.S. Value (shares of 4,337,436)	44,415,349
AllianceBernstein International Value (shares of 2,122,472)	25,681,907
AllianceBernstein International Growth (shares of 1,946,960)	25,368,886
AllianceBernstein Global Real Estate Investment (shares of 1,756,328)	18,704,894
AllianceBernstein Small-Mid Cap Value (shares of 1,246,502)	13,723,985
AllianceBernstein Intermediate Duration Bond (shares of 1,355,238)	13,579,484
AllianceBernstein High Yield (shares of 1,425,740)	13,287,896
AllianceBernstein Small-Mid Cap Growth (shares of 1,105,722)	13,158,097

Total investments (cost $240,051,077)	213,248,058
Receivable for capital stock sold	1,818,471

Total assets	215,066,529

Liabilities
Payable for capital stock redeemed	432,273
Advisory fee payable	77,315
Payable for investments purchased	67,858
Distribution fee payable	49,254
Transfer Agent fee payable	11,910
Accrued expenses	52,444

Total liabilities	691,054

Net Assets	$214,375,475

Composition of Net Assets
Capital stock, at par	$18,750
Additional paid-in capital	232,892,890
Distributions in excess of net investment income	(380,398)
Accumulated net realized gain on investment transactions	8,647,252
Net unrealized depreciation on investments	(26,803,019)

$214,375,475

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$78,702,624	6,888,591	$11.43	*

B	$1,786,852	157,962	$11.31

C	$2,585,225	228,370	$11.32

Advisor	$1,284,011	111,913	$11.47

R	$17,510,058	1,533,706	$11.42

K	$89,743,264	7,845,582	$11.44

I	$22,763,441	1,984,243	$11.47

*	The maximum offering price per share for Class A shares was $11.94 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	69

Statement of Net Assets

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

2030 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 3,411,784)	$38,280,220
AllianceBernstein U.S. Value (shares of 3,657,439)	37,452,170
AllianceBernstein International Value (shares of 1,798,842)	21,765,994
AllianceBernstein International Growth (shares of 1,655,288)	21,568,396
AllianceBernstein Small-Mid Cap Value (shares of 1,056,300)	11,629,865
AllianceBernstein Small-Mid Cap Growth (shares of 961,254)	11,438,926
AllianceBernstein Global Real Estate Investment (shares of 1,007,195)	10,726,632
AllianceBernstein Intermediate Duration Bond (shares of 844,405)	8,460,939
AllianceBernstein High Yield (shares of 522,635)	4,870,959

Total investments (cost $187,990,320)	166,194,101
Receivable for capital stock sold	1,313,277
Receivable for investments sold	25,297

Total assets	167,532,675

Liabilities
Payable for capital stock redeemed	276,977
Advisory fee payable	56,229
Distribution fee payable	41,082
Transfer Agent fee payable	10,723
Accrued expenses	54,376

Total liabilities	439,387

Net Assets	$167,093,288

Composition of Net Assets
Capital stock, at par	$14,744
Additional paid-in capital	182,933,478
Distributions in excess of net investment income	(369,276)
Accumulated net realized gain on investment transactions	6,310,561
Net unrealized depreciation on investments	(21,796,219)

$167,093,288

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$55,272,067	4,876,529	$11.33	*

B	$1,646,594	146,718	$11.22

C	$2,540,518	226,175	$11.23

Advisor	$867,670	76,210	$11.39

R	$21,157,319	1,870,679	$11.31

K	$71,061,799	6,268,332	$11.34

I	$14,547,321	1,279,529	$11.37

*	The maximum offering price per share for Class A shares was $11.83 which reflects a sales charge of 4.25%.

See notes to financial statements.

70	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

2035 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 2,310,337)	$25,921,976
AllianceBernstein U.S. Value (shares of 2,491,193)	25,509,818
AllianceBernstein International Value (shares of 1,209,690)	14,637,249
AllianceBernstein International Growth (shares of 1,110,501)	14,469,833
AllianceBernstein Small-Mid Cap Value (shares of 726,766)	8,001,695
AllianceBernstein Small-Mid Cap Growth (shares of 654,566)	7,789,333
AllianceBernstein Global Real Estate Investment (shares of 599,831)	6,388,204
AllianceBernstein Intermediate Duration Bond (shares of 537,914)	5,389,899

Total investments (cost $121,793,902)	108,108,007
Receivable for capital stock sold	883,809

Total assets	108,991,816

Liabilities
Payable for capital stock redeemed	207,849
Payable for investments purchased	174,802
Advisory fee payable	27,131
Distribution fee payable	25,386
Transfer Agent fee payable	7,069
Accrued expenses	57,208

Total liabilities	499,445

Net Assets	$108,492,371

Composition of Net Assets
Capital stock, at par	$9,554
Additional paid-in capital	118,317,177
Distributions in excess of net investment income	(258,843)
Accumulated net realized gain on investment transactions	4,110,378
Net unrealized depreciation on investments	(13,685,895)

$108,492,371

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$39,708,662	3,495,108	$11.36	*

B	$1,086,291	96,349	$11.27

C	$1,579,723	140,044	$11.28

Advisor	$1,034,262	90,669	$11.41

R	$9,652,784	853,834	$11.31

K	$45,177,001	3,977,646	$11.36

I	$10,253,648	899,968	$11.39

*	The maximum offering price per share for Class A shares was $11.86 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	71

Statement of Net Assets

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

2040 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 1,758,527)	$19,730,669
AllianceBernstein U.S. Value (shares of 1,894,420)	19,398,858
AllianceBernstein International Value (shares of 915,391)	11,076,233
AllianceBernstein International Growth (shares of 847,530)	11,043,312
AllianceBernstein Small-Mid Cap Value (shares of 545,991)	6,011,358
AllianceBernstein Small-Mid Cap Growth (shares of 503,930)	5,996,766
AllianceBernstein Global Real Estate Investment (shares of 435,227)	4,635,164
AllianceBernstein Intermediate Duration Bond (shares of 416,821)	4,176,549

Total investments (cost $93,133,811)	82,068,909
Receivable for capital stock sold	410,640

Total assets	82,479,549

Liabilities
Payable for investments purchased	95,116
Payable for capital stock redeemed	69,841
Audit fee payable	21,549
Distribution fee payable	20,422
Advisory fee payable	16,470
Registration fee payable	14,996
Transfer Agent fee payable	4,677
Accrued expenses	19,806

Total liabilities	262,877

Net Assets	$82,216,672

Composition of Net Assets
Capital stock, at par	$7,146
Additional paid-in capital	90,654,927
Distributions in excess of net investment income	(204,395)
Accumulated net realized gain on investment transactions	2,823,896
Net unrealized depreciation on investments	(11,064,902)

$82,216,672

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$31,482,005	2,732,322	$11.52	*

B	$1,004,222	87,743	$11.45

C	$1,003,187	87,640	$11.45

Advisor	$515,517	44,533	$11.58

R	$12,794,894	1,116,659	$11.46

K	$26,893,588	2,338,226	$11.50

I	$8,523,259	738,535	$11.54

*	The maximum offering price per share for Class A shares was $12.03 which reflects a sales charge of 4.25%.

See notes to financial statements.

72	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

2045 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 1,048,394)	$11,762,984
AllianceBernstein U.S. Value (shares of 1,130,217)	11,573,417
AllianceBernstein International Value (shares of 549,297)	6,646,496
AllianceBernstein International Growth (shares of 506,386)	6,598,213
AllianceBernstein Small-Mid Cap Growth (shares of 301,537)	3,588,293
AllianceBernstein Small-Mid Cap Value (shares of 325,389)	3,582,535
AllianceBernstein Intermediate Duration Bond (shares of 250,447)	2,509,477
AllianceBernstein Global Real Estate Investment (shares of 235,480)	2,507,862

Total investments (cost $54,625,698)	48,769,277
Receivable for capital stock sold	258,246
Receivable due from Adviser	3,569

Total assets	49,031,092

Liabilities
Payable for capital stock redeemed	92,007
Payable for investments purchased	64,613
Audit fee payable	21,549
Registration fee payable	17,783
Distribution fee payable	11,926
Transfer Agent fee payable	2,265
Accrued expenses	17,305

Total liabilities	227,448

Net Assets	$48,803,644

Composition of Net Assets
Capital stock, at par	$4,278
Additional paid-in capital	53,116,858
Distributions in excess of net investment income	(111,703)
Accumulated net realized gain on investment transactions	1,650,632
Net unrealized depreciation on investments	(5,856,421)

$48,803,644

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$24,194,389	2,117,792	$11.42	*

B	$328,715	29,022	$11.33

C	$623,983	55,113	$11.32

Advisor	$646,856	56,396	$11.47

R	$5,489,481	483,080	$11.36

K	$14,227,012	1,248,042	$11.40

I	$3,293,208	288,157	$11.43

*	The maximum offering price per share for Class A shares was $11.93 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	73

Statement of Net Assets

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

2050 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 13,612)	$152,721
AllianceBernstein U.S. Value (shares of 14,817)	151,730
AllianceBernstein International Value (shares of 7,095)	85,853
AllianceBernstein International Growth (shares of 6,582)	85,762
AllianceBernstein Small-Mid Cap Value (shares of 4,319)	47,552
AllianceBernstein Small-Mid Cap Growth (shares of 3,977)	47,322
AllianceBernstein Intermediate Duration Bond (shares of 3,270)	32,762
AllianceBernstein Global Real Estate Investment (shares of 2,990)	31,841

Total investments (cost $699,645)	635,543
Prepaid expenses	71,822
Receivable due from Adviser	43,413
Receivable for capital stock sold	5,461

Total assets	756,239

Liabilities
Custody fee payable	35,547
Registration fee payable	33,670
Audit fee payable	28,174
Payable for investments purchased	4,187
Transfer Agent fee payable	3,753
Distribution fee payable	129
Accrued expenses	8,417

Total liabilities	113,877

Net Assets	$642,362

Composition of Net Assets
Capital stock, at par	$70
Additional paid-in capital	713,078
Distributions in excess of net investment income	(1,024)
Accumulated net realized loss on investment transactions	(5,660)
Net unrealized depreciation on investments	(64,102)

$642,362

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$343,877	37,717	$9.12	*

B	$13,760	1,509	$9.12

C	$9,640	1,057	$9.12

Advisor	$109,224	11,958	$9.13

R	$52,196	5,713	$9.14

K	$56,257	6,162	$9.13

I	$57,408	6,286	$9.13

*	The maximum offering price per share for Class A shares was $9.52 which reflects a sales charge of 4.25%.

See notes to financial statements.

74	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

STATEMENT OF NET ASSETS

February 29, 2008 (unaudited)

2055 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 6,722)	$75,425
AllianceBernstein U.S. Value (shares of 7,264)	74,382
AllianceBernstein International Value (shares of 3,567)	43,155
AllianceBernstein International Growth (shares of 3,272)	42,632
AllianceBernstein Small-Mid Cap Growth (shares of 1,952)	23,227
AllianceBernstein Small-Mid Cap Value (shares of 2,100)	23,120
AllianceBernstein Intermediate Duration Bond (shares of 1,603)	16,059
AllianceBernstein Global Real Estate Investment (shares of 1,473)	15,690

Total investments (cost $326,842)	313,690
Prepaid expenses	72,517
Receivable due from Adviser	42,915
Receivable for capital stock sold	8,507

Total assets	437,629

Liabilities
Custody fee payable	35,548
Registration fee payable	32,546
Audit fee payable	28,174
Transfer Agent fee payable	3,858
Payable for investments purchased	450
Distribution fee payable	17
Accrued expenses	8,536

Total liabilities	109,129

Net Assets	$328,500

Composition of Net Assets
Capital stock, at par	$37
Additional paid-in capital	345,766
Distributions in excess of net investment income	(293)
Accumulated net realized loss on investment transactions	(3,858)
Net unrealized depreciation on investments	(13,152)

$328,500

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$215,014	24,063	$8.94	*

B	$13,794	1,548	$8.91

C	$32,475	3,645	$8.91

Advisor	$17,495	1,956	$8.94

R	$10,541	1,179	$8.94

K	$29,942	3,343	$8.96

I	$9,239	1,033	$8.94

*	The maximum offering price per share for Class A shares was $9.34 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	75

Statement of Net Assets

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2008 (unaudited)

	2000 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$506,554

Expenses
Advisory fee (see Note B)	$46,025
Distribution fee—Class A	9,117
Distribution fee—Class B	890
Distribution fee—Class C	6,638
Distribution fee—Class R	3,782
Distribution fee—Class K	7,979
Transfer agency—Class A	10,940
Transfer agency—Class B	333
Transfer agency—Class C	2,327
Transfer agency—Advisor Class	579
Transfer agency—Class R	1,930
Transfer agency—Class K	5,502
Transfer agency—Class I	367
Custodian	34,368
Registration fees	33,001
Legal	19,418
Administrative	18,500
Audit	17,776
Printing	2,439
Directors’ fees	2,130
Miscellaneous	2,575

Total expenses	226,616
Less: expenses waived and reimbursed by the Adviser (see Note B)	(154,567)
Less: expense offset arrangement (see Note B)	(129)

Net expenses		71,920

Net investment income		434,634

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Sale of Underlying Portfolio shares		35,130
Net realized gain distributions from Underlying Portfolios		382,712
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(1,180,414)

Net loss on investment transactions		(762,572)

Net Decrease in Net Assets from Operations		$(327,938)

See notes to financial statements.

76	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2005 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$993,719

Expenses
Advisory fee (see Note B)	$88,877
Distribution fee—Class A	24,930
Distribution fee—Class B	3,310
Distribution fee—Class C	11,150
Distribution fee—Class R	9,266
Distribution fee—Class K	8,810
Transfer agency—Class A	13,242
Transfer agency—Class B	541
Transfer agency—Class C	1,822
Transfer agency—Advisor Class	191
Transfer agency—Class R	2,012
Transfer agency—Class K	6,149
Transfer agency—Class I	811
Custodian	34,368
Registration fees	33,003
Administrative	18,500
Legal	18,158
Audit	17,776
Printing	4,424
Directors’ fees	2,130
Miscellaneous	2,772

Total expenses	302,242
Less: expenses waived and reimbursed by the Adviser (see Note B)	(150,864)
Less: expense offset arrangement (see Note B)	(188)

Net expenses		151,190

Net investment income		842,529

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Sale of Underlying Portfolio shares		24,467
Net realized gain distributions from Underlying Portfolios		973,149
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(3,135,908)

Net loss on investment transactions		(2,138,292)

Net Decrease in Net Assets from Operations		$(1,295,763)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	77

Statement of Operations

	2010 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$4,141,256

Expenses
Advisory fee (see Note B)	$434,275
Distribution fee—Class A	89,084
Distribution fee—Class B	5,954
Distribution fee—Class C	12,025
Distribution fee—Class R	23,466
Distribution fee—Class K	62,075
Transfer agency—Class A	12,824
Transfer agency—Class B	263
Transfer agency—Class C	529
Transfer agency—Advisor Class	2,093
Transfer agency—Class R	10,399
Transfer agency—Class K	43,340
Transfer agency—Class I	6,396
Custodian	34,368
Registration fees	33,016
Legal	18,870
Administrative	18,500
Audit	17,776
Printing	7,918
Directors’ fees	2,130
Miscellaneous	2,623

Total expenses	837,924
Less: expenses waived and reimbursed by the Adviser (see Note B)	(210,664)
Less: expense offset arrangement (see Note B)	(380)

Net expenses		626,880

Net investment income		3,514,376

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Sale of Underlying Portfolio shares		425,464
Net realized gain distributions from Underlying Portfolios		4,859,063
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(16,964,996)

Net loss on investment transactions		(11,680,469)

Net Decrease in Net Assets from Operations		$(8,166,093)

See notes to financial statements.

78	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2015 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$5,507,195

Expenses
Advisory fee (see Note B)	$613,650
Distribution fee—Class A	117,494
Distribution fee—Class B	18,293
Distribution fee—Class C	12,490
Distribution fee—Class R	28,969
Distribution fee—Class K	94,989
Transfer agency—Class A	12,929
Transfer agency—Class B	723
Transfer agency—Class C	463
Transfer agency—Advisor Class	284
Transfer agency—Class R	13,203
Transfer agency—Class K	66,327
Transfer agency—Class I	14,463
Custodian	34,368
Registration fees	33,060
Administrative	18,500
Legal	18,342
Audit	17,776
Printing	12,877
Directors’ fees	2,130
Miscellaneous	2,941

Total expenses	1,134,271
Less: expenses waived and reimbursed by the Adviser (see Note B)	(206,866)
Less: expense offset arrangement (see Note B)	(593)

Net expenses		926,812

Net investment income		4,580,383

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Sale of Underlying Portfolio shares		63,889
Net realized gain distributions from Underlying Portfolios		7,579,485
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(25,951,656)

Net loss on investment transactions		(18,308,282)

Net Decrease in Net Assets from Operations		$(13,727,899)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	79

Statement of Operations

	2020 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$6,220,860

Expenses
Advisory fee (see Note B)	$796,492
Distribution fee—Class A	137,633
Distribution fee—Class B	16,926
Distribution fee—Class C	14,105
Distribution fee—Class R	51,656
Distribution fee—Class K	113,641
Transfer agency—Class A	17,444
Transfer agency—Class B	766
Transfer agency—Class C	652
Transfer agency—Advisor Class	584
Transfer agency—Class R	23,787
Transfer agency—Class K	79,831
Transfer agency—Class I	15,652
Custodian	34,368
Registration fees	33,024
Administrative	18,500
Legal	18,209
Audit	17,776
Printing	15,950
Directors’ fees	2,130
Miscellaneous	2,926

Total expenses	1,412,052
Less: expenses waived and reimbursed by the Adviser (see Note B)	(244,131)
Less: expense offset arrangement (see Note B)	(705)

Net expenses		1,167,216

Net investment income		5,053,644

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Sale of Underlying Portfolio shares		75,579
Net realized gain distributions from Underlying Portfolios		10,103,985
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(35,906,925)

Net loss on investment transactions		(25,727,361)

Net Decrease in Net Assets from Operations		$(20,673,717)

See notes to financial statements.

80	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2025 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$4,851,449

Expenses
Advisory fee (see Note B)	$667,079
Distribution fee—Class A	131,609
Distribution fee—Class B	8,989
Distribution fee—Class C	10,785
Distribution fee—Class R	33,634
Distribution fee—Class K	95,610
Transfer agency—Class A	20,699
Transfer agency—Class B	525
Transfer agency—Class C	618
Transfer agency—Advisor Class	283
Transfer agency—Class R	10,226
Transfer agency—Class K	66,846
Transfer agency—Class I	10,635
Custodian	34,368
Registration fees	32,969
Administrative	18,500
Legal	18,208
Audit	17,776
Printing	13,609
Directors’ fees	2,130
Miscellaneous	2,865

Total expenses	1,197,963
Less: expenses waived and reimbursed by the Adviser (see Note B)	(198,242)
Less: expense offset arrangement (see Note B)	(702)

Net expenses		999,019

Net investment income		3,852,430

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Sale of Underlying Portfolio shares		(106,249)
Net realized gain distributions from Underlying Portfolios		8,952,625
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(31,108,476)

Net loss on investment transactions		(22,262,100)

Net Decrease in Net Assets from Operations		$(18,409,670)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	81

Statement of Operations

	2030 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$3,401,268

Expenses
Advisory fee (see Note B)	$499,058
Distribution fee—Class A	87,990
Distribution fee—Class B	8,351
Distribution fee—Class C	11,902
Distribution fee—Class R	40,486
Distribution fee—Class K	74,253
Transfer agency—Class A	17,591
Transfer agency—Class B	596
Transfer agency—Class C	825
Transfer agency—Advisor Class	230
Transfer agency—Class R	12,148
Transfer agency—Class K	51,866
Transfer agency—Class I	6,912
Custodian	34,368
Registration fees	33,035
Administrative	18,500
Legal	18,208
Audit	17,776
Printing	13,328
Directors’ fees	2,130
Miscellaneous	2,645

Total expenses	952,198
Less: expenses waived and reimbursed by the Adviser (see Note B)	(175,780)
Less: expense offset arrangement (see Note B)	(633)

Net expenses		775,785

Net investment income		2,625,483

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Sale of Underlying Portfolio shares		(648,461)
Net realized gain distributions from Underlying Portfolios		7,042,857
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(24,745,224)

Net loss on investment transactions		(18,350,828)

Net Decrease in Net Assets from Operations		$(15,725,345)

See notes to financial statements.

82	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2035 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$2,151,092

Expenses
Advisory fee (see Note B)	$326,174
Distribution fee—Class A	61,541
Distribution fee—Class B	5,443
Distribution fee—Class C	6,749
Distribution fee—Class R	15,675
Distribution fee—Class K	48,910
Transfer agency—Class A	17,622
Transfer agency—Class B	498
Transfer agency—Class C	618
Transfer agency—Advisor Class	469
Transfer agency—Class R	4,328
Transfer agency—Class K	34,188
Transfer agency—Class I	4,883
Custodian	34,368
Registration fees	32,974
Administrative	18,500
Legal	18,209
Audit	17,776
Printing	13,637
Directors’ fees	2,130
Miscellaneous	2,752

Total expenses	667,444
Less: expenses waived and reimbursed by the Adviser (see Note B)	(167,194)
Less: expense offset arrangement (see Note B)	(630)

Net expenses		499,620

Net investment income		1,651,472

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Sale of Underlying Portfolio shares		(582,073)
Net realized gain distributions from Underlying Portfolios		4,785,061
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(16,075,933)

Net loss on investment transactions		(11,872,945)

Net Decrease in Net Assets from Operations		$(10,221,473)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	83

Statement of Operations

	2040 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$1,491,220

Expenses
Advisory fee (see Note B)	$230,926
Distribution fee—Class A	41,251
Distribution fee—Class B	5,263
Distribution fee—Class C	3,953
Distribution fee—Class R	25,447
Distribution fee—Class K	29,124
Transfer agency—Class A	15,228
Transfer agency—Class B	601
Transfer agency—Class C	445
Transfer agency—Advisor Class	220
Transfer agency—Class R	7,675
Transfer agency—Class K	20,453
Transfer agency—Class I	3,804
Custodian	34,368
Registration fees	32,905
Administrative	18,500
Legal	18,208
Audit	17,776
Printing	11,898
Directors’ fees	2,130
Miscellaneous	2,615

Total expenses	522,790
Less: expenses waived and reimbursed by the Adviser (see Note B)	(161,396)
Less: expense offset arrangement (see Note B)	(561)

Net expenses		360,833

Net investment income		1,130,387

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Sale of Underlying Portfolio shares		(464,381)
Net realized gain distributions from Underlying Portfolios		3,347,115
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(12,015,871)

Net loss on investment transactions		(9,133,137)

Net Decrease in Net Assets from Operations		$(8,002,750)

See notes to financial statements.

84	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2045 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$920,167

Expenses
Advisory fee (see Note B)	$141,398
Distribution fee—Class A	33,832
Distribution fee—Class B	1,721
Distribution fee—Class C	2,506
Distribution fee—Class R	8,940
Distribution fee—Class K	16,005
Transfer agency—Class A	17,349
Transfer agency—Class B	266
Transfer agency—Class C	393
Transfer agency—Advisor Class	551
Transfer agency—Class R	2,844
Transfer agency—Class K	11,180
Transfer agency—Class I	1,362
Custodian	34,368
Registration fees	32,933
Administrative	18,500
Legal	18,209
Audit	17,776
Printing	12,024
Directors’ fees	2,130
Miscellaneous	2,591

Total expenses	376,878
Less: expenses waived and reimbursed by the Adviser (see Note B)	(156,717)
Less: expense offset arrangement (see Note B)	(530)

Net expenses		219,631

Net investment income		700,536

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Sale of Underlying Portfolio shares		(337,836)
Net realized gain distributions from Underlying Portfolios		2,043,107
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(6,896,640)

Net loss on investment transactions		(5,191,369)

Net Decrease in Net Assets from Operations		$(4,490,833)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	85

Statement of Operations

	2050 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$6,981

Expenses
Advisory fee (see Note B)	$1,245
Distribution fee—Class A	378
Distribution fee—Class B	62
Distribution fee—Class C	50
Distribution fee—Class R	50
Distribution fee—Class K	34
Transfer agency—Class A	5,238
Transfer agency—Class B	1,312
Transfer agency—Class C	1,300
Transfer agency—Advisor Class	1,478
Transfer agency—Class K	4
Transfer agency—Class I	1
Custodian	34,384
Registration fees	82,186
Administrative	18,500
Legal	36,554
Audit	19,190
Directors’ fees	1,660
Printing	508
Miscellaneous	4,036

Total expenses	208,170
Less: expenses waived and reimbursed by the Adviser (see Note B)	(206,200)
Less: expense offset arrangement (see Note B)	(17)

Net expenses		1,953

Net investment income		5,028

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Sale of Underlying Portfolio shares		(25,608)
Net realized gain distributions from Underlying Portfolios		20,277
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(63,239)

Net loss on investment transactions		(68,570)

Net Decrease in Net Assets from Operations		$(63,542)

See notes to financial statements.

86	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2055 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$3,296

Expenses
Advisory fee (see Note B)	$420
Distribution fee—Class A	54
Distribution fee—Class B	50
Distribution fee—Class C	139
Distribution fee—Class R	25
Distribution fee—Class K	30
Transfer agency—Class A	3,112
Transfer agency—Class B	1,919
Transfer agency—Class C	2,418
Transfer agency—Advisor Class	1,979
Transfer agency—Class K	6
Custodian	34,384
Registration fees	82,116
Administrative	18,500
Legal	36,553
Audit	19,190
Directors’ fees	1,660
Printing	508
Miscellaneous	4,036

Total expenses	207,099
Less: expenses waived and reimbursed by the Adviser (see Note B)	(206,320)
Less: expense offset arrangement (see Note B)	(17)

Net expenses		762

Net investment income		2,534

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Sale of Underlying Portfolio shares		(10,092)
Net realized gain distributions from Underlying Portfolios		7,800
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(12,279)

Net loss on investment transactions		(14,571)

Net Decrease in Net Assets from Operations		$(12,037)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	87

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	2000 Retirement Strategy
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$434,634	$124,323
Net realized gain on sale of Underlying Portfolio shares	35,130	17,401
Net realized gain distributions from Underlying Portfolios	382,712	28,043
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(1,180,414)	126,439

Net increase (decrease) in net assets from operations	(327,938)	296,206
Dividends and Distributions to Shareholders from
Net investment income
Class A	(202,065)	(34,838)
Class B	(5,359)	(875)
Class C	(41,645)	(1,271)
Advisor Class	(14,534)	(248)
Class R	(10,671)	(439)
Class K	(212,731)	(20,172)
Class I	(30,069)	(412)
Net realized gain on investment transactions
Class A	(84,879)	(4,336)
Class B	(2,408)	(131)
Class C	(18,710)	(190)
Advisor Class	(5,776)	(29)
Class R	(5,845)	(36)
Class K	(84,547)	(1,409)
Class I	(10,992)	(29)
Capital Stock Transactions
Net increase	5,027,786	10,900,946

Total increase	3,969,617	11,132,737
Net Assets
Beginning of period	12,186,587	1,053,850

End of period (including undistributed/(distributions in excess of) net investment income of ($10,622) and $71,818, respectively)	$16,156,204	$12,186,587

See notes to financial statements.

88	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2005 Retirement Strategy
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$842,529	$293,684
Net realized gain on sale of Underlying Portfolio shares	24,467	461,518
Net realized gain distributions from Underlying Portfolios	973,149	116,448
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(3,135,908)	25,079

Net increase (decrease) in net assets from operations	(1,295,763)	896,729
Dividends and Distributions to Shareholders from
Net investment income
Class A	(530,409)	(197,038)
Class B	(17,450)	(10,075)
Class C	(60,418)	(3,550)
Advisor Class	(7,033)	(286)
Class R	(107,886)	(850)
Class K	(206,448)	(16,627)
Class I	(57,274)	(481)
Net realized gain on investment transactions
Class A	(387,138)	(21,401)
Class B	(14,485)	(1,287)
Class C	(50,151)	(454)
Advisor Class	(4,802)	(29)
Class R	(78,971)	(92)
Class K	(149,822)	(1,602)
Class I	(38,082)	(44)
Capital Stock Transactions
Net increase	6,622,991	23,213,639

Total increase	3,616,859	23,856,552
Net Assets
Beginning of period	28,493,604	4,637,052

End of period (including undistributed/(distributions in excess of) net investment income of ($40,081) and $104,308, respectively)	$32,110,463	$28,493,604

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	89

Statement of Changes in Net Assets

	2010 Retirement Strategy
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,514,376	$955,888
Net realized gain on sale of Underlying Portfolio shares	425,464	1,037,429
Net realized gain distributions from Underlying Portfolios	4,859,063	431,603
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(16,964,996)	1,211,323

Net increase (decrease) in net assets from operations	(8,166,093)	3,636,243
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,708,541)	(502,242)
Class B	(25,818)	(14,242)
Class C	(52,333)	(20,611)
Advisor Class	(277,927)	(7,684)
Class R	(251,808)	(4,055)
Class K	(1,369,229)	(111,506)
Class I	(385,742)	(12,045)
Net realized gain on investment transactions
Class A	(838,738)	(31,762)
Class B	(16,466)	(1,128)
Class C	(33,378)	(1,633)
Advisor Class	(127,187)	(461)
Class R	(129,502)	(278)
Class K	(668,118)	(6,862)
Class I	(177,529)	(691)
Capital Stock Transactions
Net increase	63,199,381	88,637,656

Total increase	48,970,972	91,558,699
Net Assets
Beginning of period	104,842,349	13,283,650

End of period (including undistributed/(distributions in excess of) net investment income of ($203,982) and $353,040, respectively)	$153,813,321	$104,842,349

See notes to financial statements.

90	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2015 Retirement Strategy
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,580,383	$1,390,995
Net realized gain on sale of Underlying Portfolio shares	63,889	753,362
Net realized gain distributions from Underlying Portfolios	7,579,485	648,415
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(25,951,656)	2,730,943

Net increase (decrease) in net assets from operations	(13,727,899)	5,523,715
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,131,105)	(612,760)
Class B	(75,280)	(32,173)
Class C	(55,616)	(10,195)
Advisor Class	(62,600)	(3,919)
Class R	(299,153)	(17,773)
Class K	(2,009,173)	(158,489)
Class I	(864,409)	(9,629)
Net realized gain on investment transactions
Class A	(646,589)	(31,832)
Class B	(29,392)	(2,157)
Class C	(21,715)	(683)
Advisor Class	(17,578)	(192)
Class R	(95,495)	(978)
Class K	(609,594)	(8,128)
Class I	(244,127)	(458)
Capital Stock Transactions
Net increase	64,995,979	153,252,616

Total increase	44,106,254	157,886,965
Net Assets
Beginning of period	172,933,062	15,046,097

End of period (including undistributed/(distributions in excess of) net investment income of ($322,180) and $594,773, respectively)	$217,039,316	$172,933,062

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	91

Statement of Changes in Net Assets

	2020 Retirement Strategy
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,053,644	$1,470,023
Net realized gain on sale of Underlying Portfolio shares	75,579	1,195,706
Net realized gain distributions from Underlying Portfolios	10,103,985	761,490
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(35,906,925)	2,773,925

Net increase (decrease) in net assets from operations	(20,673,717)	6,201,144
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,298,343)	(657,355)
Class B	(63,765)	(24,023)
Class C	(52,169)	(10,834)
Advisor Class	(91,286)	(7,155)
Class R	(530,900)	(20,159)
Class K	(2,252,449)	(129,404)
Class I	(838,817)	26,871
Net realized gain on investment transactions
Class A	(784,232)	(29,216)
Class B	(28,371)	(1,397)
Class C	(23,212)	(630)
Advisor Class	(28,722)	(299)
Class R	(186,832)	(892)
Class K	(763,414)	(5,803)
Class I	(267,257)	(1,101)
Capital Stock Transactions
Net increase	100,986,944	169,748,958

Total increase	72,103,458	175,034,963
Net Assets
Beginning of period	192,147,978	17,113,015

End of period (including undistributed/(distributions in excess of) net investment income of ($434,959) and $639,126, respectively)	$264,251,436	$192,147,978

See notes to financial statements.

92	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2025 Retirement Strategy
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,852,430	$1,396,884
Net realized gain (loss) on sale of Underlying Portfolio shares	(106,249)	748,694
Net realized gain distributions from Underlying Portfolios	8,952,625	940,304
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(31,108,476)	3,969,602

Net increase (decrease) in net assets from operations	(18,409,670)	7,055,484
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,023,440)	(714,899)
Class B	(32,597)	(13,948)
Class C	(38,148)	(9,307)
Advisor Class	(31,175)	(5,776)
Class R	(289,764)	(9,334)
Class K	(1,740,125)	(187,573)
Class I	(561,656)	(17,630)
Net realized gain on investment transactions
Class A	(800,797)	(21,949)
Class B	(16,671)	(539)
Class C	(19,508)	(360)
Advisor Class	(11,227)	(169)
Class R	(119,314)	(346)
Class K	(683,839)	(5,995)
Class I	(202,921)	(506)
Capital Stock Transactions
Net increase	66,739,452	149,972,896

Total increase	41,758,600	156,040,049
Net Assets
Beginning of period	172,616,875	16,576,826

End of period (including undistributed/(distributions in excess of) net investment income of ($380,398) and $484,077, respectively)	$214,375,475	$172,616,875

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	93

Statement of Changes in Net Assets

	2030 Retirement Strategy
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,625,483	$641,590
Net realized gain (loss) on sale of Underlying Portfolio shares	(648,461)	248,343
Net realized gain distributions from Underlying Portfolios	7,042,857	525,701
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(24,745,224)	2,688,882

Net increase (decrease) in net assets from operations	(15,725,345)	4,104,516
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,260,513)	(337,619)
Class B	(24,630)	(9,380)
Class C	(35,082)	(3,734)
Advisor Class	(16,193)	(5,633)
Class R	(332,502)	(12,693)
Class K	(1,193,059)	(97,721)
Class I	(298,341)	(19,861)
Net realized gain on investment transactions
Class A	(329,049)	(24,348)
Class B	(8,748)	(908)
Class C	(12,461)	(361)
Advisor Class	(3,870)	(382)
Class R	(88,576)	(966)
Class K	(308,960)	(6,786)
Class I	(71,558)	(1,290)
Capital Stock Transactions
Net increase	70,277,747	103,875,240

Total increase	50,568,860	107,458,074
Net Assets
Beginning of period	116,524,428	9,066,354

End of period (including undistributed/(distributions in excess of) net investment income of ($369,276) and $165,561, respectively)	$167,093,288	$116,524,428

See notes to financial statements.

94	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2035 Retirement Strategy
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,651,472	$446,246
Net realized gain (loss) on sale of Underlying Portfolio shares	(582,073)	171,078
Net realized gain distributions from Underlying Portfolios	4,785,061	443,069
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(16,075,933)	2,209,210

Net increase (decrease) in net assets from operations	(10,221,473)	3,269,603
Dividends and Distributions to Shareholders from
Net investment income
Class A	(810,740)	(296,414)
Class B	(13,483)	(6,625)
Class C	(16,934)	(7,110)
Advisor Class	(23,713)	(6,663)
Class R	(108,356)	(12,025)
Class K	(780,375)	(42,075)
Class I	(224,125)	(12,144)
Net realized gain on investment transactions
Class A	(280,510)	(17,609)
Class B	(6,998)	(527)
Class C	(8,788)	(565)
Advisor Class	(7,393)	(374)
Class R	(38,800)	(755)
Class K	(258,027)	(2,415)
Class I	(68,576)	(645)
Capital Stock Transactions
Net increase	42,796,470	68,797,986

Total increase	29,928,179	71,661,643
Net Assets
Beginning of period	78,564,192	6,902,549

End of period (including undistributed/(distributions in excess of) net investment income of ($258,843) and $67,411, respectively)	$108,492,371	$78,564,192

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	95

Statement of Changes in Net Assets

	2040 Retirement Strategy
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,130,387	$198,305
Net realized gain (loss) on sale of Underlying Portfolio shares	(464,381)	103,651
Net realized gain distributions from Underlying Portfolios	3,347,115	187,067
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(12,015,871)	870,406

Net increase (decrease) in net assets from operations	(8,002,750)	1,359,429
Dividends and Distributions to Shareholders from
Net investment income
Class A	(550,258)	(114,491)
Class B	(12,882)	(7,189)
Class C	(9,291)	(2,352)
Advisor Class	(7,711)	(3,386)
Class R	(194,921)	(4,493)
Class K	(434,801)	(24,338)
Class I	(159,738)	(8,354)
Net realized gain on investment transactions
Class A	(131,368)	(8,892)
Class B	(4,521)	(799)
Class C	(3,261)	(261)
Advisor Class	(1,689)	(249)
Class R	(46,326)	(333)
Class K	(99,329)	(1,589)
Class I	(34,138)	(518)
Capital Stock Transactions
Net increase	43,237,067	44,017,149

Total increase	33,544,083	45,199,334
Net Assets
Beginning of period	48,672,589	3,473,255

End of period (including undistributed/(distributions in excess of) net investment income of ($204,395) and $34,820, respectively)	$82,216,672	$48,672,589

See notes to financial statements.

96	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2045 Retirement Strategy
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$700,536	$222,177
Net realized gain (loss) on sale of Underlying Portfolio shares	(337,836)	205,051
Net realized gain distributions from Underlying Portfolios	2,043,107	243,913
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(6,896,640)	972,977

Net increase (decrease) in net assets from operations	(4,490,833)	1,644,118
Dividends and Distributions to Shareholders from
Net investment income
Class A	(428,991)	(159,167)
Class B	(4,497)	(2,727)
Class C	(6,671)	(2,297)
Advisor Class	(15,094)	(4,568)
Class R	(62,447)	(5,068)
Class K	(255,636)	(18,983)
Class I	(64,422)	(4,716)
Net realized gain on investment transactions
Class A	(254,770)	(11,728)
Class B	(3,822)	(271)
Class C	(5,670)	(228)
Advisor Class	(8,082)	(320)
Class R	(37,746)	(378)
Class K	(141,327)	(1,260)
Class I	(32,937)	(289)
Capital Stock Transactions
Net increase	20,356,553	30,466,026

Total increase	14,543,608	31,898,144
Net Assets
Beginning of period	34,260,036	2,361,892

End of period (including undistributed/(distributions in excess of) net investment income of ($111,703) and $25,519, respectively)	$48,803,644	$34,260,036

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	97

Statement of Changes in Net Assets

	2050 Retirement Strategy
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(a) to August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$5,028	$(134)
Net realized gain (loss) on sale of Underlying Portfolio shares	(25,608)	– 0	–
Net realized gain distributions from Underlying Portfolios	20,277	– 0	–
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(63,239)	(863)

Net decrease in net assets from operations	(63,542)	(997)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(4,459)	– 0	–
Class B	(133)	– 0	–
Class C	(108)	– 0	–
Advisor Class	(303)	– 0	–
Class R	(121)	– 0	–
Class K	(482)	– 0	–
Class I	(446)	– 0	–
Net realized gain on investment transactions
Class A	(151)	– 0	–
Class B	(6)	– 0	–
Class C	(5)	– 0	–
Advisor Class	(10)	– 0	–
Class R	(5)	– 0	–
Class K	(16)	– 0	–
Class I	(14)	– 0	–
Capital Stock Transactions
Net increase	643,141	70,019

Total increase	573,340	69,022
Net Assets
Beginning of period	69,022	– 0	–

End of period (including undistributed/(distributions in excess of) net investment income of ($1,024) and $0, respectively)	$642,362	$69,022

(a)	Commencement of operations.

See notes to financial statements.

98	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2055 Retirement Strategy
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(a) to August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$2,534	$(135)
Net realized gain (loss) on sale of Underlying Portfolio shares	(10,092)	13
Net realized gain distributions from Underlying Portfolios	7,800	– 0	–
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(12,279)	(873)

Net decrease in net assets from operations	(12,037)	(995)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(649)	– 0	–
Class B	(242)	– 0	–
Class C	(855)	– 0	–
Advisor Class	(302)	– 0	–
Class R	(249)	– 0	–
Class K	(252)	– 0	–
Class I	(278)	– 0	–
Net realized gain on investment transactions
Class A	(322)	– 0	–
Class B	(131)	– 0	–
Class C	(463)	– 0	–
Advisor Class	(144)	–0	–
Class R	(132)	– 0	–
Class K	(134)	– 0	–
Class I	(133)	– 0	–
Capital Stock Transactions
Net increase	273,255	72,563

Total increase	256,932	71,568
Net Assets
Beginning of period	71,568	– 0	–

End of period (including undistributed/(distributions in excess of) net investment income of ($293) and $0, respectively)	$328,500	$71,568

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	99

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 29, 2008 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Retirement Strategies Portfolios (the “Strategies”) commenced operations on September 1, 2005 and each is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the “Company”). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company operates as a series company currently comprised of 14 portfolios, which are the twelve Strategies, the AllianceBernstein Blended Style Series U.S. Large Cap Portfolio and the AllianceBernstein Blended Style Series Global Blend Portfolio. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy (each a “Strategy” together, the “Strategies”). The AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy commenced operations on June 29, 2007. The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts

100	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Strategy in proportion to their net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	101

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Strategies currently pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
2000 and 2005	0.55%	0.45%	0.40%
2010, 2015 and 2020	0.60%	0.50%	0.45%
2025, 2030, 2035, 2040, 2045, 2050 and 2055	0.65%	0.55%	0.50%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

	Effective March 1, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2000	0.86%	1.56%	1.56%	0.56%	1.06%	0.81%	0.56%
2005	0.92%	1.62%	1.62%	0.62%	1.12%	0.87%	0.62%
2010	0.94%	1.64%	1.64%	0.64%	1.14%	0.89%	0.64%
2015	0.98%	1.68%	1.68%	0.68%	1.18%	0.93%	0.68%
2020	1.02%	1.72%	1.72%	0.72%	1.22%	0.97%	0.72%
2025	1.04%	1.74%	1.74%	0.74%	1.24%	0.99%	0.74%
2030	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2035	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2040	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2045	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2050(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2055(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%

(a)	Effective June 29, 2007.

	Prior to March 1, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2000	1.10%	1.80%	1.80%	0.80%	1.30%	1.05%	0.80%
2005	1.10%	1.80%	1.80%	0.80%	1.30%	1.05%	0.80%
2010	1.20%	1.90%	1.90%	0.90%	1.40%	1.15%	0.90%
2015	1.20%	1.90%	1.90%	0.90%	1.40%	1.15%	0.90%
2020	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%
2025	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%
2030	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%
2035	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%
2040	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%
2045	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%

102	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

For the six months ended February 29, 2008, such waivers amounted to:

Strategy	Waivers	Strategy	Waivers
2000	$136,067	2030	$157,280
2005	132,364	2035	148,694
2010	192,164	2040	142,896
2015	188,366	2045	138,217
2020	225,631	2050	187,371
2025	179,742	2055	187,655

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Strategies. For the six months ended February 29, 2008 the Adviser voluntarily agreed to waive its fees. Such waivers amounted to:

Strategy	Administrative Fees	Strategy	Administrative Fees
2000	$18,500	2030	$18,500
2005	18,500	2035	18,500
2010	18,500	2040	18,500
2015	18,500	2045	18,500
2020	18,500	2050	18,500
2025	18,500	2055	18,500

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended February 29, 2008, such compensation retained by ABIS was as follows:

Strategy	Amount	Strategy	Amount
2000	$9,541	2030	$32,091
2005	9,932	2035	22,270
2010	24,562	2040	19,464
2015	35,845	2045	13,583
2020	43,876	2050	9,000
2025	36,484	2055	9,000

For the six months ended February 29, 2008, the Strategies’ expenses were reduced under an expense offset arrangement with ABIS as follows:

Strategy	Reduction	Strategy	Reduction
2000	$129	2030	$633
2005	188	2035	630
2010	380	2040	561
2015	593	2045	530
2020	705	2050	17
2025	702	2055	17

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	103

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 29, 2008 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
2000	$151	$4	$22	$–0–
2005	441	237	112	1,610
2010	691	993	1,279	715
2015	2,139	542	3,709	292
2020	1,731	265	2,335	627
2025	2,085	270	373	275
2030	2,690	181	2,923	307
2035	1,946	498	1,458	470
2040	1,054	309	689	138
2045	256	496	336	35
2050	3	–0–	–0–	–0–
2055	2	–0–	–0–	–0–

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the period November 1, 2007 through January 31, 2008, the Adviser voluntarily waived the distribution and servicing fees for the Retirement Strategy 2050 and 2055 Portfolios. Such waivers amounted to:

Strategy	Class A	Class B	Class C	Class R	Class K
2050	$230	$32	$25	$22	$20
2055	19	25	88	12	21

104	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

The Distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy for Class B, Class C, Class R and Class K as follows:

Strategy	Class B	Class C	Class R	Class K
2000	$59,124	$107,987	$174,187	$540,037
2005	87,604	120,781	189,027	251,909
2010	79,027	97,800	233,490	548,655
2015	146,145	82,398	203,692	643,906
2020	150,137	90,555	254,219	723,731
2025	98,786	78,202	233,558	738,459
2030	103,358	89,645	259,228	644,707
2035	97,793	88,068	195,687	584,126
2040	134,208	63,783	253,351	462,239
2045	80,540	71,049	231,796	421,509
2050	6,246	10,054	60,707	18,491
2055	21,650	59,557	38,838	68,441

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the six months ended February 29, 2008 were as follows:

Strategy	Purchases	Sales
2000	$10,813,424	$5,610,807
2005	10,663,264	4,247,916
2010	76,693,450	12,201,688
2015	73,471,679	4,923,420
2020	110,280,190	3,872,946
2025	76,256,762	4,507,689
2030	79,088,577	3,962,147
2035	49,294,622	3,091,476
2040	47,962,495	2,013,259
2045	23,511,046	1,688,503
2050	835,931	206,623
2055	347,342	108,887

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	105

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Strategy	Appreciation	(Depreciation)
2000	$262,243	$(1,289,405)	$(1,027,162)
2005	456,556	(3,340,730)	(2,884,174)
2010	1,583,899	(16,895,289)	(15,311,390)
2015	1,576,073	(24,360,502)	(22,784,429)
2020	818,291	(33,517,309)	(32,699,018)
2025	199,462	(27,002,481)	(26,803,019)
2030	62,081	(21,858,300)	(21,796,219)
2035	38,473	(13,724,368)	(13,685,895)
2040	24,665	(11,089,567)	(11,064,902)
2045	16,099	(5,872,520)	(5,856,421)
2050	129	(64,231)	(64,102)
2055	152	(13,304)	(13,152)

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007		Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2000 Retirement Strategy
Class A
Shares sold	168,934	804,684		$1,973,447	$9,403,480

Shares issued in reinvestment of dividends and distributions	25,428	3,281		285,050	36,939

Shares converted from Class B	1,434	– 0	–	16,084	– 0	–

Shares redeemed	(143,803)	(428,328)		(1,595,552)	(5,011,907)

Net increase	51,993	379,637		$679,029	$4,428,512

106	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007		Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2000 Retirement Strategy
Class B
Shares sold	5,239	13,494		$56,845	$155,314

Shares issued in reinvestment of dividends and distributions	626	79		6,936	880

Shares converted to Class A	(1,452)	– 0	–	(16,084)	– 0	–

Shares redeemed	(7,251)	(405)		(77,626)	(4,658)

Net increase (decrease)	(2,838)	13,168		$(29,929)	$151,536

Class C
Shares sold	87,863	34,541		$1,026,332	$393,749

Shares issued in reinvestment of dividends and distributions	4,738	130		52,497	1,461

Shares redeemed	(3)	(1,198)		(35)	(13,757)

Net increase	92,598	33,473		$1,078,794	$381,453

Advisor Class
Shares sold	74,810	44		$900,918	$522

Shares issued in reinvestment of dividends and distributions	1,757	25		19,752	277

Shares redeemed	(25,372)	(7)		(303,921)	(75)

Net increase	51,195	62		$616,749	$724

Class R
Shares sold	367,029	32,246		$4,223,626	$372,238

Shares issued in reinvestment of dividends and distributions	1,409	43		15,643	474

Shares redeemed	(342,139)	(386)		(4,079,194)	(4,481)

Net increase	26,299	31,903		$160,075	$368,231

Class K
Shares sold	314,672	501,985		$3,606,463	$5,684,221

Shares issued in reinvestment of dividends and distributions	26,949	1,946		296,711	21,582

Shares redeemed	(137,185)	(69,062)		(1,568,453)	(795,509)

Net increase	204,436	434,869		$2,334,721	$4,910,294

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	107

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2000 Retirement Strategy
Class I
Shares sold	26,266	57,977	$305,341	$663,107

Shares issued in reinvestment of dividends and distributions	3,614	39	39,890	441

Shares redeemed	(14,221)	(292)	(156,884)	(3,352)

Net increase	15,659	57,724	$188,347	$660,196

	Shares			Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007		Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2005 Retirement Strategy
Class A
Shares sold	706,290	1,275,223		$8,328,631	$14,710,972

Shares issued in reinvestment of dividends and distributions	82,091	19,172		914,493	217,220

Shares converted from Class B	97	– 0	–	1,054	– 0	–

Shares redeemed	(474,728)	(481,977)		(5,355,811)	(5,596,264)

Net increase	313,750	812,418		$3,888,367	$9,331,928

Class B
Shares sold	8,335	25,956		$96,881	$296,634

Shares issued in reinvestment of dividends and distributions	2,672	971		29,479	10,938

Shares converted to Class A	(98)	– 0	–	(1,054)	– 0	–

Shares redeemed	(1,735)	(7,996)		(19,743)	(91,581)

Net increase	9,174	18,931		$105,563	$215,991

Class C
Shares sold	11,525	175,864		$132,862	$2,015,276

Shares issued in reinvestment of dividends and distributions	9,168	278		101,038	3,134

Shares redeemed	(28,769)	(215)		(320,021)	(2,506)

Net increase (decrease)	(8,076)	175,927		$(86,121)	$2,015,904

108	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2005 Retirement Strategy
Advisor Class
Shares sold	11,026	12,677	$129,739	$150,856

Shares issued in reinvestment of dividends and distributions	1,002	28	11,192	315

Shares redeemed	(112)	(7)	(1,254)	(75)

Net increase	11,916	12,698	$139,677	$151,096

Class R
Shares sold	83,848	318,825	$927,595	$3,792,764

Shares issued in reinvestment of dividends and distributions	16,315	84	180,604	942

Shares redeemed	(35,557)	(14,897)	(407,377)	(175,295)

Net increase	64,606	304,012	$700,822	$3,618,411

Class K
Shares sold	177,984	621,722	$1,983,325	$7,229,835

Shares issued in reinvestment of dividends and distributions	32,012	1,613	355,648	18,229

Shares redeemed	(82,865)	(65,475)	(943,292)	(760,647)

Net increase	127,131	557,860	$1,395,681	$6,487,417

Class I
Shares sold	73,979	225,675	$878,839	$2,662,360

Shares issued in reinvestment of dividends and distributions	8,503	46	94,637	524

Shares redeemed	(43,582)	(108,284)	(494,474)	(1,269,992)

Net increase	38,900	117,437	$479,002	$1,392,892

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	109

Notes to Financial Statements

	Shares			Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007		Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2010 Retirement Strategy
Class A
Shares sold	2,842,456	4,452,176		$33,773,178	$52,461,744

Shares issued in reinvestment of dividends and distributions	221,414	46,213		2,535,197	532,377

Shares converted from Class B	1,667	– 0	–	19,726	– 0	–

Shares redeemed	(1,398,248)	(1,400,997)		(15,902,819)	(16,554,465)

Net increase	1,667,289	3,097,392		$20,425,282	$36,439,656

Class B
Shares sold	36,682	51,361		$427,672	$594,388

Shares issued in reinvestment of dividends and distributions	3,403	1,189		38,761	13,622

Shares converted to Class A	(1,680)	– 0	–	(19,726)	– 0	–

Shares redeemed	(10,002)	(21,701)		(115,839)	(253,272)

Net increase	28,403	30,849		$330,868	$354,738

Class C
Shares sold	41,903	127,954		$492,781	$1,498,131

Shares issued in reinvestment of dividends and distributions	5,420	1,686		61,739	19,317

Shares redeemed	(15,057)	(23,034)		(174,376)	(272,948)

Net increase	32,266	106,606		$380,144	$1,244,500

Advisor Class
Shares sold	838,968	33,567		$10,181,980	$397,846

Shares issued in reinvestment of dividends and distributions	35,258	706		405,114	8,144

Shares redeemed	(122,404)	(13)		(1,473,595)	(154)

Net increase	751,822	34,260		$9,113,499	$405,836

Class R
Shares sold	1,073,589	697,513		$12,969,446	$8,242,613

Shares issued in reinvestment of dividends and distributions	31,567	369		360,814	4,244

Shares redeemed	(524,855)	(257,615)		(6,377,030)	(3,058,780)

Net increase	580,301	440,267		$6,953,230	$5,188,077

110	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2010 Retirement Strategy
Class K
Shares sold	2,378,942	3,207,870	$28,087,475	$37,884,851

Shares issued in reinvestment of dividends and distributions	177,779	10,275	2,037,347	118,368

Shares redeemed	(695,814)	(313,774)	(8,261,753)	(3,728,930)

Net increase	1,860,907	2,904,371	$21,863,069	$34,274,289

Class I
Shares sold	595,313	1,082,017	$7,086,214	$12,808,488

Shares issued in reinvestment of dividends and distributions	44,567	1,104	511,623	12,736

Shares redeemed	(297,278)	(173,661)	(3,464,548)	(2,090,664)

Net increase	342,602	909,460	$4,133,289	$10,730,560

	Shares			Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007		Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2015 Retirement Strategy
Class A
Shares sold	3,450,986	6,503,660		$41,576,911	$77,791,201

Shares issued in reinvestment of dividends and distributions	233,481	54,806		2,731,732	642,878

Shares converted from Class B	3,895	– 0	–	46,045	– 0	–

Shares redeemed	(2,323,486)	(1,842,819)		(27,022,519)	(22,186,287)

Net increase	1,364,876	4,715,647		$17,332,169	$56,247,792

Class B
Shares sold	39,969	198,803		$473,411	$2,345,143

Shares issued in reinvestment of dividends and distributions	8,364	2,764		97,358	32,282

Shares converted to Class A	(3,924)	– 0	–	(46,045)	– 0	–

Shares redeemed	(9,156)	(23,944)		(107,539)	(292,329)

Net increase	35,253	177,623		$417,185	$2,085,096

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	111

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2015 Retirement Strategy
Class C
Shares sold	64,991	161,693	$773,543	$1,948,163

Shares issued in reinvestment of dividends and distributions	3,805	837	44,285	9,781

Shares redeemed	(64,160)	(2,760)	(731,242)	(34,318)

Net increase	4,636	159,770	$86,586	$1,923,626

Advisor Class
Shares sold	143,268	111,942	$1,831,560	$1,366,453

Shares issued in reinvestment of dividends and distributions	6,824	350	80,178	4,111

Shares redeemed	(9,162)	(64,515)	(111,463)	(781,588)

Net increase	140,930	47,777	$1,800,275	$588,976

Class R
Shares sold	755,769	909,077	$8,750,547	$11,128,698

Shares issued in reinvestment of dividends and distributions	31,505	1,600	367,972	18,740

Shares redeemed	(181,466)	(135,191)	(2,122,593)	(1,647,918)

Net increase	605,808	775,486	$6,995,926	$9,499,520

Class K
Shares sold	2,955,914	4,880,579	$35,009,070	$58,808,606

Shares issued in reinvestment of dividends and distributions	223,444	14,192	2,618,767	166,617

Shares redeemed	(641,134)	(143,959)	(7,770,923)	(1,761,901)

Net increase	2,538,224	4,750,812	$29,856,914	$57,213,322

Class I
Shares sold	904,273	2,541,938	$11,068,869	$30,916,792

Shares issued in reinvestment of dividends and distributions	91,344	858	1,073,292	10,088

Shares redeemed	(300,500)	(421,731)	(3,635,237)	(5,232,596)

Net increase	695,117	2,121,065	$8,506,924	$25,694,284

112	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007		Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2020 Retirement Strategy
Class A
Shares sold	4,692,023	6,839,997		$57,278,282	$82,785,883

Shares issued in reinvestment of dividends and distributions	255,260	57,727		3,022,288	686,376

Shares converted from Class B	3,391	– 0	–	41,555	– 0	–

Shares redeemed	(2,795,162)	(2,046,485)		(32,308,295)	(25,368,348)

Net increase	2,155,512	4,851,239		$28,033,830	$58,103,911

Class B
Shares sold	54,544	179,466		$676,197	$2,156,747

Shares issued in reinvestment of dividends and distributions	6,928	1,903		81,539	22,505

Shares converted to Class A	(3,423)	– 0	–	(41,555)	– 0	–

Shares redeemed	(16,370)	(23,437)		(189,216)	(284,026)

Net increase	41,679	157,932		$526,965	$1,895,226

Class C
Shares sold	104,101	153,103		$1,227,520	$1,886,661

Shares issued in reinvestment of dividends and distributions	4,341	875		51,096	10,360

Shares redeemed	(16,183)	(4,561)		(191,824)	(55,499)

Net increase	92,259	149,417		$1,086,792	$1,841,522

Advisor Class
Shares sold	166,196	151,521		$2,127,901	$1,830,101

Shares issued in reinvestment of dividends and distributions	10,093	625		120,008	7,455

Shares redeemed	(55,870)	(14,010)		(644,227)	(176,649)

Net increase	120,419	138,136		$1,603,682	$1,660,907

Class R
Shares sold	1,475,383	1,296,211		$17,888,654	$16,290,739

Shares issued in reinvestment of dividends and distributions	55,150	970		650,768	11,505

Shares redeemed	(489,910)	(84,517)		(5,870,675)	(1,052,943)

Net increase	1,040,623	1,212,664		$12,668,747	$15,249,301

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	113

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2020 Retirement Strategy
Class K
Shares sold	4,544,681	5,750,180	$54,568,930	$70,255,018

Shares issued in reinvestment of dividends and distributions	254,289	11,362	3,015,863	135,207

Shares redeemed	(651,793)	(565,508)	(7,908,035)	(6,985,313)

Net increase	4,147,177	5,196,034	$49,676,758	$63,404,912

Class I
Shares sold	863,634	2,600,720	$10,595,378	$32,189,825

Shares issued in reinvestment of dividends and distributions	86,155	2,349	1,023,518	27,972

Shares redeemed	(351,664)	(371,065)	(4,228,726)	(4,624,618)

Net increase	598,125	2,232,004	$7,390,170	$27,593,179

	Shares			Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007		Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2025 Retirement Strategy
Class A
Shares sold	3,387,916	7,105,940		$42,253,152	$88,058,514

Shares issued in reinvestment of dividends and distributions	226,223	60,071		2,778,014	734,062

Shares converted from Class B	4,190	– 0	–	54,770	– 0	–

Shares redeemed	(2,828,297)	(1,708,505)		(33,793,790)	(21,636,196)

Net increase	790,032	5,457,506		$11,292,146	$67,156,380

Class B
Shares sold	34,892	93,869		$438,222	$1,156,589

Shares issued in reinvestment of dividends and distributions	3,936	1,135		47,934	13,774

Shares converted to Class A	(4,239)	– 0	–	(54,770)	– 0	–

Shares redeemed	(2,563)	(15,296)		(30,799)	(192,916)

Net increase	32,026	79,708		$400,587	$977,447

114	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2025 Retirement Strategy
Class C
Shares sold	96,797	112,596	$1,172,116	$1,423,092

Shares issued in reinvestment of dividends and distributions	3,094	649	37,721	7,885

Shares redeemed	(15,055)	(3,674)	(180,888)	(47,159)

Net increase	84,836	109,571	$1,028,949	$1,383,818

Advisor Class
Shares sold	58,986	41,661	$783,709	$523,457

Shares issued in reinvestment of dividends and distributions	3,439	383	42,402	4,692

Shares redeemed	(3,663)	(9,513)	(46,282)	(120,132)

Net increase	58,762	32,531	$779,829	$408,017

Class R
Shares sold	818,944	924,490	$9,993,275	$12,037,155

Shares issued in reinvestment of dividends and distributions	31,211	791	383,263	9,671

Shares redeemed	(160,345)	(123,248)	(1,964,058)	(1,575,289)

Net increase	689,810	802,033	$8,412,480	$10,471,537

Class K
Shares sold	3,398,389	4,349,239	$41,604,195	$54,685,779

Shares issued in reinvestment of dividends and distributions	197,070	15,827	2,423,964	193,568

Shares redeemed	(442,016)	(283,175)	(5,440,140)	(3,613,731)

Net increase	3,153,443	4,081,891	$38,588,019	$51,265,616

Class I
Shares sold	544,970	1,813,241	$6,937,805	$23,093,232

Shares issued in reinvestment of dividends and distributions	60,788	1,482	749,522	18,136

Shares redeemed	(120,474)	(371,440)	(1,449,885)	(4,801,287)

Net increase	485,284	1,443,283	$6,237,442	$18,310,081

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	115

Notes to Financial Statements

	Shares			Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007		Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2030 Retirement Strategy
Class A
Shares sold	2,875,496	4,346,425		$35,886,847	$53,663,450

Shares issued in reinvestment of dividends and distributions	127,841	30,008		1,563,495	361,898

Shares converted from Class B	1,948	– 0	–	23,873	– 0	–

Shares redeemed	(1,873,549)	(1,008,921)		(21,919,105)	(12,704,044)

Net increase	1,131,736	3,367,512		$15,555,110	$41,321,304

Class B
Shares sold	29,911	96,323		$370,350	$1,189,778

Shares issued in reinvestment of dividends and distributions	2,543	861		30,848	10,288

Shares converted to Class A	(1,968)	– 0	–	(23,873)	– 0	–

Shares redeemed	(9,562)	(4,957)		(121,278)	(62,805)

Net increase	20,924	92,227		$256,047	$1,137,261

Class C
Shares sold	75,623	159,264		$919,285	$2,027,052

Shares issued in reinvestment of dividends and distributions	1,792	336		21,760	4,026

Shares redeemed	(27,552)	(3,918)		(341,058)	(49,475)

Net increase	49,863	155,682		$599,987	$1,981,603

Advisor Class
Shares sold	44,397	40,145		$576,663	$479,929

Shares issued in reinvestment of dividends and distributions	1,493	390		18,319	4,724

Shares redeemed	(7,291)	(5,715)		(93,786)	(70,460)

Net increase	38,599	34,820		$501,196	$414,193

Class R
Shares sold	1,384,799	708,888		$17,353,597	$9,089,870

Shares issued in reinvestment of dividends and distributions	31,924	1,065		389,793	12,851

Shares redeemed	(257,315)	(55,246)		(3,181,171)	(699,880)

Net increase	1,159,408	654,707		$14,562,219	$8,402,841

116	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2030 Retirement Strategy
Class K
Shares sold	3,212,384	3,232,036	$39,220,368	$40,247,705

Shares issued in reinvestment of dividends and distributions	122,714	8,666	1,502,018	104,507

Shares redeemed	(405,178)	(151,312)	(4,956,837)	(1,917,159)

Net increase	2,929,920	3,089,390	$35,765,549	$38,435,053

Class I
Shares sold	460,084	1,153,807	$5,810,002	$14,552,118

Shares issued in reinvestment of dividends and distributions	27,610	1,751	338,773	21,151

Shares redeemed	(244,313)	(186,487)	(3,111,136)	(2,390,284)

Net increase	243,381	969,071	$3,037,639	$12,182,985

	Shares			Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007		Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2035 Retirement Strategy
Class A
Shares sold	1,833,136	2,948,986		$22,795,818	$36,148,685

Shares issued in reinvestment of dividends and distributions	87,265	25,854		1,072,484	313,352

Shares converted from Class B	450	– 0	–	5,288	– 0	–

Shares redeemed	(1,125,065)	(566,778)		(13,262,055)	(7,155,616)

Net increase	795,786	2,408,062		$10,611,535	$29,306,421

Class B
Shares sold	18,041	61,624		$219,604	$761,140

Shares issued in reinvestment of dividends and distributions	1,550	568		18,926	6,855

Shares converted to Class A	(454)	– 0	–	(5,288)	– 0	–

Shares redeemed	(5,857)	(10,276)		(77,204)	(131,692)

Net increase	13,280	51,916		$156,038	$636,303

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	117

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2035 Retirement Strategy
Class C
Shares sold	63,034	63,348	$774,337	$781,925

Shares issued in reinvestment of dividends and distributions	1,674	575	20,458	6,927

Shares redeemed	(19,167)	(4,917)	(236,813)	(61,596)

Net increase	45,541	59,006	$557,982	$727,256

Advisor Class
Shares sold	28,817	59,643	$376,019	$740,871

Shares issued in reinvestment of dividends and distributions	2,513	579	30,987	7,036

Shares redeemed	(14,050)	(6,976)	(174,497)	(91,496)

Net increase	17,280	53,246	$232,509	$656,411

Class R
Shares sold	602,351	318,882	$7,290,795	$4,146,193

Shares issued in reinvestment of dividends and distributions	11,316	1,056	138,396	12,774

Shares redeemed	(109,351)	(22,583)	(1,357,599)	(289,278)

Net increase	504,316	297,355	$6,071,592	$3,869,689

Class K
Shares sold	1,949,246	2,181,084	$24,037,896	$27,421,467

Shares issued in reinvestment of dividends and distributions	84,492	3,671	1,038,403	44,490

Shares redeemed	(239,456)	(135,093)	(2,991,358)	(1,692,885)

Net increase	1,794,282	2,049,662	$22,084,941	$25,773,072

Class I
Shares sold	362,765	1,004,195	$4,647,283	$12,790,081

Shares issued in reinvestment of dividends and distributions	22,515	1,054	277,388	12,789

Shares redeemed	(150,354)	(387,791)	(1,842,798)	(4,974,036)

Net increase	234,926	617,458	$3,081,873	$7,828,834

118	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007		Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2040 Retirement Strategy
Class A
Shares sold	1,860,567	1,639,465		$23,731,016	$20,615,878

Shares issued in reinvestment of dividends and distributions	54,030	10,068		673,211	123,339

Shares converted from Class B	653	– 0	–	7,744	– 0	–

Shares redeemed	(682,842)	(304,552)		(8,337,373)	(3,895,292)

Net increase	1,232,408	1,344,981		$16,074,598	$16,843,925

Class B
Shares sold	18,598	30,347		$242,790	$381,201

Shares issued in reinvestment of dividends and distributions	1,396	648		17,313	7,900

Shares converted to Class A	(657)	– 0	–	(7,744)	– 0	–

Shares redeemed	(3,985)	(5,478)		(48,053)	(71,623)

Net increase	15,352	25,517		$204,306	$317,478

Class C
Shares sold	47,206	34,420		$594,464	$445,264

Shares issued in reinvestment of dividends and distributions	586	191		7,269	2,336

Shares redeemed	(4,218)	(4,304)		(51,925)	(54,678)

Net increase	43,574	30,307		$549,808	$392,922

Advisor Class
Shares sold	27,291	22,746		$356,884	$282,432

Shares issued in reinvestment of dividends and distributions	751	296		9,400	3,635

Shares redeemed	(2,224)	(10,776)		(29,189)	(133,568)

Net increase	25,818	12,266		$337,095	$152,499

Class R
Shares sold	839,200	439,740		$10,741,562	$5,731,471

Shares issued in reinvestment of dividends and distributions	18,787	395		232,963	4,826

Shares redeemed	(156,871)	(40,142)		(1,964,384)	(513,562)

Net increase	701,116	399,993		$9,010,141	$5,222,735

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	119

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2040 Retirement Strategy
Class K
Shares sold	1,214,406	1,278,218	$15,273,176	$16,205,069

Shares issued in reinvestment of dividends and distributions	42,936	2,122	534,130	25,928

Shares redeemed	(175,714)	(67,674)	(2,209,606)	(866,693)

Net increase	1,081,628	1,212,666	$13,597,700	$15,364,304

Class I
Shares sold	368,589	692,459	$4,775,163	$8,882,663

Shares issued in reinvestment of dividends and distributions	14,415	725	179,891	8,872

Shares redeemed	(115,560)	(245,965)	(1,491,635)	(3,168,249)

Net increase	267,444	447,219	$3,463,419	$5,723,286

	Shares			Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007		Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2045 Retirement Strategy
Class A
Shares sold	1,084,292	1,809,614		$13,556,199	$22,386,006

Shares issued in reinvestment of dividends and distributions	55,167	13,979		681,313	170,829

Shares converted from Class B	304	– 0	–	4,185	– 0	–

Shares redeemed	(472,775)	(465,269)		(5,759,077)	(5,929,992)

Net increase	666,988	1,358,324		$8,482,620	$16,626,843

Class B
Shares sold	4,549	15,994		$58,777	$197,966

Shares issued in reinvestment of dividends and distributions	659	234		8,090	2,839

Shares converted to Class A	(307)	– 0	–	(4,185)	– 0	–

Shares redeemed	(864)	(3,625)		(10,582)	(45,628)

Net increase	4,037	12,603		$52,100	$155,177

120	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

2045 Retirement Strategy
Class C
Shares sold	29,465	17,696	$367,128	$221,653

Shares issued in reinvestment of dividends and distributions	735	180	9,011	2,195

Shares redeemed	(2,060)	(2,318)	(26,205)	(29,458)

Net increase	28,140	15,558	$349,934	$194,390

Advisor Class
Shares sold	24,027	31,949	$309,721	$415,119

Shares issued in reinvestment of dividends and distributions	1,868	399	23,168	4,888

Shares redeemed	(15,507)	(7,764)	(185,788)	(102,292)

Net increase	10,388	24,584	$147,101	$317,715

Class R
Shares sold	307,654	216,531	$3,728,043	$2,798,571

Shares issued in reinvestment of dividends and distributions	7,565	447	92,966	5,440

Shares redeemed	(36,188)	(31,325)	(447,047)	(402,054)

Net increase	279,031	185,653	$3,373,962	$2,401,957

Class K
Shares sold	600,482	718,214	$7,563,109	$9,095,067

Shares issued in reinvestment of dividends and distributions	32,195	1,658	396,963	20,242

Shares redeemed	(118,818)	(27,997)	(1,497,908)	(362,232)

Net increase	513,859	691,875	$6,462,164	$8,753,077

Class I
Shares sold	156,449	426,728	$1,987,054	$5,429,774

Shares issued in reinvestment of dividends and distributions	7,267	410	89,750	5,005

Shares redeemed	(46,836)	(264,324)	(588,132)	(3,417,912)

Net increase	116,880	162,814	$1,488,672	$2,016,867

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	121

Notes to Financial Statements

	Shares				Amount
	Six Months Ended February 29, 2008 (unaudited)		June 29, 2007(a) to August 31, 2007		Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(a) to August 31, 2007

2050 Retirement Strategy
Class A
Shares sold	48,848		1,000		$500,499	$10,002

Shares issued in reinvestment of dividends and distributions	452		– 0	–	4,457	– 0	–

Shares redeemed	(12,583)		– 0	–(b)	(120,272)	(2)

Net increase	36,717		1,000		$384,684	$10,000

Class B
Shares sold	506		1,000		$5,126	$10,000

Shares issued in reinvestment of dividends and distributions	3		– 0	–	27	– 0	–

Net increase	509		1,000		$5,153	$10,000

Class C
Shares sold	58		1,000		$547	$10,001

Shares issued in reinvestment of dividends and distributions	– 0	–(b)	– 0	–	1	– 0	–

Shares redeemed	(1)		– 0	–(b)	(15)	(1)

Net increase	57		1,000		$533	$10,000

Advisor Class
Shares sold	13,546		1,000		$130,327	$10,000

Shares issued in reinvestment of dividends and distributions	15		– 0	–	152	– 0	–

Shares redeemed	(2,603)		– 0	–	(27,651)	– 0	–

Net increase	10,958		1,000		$102,828	$10,000

Class R
Shares sold	13,529		1,000		$134,558	$10,001

Shares redeemed	(8,816)		– 0	–(b)	(90,834)	(1)

Net increase	4,713		1,000		$43,724	$10,000

Class K
Shares sold	5,127		1,000		$50,484	$10,000

Shares issued in reinvestment of dividends and distributions	35		– 0	–	344	– 0	–

Net increase	5,162		1,000		$50,828	$10,000

122	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(a) to August 31, 2007		Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(a) to August 31, 2007

2050 Retirement Strategy
Class I
Shares sold	8,573	1,002		$85,786	$10,019

Shares issued in reinvestment of dividends and distributions	31	– 0	–	301	– 0	–

Shares redeemed	(3,320)	– 0	–	(30,696)	– 0	–

Net increase	5,284	1,002		$55,391	$10,019

(a)	Commencement of operations.
(b)	Amount is less than one share.

	Shares				Amount
	Six Months Ended February 29, 2008 (unaudited)		June 29, 2007(a) to August 31, 2007		Six Months Ended February 29, 2008 (unaudited)		June 29, 2007(a) to August 31, 2007

2055 Retirement Strategy
Class A
Shares sold	23,958		1,253		$217,083		$12,421

Shares issued in reinvestment of dividends and distributions	60		– 0	–	575		– 0	–

Shares redeemed	(1,208)		– 0	–(b)	(10,895)		(2)

Net increase	22,810		1,253		$206,763		$12,419

Class B
Shares sold	548		1,000		$5,000		$10,000

Net increase	548		1,000		$5,000		$10,000

Class C
Shares sold	2,546		1,000		$26,605		$10,001

Shares issued in reinvestment of dividends and distributions	99		– 0	–	945		– 0	–

Shares redeemed	– 0	–	– 0	–(b)	– 0	–	(1)

Net increase	2,645		1,000		$27,550		$10,000

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	123

Notes to Financial Statements

	Shares			Amount
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(a) to August 31, 2007		Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(a) to August 31, 2007

2055 Retirement Strategy
Advisor Class
Shares sold	942	1,012		$8,663	$10,125

Shares issued in reinvestment of dividends and distributions	5	– 0	–	40	– 0	–

Shares redeemed	(3)	– 0	–	(25)	– 0	–

Net increase	944	1,012		$8,678	$10,125

Class R
Shares sold	194	1,000		$1,749	$10,001

Shares redeemed	(15)	– 0	–(b)	(136)	(1)

Net increase	179	1,000		$1,613	$10,000

Class K
Shares sold	8,197	1,000		$81,773	$10,000

Shares issued in reinvestment of dividends and distributions	1	– 0	–	9	– 0	–

Shares redeemed	(5,855)	– 0	–	(58,433)	– 0	–

Net increase	2,343	1,000		$23,349	$10,000

Class I
Shares sold	43	1,002		$414	$10,019

Shares issued in reinvestment of dividends and distributions	1	– 0	–	6	– 0	–

Shares redeemed	(13)	– 0	–	(118)	– 0	–

Net increase	31	1,002		$302	$10,019

(a)	Commencement of operations.

(b)	Amount is less than one share.

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a

124	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 29, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2006 were as follows:

2000 Retirement Strategy	2007	2006
Distributions paid from:
Ordinary income	$59,742	$	– 0	–
Long-term capital gain	4,673		– 0	–

Total distributions paid	$64,415	$	– 0	–

2005 Retirement Strategy	2007	2006
Distributions paid from:
Ordinary income	$243,509	$	– 0	–
Long-term capital gain	10,307		– 0	–

Total distributions paid	$253,816	$	– 0	–

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	125

Notes to Financial Statements

2010 Retirement Strategy	2007	2006
Distributions paid from:
Ordinary income	$685,765	$	– 0	–
Long-term capital gain	29,435		– 0	–

Total distributions paid	$715,200	$	– 0	–

2015 Retirement Strategy	2007	2006
Distributions paid from:
Ordinary income	$844,938	$	– 0	–
Long-term capital gain	44,428		– 0	–

Total distributions paid	$889,366	$	– 0	–

2020 Retirement Strategy	2007	2006
Distributions paid from:
Ordinary income	$883,669	$	– 0	–
Long-term capital gain	31,470		– 0	–

Total distributions paid	$915,139	$	– 0	–

2025 Retirement Strategy	2007	2006
Distributions paid from:
Ordinary income	$967,000	$	– 0	–
Long-term capital gain	21,331		– 0	–

Total distributions paid	$988,331	$	– 0	–

2030 Retirement Strategy	2007	2006
Distributions paid from:
Ordinary income	$493,649	$	– 0	–
Long-term capital gain	28,033		– 0	–

Total distributions paid	$521,682	$	– 0	–

2035 Retirement Strategy	2007	2006
Distributions paid from:
Ordinary income	$386,871	$	– 0	–
Long-term capital gain	19,075		– 0	–

Total distributions paid	$405,946	$	– 0	–

2040 Retirement Strategy	2007	2006
Distributions paid from:
Ordinary income	$166,973	$	– 0	–
Long-term capital gain	10,271		– 0	–

Total distributions paid	$177,244	$	– 0	–

2045 Retirement Strategy	2007	2006
Distributions paid from:
Ordinary income	$200,630	$	– 0	–
Long-term capital gain	11,370		– 0	–

Total distributions paid	$212,000	$	– 0	–

126	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

2050 Retirement Strategy	2007
Distributions paid from:
Ordinary income	$	– 0	–
Long-term capital gain		– 0	–

Total distributions paid	$	– 0	–

2055 Retirement Strategy	2007
Distributions paid from:
Ordinary income	$	– 0	–
Long-term capital gain		– 0	–

Total distributions paid	$	– 0	–

As of August 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
2000	$79,101	$88,292	$0	$92,216	$259,609
2005	104,308	581,953	0	208,604	894,865
2010	353,040	1,470,558	0	1,609,779	3,433,377
2015	594,773	1,384,713	0	3,099,443	5,078,929
2020	639,126	1,952,386	0	3,168,528	5,760,040
2025	484,077	1,711,493	0	4,249,117	6,444,687
2030	165,561	753,769	0	2,934,623	3,853,953
2035	67,411	597,169	0	2,369,351	3,033,931
2040	34,820	284,033	0	928,730	1,247,583
2045	25,516	444,163	0	1,025,774	1,495,453
2050	0	0	0	(985)	(985)
2055	0	0	0	(980)	(980)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	127

Notes to Financial Statements

15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in

128	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On February 29, 2008, the Strategies implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Strategies’ tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Strategies’ financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	129

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 11.73		$ 10.88		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.32		.31		.15
Net realized and unrealized gain (loss) on investment transactions	(.55)		.80		.73

Net increase (decrease) in net asset value from operations	(.23)		1.11		.88

Less: Dividends and Distributions
Dividends from net investment income	(.37)		(.23)		– 0	–
Distributions from net realized gain on investment transactions	(.16)		(.03)		– 0	–

Total dividends and distributions	(.53)		(.26)		– 0	–

Net asset value, end of period	$ 10.97		$ 11.73		$ 10.88

Total Return
Total investment return based on net asset value(c)	(2.11)%		10.32%		8.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,682		$5,462		$938
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.82	%(e)	.92	%(f)	1.05	%(f)
Expenses, before waivers/reimbursements(d)	2.80	%(e)	8.86	%(f)	104.94	%(f)
Net investment income(b)	5.39	%(e)	2.82%		1.73%
Portfolio turnover rate	35%		99%		51%

See footnote summary on page 214.

130	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 11.60		$ 10.81		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.28		.20		.14
Net realized and unrealized gain (loss) on investment transactions	(.54)		.81		.67

Net increase (decrease) in net asset value from operations	(.26)		1.01		.81

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.19)		– 0	–
Distributions from net realized gain on investment transactions	(.16)		(.03)		– 0	–

Total dividends and distributions	(.51)		(.22)		– 0	–

Net asset value, end of period	$ 10.83		$ 11.60		$ 10.81

Total Return
Total investment return based on net asset value(c)	(2.42)%		9.45%		8.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$141		$184		$29
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.52	%(e)	1.59	%(f)	1.75	%(f)
Expenses, before waivers/reimbursements(d)	3.52	%(e)	7.63	%(f)	169.75	%(f)
Net investment income(b)	4.80	%(e)	1.74%		1.40%
Portfolio turnover rate	35%		99%		51%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	131

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 11.60		$ 10.81		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.29		.19		.11
Net realized and unrealized gain (loss) on investment transactions	(.55)		.82		.70

Net increase (decrease) in net asset value from operations	(.26)		1.01		.81

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.19)		– 0	–
Distributions from net realized gain on investment transactions	(.16)		(.03)		– 0	–

Total dividends and distributions	(.51)		(.22)		– 0	–

Net asset value, end of period	$ 10.83		$ 11.60		$ 10.81

Total Return
Total investment return based on net asset value(c)	(2.42)%		9.45%		8.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,399		$425		$34
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.52	%(e)	1.60	%(f)	1.75	%(f)
Expenses, before waivers/reimbursements(d)	3.40	%(e)	9.09	%(f)	172.05	%(f)
Net investment income(b)	4.71	%(e)	1.86%		1.10%
Portfolio turnover rate	35%		99%		51%

See footnote summary on page 214.

132	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 11.78		$ 10.92		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.35		.38		.27
Net realized and unrealized gain (loss) on investment transactions	(.57)		.76		.65

Net increase (decrease) in net asset value from operations	(.22)		1.14		.92

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.25)		– 0	–
Distributions from net realized gain on investment transactions	(.16)		(.03)		– 0	–

Total dividends and distributions	(.55)		(.28)		– 0	–

Net asset value, end of period	$ 11.01		$ 11.78		$ 10.92

Total Return
Total investment return based on net asset value(c)	(2.00)%		10.52%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$576		$13		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.52	%(e)	.65	%(f)	.75	%(f)
Expenses, before waivers/reimbursements(d)	2.28	%(e)	9.96	%(f)	189.29	%(f)
Net investment income(b)	5.30	%(e)	3.32%		2.61%
Portfolio turnover rate	35%		99%		51%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	133

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class R
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 11.54		$ 10.87		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.31		.17		.22
Net realized and unrealized gain (loss) on investment transactions	(.55)		.89		.65

Net increase (decrease) in net asset value from operations	(.24)		1.06		.87

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.36)		– 0	–
Distributions from net realized gain on investment transactions	(.16)		(.03)		– 0	–

Total dividends and distributions	(.44)		(.39)		– 0	–

Net asset value, end of period	$ 10.86		$ 11.54		$ 10.87

Total Return
Total investment return based on net asset value(c)	(2.18)%		9.85%		8.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$644		$381		$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02	%(e)	1.06	%(f)	1.25	%(f)
Expenses, before waivers/reimbursements(d)	2.70	%(e)	6.87	%(f)	180.27	%(f)
Net investment income(b)	3.58	%(e)	1.85%		2.10%
Portfolio turnover rate	35%		99%		51%

See footnote summary on page 214.

134	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class K
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 11.55		$ 10.89		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.32		.20		.23
Net realized and unrealized gain (loss) on investment transactions	(.54)		.91		.66

Net increase (decrease) in net asset value from operations	(.22)		1.11		.89

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.42)		– 0	–
Distributions from net realized gain on investment transactions	(.16)		(.03)		– 0	–

Total dividends and distributions	(.55)		(.45)		– 0	–

Net asset value, end of period	$ 10.78		$ 11.55		$ 10.89

Total Return
Total investment return based on net asset value(c)	(2.05)%		10.31%		8.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,910		$5,041		$19
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.77	%(e)	.83	%(f)	1.00	%(f)
Expenses, before waivers/reimbursements(d)	2.55	%(e)	4.40	%(f)	167.47	%(f)
Net investment income(b)	5.43	%(e)	1.83%		2.27%
Portfolio turnover rate	35%		99%		51%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	135

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class I
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 11.60		$ 10.92		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.34		.22		.27
Net realized and unrealized gain (loss) on investment transactions	(.54)		.90		.65

Net increase (decrease) in net asset value from operations	(.20)		1.12		.92

Less: Dividends and Distributions
Dividends from net investment income	(.42)		(.41)		– 0	–
Distributions from net realized gain on investment transactions	(.16)		(.03)		– 0	–

Total dividends and distributions	(.58)		(.44)		– 0	–

Net asset value, end of period	$ 10.82		$ 11.60		$ 10.92

Total Return
Total investment return based on net asset value(c)	(1.83)%		10.43%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$804		$681		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.52	%(e)	.55	%(f)	.75	%(f)
Expenses, before waivers/reimbursements(d)	2.22	%(e)	7.92	%(f)	180.50	%(f)
Net investment income(b)	5.73	%(e)	2.09%		2.61%
Portfolio turnover rate	35%		99%		51%

See footnote summary on page 214.

136	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 11.78		$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.32		.29	.13
Net realized and unrealized gain (loss) on investment transactions	(.71)		.87	.79

Net increase (decrease) in net asset value from operations	(.39)		1.16	.92

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.27)	– 0	–
Distributions from net realized gain on investment transactions	(.25)		(.03)	– 0	–

Total dividends and distributions	(.60)		(.30)	– 0	–

Net asset value, end of period	$ 10.79		$ 11.78	$ 10.92

Total Return
Total investment return based on net asset value(c)	(3.45)%		10.69%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,009		$13,775	$3,898
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.88	%(e)	.95%	1.03%
Expenses, before waivers/reimbursements(d)	1.82	%(e)	3.16%	13.72%
Net investment income(b)	5.39	%(e)	2.45%	1.36%
Portfolio turnover rate	13%		45%	44%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	137

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 11.66		$ 10.84	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26		.23	.05
Net realized and unrealized gain (loss) on investment transactions	(.68)		.85	.79

Net increase (decrease) in net asset value from operations	(.42)		1.08	.84

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.25)		(.03)	– 0	–

Total dividends and distributions	(.56)		(.26)	– 0	–

Net asset value, end of period	$ 10.68		$ 11.66	$ 10.84

Total Return
Total investment return based on net asset value(c)	(3.76)%		10.01%	8.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$651		$604	$357
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.58	%(e)	1.66%	1.73%
Expenses, before waivers/reimbursements(d)	2.52	%(e)	4.03%	19.10%
Net investment income(b)	4.44	%(e)	2.01%	.49%
Portfolio turnover rate	13%		45%	44%

See footnote summary on page 214.

138	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 11.64		$ 10.83	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.27		.10	.07
Net realized and unrealized gain (loss) on investment transactions	(.69)		.97	.76

Net increase (decrease) in net asset value from operations	(.42)		1.07	.83

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.25)		(.03)	– 0	–

Total dividends and distributions	(.56)		(.26)	– 0	–

Net asset value, end of period	$ 10.66		$ 11.64	$ 10.83

Total Return
Total investment return based on net asset value(c)	(3.76)%		9.92%	8.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,954		$2,228	$167
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.58	%(e)	1.63%	1.73%
Expenses, before waivers/reimbursements(d)	2.52	%(e)	3.83%	22.53%
Net investment income(b)	4.61	%(e)	1.01%	.73%
Portfolio turnover rate	13%		45%	44%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	139

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 11.82		$ 10.95	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.30		.15	.20
Net realized and unrealized gain (loss) on investment transactions	(.67)		1.04	.75

Net increase (decrease) in net asset value from operations	(.37)		1.19	.95

Less: Dividends and Distributions
Dividends from net investment income	(.37)		(.29)	– 0	–
Distributions from net realized gain on investment transactions	(.25)		(.03)	– 0	–

Total dividends and distributions	(.62)		(.32)	– 0	–

Net asset value, end of period	$ 10.83		$ 11.82	$ 10.95

Total Return
Total investment return based on net asset value(c)	(3.24)%		10.94%	9.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$277		$162	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.58	%(e)	.61%	.73%
Expenses, before waivers/reimbursements(d)	1.52	%(e)	2.47%	45.94%
Net investment income(b)	5.06	%(e)	1.49%	1.87%
Portfolio turnover rate	13%		45%	44%

See footnote summary on page 214.

140	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class R
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 11.72		$ 10.89	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.28		.08	.13
Net realized and unrealized gain (loss) on investment transactions	(.68)		1.05	.76

Net increase (decrease) in net asset value from operations	(.40)		1.13	.89

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.27)	– 0	–
Distributions from net realized gain on investment transactions	(.25)		(.03)	– 0	–

Total dividends and distributions	(.60)		(.30)	– 0	–

Net asset value, end of period	$ 10.72		$ 11.72	$ 10.89

Total Return
Total investment return based on net asset value(c)	(3.57)%		10.46%	8.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,980		$3,593	$28
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.08	%(e)	1.09%	1.23%
Expenses, before waivers/reimbursements(d)	1.97	%(e)	3.24%	34.65%
Net investment income(b)	4.89	%(e)	.63%	1.26%
Portfolio turnover rate	13%		45%	44%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	141

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class K
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 11.75		$ 10.91	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.30		.14	.18
Net realized and unrealized gain (loss) on investment transactions	(.68)		1.03	.73

Net increase (decrease) in net asset value from operations	(.38)		1.17	.91

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.30)	– 0	–
Distributions from net realized gain on investment transactions	(.25)		(.03)	– 0	–

Total dividends and distributions	(.60)		(.33)	– 0	–

Net asset value, end of period	$ 10.77		$ 11.75	$ 10.91

Total Return
Total investment return based on net asset value(c)	(3.36)%		10.85%	9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,540		$6,734	$164
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.83	%(e)	.87%	.98%
Expenses, before waivers/reimbursements(d)	1.79	%(e)	2.45%	16.01%
Net investment income(b)	5.14	%(e)	1.27%	1.80%
Portfolio turnover rate	13%		45%	44%

See footnote summary on page 214.

142	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class I
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 11.79		$ 10.95	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.34		.22	.19
Net realized and unrealized gain (loss) on investment transactions	(.71)		.97	.76

Net increase (decrease) in net asset value from operations	(.37)		1.19	.95

Less: Dividends and Distributions
Dividends from net investment income	(.38)		(.32)	– 0	–
Distributions from net realized gain on investment transactions	(.25)		(.03)	– 0	–

Total dividends and distributions	(.63)		(.35)	– 0	–

Net asset value, end of period	$ 10.79		$ 11.79	$ 10.95

Total Return
Total investment return based on net asset value(c)	(3.25)%		10.94%	9.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,699		$1,398	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.58	%(e)	.58%	.73%
Expenses, before waivers/reimbursements(d)	1.43	%(e)	2.84%	45.07%
Net investment income(b)	5.58	%(e)	1.48%	1.86%
Portfolio turnover rate	13%		45%	44%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	143

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.00		$ 11.00	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.29		.27	.13
Net realized and unrealized gain (loss) on investment transactions	(.82)		1.00	.87

Net increase (decrease) in net asset value from operations	(.53)		1.27	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.16)		(.02)	– 0	–

Total dividends and distributions	(.49)		(.27)	– 0	–

Net asset value, end of period	$ 10.98		$ 12.00	$ 11.00

Total Return
Total investment return based on net asset value(c)	(4.57)%		11.64%	10.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,507		$47,201	$9,180
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90	%(e)	.99%	1.13%
Expenses, before waivers/reimbursements(d)	1.13	%(e)	1.65%	8.18%
Net investment income(b)	4.88	%(e)	2.28%	1.39%
Portfolio turnover rate	9%		25%	7%

See footnote summary on page 214.

144	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 11.88		$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.23		.19	.05
Net realized and unrealized gain (loss) on investment transactions	(.79)		.99	.87

Net increase (decrease) in net asset value from operations	(.56)		1.18	.92

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.16)		(.02)	– 0	–

Total dividends and distributions	(.41)		(.22)	– 0	–

Net asset value, end of period	$ 10.91		$ 11.88	$ 10.92

Total Return
Total investment return based on net asset value(c)	(4.81)%		10.86%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,268		$1,043	$622
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60	%(e)	1.71%	1.83%
Expenses, before waivers/reimbursements(d)	1.83	%(e)	2.42%	9.35%
Net investment income(b)	4.00	%(e)	1.58%	.47%
Portfolio turnover rate	9%		25%	7%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	145

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 11.89		$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.25		.18	.03
Net realized and unrealized gain (loss) on investment transactions	(.82)		1.01	.89

Net increase (decrease) in net asset value from operations	(.57)		1.19	.92

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.16)		(.02)	– 0	–

Total dividends and distributions	(.41)		(.22)	– 0	–

Net asset value, end of period	$ 10.91		$ 11.89	$ 10.92

Total Return
Total investment return based on net asset value(c)	(4.89)%		10.95%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,413		$2,247	$899
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60	%(e)	1.69%	1.83%
Expenses, before waivers/reimbursements(d)	1.83	%(e)	2.35%	8.39%
Net investment income(b)	4.17	%(e)	1.50%	.28%
Portfolio turnover rate	9%		25%	7%
See footnote summary on page 214.

146	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.06		$ 11.02	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.35		.29	.19
Net realized and unrealized gain (loss) on investment transactions	(.87)		1.04	.83

Net increase (decrease) in net asset value from operations	(.52)		1.33	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.27)	– 0	–
Distributions from net realized gain on investment transactions	(.16)		(.02)	– 0	–

Total dividends and distributions	(.51)		(.29)	– 0	–

Net asset value, end of period	$ 11.03		$ 12.06	$ 11.02

Total Return
Total investment return based on net asset value(c)	(4.43)%		12.12%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,944		$710	$272
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60	%(e)	.69%	.83%
Expenses, before waivers/reimbursements(d)	.82	%(e)	1.36%	9.17%
Net investment income(b)	5.25	%(e)	2.44%	1.93%
Portfolio turnover rate	9%		25%	7%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	147

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class R
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 11.98		$ 10.98	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26		.11	.09
Net realized and unrealized gain (loss) on investment transactions	(.80)		1.14	.89

Net increase (decrease) in net asset value from operations	(.54)		1.25	.98

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.16)		(.02)	– 0	–

Total dividends and distributions	(.48)		(.25)	– 0	–

Net asset value, end of period	$ 10.96		$ 11.98	$ 10.98

Total Return
Total investment return based on net asset value(c)	(4.70)%		11.47%	9.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,323		$5,428	$142
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.10	%(e)	1.15%	1.33%
Expenses, before waivers/reimbursements(d)	1.50	%(e)	1.87%	11.87%
Net investment income(b)	4.35	%(e)	.90%	1.01%
Portfolio turnover rate	9%		25%	7%

See footnote summary on page 214.

148	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class K
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.01		$ 11.00	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.29		.18	.13
Net realized and unrealized gain (loss) on investment transactions	(.82)		1.11	.87

Net increase (decrease) in net asset value from operations	(.53)		1.29	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.26)	– 0	–
Distributions from net realized gain on investment transactions	(.16)		(.02)	– 0	–

Total dividends and distributions	(.49)		(.28)	– 0	–

Net asset value, end of period	$ 10.99		$ 12.01	$ 11.00

Total Return
Total investment return based on net asset value(c)	(4.55)%		11.80%	10.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,377		$37,059	$1,988
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.85	%(e)	.93%	1.08%
Expenses, before waivers/reimbursements(d)	1.21	%(e)	1.59%	7.99%
Net investment income(b)	4.85	%(e)	1.75%	1.28%
Portfolio turnover rate	9%		25%	7%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	149

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class I
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.05		$ 11.03	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.30		.18	.11
Net realized and unrealized gain (loss) on investment transactions	(.82)		1.14	.92

Net increase (decrease) in net asset value from operations	(.52)		1.32	1.03

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.28)	– 0	–
Distributions from net realized gain on investment transactions	(.16)		(.02)	– 0	–

Total dividends and distributions	(.51)		(.30)	– 0	–

Net asset value, end of period	$ 11.02		$ 12.05	$ 11.03

Total Return
Total investment return based on net asset value(c)	(4.45)%		12.04%	10.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,981		$11,154	$181
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60	%(e)	.64%	.83%
Expenses, before waivers/reimbursements(d)	.88	%(e)	1.29%	13.40%
Net investment income(b)	5.05	%(e)	1.56%	1.21%
Portfolio turnover rate	9%		25%	7%

See footnote summary on page 214

150	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.25		$ 11.09	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.27		.26	.11
Net realized and unrealized gain (loss) on investment transactions	(.98)		1.14	.98

Net increase (decrease) in net asset value from operations	(.71)		1.40	1.09

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.10)		(.01)	– 0	–

Total dividends and distributions	(.42)		(.24)	– 0	–

Net asset value, end of period	$ 11.12		$ 12.25	$ 11.09

Total Return
Total investment return based on net asset value(c)	(5.96)%		12.75%	10.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,947		$66,921	$8,277
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.94	%(e)	1.02%	1.13%
Expenses, before waivers/reimbursements(d)	1.07	%(e)	1.42%	8.93%
Net investment income(b)	4.49	%(e)	2.12%	1.12%
Portfolio turnover rate	2%		13%	12%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	151

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.14		$ 11.02	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.22		.18	.05
Net realized and unrealized gain (loss) on investment transactions	(.96)		1.13	.97

Net increase (decrease) in net asset value from operations	(.74)		1.31	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.10)		(.01)	– 0	–

Total dividends and distributions	(.35)		(.19)	– 0	–

Net asset value, end of period	$ 11.05		$ 12.14	$ 11.02

Total Return
Total investment return based on net asset value(c)	(6.25)%		11.96%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,564		$3,487	$1,207
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.64	%(e)	1.72%	1.83%
Expenses, before waivers/reimbursements(d)	1.78	%(e)	2.12%	10.01%
Net investment income(b)	3.73	%(e)	1.49%	.48%
Portfolio turnover rate	2%		13%	12%

See footnote summary on page 214.

152	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.14		$ 11.02	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.23		.13	.07
Net realized and unrealized gain (loss) on investment transactions	(.97)		1.18	.95

Net increase (decrease) in net asset value from operations	(.74)		1.31	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.10)		(.01)	– 0	–

Total dividends and distributions	(.35)		(.19)	– 0	–

Net asset value, end of period	$ 11.05		$ 12.14	$ 11.02

Total Return
Total investment return based on net asset value(c)	(6.25)%		11.96%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,195		$2,356	$378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.64	%(e)	1.70%	1.83%
Expenses, before waivers/reimbursements(d)	1.77	%(e)	2.05%	10.90%
Net investment income(b)	3.87	%(e)	1.06%	.68%
Portfolio turnover rate	2%		13%	12%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	153

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.32		$ 11.13	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.32		.28	.07
Net realized and unrealized gain (loss) on investment transactions	(1.01)		1.17	1.06

Net increase (decrease) in net asset value from operations	(.69)		1.45	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.10)		(.01)	– 0	–

Total dividends and distributions	(.45)		(.26)	– 0	–

Net asset value, end of period	$ 11.18		$ 12.32	$ 11.13

Total Return
Total investment return based on net asset value(c)	(5.80)%		13.11%	11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,235		$726	$124
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.64	%(e)	.69%	.83%
Expenses, before waivers/reimbursements(d)	.76	%(e)	.99%	24.93%
Net investment income(b)	5.11	%(e)	2.15%	.90%
Portfolio turnover rate	2%		13%	12%

See footnote summary on page 214.

154	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class R
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.22		$ 11.07	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.25		.14	.10
Net realized and unrealized gain (loss) on investment transactions	(.96)		1.24	.97

Net increase (decrease) in net asset value from operations	(.71)		1.38	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.10)		(.01)	– 0	–

Total dividends and distributions	(.41)		(.23)	– 0	–

Net asset value, end of period	$ 11.10		$ 12.22	$ 11.07

Total Return
Total investment return based on net asset value(c)	(6.02)%		12.56%	10.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,742		$9,928	$410
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.14	%(e)	1.18%	1.33%
Expenses, before waivers/reimbursements(d)	1.47	%(e)	1.76%	9.30%
Net investment income(b)	4.23	%(e)	1.21%	.98%
Portfolio turnover rate	2%		13%	12%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	155

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class K
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.26		$ 11.10	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.27		.17	.09
Net realized and unrealized gain (loss) on investment transactions	(.97)		1.23	1.01

Net increase (decrease) in net asset value from operations	(.70)		1.40	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.10)		(.01)	– 0	–

Total dividends and distributions	(.42)		(.24)	– 0	–

Net asset value, end of period	$ 11.14		$ 12.26	$ 11.10

Total Return
Total investment return based on net asset value(c)	(5.87)%		12.77%	11.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,563		$63,056	$4,342
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.89	%(e)	.95%	1.08%
Expenses, before waivers/reimbursements(d)	1.16	%(e)	1.38%	8.55%
Net investment income(b)	4.47	%(e)	1.55%	.96%
Portfolio turnover rate	2%		13%	12%

See footnote summary on page 214.

156	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class I
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.31		$ 11.13	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.28		.18	.10
Net realized and unrealized gain (loss) on investment transactions	(.96)		1.26	1.03

Net increase (decrease) in net asset value from operations	(.68)		1.44	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.10)		(.01)	– 0	–

Total dividends and distributions	(.45)		(.26)	– 0	–

Net asset value, end of period	$ 11.18		$ 12.31	$ 11.13

Total Return
Total investment return based on net asset value(c)	(5.74)%		13.09%	11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,793		$26,459	$308
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.64	%(e)	.66%	.83%
Expenses, before waivers/reimbursements(d)	.83	%(e)	1.07%	11.87%
Net investment income(b)	4.67	%(e)	1.46%	1.10%
Portfolio turnover rate	2%		13%	12%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	157

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.41		$ 11.18	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.25		.26	.09
Net realized and unrealized gain (loss) on investment transactions	(1.10)		1.21	1.09

Net increase (decrease) in net asset value from operations	(.85)		1.47	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.10)		(.01)	– 0	–

Total dividends and distributions	(.40)		(.24)	– 0	–

Net asset value, end of period	$ 11.16		$ 12.41	$ 11.18

Total Return
Total investment return based on net asset value(c)	(7.06)%		13.20%	11.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,750		$70,858	$9,573
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.98	%(e)	1.06%	1.18%
Expenses, before waivers/reimbursements(d)	1.10	%(e)	1.41%	8.52%
Net investment income(b)	4.06	%(e)	2.02%	.93%
Portfolio turnover rate	2%		16%	5%

See footnote summary on page 214.

158	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.29		$ 11.10	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.21		.16	.04
Net realized and unrealized gain (loss) on investment transactions	(1.10)		1.21	1.06

Net increase (decrease) in net asset value from operations	(.89)		1.37	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.17)	– 0	–
Distributions from net realized gain on investment transactions	(.10)		(.01)	– 0	–

Total dividends and distributions	(.33)		(.18)	– 0	–

Net asset value, end of period	$ 11.07		$ 12.29	$ 11.10

Total Return
Total investment return based on net asset value(c)	(7.42)%		12.42%	11.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,190		$3,029	$982
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68	%(e)	1.76%	1.88%
Expenses, before waivers/reimbursements(d)	1.81	%(e)	2.10%	9.59%
Net investment income(b)	3.40	%(e)	1.31%	.41%
Portfolio turnover rate	2%		16%	5%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	159

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.29		$ 11.10	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.20		.13	.03
Net realized and unrealized gain (loss) on investment transactions	(1.08)		1.24	1.07

Net increase (decrease) in net asset value from operations	(.88)		1.37	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.17)	– 0	–
Distributions from net realized gain on investment transactions	(.10)		(.01)	– 0	–

Total dividends and distributions	(.33)		(.18)	– 0	–

Net asset value, end of period	$ 11.08		$ 12.29	$ 11.10

Total Return
Total investment return based on net asset value(c)	(7.33)%		12.42%	11.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,261		$2,484	$585
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68	%(e)	1.74%	1.88%
Expenses, before waivers/reimbursements(d)	1.81	%(e)	2.07%	9.83%
Net investment income(b)	3.27	%(e)	1.09%	.32%
Portfolio turnover rate	2%		16%	5%

See footnote summary on page 214.

160	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.48		$ 11.21	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.31		.25	.10
Net realized and unrealized gain (loss) on investment transactions	(1.16)		1.27	1.11

Net increase (decrease) in net asset value from operations	(.85)		1.52	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.10)		(.01)	– 0	–

Total dividends and distributions	(.42)		(.25)	– 0	–

Net asset value, end of period	$ 11.21		$ 12.48	$ 11.21

Total Return
Total investment return based on net asset value(c)	(6.99)%		13.66%	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,940		$1,769	$41
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.68	%(e)	.71%	.88%
Expenses, before waivers/reimbursements(d)	.80	%(e)	.98%	29.32%
Net investment income(b)	4.75	%(e)	1.94%	1.14%
Portfolio turnover rate	2%		16%	5%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	161

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class R
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.37		$ 11.16	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.24		.08	.03
Net realized and unrealized gain (loss) on investment transactions	(1.11)		1.37	1.13

Net increase (decrease) in net asset value from operations	(.87)		1.45	1.16

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.10)		(.01)	– 0	–

Total dividends and distributions	(.39)		(.24)	– 0	–

Net asset value, end of period	$ 11.11		$ 12.37	$ 11.16

Total Return
Total investment return based on net asset value(c)	(7.23)%		13.05%	11.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,538		$15,551	$502
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.18	%(e)	1.21%	1.38%
Expenses, before waivers/reimbursements(d)	1.50	%(e)	1.77%	9.73%
Net investment income(b)	4.06	%(e)	.69%	.28%
Portfolio turnover rate	2%		16%	5%

See footnote summary on page 214.

162	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class K
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.43		$ 11.18	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.25		.15	.09
Net realized and unrealized gain (loss) on investment transactions	(1.10)		1.33	1.09

Net increase (decrease) in net asset value from operations	(.85)		1.48	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.10)		(.01)	– 0	–

Total dividends and distributions	(.40)		(.23)	– 0	–

Net asset value, end of period	$ 11.18		$ 12.43	$ 11.18

Total Return
Total investment return based on net asset value(c)	(7.03)%		13.36%	11.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$108,735		$69,380	$4,303
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.93	%(e)	.99%	1.13%
Expenses, before waivers/reimbursements(d)	1.19	%(e)	1.40%	7.64%
Net investment income(b)	4.14	%(e)	1.41%	.96%
Portfolio turnover rate	2%		16%	5%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	163

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class I
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.47		$ 11.21	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.27		.19	.09
Net realized and unrealized gain (loss) on investment transactions	(1.12)		1.32	1.12

Net increase (decrease) in net asset value from operations	(.85)		1.51	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.10)		(.01)	– 0	–

Total dividends and distributions	(.42)		(.25)	– 0	–

Net asset value, end of period	$ 11.20		$ 12.47	$ 11.21

Total Return
Total investment return based on net asset value(c)	(7.02)%		13.61%	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,838		$29,077	$1,127
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.68	%(e)	.70%	.88%
Expenses, before waivers/reimbursements(d)	.86	%(e)	1.08%	8.67%
Net investment income(b)	4.39	%(e)	1.46%	.98%
Portfolio turnover rate	2%		16%	5%

See footnote summary on page 214.

164	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.82		$ 11.44	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.24		.25	.08
Net realized and unrealized gain (loss) on investment transactions	(1.24)		1.37	1.36

Net increase (decrease) in net asset value from operations	(1.00)		1.62	1.44

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.11)		(.01)	– 0	–

Total dividends and distributions	(.39)		(.24)	– 0	–

Net asset value, end of period	$ 11.43		$ 12.82	$ 11.44

Total Return
Total investment return based on net asset value(c)	(7.97)%		14.22%	14.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$78,703		$78,182	$7,332
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.00	%(e)	1.08%	1.18%
Expenses, before waivers/reimbursements(d)	1.13	%(e)	1.41%	8.73%
Net investment income(b)	3.76	%(e)	1.92%	.79%
Portfolio turnover rate	2%		11%	6%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	165

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.67		$ 11.35	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.19		.15	.01
Net realized and unrealized gain (loss) on investment transactions	(1.22)		1.36	1.34

Net increase (decrease) in net asset value from operations	(1.03)		1.51	1.35

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.11)		(.01)	– 0	–

Total dividends and distributions	(.33)		(.19)	– 0	–

Net asset value, end of period	$ 11.31		$ 12.67	$ 11.35

Total Return
Total investment return based on net asset value(c)	(8.31)%		13.36%	13.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,787		$1,596	$525
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70	%(e)	1.78%	1.88%
Expenses, before waivers/reimbursements(d)	1.84	%(e)	2.10%	10.10%
Net investment income(b)	3.07	%(e)	1.17%	.06%
Portfolio turnover rate	2%		11%	6%

See footnote summary on page 214.

166	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.69		$ 11.36	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18		.12	.00
Net realized and unrealized gain (loss) on investment transactions	(1.22)		1.40	1.36

Net increase (decrease) in net asset value from operations	(1.04)		1.52	1.36

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.11)		(.01)	– 0	–

Total dividends and distributions	(.33)		(.19)	– 0	–

Net asset value, end of period	$ 11.32		$ 12.69	$ 11.36

Total Return
Total investment return based on net asset value(c)	(8.37)%		13.44%	13.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,585		$1,821	$386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70	%(e)	1.76%	1.88%
Expenses, before waivers/reimbursements(d)	1.84	%(e)	2.09%	9.47%
Net investment income(b)	3.00	%(e)	.95%	.04%
Portfolio turnover rate	2%		11%	6%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	167

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.88		$ 11.47	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26		.27	.12
Net realized and unrealized gain (loss) on investment transactions	(2.09)		1.39	1.35

Net increase (decrease) in net asset value from operations	(1.83)		1.66	1.47

Less: Dividends and Distributions
Dividends from net investment income	.31		(.24)	– 0	–
Distributions from net realized gain on investment transactions	.11		(.01)	– 0	–

Total dividends and distributions	.42		(.25)	– 0	–

Net asset value, end of period	$ 11.47		$ 12.88	$ 11.47

Total Return
Total investment return based on net asset value(c)	(7.89)%		14.55%	14.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,284		$684	$236
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70	%(e)	.77%	.88%
Expenses, before waivers/reimbursements(d)	.83	%(e)	1.09%	9.42%
Net investment income(b)	4.03	%(e)	2.12%	1.09%
Portfolio turnover rate	2%		11%	6%

See footnote summary on page 214.

168	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class R
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.81		$ 11.41	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.20		.07	.07
Net realized and unrealized gain (loss) on investment transactions	(1.21)		1.53	1.34

Net increase (decrease) in net asset value from operations	(1.01)		1.60	1.41

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.19)	– 0	–
Distributions from net realized gain on investment transactions	(.11)		(.01)	– 0	–

Total dividends and distributions	(.38)		(.20)	– 0	–

Net asset value, end of period	$ 11.42		$ 12.81	$ 11.41

Total Return
Total investment return based on net asset value(c)	(8.06)%		14.07%	14.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,510		$10,812	$478
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.20	%(e)	1.23%	1.38%
Expenses, before waivers/reimbursements(d)	1.44	%(e)	1.76%	7.73%
Net investment income(b)	3.30	%(e)	.57%	.69%
Portfolio turnover rate	2%		11%	6%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	169

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class K
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.83		$ 11.44	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.24		.17	.10
Net realized and unrealized gain (loss) on investment transactions	(1.23)		1.45	1.34

Net increase (decrease) in net asset value from operations	(.99)		1.62	1.44

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.11)		(.01)	– 0	–

Total dividends and distributions	(.40)		(.23)	– 0	–

Net asset value, end of period	$ 11.44		$ 12.83	$ 11.44

Total Return
Total investment return based on net asset value(c)	(7.96)%		14.22%	14.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,743		$60,216	$6,981
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95	%(e)	1.01%	1.13%
Expenses, before waivers/reimbursements(d)	1.21	%(e)	1.41%	6.67%
Net investment income(b)	3.77	%(e)	1.44%	.96%
Portfolio turnover rate	2%		11%	6%

See footnote summary on page 214.

170	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class I
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.88		$ 11.47	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26		.17	.07
Net realized and unrealized gain (loss) on investment transactions	(1.25)		1.49	1.40

Net increase (decrease) in net asset value from operations	(.99)		1.66	1.47

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.11)		(.01)	– 0	–

Total dividends and distributions	(.42)		(.25)	– 0	–

Net asset value, end of period	$ 11.47		$ 12.88	$ 11.47

Total Return
Total investment return based on net asset value(c)	(7.90)%		14.60%	14.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,763		$19,306	$639
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70	%(e)	.72%	.88%
Expenses, before waivers/reimbursements(d)	.88	%(e)	1.08%	7.62%
Net investment income(b)	4.07	%(e)	1.27%	.79%
Portfolio turnover rate	2%		11%	6%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	171

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.70		$ 11.24	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.22		.19	.03
Net realized and unrealized gain (loss) on investment transactions	(1.27)		1.50	1.21

Net increase (decrease) in net asset value from operations	(1.05)		1.69	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.07)		(.02)	– 0	–

Total dividends and distributions	(.32)		(.23)	– 0	–

Net asset value, end of period	$ 11.33		$ 12.70	$ 11.24

Total Return
Total investment return based on net asset value(c)	(8.50)%		15.08%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$55,272		$47,575	$4,240
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02	%(e)	1.09%	1.19	%(f)
Expenses, before waivers/reimbursements(d)	1.19	%(e)	1.72%	13.11	%(f)
Net investment income(b)	3.50	%(e)	1.54%	.35%
Portfolio turnover rate	3%		6%	7%

See footnote summary on page 214.

172	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.56		$ 11.14	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.18		.11	(.01)
Net realized and unrealized gain (loss) on investment transactions	(1.27)		1.49	1.15

Net increase (decrease) in net asset value from operations	(1.09)		1.60	1.14

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.16)	– 0	–
Distributions from net realized gain on investment transactions	(.07)		(.02)	– 0	–

Total dividends and distributions	(.25)		(.18)	– 0	–

Net asset value, end of period	$ 11.22		$ 12.56	$ 11.14

Total Return
Total investment return based on net asset value(c)	(8.84)%		14.35%	11.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,647		$1,580	$374
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72	%(e)	1.78%	1.89	%(f)
Expenses, before waivers/reimbursements(d)	1.90	%(e)	2.38%	16.08	%(f)
Net investment income (loss)(b)	2.85	%(e)	.89%	(.14)%
Portfolio turnover rate	3%		6%	7%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	173

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.58		$ 11.15	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.17		.03	(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.27)		1.58	1.18

Net increase (decrease) in net asset value from operations	(1.10)		1.61	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.16)	– 0	–
Distributions from net realized gain on investment transactions	(.07)		(.02)	– 0	–

Total dividends and distributions	(.25)		(.18)	– 0	–

Net asset value, end of period	$ 11.23		$ 12.58	$ 11.15

Total Return
Total investment return based on net asset value(c)	(8.91)%		14.42%	11.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,540		$2,217	$230
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72	%(e)	1.76%	1.89	%(f)
Expenses, before waivers/reimbursements(d)	1.90	%(e)	2.26%	15.16	%(f)
Net investment income (loss)(b)	2.78	%(e)	.26%	(.26)%
Portfolio turnover rate	3%		6%	7%

See footnote summary on page 214.

174	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.76		$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.22		.27	.09
Net realized and unrealized gain (loss) on investment transactions	(1.25)		1.47	1.17

Net increase (decrease) in net asset value from operations	(1.03)		1.74	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.07)		(.02)	– 0	–

Total dividends and distributions	(.34)		(.24)	– 0	–

Net asset value, end of period	$ 11.39		$ 12.76	$ 11.26

Total Return
Total investment return based on net asset value(c)	(8.29)%		15.53%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$868		$480	$31
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72	%(e)	.80%	.89	%(f)
Expenses, before waivers/reimbursements(d)	.89	%(e)	1.48%	22.50	%(f)
Net investment income(b)	3.52	%(e)	2.06%	.88%
Portfolio turnover rate	3%		6%	7%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	175

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class R
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.69		$ 11.24	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.20		.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	(1.27)		1.61	1.25

Net increase (decrease) in net asset value from operations	(1.07)		1.67	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.07)		(.02)	– 0	–

Total dividends and distributions	(.31)		(.22)	– 0	–

Net asset value, end of period	$ 11.31		$ 12.69	$ 11.24

Total Return
Total investment return based on net asset value(c)	(8.62)%		14.88%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,157		$9,026	$636
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22	%(e)	1.26%	1.39	%(f)
Expenses, before waivers/reimbursements(d)	1.48	%(e)	2.00%	13.25	%(f)
Net investment income (loss)(b)	3.20	%(e)	.54%	(.10)%
Portfolio turnover rate	3%		6%	7%

See footnote summary on page 214.

176	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class K
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.71		$ 11.24	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.22		.12	.04
Net realized and unrealized gain (loss) on investment transactions	(1.27)		1.59	1.20

Net increase (decrease) in net asset value from operations	(1.05)		1.71	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.07)		(.02)	– 0	–

Total dividends and distributions	(.32)		(.24)	– 0	–

Net asset value, end of period	$ 11.34		$ 12.71	$ 11.24

Total Return
Total investment return based on net asset value(c)	(8.48)%		15.24%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,062		$42,433	$2,800
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97	%(e)	1.02%	1.14	%(f)
Expenses, before waivers/reimbursements(d)	1.26	%(e)	1.60%	10.94	%(f)
Net investment income(b)	3.42	%(e)	1.07%	.43%
Portfolio turnover rate	3%		6%	7%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	177

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class I
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.75		$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.22		.14	.09
Net realized and unrealized gain (loss) on investment transactions	(1.26)		1.60	1.17

Net increase (decrease) in net asset value from operations	(1.04)		1.74	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.07)		(.02)	– 0	–

Total dividends and distributions	(.34)		(.25)	– 0	–

Net asset value, end of period	$ 11.37		$ 12.75	$ 11.26

Total Return
Total investment return based on net asset value(c)	(8.38)%		15.54%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,547		$13,213	$755
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72	%(e)	.75%	.89	%(f)
Expenses, before waivers/reimbursements(d)	.93	%(e)	1.26%	14.42	%(f)
Net investment income(b)	3.53	%(e)	1.08%	.88%
Portfolio turnover rate	3%		6%	7%

See footnote summary on page 214.

178	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.78		$ 11.30	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.21		.19	.03
Net realized and unrealized gain (loss) on investment transactions	(1.31)		1.50	1.27

Net increase (decrease) in net asset value from operations	(1.10)		1.69	1.30

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.08)		(.01)	– 0	–

Total dividends and distributions	(.32)		(.21)	– 0	–

Net asset value, end of period	$ 11.36		$ 12.78	$ 11.30

Total Return
Total investment return based on net asset value(c)	(8.80)%		15.09%	13.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,709		$34,491	$3,290
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02	%(e)	1.09%	1.20	%(f)
Expenses, before waivers/reimbursements(d)	1.31	%(e)	1.96%	17.78	%(f)
Net investment income(b)	3.37	%(e)	1.48%	.35%
Portfolio turnover rate	3%		5%	10%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	179

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.65		$ 11.22	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.16		.10	(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.30)		1.49	1.27

Net increase (decrease) in net asset value from operations	(1.14)		1.59	1.22

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.08)		(.01)	– 0	–

Total dividends and distributions	(.24)		(.16)	– 0	–

Net asset value, end of period	$ 11.27		$ 12.65	$ 11.22

Total Return
Total investment return based on net asset value(c)	(9.16)%		14.27%	12.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,086		$1,051	$350
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72	%(e)	1.78%	1.90	%(f)
Expenses, before waivers/reimbursements(d)	2.02	%(e)	2.65%	20.23	%(f)
Net investment income (loss)(b)	2.54	%(e)	.79%	(.47)%
Portfolio turnover rate	3%		5%	10%

See footnote summary on page 214.

180	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.65		$ 11.21	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.16		.08	(.04)
Net realized and unrealized gain (loss) on investment transactions	(1.29)		1.52	1.25

Net increase (decrease) in net asset value from operations	(1.13)		1.60	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.08)		(.01)	– 0	–

Total dividends and distributions	(.24)		(.16)	– 0	–

Net asset value, end of period	$ 11.28		$ 12.65	$ 11.21

Total Return
Total investment return based on net asset value(c)	(9.08)%		14.37%	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,580		$1,196	$398
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72	%(e)	1.78%	1.90	%(f)
Expenses, before waivers/reimbursements(d)	2.02	%(e)	2.63%	19.62	%(f)
Net investment income (loss)(b)	2.53	%(e)	.61%	(.38)%
Portfolio turnover rate	3%		5%	10%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	181

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.84		$ 11.32	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.24		.22	.05
Net realized and unrealized gain (loss) on investment transactions	(1.33)		1.52	1.27

Net increase (decrease) in net asset value from operations	(1.09)		1.74	1.32

Less: Dividends and Distributions
Dividends from net investment income	(.26)		(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.08)		(.01)	– 0	–

Total dividends and distributions	(.34)		(.22)	– 0	–

Net asset value, end of period	$ 11.41		$ 12.84	$ 11.32

Total Return
Total investment return based on net asset value(c)	(8.65)%		15.54%	13.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,034		$942	$228
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72	%(e)	.78%	.90	%(f)
Expenses, before waivers/reimbursements(d)	1.01	%(e)	1.63%	19.84	%(f)
Net investment income(b)	3.75	%(e)	1.68%	.54%
Portfolio turnover rate	3%		5%	10%

See footnote summary on page 214.

182	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class R
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.72		$ 11.26	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.16		.07	(.02)
Net realized and unrealized gain (loss) on investment transactions	(1.26)		1.59	1.28

Net increase (decrease) in net asset value from operations	(1.10)		1.66	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.19)	– 0	–
Distributions from net realized gain on investment transactions	(.08)		(.01)	– 0	–

Total dividends and distributions	(.31)		(.20)	– 0	–

Net asset value, end of period	$ 11.31		$ 12.72	$ 11.26

Total Return
Total investment return based on net asset value(c)	(8.82)%		14.86%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,653		$4,446	$587
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22	%(e)	1.27%	1.40	%(f)
Expenses, before waivers/reimbursements(d)	1.57	%(e)	2.27%	17.88	%(f)
Net investment income (loss)(b)	2.67	%(e)	.56%	(.25)%
Portfolio turnover rate	3%		5%	10%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	183

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class K
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.78		$ 11.30	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.21		.09	.03
Net realized and unrealized gain (loss) on investment transactions	(1.30)		1.61	1.27

Net increase (decrease) in net asset value from operations	(1.09)		1.70	1.30

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.08)		(.01)	– 0	–

Total dividends and distributions	(.33)		(.22)	– 0	–

Net asset value, end of period	$ 11.36		$ 12.78	$ 11.30

Total Return
Total investment return based on net asset value(c)	(8.72)%		15.16%	13.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,177		$27,908	$1,511
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97	%(e)	1.02%	1.15	%(f)
Expenses, before waivers/reimbursements(d)	1.36	%(e)	1.75%	18.95	%(f)
Net investment income(b)	3.28	%(e)	.86%	.28%
Portfolio turnover rate	3%		5%	10%

See footnote summary on page 214.

184	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class I
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007	2006

Net asset value, beginning of period	$ 12.83		$ 11.32	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.23		.11	.05
Net realized and unrealized gain (loss) on investment transactions	(1.32)		1.64	1.27

Net increase (decrease) in net asset value from operations	(1.09)		1.75	1.32

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.08)		(.01)	– 0	–

Total dividends and distributions	(.35)		(.24)	– 0	–

Net asset value, end of period	$ 11.39		$ 12.83	$ 11.32

Total Return
Total investment return based on net asset value(c)	(8.70)%		15.56%	13.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,253		$8,530	$539
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72	%(e)	.74%	.90	%(f)
Expenses, before waivers/reimbursements(d)	1.02	%(e)	1.43%	16.65	%(f)
Net investment income(b)	3.53	%(e)	.81%	.54%
Portfolio turnover rate	3%		5%	10%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	185

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 12.89		$ 11.38		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.20		.17		.02
Net realized and unrealized gain (loss) on investment transactions	(1.30)		1.57		1.36

Net increase (decrease) in net asset value from operations	(1.10)		1.74		1.38

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.21)		– 0	–
Distributions from net realized gain on investment transactions	(.05)		(.02)		– 0	–

Total dividends and distributions	(.27)		(.23)		– 0	–

Net asset value, end of period	$ 11.52		$ 12.89		$ 11.38

Total Return
Total investment return based on net asset value(c)	(8.66)%		15.32%		13.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,482		$19,340		$1,764
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02	%(e)	1.10	%(f)	1.21	%(f)
Expenses, before waivers/reimbursements(d)	1.45	%(e)	2.94	%(f)	32.68	%(f)
Net investment income(b)	3.09	%(e)	1.32%		.20%
Portfolio turnover rate	3%		7%		20%

See footnote summary on page 214.

186	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 12.78		$ 11.31		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.17		.11		(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.30)		1.52		1.36

Net increase (decrease) in net asset value from operations	(1.13)		1.63		1.31

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.05)		(.02)		– 0	–

Total dividends and distributions	(.20)		(.16)		– 0	–

Net asset value, end of period	$ 11.45		$ 12.78		$ 11.31

Total Return
Total investment return based on net asset value(c)	(8.93)%		14.48%		13.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,004		$925		$530
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72	%(e)	1.82	%(f)	1.91	%(f)
Expenses, before waivers/reimbursements(d)	2.16	%(e)	4.15	%(f)	35.10	%(f)
Net investment income (loss)(b)	2.61	%(e)	.91%		(.50)%
Portfolio turnover rate	3%		7%		20%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	187

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 12.78		$ 11.31		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.14		.08		(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.27)		1.55		1.34

Net increase (decrease) in net asset value from operations	(1.13)		1.63		1.31

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.05)		(.02)		– 0	–

Total dividends and distributions	(.20)		(.16)		– 0	–

Net asset value, end of period	$ 11.45		$ 12.78		$ 11.31

Total Return
Total investment return based on net asset value(c)	(8.93)%		14.48%		13.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,003		$563		$155
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72	%(e)	1.80	%(f)	1.91	%(f)
Expenses, before waivers/reimbursements(d)	2.15	%(e)	3.94	%(f)	42.81	%(f)
Net investment income (loss)(b)	2.28	%(e)	.63%		(.32)%
Portfolio turnover rate	3%		7%		20%

See footnote summary on page 214.

188	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 12.95		$ 11.42		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.22		.31		.10
Net realized and unrealized gain (loss) on investment transactions	(1.30)		1.46		1.32

Net increase (decrease) in net asset value from operations	(1.08)		1.77		1.42

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.22)		– 0	–
Distributions from net realized gain on investment transactions	(.05)		(.02)		– 0	–

Total dividends and distributions	(.29)		(.24)		– 0	–

Net asset value, end of period	$ 11.58		$ 12.95		$ 11.42

Total Return
Total investment return based on net asset value(c)	(8.47)%		15.56%		14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$516		$242		$74
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72	%(e)	.81	%(f)	.91	%(f)
Expenses, before waivers/reimbursements(d)	1.14	%(e)	3.06	%(f)	55.18	%(f)
Net investment income(b)	3.36	%(e)	2.37%		.97%
Portfolio turnover rate	3%		7%		20%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	189

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class R
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 12.84		$ 11.37		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.20		.00	(g)	.01
Net realized and unrealized gain (loss) on investment transactions	(1.31)		1.71		1.36

Net increase (decrease) in net asset value from operations	(1.11)		1.71		1.37

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.22)		– 0	–
Distributions from net realized gain on investment transactions	(.05)		(.02)		– 0	–

Total dividends and distributions	(.27)		(.24)		– 0	–

Net asset value, end of period	$ 11.46		$ 12.84		$ 11.37

Total Return
Total investment return based on net asset value(c)	(8.76)%		15.08%		13.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,795		$5,335		$177
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22	%(e)	1.26	%(f)	1.41	%(f)
Expenses, before waivers/reimbursements(d)	1.68	%(e)	3.07	%(f)	36.08	%(f)
Net investment income(b)	3.10	%(e)	.01%		.06%
Portfolio turnover rate	3%		7%		20%

See footnote summary on page 214.

190	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class K
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 12.88		$ 11.40		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.21		.09		.05
Net realized and unrealized gain (loss) on investment transactions	(1.31)		1.66		1.35

Net increase (decrease) in net asset value from operations	(1.10)		1.75		1.40

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.25)		– 0	–
Distributions from net realized gain on investment transactions	(.05)		(.02)		– 0	–

Total dividends and distributions	(.28)		(.27)		– 0	–

Net asset value, end of period	$ 11.50		$ 12.88		$ 11.40

Total Return
Total investment return based on net asset value(c)	(8.67)%		15.40%		14.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,894		$16,181		$501
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97	%(e)	1.03	%(f)	1.16	%(f)
Expenses, before waivers/reimbursements(d)	1.47	%(e)	2.46	%(f)	33.28	%(f)
Net investment income(b)	3.25	%(e)	.85%		.53%
Portfolio turnover rate	3%		7%		20%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	191

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class I
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 12.92		$ 11.42		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.23		.11		.05
Net realized and unrealized gain (loss) on investment transactions	(1.31)		1.67		1.37

Net increase (decrease) in net asset value from operations	(1.08)		1.78		1.42

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.26)		– 0	–
Distributions from net realized gain on investment transactions	(.05)		(.02)		– 0	–

Total dividends and distributions	(.30)		(.28)		– 0	–

Net asset value, end of period	$ 11.54		$ 12.92		$ 11.42

Total Return
Total investment return based on net asset value(c)	(8.53)%		15.67%		14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,523		$6,087		$272
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72	%(e)	.76	%(f)	.91	%(f)
Expenses, before waivers/reimbursements(d)	1.14	%(e)	1.92	%(f)	29.45	%(f)
Net investment income(b)	3.58	%(e)	.86%		.48%
Portfolio turnover rate	3%		7%		20%

See footnote summary on page 214.

192	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 12.90		$ 11.42		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.21		.19		.04
Net realized and unrealized gain on investment transactions	(1.32)		1.49		1.38

Net increase in net asset value from operations	(1.11)		1.68		1.42

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.19)		– 0	–
Distributions from net realized gain on investment transactions	(.14)		(.01)		– 0	–

Total dividends and distributions	(.37)		(.20)		– 0	–

Net asset value, end of period	$ 11.42		$ 12.90		$ 11.42

Total Return
Total investment return based on net asset value(c)	(8.86)%		14.85%		14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,194		$18,710		$1,057
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02	%(e)	1.11	%(f)	1.23	%(f)
Expenses, before waivers/reimbursements(d)	1.74	%(e)	2.91	%(f)	44.80	%(f)
Net investment income(b)	3.26	%(e)	1.49%		.44%
Portfolio turnover rate	4%		13%		13%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	193

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 12.76		$ 11.34		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.16		.10		(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.29)		1.47		1.37

Net increase (decrease) in net asset value from operations	(1.13)		1.57		1.34

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.14)		(.01)		– 0	–

Total dividends and distributions	(.30)		(.15)		– 0	–

Net asset value, end of period	$ 11.33		$ 12.76		$ 11.34

Total Return
Total investment return based on net asset value(c)	(9.06)%		13.96%		13.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$329		$319		$140
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72	%(e)	1.81	%(f)	1.93	%(f)
Expenses, before waivers/reimbursements(d)	2.44	%(e)	3.97	%(f)	54.54	%(f)
Net investment income (loss)(b)	2.61	%(e)	.77%		(.28)%
Portfolio turnover rate	4%		13%		13%

See footnote summary on page 214.

194	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 12.76		$ 11.34		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.16		.11		(.07)
Net realized and unrealized gain (loss) on investment transactions	(1.30)		1.46		1.41

Net increase (decrease) in net asset value from operations	(1.14)		1.57		1.34

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.14)		(.01)		– 0	–

Total dividends and distributions	(.30)		(.15)		– 0	–

Net asset value, end of period	$ 11.32		$ 12.76		$ 11.34

Total Return
Total investment return based on net asset value(c)	(9.14)%		13.96%		13.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$624		$344		$129
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72	%(e)	1.81	%(f)	1.93	%(f)
Expenses, before waivers/reimbursements(d)	2.44	%(e)	4.04	%(f)	66.89	%(f)
Net investment income (loss)(b)	2.54	%(e)	.91%		(.73)%
Portfolio turnover rate	4%		13%		13%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	195

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 12.95		$ 11.45		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.23		.24		.09
Net realized and unrealized gain (loss) on investment transactions	(1.32)		1.47		1.36

Net increase (decrease) in net asset value from operations	(1.09)		1.71		1.45

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.20)		– 0	–
Distributions from net realized gain on investment transactions	(.14)		(.01)		– 0	–

Total dividends and distributions	(.39)		(.21)		– 0	–

Net asset value, end of period	$ 11.47		$ 12.95		$ 11.45

Total Return
Total investment return based on net asset value(c)	(8.64)%		15.08%		14.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$647		$596		$245
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72	%(e)	.80	%(f)	.93	%(f)
Expenses, before waivers/reimbursements(d)	1.43	%(e)	3.13	%(f)	52.18	%(f)
Net investment income(b)	3.51	%(e)	1.85%		.85%
Portfolio turnover rate	4%		13%		13%

See footnote summary on page 214.

196	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class R
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 12.84		$ 11.40		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.16		.05		.02
Net realized and unrealized gain (loss) on investment transactions	(1.27)		1.59		1.38

Net increase (decrease) in net asset value from operations	(1.11)		1.64		1.40

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.19)		– 0	–
Distributions from net realized gain on investment transactions	(.14)		(.01)		– 0	–

Total dividends and distributions	(.37)		(.20)		– 0	–

Net asset value, end of period	$ 11.36		$ 12.84		$ 11.40

Total Return
Total investment return based on net asset value(c)	(8.93)%		14.50%		14.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,489		$2,620		$210
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22	%(e)	1.27	%(f)	1.43	%(f)
Expenses, before waivers/reimbursements(d)	1.95	%(e)	3.18	%(f)	45.90	%(f)
Net investment income(b)	2.58	%(e)	.40%		.17%
Portfolio turnover rate	4%		13%		13%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	197

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class K
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 12.88		$ 11.43		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.21		.11		.04
Net realized and unrealized gain (loss) on investment transactions	(1.30)		1.56		1.39

Net increase (decrease) in net asset value from operations	(1.09)		1.67		1.43

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.21)		– 0	–
Distributions from net realized gain on investment transactions	(.14)		(.01)		– 0	–

Total dividends and distributions	(.39)		(.22)		– 0	–

Net asset value, end of period	$ 11.40		$ 12.88		$ 11.43

Total Return
Total investment return based on net asset value(c)	(8.75)%		14.76%		14.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,227		$9,458		$484
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97	%(e)	1.04	%(f)	1.18	%(f)
Expenses, before waivers/reimbursements(d)	1.71	%(e)	2.62	%(f)	44.54	%(f)
Net investment income(b)	3.29	%(e)	1.04%		.43%
Portfolio turnover rate	4%		13%		13%

See footnote summary on page 214.

198	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class I
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,
			2007		2006

Net asset value, beginning of period	$ 12.92		$ 11.45		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.23		.12		.04
Net realized and unrealized gain (loss) on investment transactions	(1.31)		1.59		1.41

Net increase (decrease) in net asset value from operations	(1.08)		1.71		1.45

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.23)		– 0	–
Distributions from net realized gain on investment transactions	(.14)		(.01)		– 0	–

Total dividends and distributions	(.41)		(.24)		– 0	–

Net asset value, end of period	$ 11.43		$ 12.92		$ 11.45

Total Return
Total investment return based on net asset value(c)	(8.65)%		15.08%		14.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,293		$2,213		$97
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72	%(e)	.75	%(f)	.93	%(f)
Expenses, before waivers/reimbursements(d)	1.35	%(e)	2.13	%(f)	52.64	%(f)
Net investment income(b)	3.51	%(e)	.78%		.39%
Portfolio turnover rate	4%		13%		13%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	199

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(h) to August 31, 2007

Net asset value, beginning of period	$ 9.86	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.13	(.02)
Net realized and unrealized loss on investment transactions	(.71)	(.12)

Net decrease in net asset value from operations	(.58)	(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.16)	– 0	–

Net asset value, end of period	$ 9.12	$ 9.86

Total Return
Total investment return based on net asset value(c)	(6.07)%	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$344	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(f)	1.03%	1.09%
Expenses, before waivers/reimbursements(d)(e)(f)	102.61%	649.75%
Net investment income (loss)(b)(e)	2.46%	(1.02)%
Portfolio turnover rate	56%	8%

See footnote summary on page 214.

200	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(h) to August 31, 2007

Net asset value, beginning of period	$ 9.85	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.10	(.03)
Net realized and unrealized loss on investment transactions	(.71)	(.12)

Net decrease in net asset value from operations	(.61)	(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.12)	– 0	–

Net asset value, end of period	$ 9.12	$ 9.85

Total Return
Total investment return based on net asset value(c)	(6.36)%	(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(f)	1.73%	1.79%
Expenses, before waivers/reimbursements(d)(e)(f)	148.34%	649.78%
Net investment income (loss)(b)(e)	1.94%	(1.72)%
Portfolio turnover rate	56%	8%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	201

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(h) to August 31, 2007

Net asset value, beginning of period	$ 9.85	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.11	(.03)
Net realized and unrealized loss on investment transactions	(.72)	(.12)

Net decrease in net asset value from operations	(.61)	(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.12)	– 0	–

Net asset value, end of period	$ 9.12	$ 9.85

Total Return
Total investment return based on net asset value(c)	(6.36)%	(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(f)	1.73%	1.79%
Expenses, before waivers/reimbursements(d)(e)(f)	159.56%	649.72%
Net investment income (loss)(b)(e)	2.11%	(1.72)%
Portfolio turnover rate	56%	8%

See footnote summary on page 214.

202	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(h) to August 31, 2007

Net asset value, beginning of period	$ 9.87	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	(.01)
Net realized and unrealized loss on investment transactions	(.63)	(.12)

Net decrease in net asset value from operations	(.57)	(.13)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.17)	– 0	–

Net asset value, end of period	$ 9.13	$ 9.87

Total Return
Total investment return based on net asset value(c)	(6.00)%	(1.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$109	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(f)	.73%	.79%
Expenses, before waivers/reimbursements(d)(e)(f)	121.50%	648.81%
Net investment income (loss)(b)(e)	1.39%	(.72)%
Portfolio turnover rate	56%	8%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	203

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class R
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(h) to August 31, 2007

Net asset value, beginning of period	$ 9.86	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.43	(.02)
Net realized and unrealized loss on investment transactions	(1.02)	(.12)

Net decrease in net asset value from operations	(.59)	(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.13)	– 0	–

Net asset value, end of period	$ 9.14	$ 9.86

Total Return
Total investment return based on net asset value(c)	(6.12)%	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.22%	1.29	%(f)
Expenses, before waivers/reimbursements(d)(e)	117.66%	596.22	%(f)
Net investment income (loss)(b)(e)	9.17%	(1.22)%
Portfolio turnover rate	56%	8%

See footnote summary on page 214.

204	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class K
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(h) to August 31, 2007

Net asset value, beginning of period	$ 9.86	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.14	(.02)
Net realized and unrealized loss on investment transactions	(.71)	(.12)

Net decrease in net asset value from operations	(.57)	(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.16)	– 0	–

Net asset value, end of period	$ 9.13	$ 9.86

Total Return
Total investment return based on net asset value(c)	(5.96)%	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	.97%	1.04	%(f)
Expenses, before waivers/reimbursements(d)(e)	111.89%	595.99	%(f)
Net investment income (loss)(b)(e)	2.86%	(.97)%
Portfolio turnover rate	56%	8%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	205

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class I
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(h) to August 31, 2007

Net asset value, beginning of period	$ 9.87	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.07	(.01)
Net realized and unrealized loss on investment transactions	(.64)	(.12)

Net decrease in net asset value from operations	(.57)	(.13)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.17)	– 0	–

Net asset value, end of period	$ 9.13	$ 9.87

Total Return
Total investment return based on net asset value(c)	(6.00)%	(1.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	.72%	.79	%(f)
Expenses, before waivers/reimbursements(d)(e)	104.91%	595.86	%(f)
Net investment income (loss)(b)(e)	1.20%	(.72)%
Portfolio turnover rate	56%	8%

See footnote summary on page 214.

206	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class A
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(h) to August 31, 2007

Net asset value, beginning of period	$ 9.85	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	(.02)
Net realized and unrealized loss on investment transactions	(.58)	(.13)

Net decrease in net asset value from operations	(.52)	(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.26)	– 0	–
Distributions from net realized gain on investment transactions	(.13)	– 0	–

Total dividends and distributions	(.39)	– 0	–

Net asset value, end of period	$ 8.94	$ 9.85

Total Return
Total investment return based on net asset value(c)	(5.48)%	(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$215	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(f)	1.06%	1.03%
Expenses, before waivers/reimbursements(d)(e)(f)	306.87%	643.42%
Net investment income (loss)(b)(e)	1.68%	(1.02	) %
Portfolio turnover rate	76%	8%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	207

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class B
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(h) to August 31, 2007

Net asset value, beginning of period	$ 9.84	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.13	(.03)
Net realized and unrealized loss on investment transactions	(.69)	(.13)

Net decrease in net asset value from operations	(.56)	(.16)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.13)	– 0	–

Total dividends and distributions	(.37)	– 0	–

Net asset value, end of period	$ 8.91	$ 9.84

Total Return
Total investment return based on net asset value(c)	(5.91)%	(1.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(f)	1.76%	1.73%
Expenses, before waivers/reimbursements(d)(e)(f)	356.76%	638.66%
Net investment income (loss)(b)(e)	2.75%	(1.72)%
Portfolio turnover rate	76%	8%

See footnote summary on page 214.

208	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class C
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(h) to August 31, 2007

Net asset value, beginning of period	$ 9.84	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.15	(.03)
Net realized and unrealized loss on investment transactions	(.71)	(.13)

Net decrease in net asset value from operations	(.56)	(.16)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.13)	– 0	–

Total dividends and distributions	(.37)	– 0	–

Net asset value, end of period	$ 8.91	$ 9.84

Total Return
Total investment return based on net asset value(c)	(5.91)%	(1.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(f)	1.76%	1.73%
Expenses, before waivers/reimbursements(d)(e)(f)	340.57%	638.66%
Net investment income (loss)(b)(e)	3.05%	(1.72)%
Portfolio turnover rate	76%	8%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	209

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Advisor Class
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(h) to August 31, 2007

Net asset value, beginning of period	$ 9.86	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.16	(.01)
Net realized and unrealized loss on investment transactions	(.68)	(.13)

Net decrease in net asset value from operations	(.52)	(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	– 0	–
Distributions from net realized gain on investment transactions	(.13)	– 0	–

Total dividends and distributions	(.40)	– 0	–

Net asset value, end of period	$ 8.94	$ 9.86

Total Return
Total investment return based on net asset value(c)	(5.49)%	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(f)	.76%	.73%
Expenses, before waivers/reimbursements(d)(e)(f)	345.53%	637.93%
Net investment income (loss)(b)(e)	3.41%	(.72)%
Portfolio turnover rate	76%	8%

See footnote summary on page 214.

210	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class R
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(h) to August 31, 2007

Net asset value, beginning of period	$ 9.85	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.16	(.02)
Net realized and unrealized loss on investment transactions	(.69)	(.13)

Net decrease in net asset value from operations	(.53)	(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.13)	– 0	–

Total dividends and distributions	(.38)	– 0	–

Net asset value, end of period	$ 8.94	$ 9.85

Total Return
Total investment return based on net asset value(c)	(5.64)%	(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.22%	1.23	%(f)
Expenses, before waivers/reimbursements(d)(e)	315.82%	586.71	%(f)
Net investment income (loss)(b)(e)	3.15%	(1.22)%
Portfolio turnover rate	76%	8%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	211

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class K
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(h) to August 31, 2007

Net asset value, beginning of period	$ 9.85	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.52	(.02)
Net realized and unrealized loss on investment transactions	(1.03)	(.13)

Net decrease in net asset value from operations	(.51)	(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.13)	– 0	–

Total dividends and distributions	(.38)	– 0	–

Net asset value, end of period	$ 8.96	$ 9.85

Total Return
Total investment return based on net asset value(c)	(5.46)%	(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	.97%	.98	%(f)
Expenses, before waivers/reimbursements(d)(e)	294.38%	586.41	%(f)
Net investment income (loss)(b)(e)	9.39%	(.97)%
Portfolio turnover rate	76%	8%

See footnote summary on page 214.

212	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class I
	Six Months Ended February 29, 2008 (unaudited)	June 29, 2007(h) to August 31, 2007

Net asset value, beginning of period	$ 9.86	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.19	(.01)
Net realized and unrealized loss on investment transactions	(.71)	(.13)

Net decrease in net asset value from operations	(.52)	(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	– 0	–
Distributions from net realized gain on investment transactions	(.13)	– 0	–

Total dividends and distributions	(.40)	– 0	–

Net asset value, end of period	$ 8.94	$ 9.86

Total Return
Total investment return based on net asset value(c)	(5.49)%	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	.72%	.73	%(f)
Expenses, before waivers/reimbursements(d)(e)	315.70%	586.25	%(f)
Net investment income (loss)(b)(e)	3.75%	(.72)%
Portfolio turnover rate	76%	8%

See footnote summary on page 214.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	213

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Total investment return calculated for a period less than one year is not annualized.

(d)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the six months ended February 29, 2008 and the years ended August 31, 2007 and August 31, 2006, the estimated annualized blended expense ratios were .04%, .04% and .07%, respectively, for each of the Strategies.

(e)	Annualized.

(f)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Six Months Ended February 29, 2008 (unaudited)
	2050 Retirement Strategy	2055 Retirement Strategy
Class A	1.02%	1.02%
Class B	1.72%	1.72%
Class C	1.72%	1.72%
Advisor Class	.72%	.72%
Class R	—	—
Class K	—	—
Class I	—	—

	Year Ended August 31, 2007
	2000 Retirement Strategy	2040 Retirement Strategy	2045 Retirement Strategy	2050 Retirement Strategy	2055 Retirement Strategy
Class A	.90%	1.08%	1.09%	1.02%	1.02%
Class B	1.57%	1.80%	1.79%	1.72%	1.72%
Class C	1.59%	1.78%	1.79%	1.72%	1.72%
Advisor Class	.63%	.79%	.79%	.72%	.72%
Class R	1.05%	1.24%	1.25%	1.22%	1.22%
Class K	.82%	1.02%	1.02%	.97%	.97%
Class I	.54%	.74%	.73%	.72%	.72%

	Year Ended August 31, 2006
	2000 Retirement Strategy	2030 Retirement Strategy	2035 Retirement Strategy	2040 Retirement Strategy	2045 Retirement Strategy
Class A	1.03%	1.18%	1.18%	1.18%	1.18%
Class B	1.73%	1.88%	1.88%	1.88%	1.88%
Class C	1.73%	1.88%	1.88%	1.88%	1.88%
Advisor Class	.73%	.88%	.88%	.88%	.88%
Class R	1.23%	1.38%	1.38%	1.38%	1.38%
Class K	.98%	1.13%	1.13%	1.13%	1.13%
Class I	.73%	.88%	.88%	.88%	.88%

(g)	Amount is less than $.005.

(h)	Commencement of operations.

214	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Seth J. Masters, Senior Vice President

Daniel T. Grasman, Vice President

Mark A. Hamilton, Vice President

Joshua B. Lisser, Vice President

Christopher H. Nikolich, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for each of the Strategies are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. While all members of the team work jointly to determine the majority of the investment strategy, Messrs. Masters, Grasman, Hamilton, Lisser and Nikolich, members of the Blend Investment Policy Team are primarily responsible for the day-to-day management of the Strategies.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	215

Board of Directors

Pages 216-307 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s February 29, 2008 financial statements. A copy of the underlying Portfolios’ unaudited semi-annual report is available upon request.

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

U.S. VALUE PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

216	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	217

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

218	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector and country breakdowns are expressed as percentage of total investments and may vary over time. “Other” country weightings represents 1.3% or less in the following countries: Canada, China, Finland, Israel, Russia and Sweden.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	219

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represents 1.0% or less in the following countries: Czech Republic, Hong Kong, Italy, Luxembourg, Russia and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

220	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	221

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

SMALL-MID CAP GROWTH PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

222	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

SHORT DURATION BOND PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	223

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

INTERMEDIATE DURATION BOND PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

224	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

INFLATION-PROTECTED SECURITIES PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	225

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

HIGH-YIELD PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

226	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 26.9%
Capital Markets – 2.6%
Deutsche Bank AG	114,500	$12,704,920
The Goldman Sachs Group, Inc.	25,000	4,240,750
Merrill Lynch & Co., Inc.	389,500	19,303,620
Morgan Stanley	676,000	28,473,120

		64,722,410

Commercial Banks – 2.8%
Comerica, Inc.	252,300	9,143,352
Fifth Third Bancorp	430,500	9,858,450
Keycorp	89,900	1,982,295
National City Corp.	511,700	8,115,562
SunTrust Banks, Inc.	79,800	4,638,774
U.S. Bancorp	299,300	9,583,586
Wachovia Corp.	395,000	12,094,900
Wells Fargo & Co.	549,200	16,053,116

		71,470,035

Consumer Finance – 0.7%
Discover Financial Services	1,137,300	17,161,857

Diversified Financial Services – 8.3%
Bank of America Corp.	1,964,800	78,081,152
CIT Group, Inc.	425,300	9,450,166
Citigroup, Inc.	2,423,200	57,454,072
JPMorgan Chase & Co.	1,587,000	64,511,550

		209,496,940

Insurance – 11.3%
ACE Ltd.	354,700	19,948,328
Allstate Corp.	488,800	23,330,424
American International Group, Inc.	1,062,700	49,798,122
Chubb Corp.	398,500	20,283,650
Everest Re Group Ltd.	65,500	6,345,640
Fidelity National Financial, Inc. – Class A	522,500	9,201,225
Genworth Financial, Inc. – Class A	739,000	17,130,020
Hartford Financial Services Group, Inc.	299,500	20,935,050
MetLife, Inc.	365,500	21,294,030
Old Republic International Corp.	625,200	8,577,744
PartnerRe Ltd.	66,100	5,082,429
The Progressive Corp.	883,600	16,196,388
RenaissanceRe Holdings Ltd.	128,700	7,065,630
Safeco Corp.	163,500	7,563,510
Torchmark Corp.	101,400	6,110,364
The Travelers Cos, Inc.	509,000	23,622,690
Unum Group	715,800	16,398,978
XL Capital Ltd. – Class A	204,900	7,388,694

		286,272,916

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	227

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 1.2%
Federal Home Loan Mortgage Corp.	330,500	$8,321,990
Federal National Mortgage Association	543,000	15,013,950
Washington Mutual, Inc.	481,300	7,123,240

		30,459,180

		679,583,338

Energy – 16.0%
Oil, Gas & Consumable Fuels – 16.0%
Anadarko Petroleum Corp.	372,300	23,730,402
BP PLC (Sponsored) (ADR)	170,700	11,073,309
Chevron Corp.	1,001,700	86,807,322
ConocoPhillips	786,400	65,043,144
Exxon Mobil Corp.	1,630,800	141,895,908
Marathon Oil Corp.	467,000	24,825,720
Occidental Petroleum Corp.	132,300	10,236,051
Royal Dutch Shell PLC (ADR)	171,300	12,239,385
Total SA (ADR)	162,000	12,213,180
Valero Energy Corp.	267,600	15,459,252

		403,523,673

Consumer Discretionary – 10.6%
Auto Components – 1.1%
Autoliv, Inc.	162,800	8,123,720
BorgWarner, Inc.	242,200	10,441,242
Lear Corp.(a)	49,800	1,373,484
Magna International, Inc. – Class A	109,000	7,979,890

		27,918,336

Automobiles – 0.7%
General Motors Corp.	778,000	18,111,840

Hotels, Restaurants & Leisure – 0.3%
McDonald’s Corp.	143,200	7,748,552

Household Durables – 1.0%
Black & Decker Corp.	123,600	8,499,972
Centex Corp.	218,900	4,857,391
KB Home	227,500	5,444,075
Newell Rubbermaid, Inc.	90,900	2,063,430
Pulte Homes, Inc.	262,000	3,547,480

		24,412,348

Leisure Equipment & Products – 0.3%
Brunswick Corp.	420,500	6,849,945

Media – 3.5%
CBS Corp. – Class B	617,300	14,086,786
Gannett Co., Inc.	473,300	14,269,995
Idearc, Inc.	517,200	2,492,904
Time Warner, Inc.	1,016,500	15,867,565

228	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Viacom, Inc. – Class B(a)	368,800	$14,659,800
The Walt Disney Co.	830,600	26,919,746

		88,296,796

Multiline Retail – 0.8%
Family Dollar Stores, Inc.	383,000	7,334,450
Macy’s, Inc.	556,300	13,729,484

		21,063,934

Specialty Retail – 2.1%
AutoNation, Inc.(a)	175,700	2,559,949
The Gap, Inc.	655,500	13,221,435
Home Depot, Inc.	665,700	17,674,335
Lowe’s Cos, Inc.	246,700	5,913,399
Ltd. Brands, Inc.	282,000	4,300,500
Office Depot, Inc.(a)	813,200	9,246,084

		52,915,702

Textiles, Apparel & Luxury Goods – 0.8%
Jones Apparel Group, Inc.	864,600	12,199,506
VF Corp.	106,935	8,131,337

		20,330,843

		267,648,296

Health Care – 8.8%
Health Care Equipment & Supplies – 0.2%
Covidien Ltd.	95,000	4,065,050

Health Care Providers & Services – 1.3%
AmerisourceBergen Corp. – Class A	156,700	6,537,524
Cardinal Health, Inc.	213,400	12,620,476
McKesson Corp.	234,800	13,796,848

		32,954,848

Pharmaceuticals – 7.3%
Eli Lilly & Co.	296,100	14,810,922
GlaxoSmithKline PLC (ADR)	301,400	13,234,474
Johnson & Johnson	392,000	24,288,320
Merck & Co., Inc.	507,800	22,495,540
Pfizer, Inc.	3,323,600	74,049,808
Sanofi-Aventis SA (ADR)	324,800	12,046,832
Wyeth	563,300	24,571,146

		185,497,042

		222,516,940

Industrials – 8.8%
Aerospace & Defense – 1.0%
Lockheed Martin Corp.	30,400	3,137,280
Northrop Grumman Corp.	285,100	22,411,711

		25,548,991

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	229

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.8%
Allied Waste Industries, Inc.(a)	1,021,400	$10,561,276
Pitney Bowes, Inc.	245,800	8,794,724

		19,356,000

Industrial Conglomerates – 5.0%
3M Co.	98,900	7,753,760
General Electric Co.	2,913,700	96,560,018
Tyco International Ltd.	553,700	22,181,222

		126,495,000

Machinery – 1.9%
Caterpillar, Inc.	218,100	15,775,173
Cummins, Inc.	81,000	4,080,780
Eaton Corp.	26,100	2,104,443
SPX Corp.	132,300	13,534,290
Terex Corp.(a)	161,100	10,866,195

		46,360,881

Road & Rail – 0.1%
Avis Budget Group, Inc.(a)	273,600	3,127,248

		220,888,120

Consumer Staples – 8.7%
Beverages – 1.0%
The Coca-Cola Co.	51,900	3,034,074
Coca-Cola Enterprises, Inc.	224,800	5,491,864
Molson Coors Brewing Co. – Class B	308,000	16,619,680

		25,145,618

Food & Staples Retailing – 1.7%
The Kroger Co.	398,300	9,658,775
Safeway, Inc.	458,600	13,180,164
Supervalu, Inc.	557,600	14,637,000
Wal-Mart Stores, Inc.	100,000	4,959,000

		42,434,939

Food Products – 2.5%
ConAgra Foods, Inc.	419,900	9,279,790
Del Monte Foods Co.	590,000	5,298,200
General Mills, Inc.	198,500	11,114,015
Kellogg Co.	210,100	10,656,272
Kraft Foods, Inc. – Class A	173,300	5,401,761
Sara Lee Corp.	953,700	12,045,231
Tyson Foods, Inc. – Class A	573,300	8,261,253

		62,056,522

Household Products – 1.9%
Procter & Gamble Co.	718,900	47,576,802

Tobacco – 1.6%
Altria Group, Inc.	560,300	40,980,342

		218,194,223

230	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 7.1%
Diversified Telecommunication Services – 5.8%
AT&T, Inc.	2,769,300	$96,454,719
Verizon Communications, Inc.	1,396,500	50,720,880

		147,175,599

Wireless Telecommunication Services – 1.3%
Sprint Nextel Corp.	2,560,100	18,202,311
Vodafone Group PLC (ADR)	432,800	13,949,144

		32,151,455

		179,327,054

Materials – 6.2%
Chemicals – 2.7%
Ashland, Inc.	162,300	7,168,791
Dow Chemical Co.	718,800	27,091,572
E.I. Du Pont de Nemours & Co.	585,000	27,155,700
Lubrizol Corp.	123,500	7,200,050

		68,616,113

Containers & Packaging – 1.6%
Ball Corp.	309,300	13,640,130
Owens-Illinois, Inc.(a)	275,200	15,535,040
Smurfit-Stone Container Corp.(a)	439,600	3,494,820
Sonoco Products Co.	210,400	5,926,968

		38,596,958

Metals & Mining – 1.9%
Alcoa, Inc.	784,000	29,117,760
ArcelorMittal	250,200	19,020,204

		48,137,964

		155,351,035

Information Technology – 4.1%
Communications Equipment – 0.5%
Nokia OYJ (Sponsored) (ADR)	379,300	13,658,593

Computers & Peripherals – 1.0%
Dell, Inc.(a)	350,000	6,947,500
International Business Machines Corp.	66,800	7,605,848
Lexmark International, Inc. – Class A(a)	285,800	9,439,974

		23,993,322

Electronic Equipment & Instruments – 2.3%
Arrow Electronics, Inc.(a)	328,700	10,718,907
Avnet, Inc.(a)	442,200	14,906,562
Flextronics International Ltd.(a)	1,218,278	12,353,339

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	231

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Ingram Micro, Inc. – Class A(a)	436,100	$6,659,247
Sanmina-SCI Corp.(a)	599,600	989,340
Tech Data Corp.(a)	167,500	5,586,125
Tyco Electronics Ltd.	95,000	3,125,500
Vishay Intertechnology, Inc.(a)	524,900	4,792,337

		59,131,357

IT Services – 0.3%
Electronic Data Systems Corp.	441,500	7,646,780

		104,430,052

Utilities – 1.3%
Electric Utilities – 0.6%
Entergy Corp.	143,700	14,763,738

Independent Power Producers & Energy Traders – 0.6%
Constellation Energy Group, Inc.	162,700	14,374,545

Multi-Utilities – 0.1%
Wisconsin Energy Corp.	85,125	3,713,153

		32,851,436

Total Common Stocks (cost $2,626,528,544)		2,484,314,167

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $32,646,709)	32,646,709	32,646,709

Total Investments – 99.8% (cost $2,659,175,253)		2,516,960,876
Other assets less liabilities – 0.2%		4,912,475

Net Assets – 100.0%		$2,521,873,351

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

232	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Information Technology – 30.8%
Communications Equipment – 9.7%
Cisco Systems, Inc.(a)	4,197,900	$102,302,823
Nokia OYJ (Sponsored) (ADR)	1,540,700	55,480,607
Research In Motion Ltd.(a)	860,600	89,330,280

		247,113,710

Computers & Peripherals – 9.1%
Apple, Inc.(a)	1,037,935	129,762,634
Hewlett-Packard Co.	2,136,800	102,074,936

		231,837,570

Internet Software & Services – 6.0%
Google, Inc. – Class A(a)	324,670	152,978,010

Semiconductors & Semiconductor Equipment – 3.6%
Broadcom Corp. – Class A(a)	1,054,100	19,933,031
MEMC Electronic Materials, Inc.(a)	367,850	28,059,598
Nvidia Corp.(a)	2,050,600	43,862,334

		91,854,963

Software – 2.4%
Adobe Systems, Inc.(a)	863,500	29,056,775
Microsoft Corp.	934,200	25,428,924
VMware, Inc. – Class A(a)	145,200	8,518,884

		63,004,583

		786,788,836

Health Care – 21.5%
Biotechnology – 7.8%
Celgene Corp.(a)	1,006,000	56,708,220
Genentech, Inc.(a)	628,100	47,578,575
Gilead Sciences, Inc.(a)	1,977,850	93,591,862

		197,878,657

Health Care Equipment & Supplies – 3.9%
Alcon, Inc.	459,250	66,467,253
Hologic, Inc.(a)	544,400	32,832,764

		99,300,017

Health Care Providers & Services – 4.1%
Medco Health Solutions, Inc.(a)	1,274,200	56,459,802
WellPoint, Inc.(a)	693,100	48,572,448

		105,032,250

Pharmaceuticals – 5.7%
Abbott Laboratories	1,641,400	87,896,970
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	1,187,700	58,280,439

		146,177,409

		548,388,333

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	233

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 11.0%
Beverages – 2.8%
The Coca-Cola Co.	463,800	$27,113,748
PepsiCo, Inc.	626,400	43,572,384

		70,686,132

Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	497,000	30,774,240
Wal-Mart Stores, Inc.	432,600	21,452,634

		52,226,874

Food Products – 2.3%
WM Wrigley Jr Co.	998,900	59,794,154

Household Products – 2.9%
Colgate-Palmolive Co.	493,900	37,580,851
Procter & Gamble Co.	537,500	35,571,750

		73,152,601

Tobacco – 1.0%
Altria Group, Inc.	356,850	26,100,009

		281,959,770

Industrials – 10.6%
Aerospace & Defense – 3.7%
Honeywell International, Inc.	1,321,085	76,015,231
Spirit Aerosystems Holdings, Inc. – Class A(a)	694,200	18,757,284

		94,772,515

Construction & Engineering – 1.7%
Fluor Corp.	309,600	43,111,800

Electrical Equipment – 1.4%
ABB Ltd. (Sponsored) (ADR)	717,450	17,964,948
Emerson Electric Co.	334,500	17,046,120

		35,011,068

Industrial Conglomerates – 1.3%
Textron, Inc.	643,400	34,852,978

Machinery – 2.5%
Deere & Co.	742,850	63,298,249

		271,046,610

Financials – 9.8%
Capital Markets – 5.0%
The Blackstone Group LP	872,300	14,392,950
Franklin Resources, Inc.	651,800	61,510,366
The Goldman Sachs Group, Inc.	152,790	25,917,768
Lehman Brothers Holdings, Inc.	507,900	25,897,821

		127,718,905

Diversified Financial Services – 4.8%
CME Group, Inc. – Class A	194,005	99,582,766
NYSE Euronext	359,800	23,628,066

		123,210,832

		250,929,737

234	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 8.0%
Energy Equipment & Services – 5.7%
Baker Hughes, Inc.	542,650	$36,514,919
Cameron International Corp.(a)	519,500	22,068,360
Schlumberger Ltd.	1,020,650	88,235,192

		146,818,471

Oil, Gas & Consumable Fuels – 2.3%
EOG Resources, Inc.	483,500	57,531,665

		204,350,136

Materials – 5.5%
Chemicals – 5.5%
Air Products & Chemicals, Inc.	490,000	44,751,700
Monsanto Co.	814,840	94,260,691

		139,012,391

Consumer Discretionary – 1.5%
Hotels, Restaurants & Leisure – 0.9%
McDonald’s Corp.	117,350	6,349,809
Yum! Brands, Inc.	502,500	17,311,125

		23,660,934

Multiline Retail – 0.6%
Kohl’s Corp.(a)	150,900	6,705,996
Target Corp.	137,150	7,215,461

		13,921,457

		37,582,391

Telecommunication Services – 0.5%
Wireless Telecommunication Services – 0.5%
America Movil SAB de CV Series L (ADR)	220,100	13,307,246

Total Common Stocks (cost $2,422,442,548)		2,533,365,450

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $28,557,743)	28,557,743	28,557,743

Total Investments – 100.3% (cost $2,451,000,291)		2,561,923,193
Other assets less liabilities – (0.3)%		(8,918,121)

Net Assets – 100.0%		$2,553,005,072

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	235

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Equity: Other – 45.0%
Diversified/Specialty – 39.7%
Alexandria Real Estate Equities, Inc.	102,100	$9,372,780
British Land Co. PLC	1,156,226	21,688,997
Canadian Real Estate Investment Trust	561,062	15,391,084
DB RREEF Trust	18,518,133	28,483,661
Digital Realty Trust, Inc.	480,300	17,242,770
Entertainment Properties Trust	174,300	8,169,441
Forest City Enterprises, Inc. – Class A	87,673	3,081,706
General Property Group	2,118,883	6,215,148
Hang Lung Properties Ltd.	8,908,000	31,987,173
Henderson Land Development Co., Ltd.	402,000	3,121,042
Kerry Properties Ltd.	5,155,191	34,377,811
Land Securities Group PLC	836,482	26,079,533
Lend Lease Corp. Ltd.	1,889,000	24,129,233
Mitsubishi Estate Co., Ltd.	1,068,000	26,027,668
Mitsui Fudosan Co., Ltd.	916,000	18,598,432
Morguard Real Estate Investment Trust	196,700	2,464,121
New World Development Co., Ltd.	7,523,338	20,222,688
Plum Creek Timber Co., Inc. (REIT)	57,100	2,323,399
Rayonier, Inc.	389,922	16,591,181
Sino Land Co.	3,119,018	7,801,373
Stockland	1,178,272	7,625,251
Sumitomo Realty & Development	367,000	6,263,240
Sun Hung Kai Properties Ltd.	2,990,600	52,303,023
Tokyu Land Corp.	889,000	5,991,919
Unibail	218,718	53,251,556
Vornado Realty Trust	227,900	19,043,324

		467,847,554

Health Care – 4.5%
HCP, Inc.	256,900	7,496,342
Health Care REIT, Inc.	234,500	9,652,020
Nationwide Health Properties, Inc.	350,100	10,618,533
Omega Healthcare Investors, Inc.	392,400	6,655,104
Ventas, Inc.	439,500	18,379,890

		52,801,889

Triple Net – 0.8%
National Retail Properties, Inc.	438,300	9,072,810

		529,722,253

Retail – 21.8%
Regional Mall – 8.9%
General Growth Properties, Inc.	478,100	16,881,711
Macerich Co.	137,400	8,793,600
Simon Property Group, Inc.	436,600	36,587,080

236	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Taubman Centers, Inc.	241,900	$11,792,625
Westfield Group	1,896,464	30,401,533

		104,456,549

Shopping Center/Other Retail – 12.9%
CapitaMall Trust	10,524,800	24,138,213
Citycon Oyj	2,289,271	13,648,823
Federal Realty Investment Trust	72,200	5,175,296
Hammerson PLC	772,800	16,850,588
Kimco Realty Corp.	258,000	8,712,660
Klepierre	611,900	35,734,083
Liberty International PLC	647,000	12,301,593
Macquarie CountryWide Trust	4,042,700	4,620,371
New World Department Store China Ltd.(a)	53,722	69,509
Primaris Retail Real Estate Investment Trust	461,599	7,227,067
RioCan Real Estate Investment Trust(b)	132,100	2,754,068
RioCan Real Estate Investment Trust	435,159	9,072,352
Tanger Factory Outlet Centers	343,600	12,197,800

		152,502,423

		256,958,972

Office – 16.0%
Allied Properties Real Estate Investment Trust	569,532	10,872,752
Beni Stabili Spa	5,350,000	6,018,393
Boston Properties, Inc.	109,900	9,470,083
Brookfield Properties Corp.	365,724	6,817,095
Cominar Real Estate Investment Trust	431,714	8,570,680
Derwent Valley Holdings PLC	494,710	13,992,417
Dundee Real Estate Investment Trust	230,500	8,020,955
Great Portland Estates PLC	1,185,600	11,706,074
Highwoods Properties, Inc.	207,500	6,117,100
ING Office Fund	8,019,300	9,812,684
IVG Immobilien AG	272,237	9,504,568
Japan Real Estate Investment Corp. – Class A	1,220	13,576,264
Nippon Building Fund, Inc. – Class A	721	8,870,454
Nomura Real Estate Office Fund, Inc. – Class A	1,235	10,364,535
Norwegian Property ASA	1,267,800	12,322,274
NTT Urban Development Corp.	21,200	26,277,593
SL Green Realty Corp.	55,200	5,050,800
Sponda OYJ	854,562	11,001,183

		188,365,904

Residential – 7.7%
Multi-Family – 6.2%
Apartment Investment & Management Co. – Class A	147,924	5,095,982
AvalonBay Communities, Inc.	58,950	5,448,748

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	237

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Boardwalk Real Estate Investment Trust	296,528	$11,080,823
Equity Residential	402,284	15,359,203
Essex Property Trust, Inc.	48,200	5,062,928
Home Properties, Inc.	104,900	4,827,498
Mid-America Apartment Communities, Inc.	178,300	8,645,767
Mirvac Group	2,678,063	9,493,036
UDR, Inc.	351,750	7,861,612

		72,875,597

Self Storage – 1.5%
Extra Space Storage, Inc.	115,600	1,742,092
Public Storage	191,400	15,572,304

		17,314,396

		90,189,993

Industrial – 3.9%
Industrial Warehouse Distribution – 3.9%
Ascendas Real Estate Investment Trust	6,780,000	10,715,822
First Industrial Realty Trust, Inc.	189,600	5,760,048
Prologis	403,300	21,729,804
Segro PLC	810,323	8,284,974

		46,490,648

Lodging – 3.7%
Ashford Hospitality Trust, Inc.	802,100	5,333,965
DiamondRock Hospitality Co.	476,500	5,951,485
FelCor Lodging Trust, Inc.	237,000	2,990,940
Fonciere Des Murs	198,200	7,390,043
Host Hotels & Resorts, Inc.	751,357	12,164,470
Starwood Hotels & Resorts Worldwide, Inc.	39,900	1,888,467
Strategic Hotels & Resorts, Inc.	324,800	4,625,152
Sunstone Hotel Investors, Inc.	240,600	3,767,796

		44,112,318

Total Common Stocks (cost $1,180,625,976)		1,155,840,088

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $25,501,191)	25,501,191	25,501,191

Total Investments – 100.3% (cost $1,206,127,167)		1,181,341,279
Other assets less liabilities – (0.3)%		(3,615,484)

Net Assets – 100.0%		$1,177,725,795

238	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the market value of this security amounted to $2,754,068 or 0.2% of net assets.

(c)	Investment in affiliated money market mutual fund.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	239

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.9%
Financials – 31.8%
Capital Markets – 3.4%
Credit Suisse Group	394,500	$19,396,005
Deutsche Bank AG	218,200	24,368,297

		43,764,302

Commercial Banks – 16.5%
Bank Hapoalim BM	1,664,800	7,113,230
Bank Leumi Le-Israel	736,900	3,385,749
Barclays PLC	2,319,600	21,739,990
BNP Paribas SA	296,200	26,480,264
Credit Agricole SA	731,161	19,832,635
HBOS PLC	2,457,560	29,203,153
Kookmin Bank	164,700	10,150,392
Mitsubishi UFJ Financial Group, Inc.	2,959,500	26,083,117
Royal Bank of Scotland Group PLC (London Virt-X)	3,574,571	27,025,596
Societe Generale	168,381	18,016,648
Sumitomo Mitsui Financial Group, Inc.	3,692	26,667,167

		215,697,941

Consumer Finance – 1.6%
ORIX Corp.	140,810	21,052,347

Diversified Financial Services – 4.4%
Fortis(a)	344,798	5,231
Fortis (Euronext Amsterdam)	9,832	216,749
Fortis (Euronext Brussels)	1,228,466	27,139,717
ING Groep NV	922,011	30,640,001

		58,001,698

Insurance – 5.8%
Allianz SE	166,300	28,791,504
Aviva PLC	1,294,995	15,609,108
Fondiaria-Sai SpA (ordinary shares)	207,700	9,217,728
Fondiaria-Sai SpA (saving shares)	19,000	578,277
Muenchener Rueckversicherungs AG	126,300	22,258,748

		76,455,365

Real Estate Management & Development – 0.1%
Leopalace21 Corp.	44,000	899,071

		415,870,724

Materials – 17.5%
Chemicals – 5.1%
BASF SE	349,500	44,470,102
Mitsubishi Chemical Holdings Corp.	2,029,000	13,724,043
Mitsui Chemicals, Inc.	1,280,000	9,076,017

		67,270,162

240	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.4%
Buzzi Unicem SpA	194,400	$4,769,371
Italcementi SpA	27,800	565,505

		5,334,876

Metals & Mining – 10.5%
Antofagasta PLC	308,300	4,913,776
ArcelorMittal (Euronext Paris)	377,132	28,635,051
Cia Vale do Rio Doce (Sponsored) (ADR)	471,700	13,830,244
JFE Holdings, Inc.	656,000	29,229,903
Kazakhmys PLC	405,200	12,342,666
Nippon Steel Corp.	2,213,000	11,643,029
POSCO	23,500	12,925,533
Xstrata PLC	296,960	23,165,947

		136,686,149

Paper & Forest Products – 1.5%
Stora Enso Oyj – Class R	727,900	9,089,797
Svenska Cellulosa AB – Class B	643,200	10,557,937

		19,647,734

		228,938,921

Energy – 11.5%
International – 0.9%
LUKOIL (ADR)	162,250	12,071,400

Oil, Gas & Consumable Fuels – 10.6%
China Petroleum & Chemical Corp. – Class H	10,768,500	11,728,978
ENI SpA	800,400	27,638,762
Petro-Canada	284,000	13,593,335
Petroleo Brasileiro SA (Sponsored) (ADR)	43,900	4,299,127
Royal Dutch Shell PLC (Euronext Amsterdam)	1,079,952	38,618,602
StatoilHydro ASA	903,150	27,520,142
Total SA	190,800	14,368,013

		137,766,959

		149,838,359

Consumer Discretionary – 9.7%
Auto Components – 2.1%
Compagnie Generale des Etablissements Michelin – Class B	167,400	16,487,276
Hyundai Mobis	148,510	11,399,478

		27,886,754

Automobiles – 4.8%
Nissan Motor Co. Ltd.	3,605,700	32,425,960
Renault SA	285,900	30,547,408

		62,973,368

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	241

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 1.8%
Sharp Corp.	935,000	$17,014,721
Taylor Wimpey PLC	1,752,944	5,931,682

		22,946,403

Media – 1.0%
Lagardere SCA	174,400	13,702,207

		127,508,732

Information Technology – 7.5%
Computers & Peripherals – 3.8%
Asustek Computer, Inc.	2,249,000	6,208,916
Compal Electronics, Inc. (GDR)(b)	2,179,452	9,698,562
Fujitsu Ltd.	2,558,000	18,200,461
Toshiba Corp.	2,116,000	15,871,544

		49,979,483

Electronic Equipment & Instruments – 1.0%
AU Optronics Corp.	6,923,006	13,204,857

Semiconductors & Semiconductor Equipment – 2.7%
Hynix Semiconductor, Inc.(a)	433,500	11,147,602
Samsung Electronics Co. Ltd.	12,150	7,121,988
United Microelectronics Corp.	27,215,479	16,154,101

		34,423,691

		97,608,031

Utilities – 4.5%
Electric Utilities – 3.3%
E.ON AG	112,800	21,199,956
The Tokyo Electric Power Co. Inc	871,100	22,380,343

		43,580,299

Multi-Utilities – 1.2%
RWE AG	125,140	15,134,956

		58,715,255

Industrials – 4.2%
Aerospace & Defense – 1.1%
BAE Systems PLC	1,488,100	14,165,190

Airlines – 1.6%
Air France-KLM	298,000	8,028,837
Deutsche Lufthansa AG	547,700	12,818,879

		20,847,716

242	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Marine – 1.5%
Mitsui OSK Lines Ltd.	968,000	$12,572,263
Nippon Yusen KK	820,000	7,577,146

		20,149,409

		55,162,315

Telecommunication Services – 4.0%
Diversified Telecommunication Services – 2.0%
China Netcom Group Corp. Ltd.	5,620,000	17,324,627
Nippon Telegraph & Telephone Corp.	2,031	8,856,650

		26,181,277

Wireless Telecommunication Services – 2.0%
Vodafone Group PLC	7,993,937	25,736,173

		51,917,450

Health Care – 2.9%
Pharmaceuticals – 2.9%
AstraZeneca PLC	152,800	5,711,261
GlaxoSmithKline PLC	652,100	14,234,432
Sanofi-Aventis SA	249,319	18,427,814

		38,373,507

Consumer Staples – 2.3%
Food & Staples Retailing – 1.5%
Koninklijke Ahold NV	1,526,340	20,058,264

Food Products – 0.8%
Associated British Foods PLC	634,800	10,636,737

		30,695,001

Total Common Stocks (cost $1,214,234,922)		1,254,628,295

NON-CONVERTIBLE - PREFERRED STOCKS – 0.4%
Information Technology – 0.4%
Semiconductors & Semiconductor Equipment – 0.4%
Samsung Electronics Co. Ltd. (cost $5,490,011)	11,500	4,936,721

RIGHTS – 0.4%
Financials – 0.4%
Commercial Banks – 0.4%
Societe Generale(a) (cost $3,035,461)	42,095	4,625,558

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	243

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $30,589,333)	30,589,333	$30,589,333

Total Investments – 99.0% (cost $1,253,349,727)		1,294,779,907
Other assets less liabilities – 1.0%		13,539,512

Net Assets – 100.0%		$1,308,319,419

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	204	March 2008	$13,571,177	$11,524,041	$ (2,047,136)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the market value of this security amounted to $9,698,562 or 0.7% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

244	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Materials – 20.5%
Chemicals – 6.5%
Bayer AG	639,603	$49,252,520
Incitec Pivot Ltd.	111,900	15,198,497
Syngenta AG	77,605	22,312,164

		86,763,181

Metals & Mining – 14.0%
Anglo American PLC	500,575	31,773,149
BHP Billiton PLC	748,392	23,941,147
Cia Vale do Rio Doce (ADR)	818,600	28,520,024
Rio Tinto PLC	537,786	60,504,937
Xstrata PLC	559,764	43,667,373

		188,406,630

		275,169,811

Industrials – 14.0%
Aerospace & Defense – 1.7%
BAE Systems PLC	2,336,362	22,239,777

Commercial Services & Supplies – 0.4%
The Capita Group PLC	456,965	5,921,048

Electrical Equipment – 2.9%
ABB Ltd.	1,555,315	38,749,570

Industrial Conglomerates – 2.5%
Siemens AG	261,850	33,715,837

Machinery – 0.7%
NGK Insulators Ltd.	427,000	9,696,278

Trading Companies & Distributors – 5.8%
Mitsubishi Corp.	826,300	25,210,795
Mitsui & Co. Ltd.	2,441,000	53,085,475

		78,296,270

		188,618,780

Consumer Staples – 12.3%
Food & Staples Retailing – 1.5%
Tesco PLC	2,469,490	19,514,849

Food Products – 5.9%
Nestle SA	100,508	47,971,290
Unilever PLC	1,004,415	31,645,337

		79,616,627

Household Products – 2.1%
Reckitt Benckiser PLC	521,414	28,125,656

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	245

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – 1.2%
L’Oreal SA	139,496	$16,554,242

Tobacco – 1.6%
British American Tobacco PLC	554,179	20,779,894

		164,591,268

Financials – 10.5%
Capital Markets – 4.1%
3i Group PLC	709,235	11,462,477
ICAP PLC	1,060,239	13,201,540
Man Group PLC	2,808,114	30,636,235

		55,300,252

Commercial Banks – 1.1%
Banco Santander Central Hispano SA	340,714	6,088,401
China Construction Bank Corp. – Class H	10,781,000	8,168,290

		14,256,691

Diversified Financial Services – 2.9%
Deutsche Boerse AG	247,224	39,186,340

Insurance – 2.4%
Assicurazioni Generali SpA	233,164	10,021,615
QBE Insurance Group Ltd.	1,048,413	21,685,097

		31,706,712

		140,449,995

Telecommunication Services – 8.0%
Diversified Telecommunication Services – 2.9%
Telefonica SA	1,346,028	38,949,454

Wireless Telecommunication Services – 5.1%
America Movil SAB de CV Series L (ADR)	225,400	13,627,684
Turkcell Iletisim Hizmet AS (ADR)	424,500	10,710,135
Vodafone Group PLC	13,509,693	43,493,937

		67,831,756

		106,781,210

Health Care – 7.8%
Biotechnology – 1.0%
CSL Ltd./Australia	416,979	13,985,232

Health Care Equipment & Supplies – 3.6%
Alcon, Inc.	102,500	14,834,825
Essilor International SA	323,986	19,237,571
Smith & Nephew PLC	1,064,264	13,828,115

		47,900,511

246	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 3.2%
Roche Holding AG	93,157	$18,268,868
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	515,200	25,280,864

		43,549,732

		105,435,475

Energy – 7.1%
Energy Equipment & Services – 1.5%
Technip SA	111,261	9,083,032
WorleyParsons Ltd.	325,976	11,158,187

		20,241,219

Oil, Gas & Consumable Fuels – 5.6%
China Shenhua Energy Co. Ltd. – Class H	2,362,000	12,031,084
Gazprom OAO (Sponsored) (ADR)	251,125	12,757,150
Petroleo Brasileiro SA (ADR)	154,300	18,105,562
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	389,719	13,934,938
Total SA	237,462	17,881,850

		74,710,584

		94,951,803

Utilities – 6.9%
Electric Utilities – 2.2%
CEZ	98,620	7,225,631
E.ON AG	120,006	22,554,272

		29,779,903

Independent Power Producers & Energy Traders – 1.5%
Iberdrola Renovables(a)	1,118,219	6,960,264
International Power PLC	1,671,777	12,559,768

		19,520,032

Multi-Utilities – 3.2%
Suez SA	338,055	21,491,146
Veolia Environnement	240,588	21,405,981

		42,897,127

		92,197,062

Information Technology – 6.4%
Communications Equipment – 3.8%
Nokia OYJ	1,435,273	51,565,892

Office Electronics – 0.9%
Konica Minolta Holdings, Inc.	887,500	12,573,344

Software – 1.7%
Nintendo Co. Ltd.	44,600	22,206,128

		86,345,364

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	247

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 5.0%
Auto Components – 1.0%
Denso Corp.	337,500	$12,599,385

Automobiles – 1.7%
Porsche Automobil Holding SE	13,294	22,785,672

Media – 1.4%
Eutelsat Communications	487,591	13,410,145
SES (FDR)	228,493	5,647,516

		19,057,661

Specialty Retail – 0.9%
Esprit Holdings Ltd.	990,300	12,358,182

		66,800,900

Total Common Stocks (cost $1,165,579,536)		1,321,341,668

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $23,016,609)	23,016,609	23,016,609

Total Investments – 100.2% (cost $1,188,596,145)		1,344,358,277
Other assets less liabilities – (0.2)%		(2,464,987)

Net Assets – 100.0%		$1,341,893,290

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
FDR	– Fiduciary Depositary Receipt

See notes to financial statements.

248	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.5%
Industrials – 23.3%
Aerospace & Defense – 0.8%
Goodrich Corp.	92,300	$5,466,929

Airlines – 2.2%
Alaska Air Group, Inc.(a)	212,200	5,177,680
Continental Airlines, Inc. – Class B(a)	181,300	4,383,834
Skywest, Inc.	202,500	4,479,300

		14,040,814

Commercial Services & Supplies – 2.8%
IKON Office Solutions, Inc.	645,300	4,594,536
Kelly Services, Inc. – Class A	276,200	5,305,802
United Stationers, Inc.(a)	176,800	8,726,848

		18,627,186

Electrical Equipment – 3.9%
Acuity Brands, Inc.	103,600	4,600,876
Cooper Industries Ltd. – Class A	127,200	5,333,496
EnerSys(a)	334,800	7,697,052
Regal-Beloit Corp.	215,300	7,948,876

		25,580,300

Machinery – 7.0%
AGCO Corp.(a)	115,100	7,465,386
Briggs & Stratton Corp.	284,300	5,080,441
Kennametal, Inc.	261,300	7,935,681
Mueller Industries, Inc.	245,000	7,038,850
SPX Corp.	73,100	7,478,130
Terex Corp.(a)	156,200	10,535,690

		45,534,178

Road & Rail – 5.3%
Arkansas Best Corp.	232,800	6,218,088
Avis Budget Group, Inc.(a)	492,900	5,633,847
Con-way, Inc.	147,800	6,696,818
Ryder System, Inc.	167,900	9,672,719
Werner Enterprises, Inc.	359,500	6,395,505

		34,616,977

Trading Companies & Distributors – 1.3%
GATX Corp.	238,700	8,588,426

		152,454,810

Financials – 18.9%
Commercial Banks – 5.7%
Central Pacific Financial Corp.	328,500	6,073,965
The South Financial Group, Inc.	452,000	6,522,360
Susquehanna Bancshares, Inc.	285,000	5,668,650
Trustmark Corp.	250,261	4,945,157

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	249

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

UnionBanCal Corp.	64,800	$3,017,736
Webster Financial Corp.	246,800	6,902,996
Whitney Holding Corp.	162,000	3,889,620

		37,020,484

Insurance – 8.1%
Arch Capital Group Ltd.(a)	175,000	11,984,000
Aspen Insurance Holdings, Ltd.	343,500	9,940,890
Fidelity National Financial, Inc. – Class A	305,000	5,371,050
Old Republic International Corp.	376,000	5,158,720
PartnerRe Ltd.	14,800	1,137,972
Platinum Underwriters Holdings, Ltd.	289,800	9,998,100
RenaissanceRe Holdings Ltd.	35,000	1,921,500
StanCorp Financial Group, Inc.	157,700	7,741,493

		53,253,725

Real Estate Investment Trusts (REITs) – 3.6%
Ashford Hospitality Trust, Inc.	270,000	1,795,500
Digital Realty Trust, Inc.	171,300	6,149,670
FelCor Lodging Trust, Inc.	308,500	3,893,270
Mid-America Apartment Communities, Inc.	74,000	3,588,260
Strategic Hotels & Resorts, Inc.	101,000	1,438,240
Tanger Factory Outlet Centers	102,800	3,649,400
Taubman Centers, Inc.	66,300	3,232,125

		23,746,465

Thrifts & Mortgage Finance – 1.5%
Astoria Financial Corp.	224,900	5,885,633
Provident Financial Services, Inc.	322,000	3,860,780

		9,746,413

		123,767,087

Materials – 13.0%
Chemicals – 6.0%
Ashland, Inc.	179,200	7,915,264
Celanese Corp. – Class A Series A	84,800	3,298,720
Cytec Industries, Inc.	152,900	8,758,112
Lubrizol Corp.	61,900	3,608,770
Methanex Corp.	170,600	4,914,986
Rockwood Holdings, Inc.(a)	349,100	10,713,879

		39,209,731

Containers & Packaging – 2.1%
Aptargroup, Inc.	150,800	5,651,984
Silgan Holdings, Inc.	112,000	5,234,880
Sonoco Products Co.	113,300	3,191,661

		14,078,525

Metals & Mining – 4.9%
Cleveland-Cliffs, Inc.	33,390	3,988,769
Commercial Metals Co.	263,800	8,035,348

250	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Quanex Corp.	177,600	$9,137,520
Reliance Steel & Aluminum Co.	68,100	3,776,826
Steel Dynamics, Inc.	118,500	6,903,810

		31,842,273

		85,130,529

Consumer Staples – 10.2%
Beverages – 1.7%
Molson Coors Brewing Co. – Class B	210,400	11,353,184

Food & Staples Retailing – 4.4%
Performance Food Group Co.(a)	329,900	10,721,750
Ruddick Corp.	345,710	11,149,148
Supervalu, Inc.	275,900	7,242,375

		29,113,273

Food Products – 1.9%
Corn Products International, Inc.	49,700	1,824,487
Del Monte Foods Co.	409,800	3,680,004
Smithfield Foods, Inc.(a)	119,600	3,294,980
Tyson Foods, Inc. – Class A	248,900	3,586,649

		12,386,120

Tobacco – 2.2%
Universal Corp.	248,400	14,136,444

		66,989,021

Consumer Discretionary – 7.8%
Auto Components – 2.8%
ArvinMeritor, Inc.	618,700	6,985,123
Autoliv, Inc.	61,500	3,068,850
TRW Automotive Holdings Corp.(a)	387,100	8,547,168

		18,601,141

Automobiles – 0.4%
Thor Industries, Inc.	98,200	2,993,136

Hotels Restaurants & Leisure – 0.5%
Papa John’s International, Inc.(a)	117,600	3,075,240

Household Durables – 0.9%
Furniture Brands International, Inc.	304,500	3,958,500
KB Home	69,400	1,660,742

		5,619,242

Leisure Equipment & Products – 0.7%
Brunswick Corp.	301,900	4,917,951

Multiline Retail – 0.8%
Big Lots, Inc.(a)	197,450	3,327,032
Dillard’s, Inc. – Class A	113,300	1,675,707

		5,002,739

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	251

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 0.9%
AutoNation, Inc.(a)	320,438	$4,668,782
Office Depot, Inc.(a)	84,400	959,628

		5,628,410

Textiles Apparel & Luxury Goods – 0.8%
Jones Apparel Group, Inc.	240,100	3,387,811
VF Corp.	21,200	1,612,048

		4,999,859

		50,837,718

Information Technology – 7.4%
Communications Equipment – 1.1%
CommScope, Inc.(a)	170,500	7,140,540

Electronic Equipment & Instruments – 4.2%
Arrow Electronics, Inc.(a)	225,900	7,366,599
AVX Corp.	24,375	305,662
Checkpoint Systems, Inc.(a)	188,400	4,559,280
Flextronics International Ltd.(a)	46,097	467,424
Ingram Micro, Inc. – Class A(a)	188,500	2,878,395
Insight Enterprises, Inc.(a)	191,400	3,355,242
Sanmina-SCI Corp.(a)	504,600	832,590
Tech Data Corp.(a)	93,960	3,133,566
Vishay Intertechnology, Inc.(a)	522,800	4,773,164

		27,671,922

Semiconductors & Semiconductor Equipment – 2.1%
Amkor Technology, Inc.(a)	437,800	5,126,638
Spansion, Inc. – Class A(a)	310,000	852,500
Teradyne, Inc.(a)	183,000	2,194,170
Zoran Corp.(a)	387,700	5,323,121

		13,496,429

		48,308,891

Utilities – 6.0%
Electric Utilities – 2.9%
Allegheny Energy, Inc.	58,800	2,979,396
Northeast Utilities	289,500	7,344,615
Reliant Energy, Inc.(a)	378,000	8,618,400

		18,942,411

Gas Utilities – 1.0%
Atmos Energy Corp.	253,091	6,580,366

Independent Power Producers & Energy Traders – 0.7%
Constellation Energy Group, Inc.	55,300	4,885,755

252	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 1.4%
Puget Energy, Inc.	124,600	$3,326,820
Wisconsin Energy Corp.	135,500	5,910,510

		9,237,330

		39,645,862

Health Care – 4.6%
Health Care Providers & Services – 3.3%
Apria Healthcare Group, Inc.(a)	155,400	3,373,734
Kindred Healthcare, Inc.(a)	46,100	972,249
LifePoint Hospitals, Inc.(a)	174,678	4,377,431
Molina Healthcare, Inc.(a)	217,925	6,897,326
Omnicare, Inc.	118,800	2,492,424
Universal Health Services, Inc. – Class B	60,600	3,237,252

		21,350,416

Life Sciences Tools & Services – 1.3%
PerkinElmer, Inc.	354,100	8,788,762

		30,139,178

Energy – 3.3%
Energy Equipment & Services – 2.2%
Exterran Holdings, Inc.(a)	40,800	2,841,720
Oil States International, Inc.(a)	213,100	8,984,296
Rowan Cos., Inc.	71,000	2,862,010

		14,688,026

Oil, Gas & Consumable Fuels – 1.1%
Hess Corp.	77,700	7,240,086

		21,928,112

Total Common Stocks (cost $650,461,900)		619,201,208

SHORT-TERM INVESTMENTS – 5.3%
Investment Companies – 5.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $35,129,599)	35,129,599	35,129,599

Total Investments – 99.8% (cost $685,591,499)		654,330,807
Other assets less liabilities – 0.2%		1,020,103

Net Assets – 100.0%		$655,350,910

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	253

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Industrials – 22.8%
Aerospace & Defense – 1.5%
Hexcel Corp.(a)	464,900	$9,386,331

Air Freight & Logistics – 1.0%
CH Robinson Worldwide, Inc.	120,100	6,097,477

Commercial Services & Supplies – 3.7%
FTI Consulting, Inc.(a)	173,900	11,042,650
Stericycle, Inc.(a)	233,500	12,583,315

		23,625,965

Construction & Engineering – 2.4%
Chicago Bridge & Iron Co. NV	184,500	8,582,940
Granite Construction, Inc.	228,200	6,889,358

		15,472,298

Electrical Equipment – 4.6%
Ametek, Inc.	306,600	13,058,094
Baldor Electric Co.	404,800	11,605,616
EnerSys(a)	192,600	4,427,874

		29,091,584

Machinery – 8.0%
Astec Industries, Inc.(a)	225,600	8,541,216
Bucyrus International, Inc. – Class A	33,800	3,375,944
IDEX Corp.	363,575	10,965,422
Joy Global, Inc.	143,155	9,501,197
Kaydon Corp.	130,200	5,560,842
Lincoln Electric Holdings, Inc.	149,300	10,024,002
Valmont Industries, Inc.	33,100	2,644,690

		50,613,313

Trading Companies & Distributors – 1.6%
MSC Industrial Direct Co. – Class A	250,400	10,161,232

		144,448,200

Information Technology – 21.7%
Communications Equipment – 3.0%
Foundry Networks, Inc.(a)	856,100	10,161,907
Netgear, Inc.(a)	407,000	8,880,740

		19,042,647

Electronic Equipment & Instruments – 1.5%
Amphenol Corp. – Class A	256,580	9,485,763

Internet Software & Services – 4.1%
DealerTrack Holdings, Inc.(a)	358,800	7,344,636
Omniture, Inc.(a)	318,500	7,319,130
VistaPrint Ltd.(a)	368,600	11,581,412

		26,245,178

254	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 2.8%
Global Payments, Inc.	173,100	$6,866,877
Iron Mountain, Inc.(a)	351,100	10,561,088

		17,427,965

Semiconductors & Semiconductor Equipment – 6.1%
Hittite Microwave Corp.(a)	276,700	9,161,537
Integrated Device Technology, Inc.(a)	576,300	4,835,157
Intersil Corp. – Class A	174,800	4,067,596
Lam Research Corp.(a)	25,600	1,030,144
Microsemi Corp.(a)	385,400	8,382,450
On Semiconductor Corp.(a)	562,700	3,376,200
Verigy Ltd.(a)	382,600	7,690,260

		38,543,344

Software – 4.2%
Activision, Inc.(a)	419,154	11,421,946
McAfee, Inc.(a)	249,700	8,307,519
Synchronoss Technologies, Inc.(a)	424,700	6,829,176

		26,558,641

		137,303,538

Health Care – 17.4%
Biotechnology – 3.7%
Alexion Pharmaceuticals, Inc.(a)	183,800	11,140,118
BioMarin Pharmaceutical, Inc.(a)	141,300	5,375,052
OSI Pharmaceuticals, Inc.(a)	128,600	4,623,170
Savient Pharmaceuticals, Inc.(a)	113,200	2,567,376

		23,705,716

Health Care Equipment & Supplies – 7.1%
ArthroCare Corp.(a)	266,100	10,683,915
Hologic, Inc.(a)	222,400	13,412,944
NuVasive, Inc.(a)	290,700	11,203,578
TomoTherapy, Inc.(a)	723,200	9,524,544

		44,824,981

Health Care Providers & Services – 1.5%
HealthExtras, Inc.(a)	337,300	9,292,615

Life Sciences Tools & Services – 4.3%
AMAG Pharmaceuticals, Inc.(a)	202,300	8,854,671
Icon PLC SP (ADR)(a)	200,100	13,226,610
WuXi PharmaTech Cayman, Inc. (ADR)(a)	228,100	5,474,400

		27,555,681

Pharmaceuticals – 0.8%
Auxilium Pharmaceuticals, Inc.(a)	66,900	2,143,476
XenoPort, Inc.(a)	61,200	3,131,604

		5,275,080

		110,654,073

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	255

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 13.8%
Diversified Consumer Services – 1.7%
Strayer Education, Inc.	69,900	$10,883,430

Hotels, Restaurants & Leisure – 5.1%
Ctrip.com International Ltd. (ADR)	96,600	5,855,892
Gaylord Entertainment Co.(a)	78,100	2,350,029
Life Time Fitness, Inc.(a)	251,600	7,311,496
Orient-Express Hotels Ltd. – Class A	151,600	8,212,172
Sonic Corp.(a)	391,300	8,346,429

		32,076,018

Internet & Catalog Retail – 1.4%
NetFlix, Inc.(a)	284,900	8,997,142

Media – 1.5%
National CineMedia, Inc.	434,100	9,354,855

Specialty Retail – 3.1%
Dick’s Sporting Goods, Inc.(a)	380,900	10,505,222
GameStop Corp. – Class A(a)	118,000	4,998,480
J Crew Group, Inc.(a)	106,000	4,245,300

		19,749,002

Textiles Apparel & Luxury Goods – 1.0%
Lululemon Athletica, Inc.(a)	241,500	6,496,350

		87,556,797

Energy – 11.1%
Energy Equipment & Services – 6.8%
Cameron International Corp.(a)	223,700	9,502,776
Complete Production Services, Inc.(a)	431,900	8,387,498
FMC Technologies, Inc.(a)	116,500	6,600,890
Grant Prideco, Inc.(a)	132,000	6,662,040
Oceaneering International, Inc.(a)	87,300	5,238,000
Superior Energy Services, Inc.(a)	165,100	6,717,919

		43,109,123

Oil, Gas & Consumable Fuels – 4.3%
Bill Barrett Corp.(a)	164,400	7,618,296
Forest Oil Corp.(a)	134,100	6,615,153
Newfield Exploration Co.(a)	151,400	8,384,532
Penn Virginia Corp.	106,400	4,528,384

		27,146,365

		70,255,488

Financials – 6.8%
Capital Markets – 6.5%
Affiliated Managers Group, Inc.(a)	71,450	6,884,208
Greenhill & Co., Inc.	154,320	10,032,343
Lazard Ltd. – Class A	239,000	9,127,410

256	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

MF Global Ltd.(a)	322,300	$5,656,365
OptionsXpress Holdings, Inc.	265,100	6,139,716
Pzena Investment Management, Inc. – Class A	305,000	3,318,400

		41,158,442

Commercial Banks – 0.3%
Boston Private Financial Holdings, Inc.	134,800	1,856,196

		43,014,638

Telecommunication Services – 2.8%
Diversified Telecommunication Services – 1.3%
Cbeyond, Inc.(a)	206,000	3,376,340
Time Warner Telecom, Inc. – Class A(a)	290,500	4,630,570

		8,006,910

Wireless Telecommunication Services – 1.5%
SBA Communications Corp. – Class A(a)	309,900	9,622,395

		17,629,305

Materials – 0.8%
Metals & Mining – 0.8%
Allegheny Technologies, Inc.	66,180	5,119,023

Total Common Stocks (cost $621,188,291)		615,981,062

SHORT-TERM INVESTMENTS – 3.6%
Investment Companies – 3.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $22,820,052)	22,820,052	22,820,052

Total Investments – 100.8% (cost $644,008,343)		638,801,114
Other assets less liabilities – (0.8)%		(5,200,942)

Net Assets – 100.0%		$633,600,172

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	257

Small-Mid Cap Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 23.5%
Treasuries – 23.5%
U.S. Treasury Bonds 4.75%, 8/15/17	$30,915	$33,890,569
U.S. Treasury Notes 3.50%, 8/15/09(a)	50,618	52,021,840
4.50%, 5/15/17	29,235	31,493,872
4.625%, 11/30/08	112,681	115,145,897
4.75%, 12/31/08	51,720	52,992,777
4.875%, 5/31/11	24,720	26,966,034

Total Governments - Treasuries (cost $301,299,398)		312,510,989

CORPORATES - INVESTMENT GRADES – 21.0%
Financial Institutions – 13.2%
Banking – 5.7%
Bank of America Corp. 3.375%, 2/17/09	3,010	3,013,145
BB&T Corp. 6.50%, 8/01/11	3,035	3,250,840
Citigroup, Inc. 3.625%, 2/09/09	6,640	6,643,074
Comerica, Inc. 4.80%, 5/01/15	2,380	2,238,669
Compass Bank 6.40%, 10/01/17	1,615	1,686,662
Credit Suisse USA, Inc. 4.70%, 6/01/09	6,625	6,725,667
Marshall & Ilsley Corp. 4.375%, 8/01/09	5,123	5,165,275
Morgan J P & Co., Inc. 6.25%, 1/15/09	6,120	6,244,261
National City Bank of Pennsylvania 6.25%, 3/15/11	6,470	6,578,560
NB Capital Trust IV 8.25%, 4/15/27	3,345	3,478,235
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(b)	783	807,948
UBS Preferred Funding Trust I 8.622%, 10/01/10(b)	1,377	1,516,050
Union Planters Corp. 7.75%, 3/01/11	3,867	4,221,542
UnionBanCal Corp. 5.25%, 12/16/13	5,212	5,165,785
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	2,429	2,493,473

258	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

US Bancorp 5.30%, 4/28/09	$6,550	$6,685,827
Wachovia Corp. 5.625%, 12/15/08	2,856	2,888,933
Wells Fargo & Co. 3.125%, 4/01/09	6,700	6,651,284

		75,455,230

Brokerage – 2.7%
The Bear Stearns Co., Inc. 3.25%, 3/25/09	6,820	6,705,226
7.625%, 12/07/09	6,475	6,745,357
Lehman Brothers Holdings, Inc. 3.60%, 3/13/09	6,715	6,600,577
7.875%, 11/01/09	2,726	2,853,342
Merrill Lynch & Co., Inc. Series MTNC 4.125%, 1/15/09	6,760	6,730,418
Morgan Stanley 5.05%, 1/21/11	6,635	6,791,321

		36,426,241

Finance – 2.5%
American Express Co. 4.75%, 6/17/09	2,976	2,987,839
American General Finance Corp. 4.625%, 5/15/09	5,240	5,239,597
Capital One Bank 5.00%, 6/15/09	4,160	4,133,696
Capital One Financial Corp. 6.75%, 9/15/17	395	397,165
CIT Group, Inc. 3.375%, 4/01/09	6,860	6,665,697
General Electric Capital Corp. 3.125%, 4/01/09	6,730	6,729,172
Household Finance Corp. 4.125%, 12/15/08	6,690	6,709,548

		32,862,714

Insurance – 1.1%
Allstate Life Global Funding Trust
Series 04-1 4.50%, 5/29/09	2,911	2,951,888
Genworth Financial, Inc. 5.231%, 5/16/09	2,218	2,250,915
UnitedHealth Group, Inc. 4.125%, 8/15/09	2,429	2,442,852
WellPoint, Inc. 4.25%, 12/15/09	6,800	6,867,803

		14,513,458

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	259

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other Finance – 0.2%
ORIX Corp. 5.48%, 11/22/11	$3,130	$3,126,391

REITS – 1.0%
Simon Property Group LP 3.75%, 1/30/09	6,665	6,616,486
5.00%, 3/01/12	6,630	6,503,380

		13,119,866

		175,503,900

Industrial – 6.3%
Basic – 0.2%
Celulosa Arauco Y Constitucion 8.625%, 8/15/10	1,506	1,678,112
United States Steel Corp. 5.65%, 6/01/13	460	448,258

		2,126,370

Capital Goods – 0.5%
Caterpillar Financial Services 4.50%, 6/15/09	3,478	3,532,747
Illinois Tool Works, Inc. 5.75%, 3/01/09	2,624	2,691,062

		6,223,809

Communications - Media – 0.5%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	6,350	6,564,687

Communications - Telecommunications – 1.7%
AT&T, Inc. 4.125%, 9/15/09	6,670	6,757,144
Nextel Communications, Inc. Series E 6.875%, 10/31/13	6,796	5,334,860
Qwest Corp. 8.875%, 3/15/12	3,930	4,101,937
Vodafone Group PLC 7.75%, 2/15/10	6,160	6,612,797

		22,806,738

Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 7.20%, 9/01/09	5,900	6,191,967

Consumer Cyclical - Retailers – 0.0%
Limited Brands, Inc. 6.90%, 7/15/17	846	789,062

260	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.0%
Abbott Laboratories 3.50%, 2/17/09	$3,250	$3,261,287
Cia Brasileira De Bebida 8.75%, 9/15/13	2,274	2,615,100
Kraft Foods, Inc. 4.125%, 11/12/09	1,639	1,652,710
Baxter FinCo BV 4.75%, 10/15/10	5,757	6,002,001

		13,531,098

Energy – 0.7%
ConocoPhillips 6.375%, 3/30/09	2,828	2,913,397
Vastar Resources, Inc. 6.50%, 4/01/09	6,390	6,609,759

		9,523,156

Technology – 0.3%
Electronic Data Systems Corp. Series B 6.50%, 8/01/13	1,550	1,585,258
International Business Machines Corp. 5.375%, 2/01/09	2,869	2,926,343

		4,511,601

Transportation - Airlines – 0.2%
United Air Lines, Inc. 6.636%, 7/02/22	2,534	2,388,471

Transportation - Railroads – 0.2%
Norfolk Southern Corp. 6.20%, 4/15/09	2,700	2,782,909

Transportation - Services – 0.5%
FedEx Corp. 3.50%, 4/01/09	6,715	6,712,186

		84,152,054

Utility – 1.5%
Electric – 1.5%
Constellation Energy Group, Inc. 6.125%, 9/01/09	6,420	6,602,052
Pacific Gas & Electric Co. 3.60%, 3/01/09	6,660	6,689,517
PPL Electric Utilities Corp. 6.25%, 8/15/09	6,380	6,648,623

		19,940,192

Total Corporates - Investment Grades (cost $278,312,842)		279,596,146

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	261

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 12.6%
Agency ARMS – 9.3%
Federal Home Loan Mortgage Corp. Series 2006 6.158%, 12/01/36(c)	$5,259	$5,431,093
Series 2007 5.934%, 11/01/36(c)	9,288	9,595,731
5.944%, 2/01/37(c)	6,452	6,660,210
5.975%, 3/01/37(c)	11,256	11,630,969
6.03%, 10/01/37(c)	71	72,923
6.044%, 3/01/37(c)	9,613	9,921,153
6.093%, 1/01/37(c)	8,034	8,316,243
Federal National Mortgage Association Series 2006 5.463%, 5/01/36(c)	3,622	3,749,347
5.759%, 10/01/36(c)	5,199	5,380,624
5.848%-5.85%, 10/01/36-11/01/36(c)	19,029	19,730,176
5.912%, 6/01/36(c)	6,763	7,012,741
5.915%, 6/01/36(c)	10,644	11,036,001
Series 2007 5.525%, 3/01/37(c)	5,076	5,194,137
5.744%, 12/01/36(c)	4,517	4,681,756
5.786%, 8/01/37(c)	15,053	15,973,816

		124,386,920

Agency Fixed Rate 30-Year – 2.4%
Federal Gold Loan Mortgage Corp. Series 2007 6.00%, 7/01/37-9/01/37	15,135	15,465,961
7.00%, 2/01/37	15,351	16,142,907

		31,608,868

Agency Fixed Rate 15-Year – 0.9%
Federal National Mortgage Association Series 1996 6.00%, 12/01/09	1	507
Series 1998 6.00%, 10/01/13-12/01/13	55	57,479
Series 2001 6.00%, 11/01/16	205	212,647
Series 2002 6.00%, 12/01/17	105	108,450
Series 2005 6.00%, 6/01/17-6/01/20	548	565,139
Series 2006 6.00%, 5/01/21-1/01/22	8,745	9,050,670
Series 2007 6.00%, 2/01/22	1,844	1,905,598

		11,900,490

Total Mortgage Pass-Thru’s (cost $163,077,264)		167,896,278

262	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.7%
Non-Agency Fixed Rate CMBS – 7.2%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	$4,100	$3,854,809
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	10,615	10,864,556
Series 2007-PW18, Class A4 5.70%, 6/11/50	3,100	2,939,575
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39	3,500	3,296,024
First Union-Lehman Brothers-Bank of America Series 1998-C2, Class A2 6.56%, 11/18/35	179	178,305
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	5,665	5,557,351
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	8,500	8,314,321
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A2 5.198%, 12/15/44	5,847	5,739,413
Series 2006-CB17, Class A4 5.429%, 12/12/43	3,300	3,122,036
Series 2007-LD11, Class C 5.819%, 6/15/49	7,760	5,655,152
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class C 5.936%, 7/15/44	10,000	7,407,822
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4 6.462%, 3/15/31	5,900	6,046,608
Series 2003-C5, Class A3 4.254%, 7/15/27	7,435	7,287,020
Series 2004-C7, Class A2 3.992%, 10/15/29	15,840	15,635,214
Series 2007-C7, Class A3 5.866%, 9/15/45	3,800	3,670,723
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	277	276,833

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	263

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2007-C32, Class C 5.741%, 6/15/49	$7,500	$5,439,358

		95,285,120

Non-Agency Floating Rate CMBS – 2.5%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 3.431%, 3/15/22(c)(d)	2,500	2,375,000
Commercial Mortgage Pass-Through Certificates Series 2005-F10A, Class A1 3.221%, 4/15/17(c)(d)	420	419,598
Series 2005-FL11, Class D 3.461%, 11/15/17(c)(d)	1,808	1,699,056
Series 2007-FL14, Class C 3.435%, 6/15/22(c)(d)	7,300	6,837,649
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 3.591%, 10/15/21(c)(d)	4,900	4,820,426
Series 2007-TFLA, Class A2 3.241%, 2/15/22(c)(d)	8,000	7,439,834
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA, Class C 3.431%, 10/15/17(c)(d)	2,400	2,396,084
Morgan Stanley Capital I Series 2005-XLF, Class G 3.492%, 8/15/19(c)(d)	2,000	1,900,000
Series 2005-XLF, Class H 3.512%, 8/15/19(c)(d)	1,000	945,000
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 3.521%, 9/15/21(c)(d)	2,600	2,333,333
Series 2007-WHL8, Class E 3.521%, 6/15/20(c)(d)	2,725	2,402,449

		33,568,429

Total Commercial Mortgage-Backed Securities (cost $138,381,356)		128,853,549

ASSET-BACKED SECURITIES – 9.6%
Home Equity Loans - Floating Rate – 5.1%
ACE Securities Corp. Series 2003-OP1, Class A2 3.495%, 12/25/33(c)	18	13,032
BNC Mortgage Loan Trust Series 2007-2, Class M5 4.035%, 5/25/37(c)	1,200	123,600

264	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Countrywide Asset-Backed Certificates Series 2007-10, Class 2A2 3.255%, 6/25/30(c)	$2,500	$2,254,298
First Franklin Mortgage Loan Trust Series 2004-FF4, Class A2 3.425%, 6/25/34(c)	83	65,104
Home Equity Mortgage Trust Series 2005-3, Class M1 3.675%, 11/25/35(c)	644	579,388
Series 2006-1, Class A2 5.30%, 5/25/36(e)	4,010	1,406,410
Household Home Equity Loan Trust Series 2006-1, Class M1 3.394%, 1/20/36(c)	1,899	1,653,982
Series 2007-2, Class A2V 3.274%, 7/20/36(c)	2,800	2,621,500
HSI Asset Securitization Corp. Series 2006-OPT1, Class 2A1 3.215%, 12/25/35(c)	541	540,120
Indymac Residential Asset Backed Trust Series 2007-B, Class 2A2 3.295%, 7/25/37(c)	3,350	3,034,892
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 3.335%, 6/25/37(c)(d)	3,700	3,343,875
Lehman XS Trust Series 2005-2, Class 1M1 3.635%, 8/25/35(c)(f)	5,000	3,350,000
Series 2006-1, Class 1M1 3.585%, 2/25/36(c)(f)	4,000	2,200,000
Master Asset Backed Securities Trust Series 2006-WMC1, Class A2 3.245%, 2/25/36(c)	2,000	1,954,811
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 3.255%, 4/25/37(c)	5,769	5,671,943
Series 2007-3, Class A2B 3.265%, 6/25/37(c)	4,060	3,660,346
Series 2007-5, Class 2A1 3.835%, 10/25/37(c)	4,982	4,938,743
Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV2 3.265%, 6/25/37(c)	3,100	2,811,796
Newcastle Mortgage Securities Trust Series 2006-1, Class A2 3.255%, 3/25/36(c)	5,800	5,742,000
Series 2007-1, Class 2A1 3.265%, 4/25/37(c)	3,698	3,574,206

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	265

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Novastar Home Loan Equity Series 2007-2, Class A2B 3.295%, 9/25/37(c)	$3,125	$2,736,937
Series 2007-2, Class M1 3.435%, 9/25/37(c)	4,935	1,665,316
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 3.235%, 7/25/36(c)	4,215	4,110,944
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 3.265%, 7/25/37(c)	4,185	4,077,759
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 3.585%, 6/25/36(c)	2,000	1,540,387
Wells Fargo Home Equity Trust Series 2006-1, Class A2 3.225%, 5/25/36(c)	4,283	4,235,168

		67,906,557

Home Equity Loans - Fixed Rate – 2.9%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,901	2,646,610
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF2 2.645%, 4/25/34	388	375,684
Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2, Class AF3 4.871%, 8/25/35	4,484	4,460,533
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	3,500	2,521,495
Credit-Based Asset Servicing & Securities, Inc. Series 2003-CB1, Class AF 3.45%, 1/25/33(e)	1,621	1,419,201
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	1,524,918
Series 2005-CB4, Class AF2 4.751%, 8/25/35	1,859	1,672,390
Series 2005-RP2, Class AF2 5.75%, 9/25/35(d)	1,800	1,751,625
Series 2007-CB4, Class A2A 5.844%, 4/25/37	2,500	2,490,551
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(d)	5,500	5,336,717

266	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	$1,076	$1,022,250
Series 2006-5, Class A1 5.50%, 1/25/37	2,925	1,317,752
Household Home Equity Loan Trust Series 2007-1, Class A2F 5.60%, 3/20/36	7,610	7,128,101
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(d)	147	109,965
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(d)	2,144	2,149,536
Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(d)(g)	11,483	2,196,038

		38,123,366

Autos - Floating Rate – 0.8%
Capital Auto Receivables Asset Trust FRN Series 2007-SN2, Class A2 3.901%, 1/15/10(c)(d)	7,000	6,978,125
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 3.184%, 4/20/13(c)	4,360	4,257,816

		11,235,941

Other ABS - Floating Rate – 0.4%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 3.81%, 2/25/42(c)(d)	3,600	3,366,000
Neapolitan Segregated Portfolio Series 2007-1A, Class I 4.122%, 3/30/46(c)(d)(f)	1,100	77,000
Petra CRE CDO Ltd. Series 2007-1A, Class C 4.235%, 2/25/47(c)(d)	1,865	1,433,428
SLM Student Loan Trust Series 2005-10, Class A2 3.341%, 4/27/15(c)	163	162,411

		5,038,839

Credit Cards - Floating Rate – 0.3%
Chase Issuance Trust Series 2006-A1, Class A 3.161%, 4/15/13(c)	4,000	3,909,376

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	267

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(d)	$1,600	$1,392,000

Total Asset-Backed Securities (cost $148,405,177)		127,606,079

CMOS – 5.7%
Non-Agency Floating Rate – 2.4%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 3.605%, 2/25/36(c)(f)	4,155	1,454,250
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 4.705%, 9/25/45(c)	127	113,421
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 5.522%, 12/25/35(c)	1,394	1,319,110
Series 2006-OA14, Class 3A1 5.372%, 11/25/46(c)	2,223	1,967,203
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 3.615%, 2/25/35(c)	167	144,071
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 3.325%, 8/25/47(c)	2,940	2,306,611
Deutsche ALT-A Securities, Inc. Mortgage Loan Series 2005-AR1, Class 1A1 3.445%, 8/25/35(c)	146	117,485
Homebanc Mortgage Trust Series 2005-4, Class A2 3.465%, 10/25/35(c)	4,409	3,155,539
Lehman XS Trust Series 2007-2N, Class M1 3.475%, 2/25/37(c)(f)	3,600	1,427,250
MLCC Mortgage Investors, Inc. FRN Series 2004-A, Class A1 3.365%, 4/25/29(c)	127	115,582
MortgageIT Trust Series 2005-4, Class M1 3.585%, 10/25/35(c)	1,729	1,062,278
Sequoia Mortgage Trust Series 2007-3, Class 1A1 3.314%, 7/20/36(c)	3,998	3,424,258

268	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 3.365%, 5/25/35(c)	$216	$166,348
Series 2005-9, Class 2A1 5.726%, 5/25/35(c)	1,222	1,083,642
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 3.449%, 10/19/34(c)	793	675,473
Washington Mutual Mortgage Pass Through Series 2006-AR11, Class 1A 5.482%, 9/25/46(c)	3,750	3,220,354
Series 2006-AR11, Class 3A1A 5.442%, 9/25/46(c)	1,406	1,163,666
Series 2006-AR4, Class 1A1B 5.462%, 5/25/46(c)	1,615	1,382,583
Series 2006-AR9, Class 1AB2 3.355%, 8/25/46(c)	4,575	4,359,853
Series 2007-OA1, Class A1A 5.222%, 2/25/47(c)	3,497	2,887,075

		31,546,052

Non-Agency ARMS – 1.9%
Adjustable Rate Mortgage Trust Series 2005-4, Class 3A1 4.963%, 8/25/35(b)	4,133	4,049,189
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.40%, 2/25/36(b)	3,643	2,928,631
Series 2007-1, Class 21A1 5.731%, 1/25/47(b)	7,352	6,118,582
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.11%, 5/25/35(b)	3,021	2,968,393
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.223%, 5/25/36(b)	1,628	1,482,567
JPMorgan Alternative Loan Trust Series 2006-A4, Class A1 5.95%, 9/25/36(b)	5,522	5,480,129
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.235%, 8/25/35(b)	2,611	2,563,761

		25,591,252

Non-Agency Fixed Rate – 0.9%
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	1,684	1,683,633

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	269

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.077%, 6/26/35(d)	$2,694	$2,663,457
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	1,636	1,614,573
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	6,125	6,275,282

		12,236,945

Agency Floating Rate – 0.5%
Federal National Mortgage Association Series 2003-52, Class FV 4.135%, 5/25/31(c)	3,854	3,897,717
Series 2003-W13, Class AV2 3.415%, 10/25/33(c)	471	470,807
Freddie Mac Reference REMIC Series 2006-R008, Class FK 3.521%, 7/15/23(c)	1,921	1,886,079

		6,254,603

Total CMOs (cost $88,333,859)		75,628,852

INFLATION-LINKED SECURITIES – 2.5%
U.S. Treasury Notes 3.875%, 1/15/09 (TIPS) (cost $31,754,192)	31,491	32,797,552

AGENCIES – 1.4%
Agency Debentures – 1.4%
Federal Home Loan Bank 5.125%, 6/13/08 (cost $18,504,652)	18,520	18,638,620

SHORT-TERM INVESTMENTS – 11.1%
Time Deposit – 11.1%
State Street Euro Dollar 2.35%, 3/03/08 (cost $147,326,782)	147,327	147,326,782

Total Investments – 97.1% (cost $1,315,395,515)		1,290,854,847
Other assets less liabilities – 2.9%		38,785,916

Net Assets – 100.0%		$1,329,640,763

270	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	982	June 2008	$110,692,660	$112,193,500	$1,500,840
U.S. T-Note 5 Yr Futures	1,530	June 2008	326,707,250	328,830,470	2,123,221

Sold Contracts
U.S. T-Note 10 Yr Futures	903	June 2008	103,245,084	105,904,969	(2,659,884)

					$964,177

(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $770,801.

(b)	Variable rate coupon, rate shown as of February 29, 2008.

(c)	Floating Rate Security. Stated interest rate was in effect at February 29, 2008.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the aggregate market value of these securities amounted to $64,366,195 or 4.8% of net assets.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 29, 2008.

(f)	Illiquid security, valued at fair value. (See note A)

(g)	IO – Interest Only

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Portfolio’s total exposure to subprime investments was 7.66%. These investments are valued in accordance with the Portfolio’s Valuation Policies.

Glossary:

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	271

Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 28.7%
Financial Institutions – 14.1%
Banking – 5.6%
Bank of America Corp. 3.375%, 2/17/09(a)	$1,970	$1,972,059
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11(a)	170	186,273
BankAmerica Capital II Series 2 8.00%, 12/15/26(a)	1,950	2,024,576
Barclays Bank PLC 8.55%, 6/15/11(a)(b)(c)	961	1,031,793
Citicorp Series MTNF 6.375%, 11/15/08(a)	761	776,393
Citigroup, Inc. 3.625%, 2/09/09(a)	4,345	4,347,012
4.625%, 8/03/10(a)	2,357	2,411,944
5.286%, 6/09/09(a)(d)	421	418,474
Compass Bank 5.50%, 4/01/20(a)	4,989	4,824,308
Credit Suisse First Boston USA, Inc. 5.50%, 8/15/13(a)	1,812	1,899,748
Deutsche Bank Ag London 5.00%, 10/12/10(a)	4,225	4,431,307
Huntington National Bank 4.375%, 1/15/10(a)	517	511,779
JPMorgan Chase & Co. 6.75%, 2/01/11(a)	4,225	4,537,806
JPMorgan Chase Capital XXV Series Y 6.80%, 10/01/37(a)	733	686,166
KeyBank NA 7.00%, 2/01/11(a)	3,140	3,347,874
Marshall & Ilsley Bank 5.00%, 1/17/17(a)	3,700	3,478,751
Marshall & Ilsley Corp. 4.375%, 8/01/09(a)	3,377	3,404,867
5.626%, 8/17/09(a)	2,022	2,078,177
MBNA Corp. 4.625%, 9/15/08(a)	1,362	1,370,470
Morgan J P & Co., Inc. 6.25%, 1/15/09(a)	3,759	3,835,323
MUFG Capital Finance 1 Ltd. 6.346%, 7/29/49(a)(b)	770	674,781
National City Bank of Pennsylvania 6.25%, 3/15/11(a)	4,245	4,316,227

272	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

National City Bank/Cleveland OH 6.20%, 12/15/11(a)	$4,225	$4,497,382
RBS Capital Trust III 5.512%, 9/30/14(a)(b)	562	514,926
Regions Financial Corp 6.375%, 5/15/12(a)	4,250	4,453,358
Resona Bank Ltd. 5.85%, 4/15/16(a)(b)(c)	330	286,809
Resona Preferred Global Securities 7.191%, 7/30/15(a)(b)(c)	619	576,388
SouthTrust Corp. 5.80%, 6/15/14(a)	3,315	3,448,038
Standard Chartered PLC 6.409%, 1/30/17(a)(b)(c)	4,800	4,241,592
Suntrust Bank Series CD 5.244%, 6/02/09(a)(d)	591	577,525
UBS Preferred Funding Trust I 8.622%, 10/01/10(a)(b)	2,319	2,553,173
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	1,913	2,121,414
Union Bank of California 5.95%, 5/11/16(a)	1,005	983,921
Union Planters Corp. 7.75%, 3/01/11(a)	2,817	3,075,274
Royal Bank of Scotland Group PLC 6.40%, 4/01/09(a)	2,824	2,898,957
US Bancorp 5.30%, 4/28/09(a)	4,260	4,348,340
Wachovia Corp. 5.35%, 3/15/11(a)	2,205	2,290,133
5.625%, 12/15/08(a)	1,324	1,339,267
Washington Mutual, Inc. 4.00%, 1/15/09(a)	2,185	2,118,462
4.20%, 1/15/10(a)	341	321,939
Wells Fargo & Co. 4.20%, 1/15/10(a)	1,808	1,839,027
Zions Bancorporation 5.50%, 11/16/15(a)	1,420	1,329,509

		96,381,542

Brokerage – 2.2%
Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	4,125	3,584,266
7.625%, 12/07/09(a)	4,078	4,248,273
The Goldman Sachs Group, Inc. 3.875%, 1/15/09(a)	3,321	3,326,629
4.75%, 7/15/13(a)	1,876	1,894,929

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	273

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.125%, 1/15/15(a)	$1,590	$1,585,734
7.35%, 10/01/09(a)	899	955,146
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	1,564	1,469,983
6.50%, 7/19/17(a)	1,315	1,299,885
7.875%, 11/01/09(a)	1,780	1,863,151
Series MTNG 4.80%, 3/13/14(a)	1,065	1,025,462
Merrill Lynch & Co., Inc. 6.00%, 2/17/09(a)	4,146	4,206,374
6.05%, 5/16/16(a)	1,607	1,589,484
Series MTNC 4.125%, 1/15/09-9/10/09(a)	2,833	2,826,556
Morgan Stanley 5.05%, 1/21/11(a)	4,375	4,478,075
6.75%, 4/15/11(a)	4,135	4,424,450

		38,778,397

Finance – 3.1%
American Express Centurion 4.375%, 7/30/09(a)	2,567	2,588,560
American Express Co. 4.75%, 6/17/09(a)	1,922	1,929,646
American General Finance Corp. 4.625%, 5/15/09(a)	2,620	2,619,798
Series MTNG 5.375%, 9/01/09(a)	1,705	1,743,664
Capital One Bank 4.25%, 12/01/08(a)	1,515	1,502,789
5.00%, 6/15/09(a)	4,275	4,247,969
Capital One Financial Corp. 4.80%, 2/21/12(a)	665	632,396
5.50%, 6/01/15(a)	484	446,522
6.75%, 9/15/17(a)	383	385,099
CIT Group, Inc. 3.375%, 4/01/09(a)	3,725	3,619,493
5.125%, 9/30/14(a)	1,815	1,538,681
5.85%, 9/15/16(a)	3,790	3,234,663
Countrywide Financial Corp. 6.25%, 5/15/16(a)	1,806	1,552,681
Series MTN 5.80%, 6/07/12(a)	1,272	1,143,289
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)	1,151	1,011,702
General Electric Capital Corp. 4.00%, 2/17/09(a)	880	888,448
4.375%, 11/21/11(a)	1,213	1,245,438
6.75%, 3/15/32(a)	3,134	3,360,112

274	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Household Finance Corp. 4.125%, 12/15/08(a)	$1,555	$1,559,544
HSBC Finance Corp. 6.50%, 11/15/08(a)	4,771	4,858,987
7.00%, 5/15/12(a)	2,095	2,267,069
International Lease Finance Corp. 6.375%, 3/15/09(a)	4,190	4,297,855
iStar Financial, Inc. 5.15%, 3/01/12(a)	1,544	1,289,581
5.65%, 9/15/11(a)	2,350	2,014,733
SLM Corp. 5.375%, 5/15/14(a)	3,490	2,983,133

		52,961,852

Insurance – 1.9%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16(a)	1,820	1,897,394
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09(a)	1,884	1,910,463
Assurant, Inc. 5.625%, 2/15/14(a)	1,028	999,450
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10(a)	1,656	1,708,980
GE Global Ins 7.00%, 2/15/26(a)	3,065	3,222,820
Genworth Financial, Inc. 4.75%, 6/15/09(a)	1,651	1,665,557
5.231%, 5/16/09(a)	1,462	1,483,696
Humana, Inc. 6.30%, 8/01/18(a)	1,094	1,120,754
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(c)	993	1,019,307
Prudential Financial, Inc. 5.15%, 1/15/13(a)	2,545	2,597,452
UnitedHealth Group, Inc. 4.125%, 8/15/09(a)	1,589	1,598,062
5.25%, 3/15/11(a)	4,300	4,422,292
WellPoint, Inc. 4.25%, 12/15/09(a)	4,327	4,370,144
XL Capital Ltd. 5.25%, 9/15/14(a)	4,520	4,135,936

		32,152,307

REITS – 1.3%
ERP Operating LP 5.25%, 9/15/14(a)	4,570	4,275,578
HCP, Inc. 6.00%, 1/30/17(a)	4,630	4,003,510

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	275

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Health Care REIT, Inc. 6.20%, 6/01/16(a)	$3,980	$3,577,483
Healthcare Realty Trust, Inc. 5.125%, 4/01/14(a)	2,373	2,176,774
Mack-Cali Realty LP 7.25%, 3/15/09(a)	665	686,429
Simon Property Group LP 5.00%, 3/01/12(a)	4,335	4,252,210
5.625%, 8/15/14(a)	3,236	3,251,834

		22,223,818

		242,497,916

Industrial – 12.7%
Basic – 1.0%
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16(a)	3,132	3,444,235
Celulosa Arauco Y Constitucion 8.625%, 8/15/10(a)	999	1,113,170
The Dow Chemical Co. 7.375%, 11/01/29(a)	220	239,742
International Paper Co. 4.25%, 1/15/09(a)	1,772	1,776,926
5.30%, 4/01/15(a)	2,625	2,574,624
Lubrizol Corp. 4.625%, 10/01/09(a)	805	819,511
Packaging Corp. of America 5.75%, 8/01/13(a)	1,099	1,130,260
United States Steel Corp. 5.65%, 6/01/13(a)	3,901	3,801,427
7.00%, 2/01/18(a)	1,260	1,248,036
Westvaco Corp. 8.20%, 1/15/30(a)	670	683,015
Weyerhaeuser Co. 5.95%, 11/01/08(a)	1,083	1,099,953

		17,930,899

Capital Goods – 1.2%
Boeing Capital Corp. 4.75%, 8/25/08(a)	1,615	1,631,576
6.50%, 2/15/12(a)	205	225,577
Caterpillar Financial Services 4.50%, 6/15/09(a)	2,246	2,281,354
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(a)(c)	1,449	1,513,431
Illinois Tool Works, Inc. 5.75%, 3/01/09(a)	1,727	1,771,137
Lafarge SA 6.15%, 7/15/11(a)	2,204	2,309,675

276	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Masco Corp. 4.80%, 6/15/15(a)	$4,795	$4,268,619
Textron Financial Corp. 4.125%, 3/03/08(a)	2,610	2,610,000
Textron, Inc. 6.375%, 11/15/08(a)	875	894,015
Tyco International Group SA 6.00%, 11/15/13(a)	1,250	1,313,391
Waste Management, Inc. 6.875%, 5/15/09(a)	1,435	1,487,843

		20,306,618

Communications - Media – 1.2%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	489	505,533
BSKYB Finance UK PLC 5.625%, 10/15/15(a)(c)	2,325	2,324,130
Comcast Cable Communications Holdings, Inc. 8.375%, 3/15/13(a)	940	1,055,446
9.455%, 11/15/22(a)	1,731	2,146,130
Comcast Cable Communications LLC 6.875%, 6/15/09(a)	1,463	1,515,861
Comcast Cable Communications, Inc. 6.20%, 11/15/08(a)	859	871,216
Comcast Corp. 5.30%, 1/15/14(a)	2,253	2,227,194
5.50%, 3/15/11(a)	2,767	2,837,224
News America, Inc. 6.55%, 3/15/33(a)	1,383	1,379,653
RR Donnelley & Sons Co. 4.95%, 4/01/14(a)	710	683,838
Time Warner Entertainment Co. 8.375%, 3/15/23(a)	3,190	3,609,345
WPP Finance Corp. 5.875%, 6/15/14(a)	886	981,790

		20,137,360

Communications - Telecommunications – 3.3%
AT&T Corp. 8.00%, 11/15/31(a)	295	351,680
AT&T, Inc. 4.125%, 9/15/09(a)	2,135	2,162,894
British Telecommunications PLC 8.625%, 12/15/10(a)	4,581	5,152,759
Embarq Corp. 6.738%, 6/01/13(a)	210	216,265
7.082%, 6/01/16(a)	5,970	5,944,126

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	277

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	$3,940	$4,351,813
8.75%, 3/01/31(a)	1,429	1,785,686
Pacific Bell Telephone Co. 6.625%, 10/15/34(a)	3,900	3,891,248
Qwest Corp. 7.875%, 9/01/11(a)	3,735	3,800,362
8.875%, 3/15/12(a)	2,780	2,901,625
Sprint Capital Corp. 7.625%, 1/30/11(a)	2,660	2,360,750
8.375%, 3/15/12(a)	3,219	2,832,720
8.75%, 3/15/32(a)	1,451	1,131,780
Telecom Italia Capital SA 4.00%, 11/15/08-1/15/10(a)	3,815	3,798,896
6.375%, 11/15/33(a)	375	359,621
Telefonos de Mexico SAB de CV 4.50%, 11/19/08(a)	3,828	3,844,078
Verizon Communications, Inc. 4.90%, 9/15/15(a)	1,590	1,567,393
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12(a)	2,200	2,290,917
Vodafone Group PLC 5.50%, 6/15/11(a)	3,015	3,111,088
7.75%, 2/15/10(a)	4,075	4,374,537

		56,230,238

Consumer Cyclical - Automotive – 0.2%
Daimler Finance North America 4.875%, 6/15/10(a)	698	713,000
7.75%, 1/18/11(a)	2,465	2,683,256

		3,396,256

Consumer Cyclical - Other – 0.9%
MDC Holdings, Inc. 5.50%, 5/15/13(a)	4,540	4,413,171
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(a)	2,676	2,745,704
7.875%, 5/01/12(a)	2,826	3,002,882
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	405	370,644
6.875%, 11/15/12(a)	1,055	1,058,410
Wyndham Worldwide Corp. 6.00%, 12/01/16(a)	4,535	4,233,241

		15,824,052

Consumer Non-Cyclical – 2.4%
Abbott Laboratories 3.50%, 2/17/09(a)	2,124	2,131,377

278	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Altria Group, Inc. 7.75%, 1/15/27(a)	$2,120	$2,642,241
Bunge Ltd Finance Corp. 5.10%, 7/15/15(a)	1,711	1,671,271
5.875%, 5/15/13(a)	2,720	2,829,020
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(c)	3,480	3,523,928
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	641	702,105
Fisher Scientific International, Inc. 6.125%, 7/01/15(a)	3,241	3,270,396
6.75%, 8/15/14(a)	1,166	1,189,716
Kraft Foods, Inc. 4.125%, 11/12/09(a)	3,245	3,272,144
The Kroger Co. 6.80%, 12/15/18(a)	1,100	1,194,467
Baxter FinCo BV 4.75%, 10/15/10(a)	3,753	3,912,716
Reynolds American, Inc. 7.25%, 6/01/13(a)	3,730	3,968,463
7.625%, 6/01/16(a)	3,655	3,870,586
Safeway, Inc. 4.125%, 11/01/08(a)	683	684,769
6.50%, 3/01/11(a)	453	483,278
Tyson Foods, Inc. 6.85%, 4/01/16(a)	3,785	3,720,515
Wyeth 5.50%, 2/01/14(a)	2,212	2,311,454

		41,378,446

Energy – 1.1%
Amerada Hess Corp. 7.875%, 10/01/29(a)	2,273	2,698,040
Canadian Natural Resources Ltd. 5.15%, 2/01/13(a)	1,220	1,257,648
ConocoPhillips 6.375%, 3/30/09(a)	1,854	1,909,985
Gaz Capital for Gazprom 6.212%, 11/22/16(a)(c)	7,890	7,442,637
Statoilhydro Asa 6.36%, 1/15/09(a)	1,248	1,280,730
The Premcor Refining Group, Inc. 7.50%, 6/15/15(a)	2,115	2,220,238
Valero Energy Corp. 6.875%, 4/15/12(a)	2,588	2,789,530

		19,598,808

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	279

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 1.2%
Computer Sciences Corp. 5.50%, 3/15/13(a)(c)	$2,290	$2,320,949
Electronic Data Systems Corp. 7.45%, 10/15/29(a)	1,555	1,481,288
Series B 6.50%, 8/01/13(a)	3,745	3,830,188
International Business Machines Corp. 4.375%, 6/01/09(a)	455	465,288
5.375%, 2/01/09(a)	1,891	1,928,795
Motorola, Inc. 6.50%, 9/01/25(a)	1,800	1,546,420
7.50%, 5/15/25(a)	290	256,592
7.625%, 11/15/10(a)	146	154,505
Xerox Capital Trust I 8.00%, 2/01/27(a)	4,410	4,482,381
Xerox Corp. 7.625%, 6/15/13(a)	720	748,043
9.75%, 1/15/09(a)	2,738	2,862,763

		20,077,212

Transportation - Airlines – 0.1%
United Air Lines, Inc. 6.636%, 7/02/22(a)	1,800	1,696,227

Transportation - Railroads – 0.1%
Norfolk Southern Corp. 6.20%, 4/15/09(a)	1,770	1,824,352

		218,400,468

Utility – 1.7%
Electric – 1.4%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	3,155	3,429,179
Consumers Energy Co. Series C 4.25%, 4/15/08(a)	734	734,115
Enersis SA 7.375%, 1/15/14(a)	4,090	4,452,341
Exelon Corp. 6.75%, 5/01/11(a)	1,295	1,366,395
FirstEnergy Corp. Series B 6.45%, 11/15/11(a)	1,300	1,376,583
Series C 7.375%, 11/15/31(a)	1,436	1,566,209
FPL Group Capital, Inc. 5.625%, 9/01/11(a)	2,855	3,010,184
MidAmerican Energy Holdings Co. 5.875%, 10/01/12(a)	1,763	1,892,811

280	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nisource Finance Corp. 7.875%, 11/15/10(a)	$1,656	$1,806,762
Pacific Gas & Electric Co. 4.80%, 3/01/14(a)	1,700	1,719,387
Progress Energy, Inc. 7.10%, 3/01/11(a)	574	622,446
Public Service Company of Colorado Series 10 7.875%, 10/01/12(a)	874	1,020,478
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)(c)	1,447	1,536,399

		24,533,289

Natural Gas – 0.3%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	506	546,465
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)	1,278	1,300,392
Williams Cos, Inc. 7.125%, 9/01/11(a)	2,285	2,416,387

		4,263,244

		28,796,533

Non Corporate Sectors – 0.2%
Agencies - Government Sponsored – 0.2%
Eksportfinans A/s 5.50%, 5/25/16(a)	4,075	4,448,718

Total Corporates - Investment Grades (cost $495,378,193)		494,143,635

MORTGAGE PASS-THRU’S – 24.6%
Agency Fixed Rate 30-Year – 20.7%
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 9/01/35(a)	5,950	5,680,560
Series 2005 4.50%, 8/01/35-10/01/35(a)	12,050	11,503,677
Series 2006 4.50%, 1/01/36-5/01/36(a)	195	186,077
7.00%, 8/01/36-10/01/36(a)	1,557	1,637,318
Series 2007 5.50%, 7/01/35(a)	6,229	6,293,349
7.00%, 2/01/37(a)	14,427	15,171,616

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	281

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association Series 2003 5.00%, 11/01/33(a)		$16,932	$16,753,348
5.50%, 4/01/33-7/01/33(a)		23,344	23,571,720
Series 2004 5.50%, 4/01/34-11/01/34(a)		17,874	18,031,124
Series 2005 4.50%, 8/01/35-12/01/35(a)		27,218	26,070,459
5.50%, 2/01/35(a)		4,301	4,342,550
6.00%, 4/01/35(a)		14,310	14,687,571
Series 2006 5.00%, 1/01/36-2/01/36(a)		25,783	25,453,612
6.50%, 9/01/36(a)		42,528	44,098,847
Series 2007 4.50%, 9/01/35-8/01/37(a)		19,574	18,761,628
5.00%, 7/01/36(a)		6,865	6,785,691
5.50%, 11/01/36-8/01/37(a)		54,805	55,290,578
6.50%, 11/01/37(a)		6,054	6,276,740
Series 2008 5.50%, 3/01/37(a)		56,715	56,793,992

			357,390,457

Agency ARMS – 3.9%
Federal Home Loan Mortgage Corp. Series 2006 5.825%, 12/01/36(a)(d)		31,811	32,896,794
Series 2007 5.989%, 2/01/37(a)(d)		6,270	6,481,885
6.116%, 1/01/37(a)(d)		8,604	8,907,364
Federal National Mortgage Association Series 2006 5.463%, 5/01/36(a)(d)		1,183	1,225,022
5.912%, 6/01/36(a)(d)		2,978	3,087,997
5.975%, 11/01/36(a)(d)		6,521	6,761,836
Series 2007 5.786%, 8/01/37(a)(d)		4,953	5,256,143
6.028%, 11/01/36(a)(d)		2,719	2,819,271

			67,436,312

Total Mortgage Pass-Thru’s (cost $416,673,809)			424,826,769

GOVERNMENTS - TREASURIES – 15.2%
Treasuries – 15.2%
Mexican Bonos Series MI10 8.00%, 12/19/13(a)	MXN	354,435	33,831,499

282	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Government of Poland Series 1110 6.00%, 11/24/10(a)	PLN	42,900	$18,336,618
U.S. Treasury Bonds 4.50%, 2/15/36(a)(e)		$81,875	82,917,597
U.S. Treasury Notes 3.625%, 12/31/12(a)		86,055	90,472,031
4.25%, 11/15/17(a)		33,689	35,612,945

Total Governments - Treasuries (cost $251,834,851)			261,170,690

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.6%
Non-Agency Fixed Rate CMBS – 10.5%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35(a)		839	844,737
Series 2004-4, Class A3 4.128%, 7/10/42(a)		1,035	1,035,000
Series 2004-6, Class A2 4.161%, 12/10/42(a)		3,865	3,776,958
Series 2006-5, Class A4 5.414%, 9/10/47(a)		7,680	7,302,427
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PWR7, Class A3 5.116%, 2/11/41(a)		2,500	2,356,487
Series 2005-T18, Class A4 4.933%, 2/13/42(a)		4,235	3,941,749
Series 2006-PW12, Class A4 5.711%, 9/11/38(a)		2,285	2,230,653
Series 2007-PW18, Class A4 5.70%, 6/11/50(a)		8,425	7,989,006
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36(a)		175	173,069
Series 2004-C1, Class A4 4.75%, 1/15/37(a)		1,815	1,728,453
Series 2005-C1, Class A4 5.014%, 2/15/38(a)		1,516	1,362,905
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.827%, 6/15/38(a)		2,095	2,059,123
Series 2006-C4, Class A3 5.467%, 9/15/39(a)		6,475	6,161,321
Series 2006-C5, Class A3 5.311%, 12/15/39(a)		4,500	4,237,745

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	283

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45(a)	$3,265	$3,202,957
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35(a)	1,102	1,032,810
Series 2005-GG3, Class A2 4.305%, 8/10/42(a)	1,823	1,783,177
Series 2007-GG9, Class A4 5.444%, 3/10/39(a)	3,800	3,600,802
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38(a)	1,720	1,680,615
Series 2005-LDP1, Class A4 5.038%, 3/15/46(a)	1,846	1,759,961
Series 2005-LDP3, Class A2 4.851%, 8/15/42(a)	2,810	2,748,651
Series 2005-LDP4, Class A2 4.79%, 10/15/42(a)	1,420	1,388,238
Series 2006-CB14, Class A4 5.481%, 12/12/44(a)	1,720	1,656,320
Series 2006-CB15, Class A4 5.814%, 6/12/43(a)	7,100	6,932,351
Series 2006-CB17, Class A4 5.429%, 12/12/43(a)	8,580	8,117,294
Series 2007-LD11, Class A2 5.804%, 6/15/49(a)	9,010	8,862,036
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32(a)	4,900	4,597,742
Series 2004-C2, Class A4 4.367%, 3/15/36(a)	7,760	7,221,115
Series 2004-C4, Class A4 5.125%, 6/15/29(a)	6,015	5,921,094
Series 2004-C8, Class A2 4.201%, 12/15/29(a)	1,084	1,059,039
Series 2005-C1, Class A4 4.742%, 2/15/30(a)	4,209	3,902,597
Series 2005-C7, Class A4 5.197%, 11/15/30(a)	2,380	2,165,932
Series 2006-C1, Class A4 5.156%, 2/15/31(a)	6,557	6,034,020
Series 2006-C6, Class A4 5.372%, 9/15/39(a)	8,090	7,650,379

284	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007-C6, Class A4 5.858%, 7/15/40(a)	$5,725	$5,538,712
Series 2007-C7, Class A3 5.866%, 9/15/45(a)	8,290	8,007,972
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.244%, 11/12/37(a)	2,100	1,938,140
Series 2005-MKB2, Class A2 4.806%, 9/12/42(a)	2,230	2,197,458
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class A2 5.439%, 2/12/39(a)(b)	5,385	5,323,557
Series 2006-2, Class A4 5.909%, 6/12/46(a)	3,075	3,037,818
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40(a)	6,500	6,372,824
Series 2005-HQ5, Class A4 5.168%, 1/14/42(a)	5,186	4,927,408
Series 2007-HQ13, Class A3 5.569%, 12/15/44(a)	8,155	7,702,946
Series 2007-T27, Class A4 5.65%, 6/13/42(a)	9,860	9,452,140

		181,015,738

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 3.621%, 3/06/20(a)(c)(d)	1,855	1,706,600

Total Commercial Mortgage-Backed Securities (cost $189,770,744)		182,722,338

ASSET-BACKED SECURITIES – 1.9%
Home Equity Loans - Floating Rate – 1.7%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 4.126%, 12/25/32(a)(d)	870	837,193
Bear Stearns Asset Backed Securities, Inc. Series 2005-SD1, Class 1A1 3.285%, 4/25/22(a)(d)	18	17,546
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 3.405%, 5/25/37(a)(d)	3,715	1,384,766
Credit-Based Asset Servicing & Securities, Inc. Series 2005-CB7, Class AF2 5.147%, 11/25/35(a)(f)	776	772,411

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	285

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 3.305%, 12/25/35(a)(d)	$1,523	$1,508,841
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 3.374%, 1/20/35(a)(d)	1,161	1,046,244
Home Equity Mortgage Trust Series 2006-1, Class A2 5.30%, 5/25/36(a)(f)	1,040	364,755
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class 2A1 3.215%, 1/25/36(a)(d)	201	200,202
Lehman XS Trust Series 2005-4, Class 1M1 3.635%, 10/25/35(d)(g)	4,865	2,894,675
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 3.255%, 4/25/37(a)(d)	5,265	5,176,594
Option One Mortgage Loan Trust Series 2006-3, Class M1 3.365%, 2/25/37(a)(d)	1,785	528,360
RAAC Series Series 2006-SP3, Class A1 3.215%, 8/25/36(a)(d)	967	947,379
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 3.305%, 3/25/35(a)(d)	577	545,904
Series 2005-RZ1, Class A2 3.335%, 4/25/35(a)(d)	1,082	1,018,595
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35(a)	622	621,132
Saxon Asset Securities Trust Series 2005-4, Class A2B 3.315%, 11/25/37(a)(d)	189	189,038
Specialty Underwriting & Residential Finance Series 2006-BC1, Class A2A 3.215%, 12/25/36(a)(d)	238	237,027
Wells Fargo Home Equity Trust Series 2006-1, Class A2 3.225%, 5/25/36(a)(d)	10,708	10,587,920

		28,878,582

286	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Floating Rate – 0.1%
Neapolitan Segregated Portfolio Series 2007-1A, Class I 4.122%, 3/30/46(c)(d)(g)	$1,775	$124,250
Petra CRE CDO Ltd. Series 2007-1A, Class C 4.235%, 2/25/47(a)(c)(d)	2,220	1,706,279
SLM Student Loan Trust Series 2003-C, Class A1 5.091%, 9/15/16(a)(d)	517	513,851

		2,344,380

Home Equity Loans - Fixed Rate – 0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(a)	818	668,401
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(a)	639	607,298

		1,275,699

Other ABS - Fixed Rate – 0.0%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)(c)	1,000	870,000

Total Asset-Backed Securities (cost $42,368,830)		33,368,661

CMOS – 1.9%
Non-Agency ARMS – 1.2%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.40%, 2/25/36(a)(b)	3,874	3,114,341
Series 2006-3, Class 22A1 6.219%, 5/25/36(a)(b)	1,812	1,531,617
Series 2007-1, Class 21A1 5.731%, 1/25/47(a)(b)	2,420	2,014,214
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.11%, 5/25/35(a)(b)	4,316	4,240,562
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(a)(d)	4,653	4,637,055
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.223%, 5/25/36(a)(b)	2,176	1,981,473

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	287

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.235%, 8/25/35(a)(b)	$2,725	$2,676,334

		20,195,596

Non-Agency Floating Rate – 0.5%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 5.522%, 12/25/35(a)(d)	1,664	1,574,064
Series 2006-OA14, Class 3A1 5.372%, 11/25/46(a)(d)	5,035	4,455,020
Countrywide Home Loan Series 2004-25, Class M1 3.665%, 2/25/35(d)(g)	3,079	1,910,167
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 3.245%, 3/25/36(a)(d)	552	548,265

		8,487,516

Non-Agency Fixed Rate – 0.2%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.077%, 6/26/35(a)(c)	3,361	3,323,571

Agency Floating Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 3.768%, 5/28/35(a)(d)	392	376,309

Total CMOs (cost $35,945,323)		32,382,992

GOVERNMENTS - SOVEREIGN BONDS – 1.3%
Russian Federation 7.50%, 3/31/30(a)(c)(f) (cost $21,816,121)	19,831	22,606,987

SUPRANATIONALS – 1.1%
Asian Development Bank 5.50%, 6/27/16(a)	3,810	4,244,687
European Investment Bank 4.875%, 2/15/36(a)	1,970	1,962,193
Inter-American Development Bank 5.125%, 9/13/16(a)	4,180	4,545,202
Nordic Investment Bank 5.00%, 2/01/17(a)	4,180	4,529,536

288	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

International Bank for Reconstruction & Development 9.25%, 7/15/17(a)	$2,340	$3,212,300

Total Supranationals (cost $17,905,049)		18,493,918

GOVERNMENTS - SOVEREIGN AGENCIES – 0.4%
Landwirtschaftliche Rentenbank 5.125%, 3/14/16-2/01/17(a)	5,490	5,961,362
Korea Development Bank 4.625%, 9/16/10(a)	1,335	1,361,609

Total Governments - Sovereign Agencies (cost $7,025,709)		7,322,971

CORPORATES - NON-INVESTMENT GRADES – 0.2%
Industrial – 0.2%
Consumer Cyclical - Other – 0.2%
Centex Corp. 5.45%, 8/15/12(a) (cost $3,888,095)	4,085	3,451,825

SHORT-TERM INVESTMENTS – 13.7%
Time Deposit – 13.7%
State Street Euro Dollar 2.35%, 3/03/08 (cost $236,014,123)	236,014	236,014,123

Total Investments – 99.6% (cost $1,718,620,847)		1,716,504,909
Other assets less liabilities – 0.4%		7,158,456

Net Assets – 100.0%		$1,723,663,365

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$10,000	12/04/11	3 Month LIBOR	4.850%	$632,991
Lehman Brothers	12,075	2/26/13	3 Month LIBOR	3.746%	210,492
Lehman Brothers	171,095	11/28/17	3 Month LIBOR	4.726%	10,329,810

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	289

Intermediate Duration Bond Portfolio—Portfolio of Investments

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S T-Bond Futures	158	June 2008	$18,128,808	$18,742,750	$(613,943)
U.S. T-Note 10 Yr Futures	267	June 2008	30,527,616	31,314,094	(786,477)
U.S. T-Note 5 Yr Futures	312	June 2008	34,968,994	35,646,000	(677,006)

					$(2,077,426)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Japanese Yen settling 3/11/08	7,977	$75,027	$76,839	$1,812
Japanese Yen settling 3/11/08	9,654,864	89,401,029	92,998,484	3,597,455

Sale Contracts:
Japanese Yen settling 3/11/08	9,662,841	89,661,699	93,075,323	(3,413,624)
Mexican Peso settling 3/31/08	363,374	33,131,847	33,808,793	(676,946)
Polish Zloty settling 3/06/08	42,942	17,171,322	18,473,466	(1,302,144)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,494,302,625.

(b)	Variable rate coupon, rate shown as of February 29, 2008.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the aggregate market value of these securities amounted to $56,155,050 or 3.3% of net assets.

(d)	Floating Rate Security. Stated interest rate was in effect at February 29, 2008.

(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $1,671,011.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 29, 2008.

(g)	Illiquid security, valued at fair value (see note A).

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Portfolio’s total exposure to subprime investments was 1.59%. These investments are valued in accordance with the Portfolio’s Valuation Policies.

Currency	Abbreviations:

MXN	– Mexican Peso
PLN	– Polish Zloty

Glossary:

LIBOR	– London Interbank Offered Rates

See notes to financial statements.

290	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

INFLATION PROTECTED SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 99.6%
U.S. Treasury Notes
0.875%, 4/15/10 (TIPS)	$26,746	$27,535,779
1.625%, 1/15/15-1/15/18 (TIPS)	111,250	117,489,304
1.875%, 7/15/13-7/15/15 (TIPS)	99,180	107,190,864
2.00%, 1/15/14-1/15/16 (TIPS)	88,315	95,986,470
2.375%, 1/15/17 (TIPS)	82,168	91,687,588
3.00%, 7/15/12 (TIPS)	66,444	75,035,083
3.375%, 1/15/12 (TIPS)	72,770	82,571,269
3.50%, 1/15/11 (TIPS)	48,816	54,315,756
4.25%, 1/15/10 (TIPS)	51,773	56,577,920

Total Inflation-Linked Securities (cost $652,334,203)		708,390,033

SHORT-TERM INVESTMENTS – 0.1%
Time Deposit – 0.1%
State Street Euro Dollar 2.35%, 3/03/08 (cost $1,075,083)	1,075	1,075,083

Total Investments – 99.7% (cost $653,409,286)		709,465,116
Other assets less liabilities – 0.3%		1,856,093

Net Assets – 100.0%		$711,321,209

Glossary:

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	291

Inflation Protected Securities Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 83.4%
Industrial – 60.4%
Basic – 6.0%
Arch Western Finance LLC 6.75%, 7/01/13(a)	$670	$659,950
Basell AF SCA 8.375%, 8/15/15(a)(b)	1,445	1,011,500
Citigroup (JSC Severstal) 9.25%, 4/19/14(a)(b)	1,938	2,066,102
Domtar Corp. 7.125%, 8/15/15(a)	2,500	2,350,000
Evraz Group SA 8.25%, 11/10/15(a)(b)	1,369	1,352,572
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17(a)	4,280	4,536,800
Georgia-Pacific Corp. 7.00%, 1/15/15(a)(b)	905	848,437
7.125%, 1/15/17(a)(b)	1,095	1,018,350
Hexion US Fin/Nova Scotia 9.75%, 11/15/14(a)	525	543,375
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 7.565%, 11/15/14(a)(c)	525	469,875
Huntsman International LLC 7.875%, 11/15/14(a)	1,130	1,169,550
Huntsman LLC 11.50%, 7/15/12(a)	801	853,065
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)	1,575	1,181,250
Jefferson Smurfit Corp. US 8.25%, 10/01/12(a)	630	587,475
The Mosaic Co. 7.875%, 12/01/16(a)(b)(d)	2,875	3,090,625
NewMarket Corp. 7.125%, 12/15/16(a)	615	602,700
NewPage Corp. 10.00%, 5/01/12(a)	797	798,993
Novelis, Inc. 7.25%, 2/15/15(a)	4,070	3,663,000
Peabody Energy Corp. 5.875%, 4/15/16(a)	900	852,750
7.375%, 11/01/16(a)	1,095	1,133,325
Series B 6.875%, 3/15/13(a)	1,815	1,849,031

		30,638,725

292	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Capital Goods – 6.4%
Alion Science and Technology Corp. 10.25%, 2/01/15(a)	$270	$177,525
Allied Waste North America, Inc. 6.375%, 4/15/11(a)	1,603	1,570,940
6.875%, 6/01/17(a)	1,430	1,383,525
Series B 7.125%, 5/15/16(a)	2,053	2,027,338
7.375%, 4/15/14(a)	655	630,438
Associated Materials, Inc. 11.25%, 3/01/14(a)(e)	1,635	1,038,225
Berry Plastics Holding Corp. 8.875%, 9/15/14(a)	1,580	1,394,350
10.25%, 3/01/16(a)	555	438,450
Bombardier, Inc. 6.30%, 5/01/14(a)(b)	3,015	2,864,250
8.00%, 11/15/14(a)(b)	2,120	2,183,600
Case Corp. 7.25%, 1/15/16(a)	2,935	2,949,675
Case New Holland, Inc. 7.125%, 3/01/14(a)	2,990	2,990,000
Crown Americas 7.625%, 11/15/13(a)	1,500	1,518,750
L-3 Communications Corp. 5.875%, 1/15/15(a)	1,828	1,777,730
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14(a)	2,530	2,530,000
Owens Corning, Inc. 6.50%, 12/01/16(a)	1,210	1,095,126
7.00%, 12/01/36(a)	1,555	1,173,888
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)(b)	990	923,175
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(f)(g)(h)	453	56,691
Terex Corp. 8.00%, 11/15/17(a)	786	782,070
Trinity Industries, Inc. 6.50%, 3/15/14(a)	1,300	1,261,000
United Rentals North America, Inc. 6.50%, 2/15/12(a)	640	579,200
7.75%, 11/15/13(a)	2,075	1,691,125

		33,037,071

Communications - Media –9.6%
Allbritton Communications Co. 7.75%, 12/15/12(a)	1,351	1,344,245
AMC Entertainment, Inc. 11.00%, 2/01/16(a)	2,250	2,115,000

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	293

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)	$1,637	$1,575,613
CCH I Holdings LLC 11.75%, 5/15/14(a)	7,657	3,905,070
CCH I LLC 11.00%, 10/01/15(a)	1,000	695,000
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	5,809	3,833,940
5.75%, 1/15/13(a)	1,641	1,181,520
CSC Holdings, Inc. 6.75%, 4/15/12(a)	2,565	2,475,225
7.625%, 7/15/18(a)	1,535	1,404,525
7.875%, 2/15/18(a)	640	590,400
Dex Media West LLC Series B 8.50%, 8/15/10(a)	444	415,695
DirecTV Holdings LLC 6.375%, 6/15/15(a)	3,811	3,534,703
EchoStar DBS Corp. 6.375%, 10/01/11(a)	1,080	1,063,800
6.625%, 10/01/14(a)	3,970	3,821,125
7.125%, 2/01/16(a)	850	835,125
Idearc, Inc. 8.00%, 11/15/16(a)	1,710	1,008,900
Intelsat Bermuda Ltd. 11.25%, 6/15/16(a)	2,812	2,801,455
Intelsat Subsidiary Holding Co. Ltd. 8.625%, 1/15/15(a)	1,274	1,274,000
Lamar Media Corp. 6.625%, 8/15/15(a)	475	437,000
Liberty Media Corp. 5.70%, 5/15/13(a)	545	487,330
7.875%, 7/15/09(a)	350	355,888
8.25%, 2/01/30(a)	530	441,608
LIN Television Corp. 6.50%, 5/15/13(a)	725	656,125
Quebecor Media, Inc. 7.75%, 3/15/16(a)	3,255	2,986,462
Rainbow National Services LLC 8.75%, 9/01/12(a)(b)	764	783,100
10.375%, 9/01/14(a)(b)	473	503,745
RH Donnelley Corp. 8.875%, 10/15/17(a)(b)	1,285	751,725
Series A-1 6.875%, 1/15/13(a)	705	415,950

294	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A-2 6.875%, 1/15/13(a)	$748	$441,320
Series A-3 8.875%, 1/15/16(a)	2,740	1,630,300
Sirius Satellite Radio, Inc. 9.625%, 8/01/13(a)	545	449,625
Univision Communications, Inc. 7.85%, 7/15/11(a)	1,190	1,100,750
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)(b)	982	736,500
WMG Holdings Corp. 9.50%, 12/15/14(a)(e)	3,196	1,661,920
XM Satellite Radio, Inc. 9.75%, 5/01/14(a)	1,415	1,291,187

		49,005,876

Communications - Telecommunications – 5.0%
Alltel Corp. 7.875%, 7/01/32(a)	2,750	1,842,500
American Tower Corp. 7.00%, 10/15/17(a)(b)	310	308,450
7.125%, 10/15/12(a)	2,430	2,490,750
Citizens Communications Co. 6.25%, 1/15/13(a)	1,977	1,818,840
Cricket Communications, Inc. 9.375%, 11/01/14(a)	2,085	1,855,650
Digicel Ltd. 9.25%, 9/01/12(a)(b)	2,227	2,238,135
Inmarsat Finance PLC 7.625%, 6/30/12(a)	1,835	1,848,762
10.375%, 11/15/12(a)(e)	1,037	1,003,297
Level 3 Financing, Inc. 8.75%, 2/15/17(a)	835	632,513
9.25%, 11/01/14(a)	1,200	972,000
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)(b)	2,858	2,927,875
PanAmSat Corp. 9.00%, 8/15/14(a)	1,171	1,171,000
Qwest Capital Funding, Inc. 7.25%, 2/15/11(a)	4,029	3,918,203
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	350	340,375
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14(a)	740	740,000
Windstream Corp. 8.125%, 8/01/13(a)	714	712,215
8.625%, 8/01/16(a)	810	824,175

		25,644,740

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	295

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 7.3%
Affinia Group, Inc. 9.00%, 11/30/14(a)	$45	$39,825
Allison Transmission 11.00%, 11/01/15(a)(b)	235	200,925
Ford Motor Co. 7.45%, 7/16/31(a)	5,020	3,426,150
Ford Motor Credit Co. 7.00%, 10/01/13(a)	2,524	2,071,121
7.127%, 1/13/12(a)(c)	2,785	2,191,611
8.00%, 12/15/16(a)	1,000	818,967
General Motors Acceptance Corp. 6.75%, 12/01/14(a)	2,700	2,033,662
6.875%, 9/15/11(a)	3,570	2,912,859
8.00%, 11/01/31(a)	2,170	1,640,503
General Motors Corp. 8.25%, 7/15/23(a)	4,155	3,142,219
8.375%, 7/15/33(a)	6,705	5,129,325
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11(a)	550	572,000
9.00%, 7/01/15(a)	1,307	1,375,617
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(a)	1,436	875,960
Lear Corp. Series B 5.75%, 8/01/14(a)	1,835	1,472,588
8.50%, 12/01/13(a)	370	333,925
8.75%, 12/01/16(a)	3,010	2,596,125
Tenneco, Inc. 8.625%, 11/15/14(a)	465	455,700
TRW Automotive, Inc. 7.25%, 3/15/17(a)(b)	5,330	4,850,300
Visteon Corp. 7.00%, 3/10/14(a)	1,795	1,166,750

		37,306,132

Consumer Cyclical - Other – 7.5%
Boyd Gaming Corp. 7.75%, 12/15/12(a)	737	679,883
Broder Brothers Co. Series B 11.25%, 10/15/10(a)	642	449,400
DR Horton, Inc. 4.875%, 1/15/10(a)	250	230,625
Gaylord Entertainment Co. 8.00%, 11/15/13(a)	1,307	1,202,440
Greektown Holdings LLC 10.75%, 12/01/13(a)(b)	550	519,750

296	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harrah’s Operating Co., Inc. 5.625%, 6/01/15(a)	$4,769	$2,861,400
5.75%, 10/01/17(a)	514	292,980
6.50%, 6/01/16(a)	5,352	3,197,820
Host Hotels & Resorts LP 6.875%, 11/01/14(a)	385	371,525
Host Marriott LP Series Q 6.75%, 6/01/16(a)	2,935	2,780,912
KB Home 6.375%, 8/15/11(a)	600	567,000
7.75%, 2/01/10(a)	410	391,037
Levi Strauss & Co. 8.875%, 4/01/16(a)	742	706,755
MGM Mirage 6.625%, 7/15/15(a)	3,952	3,532,100
7.50%, 6/01/16(a)	1,200	1,116,000
7.625%, 1/15/17(a)	2,080	1,960,400
8.375%, 2/01/11(a)	2,179	2,189,895
Mohegan Tribal Gaming Auth 7.125%, 8/15/14(a)	1,245	1,064,475
NCL Corp. Ltd. 10.625%, 7/15/14(a)	515	520,150
Penn National Gaming, Inc. 6.875%, 12/01/11(a)	1,496	1,421,200
Six Flags, Inc. 9.625%, 6/01/14(a)	1,250	775,000
Station Casinos, Inc. 6.625%, 3/15/18(a)	8,445	5,172,563
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)(b)	1,097	1,080,545
Universal City Development Partners 11.75%, 4/01/10(a)	913	941,531
Universal City Florida Holding Co. 8.375%, 5/01/10(a)	630	618,975
William Lyon Homes, Inc. 10.75%, 4/01/13(a)	1,107	653,130
Wynn Las Vegas Capital Corp. 6.625%, 12/01/14(a)	3,435	3,297,600

		38,595,091

Consumer Cyclical - Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15(a)	415	340,300

Consumer Cyclical - Retailers – 1.6%
Autonation, Inc. 6.258%, 4/15/13(a)(c)	175	143,500

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	297

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(a)	$555	$449,550
Couche-Tard, Inc. 7.50%, 12/15/13(a)	1,006	1,000,970
GSC Holdings Corp. 8.00%, 10/01/12(a)	2,070	2,181,262
Michaels Stores, Inc. 10.00%, 11/01/14(a)	885	773,269
Rite Aid Corp. 6.875%, 8/15/13(a)	2,400	1,560,000
9.25%, 6/01/13(a)	870	711,225
9.375%, 12/15/15(a)	100	77,500
9.50%, 6/15/17(a)	1,919	1,468,035

		8,365,311

Consumer Non-Cyclical – 6.0%
Albertson’s, Inc. 7.45%, 8/01/29(a)	2,220	2,009,575
ARAMARK Corp. 8.50%, 2/01/15(a)	1,710	1,684,350
Community Health Systems, Inc. 8.875%, 7/15/15(a)	2,266	2,223,513
DaVita, Inc. 7.25%, 3/15/15(a)	1,219	1,206,810
Dean Foods Co. 7.00%, 6/01/16(a)	921	805,875
Del Monte Corp. 6.75%, 2/15/15(a)	395	375,250
Dole Food Co., Inc. 8.625%, 5/01/09(a)	420	369,600
8.875%, 3/15/11(a)	718	603,120
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11(a)	2,825	2,662,563
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14(a)	670	675,025
HCA, Inc. 6.375%, 1/15/15(a)	4,848	4,048,080
6.50%, 2/15/16(a)	1,520	1,284,400
6.75%, 7/15/13(a)	1,650	1,452,000
9.625%, 11/15/16(a)(i)	2,665	2,751,612
Healthsouth Corp. 10.75%, 6/15/16(a)	580	607,550
IASIS Healthcare Corp. 8.75%, 6/15/14(a)	1,174	1,159,325
Select Medical Corp. 7.625%, 2/01/15(a)	1,145	938,900
Spectrum Brands, Inc. 7.375%, 2/01/15(a)	1,180	769,950

298	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Stater Brothers Holdings 8.125%, 6/15/12(a)	$594	$591,030
Tenet Healthcare Corp. 7.375%, 2/01/13(a)	1,175	1,019,312
9.875%, 7/01/14(a)	1,700	1,587,375
Universal Hospital Services, Inc. 8.288%, 6/01/15(a)(c)	895	841,300
Viant Holdings, Inc. 10.125%, 7/15/17(a)(b)	567	462,105
Visant Corp. 7.625%, 10/01/12(a)	883	852,095

		30,980,715

Energy – 3.8%
Chesapeake Energy Corp. 6.50%, 8/15/17(a)	1,560	1,497,600
6.625%, 1/15/16(a)	2,195	2,137,381
6.875%, 1/15/16(a)	270	265,950
7.50%, 9/15/13(a)	805	827,138
7.75%, 1/15/15(a)	1,895	1,947,112
CIE Generale De Geophysique 7.50%, 5/15/15(a)	1,285	1,291,425
7.75%, 5/15/17(a)	195	196,463
Complete Production Services, Inc. 8.00%, 12/15/16(a)	650	624,813
Forest Oil Corp. 7.25%, 6/15/19(a)(b)	1,830	1,843,725
Grant Prideco, Inc. Series B 6.125%, 8/15/15(a)	856	881,680
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)(b)	760	716,300
Opti Canada, Inc. 8.25%, 12/15/14(a)(b)	313	308,305
PetroHawk Energy Corp. 9.125%, 7/15/13(a)	776	791,520
Plains Exploration & Production Co. 7.75%, 6/15/15(a)	1,155	1,152,112
Pride International, Inc. 7.375%, 7/15/14(a)	634	659,360
Range Resources Corp. 7.50%, 5/15/16(a)	940	970,550
Southwestern Energy Co. 7.50%, 2/01/18(a)(b)	395	406,850
Tesoro Corp. 6.25%, 11/01/12(a)	1,180	1,129,850
6.50%, 6/01/17(a)	2,160	2,008,800

		19,656,934

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	299

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Other Industrial – 1.0%
Central European Distribution Corp. 8.00%, 7/25/12(a)(b)	EUR	173	$240,563
Central European Media Enterprises Ltd. 8.25%, 5/15/12(a)(b)		398	569,179
Noble Group Ltd. 6.625%, 3/17/15(a)(b)		$2,000	1,777,256
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14(a)		1,295	1,165,500
11.75%, 8/01/16(a)		725	623,500
Sensus Metering Systems, Inc. 8.625%, 12/15/13(a)		655	618,975

			4,994,973

Services – 0.7%
Realogy Corp. 10.50%, 4/15/14(a)		2,530	1,796,300
Service Corp. International 6.75%, 4/01/16(a)		1,000	995,000
Travelport LLC 9.875%, 9/01/14(a)		535	470,800
West Corp. 9.50%, 10/15/14(a)		500	437,500

			3,699,600

Technology – 4.1%
Amkor Technology, Inc. 9.25%, 6/01/16(a)		3,480	3,382,142
Avago Technologies Finance 10.125%, 12/01/13(a)		755	796,525
CA, Inc. 4.75%, 12/01/09(a)(b)		965	983,818
First Data Corp. 9.875%, 9/24/15(a)(b)		1,341	1,163,318
Flextronics International Ltd. 6.50%, 5/15/13(a)		1,418	1,357,735
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)		3,530	2,876,950
10.125%, 12/15/16(a)		910	646,100
Iron Mountain, Inc. 6.625%, 1/01/16(a)		1,360	1,295,400
Nortel Networks Corp. 6.875%, 9/01/23(a)		626	450,720
Nortel Networks Ltd. 10.125%, 7/15/13(a)		1,025	953,250
NXP BV/NXP Funding LLC 7.008%, 10/15/13(a)(c)		1,000	807,500
9.50%, 10/15/15(a)		445	369,074

300	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Seagate Technology HDD Holding 6.375%, 10/01/11(a)	$2,143	$2,121,570
Serena Software, Inc. 10.375%, 3/15/16(a)	875	831,250
Sungard Data Systems, Inc. 9.125%, 8/15/13(a)	3,122	3,145,415

		21,180,767

Transportation - Airlines – 0.6%
AMR Corp. 9.00%, 8/01/12(a)	1,675	1,566,125
Continental Airlines, Inc. 8.75%, 12/01/11(a)	1,330	1,185,362
Series RJO3 7.875%, 7/02/18(a)	575	511,744

		3,263,231

Transportation - Services – 0.7%
Avis Budget Car Rental 7.75%, 5/15/16(a)	1,660	1,386,100
Hertz Corp. 8.875%, 1/01/14(a)	1,145	1,090,613
10.50%, 1/01/16(a)	1,175	1,116,250

		3,592,963

		310,302,429

Utility – 10.5%
Electric – 9.4%
The AES Corp. 7.75%, 3/01/14(a)	2,430	2,460,375
8.00%, 10/15/17(a)	3,740	3,814,800
8.75%, 5/15/13(a)(b)	140	146,300
Allegheny Energy Supply 7.80%, 3/15/11(a)	1,070	1,127,512
8.25%, 4/15/12(a)(b)	1,830	1,948,950
Aquila, Inc. 14.875%, 7/01/12(a)	1,096	1,348,080
CMS Energy Corp. 8.50%, 4/15/11(a)	835	898,450
Dynegy Holdings, Inc. 7.75%, 6/01/19(a)	3,360	3,124,800
8.375%, 5/01/16(a)	3,180	3,108,450
Dynegy-Roseton Danskammer Series A 7.27%, 11/08/10(a)	312	312,426
Series B 7.67%, 11/08/16(a)	1,222	1,221,236
Edison Mission Energy 7.00%, 5/15/17(a)	3,840	3,772,800

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	301

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

7.50%, 6/15/13(a)	$1,860	$1,906,500
7.75%, 6/15/16(a)	695	715,850
Energy Future Holdings Corp. 10.875%, 11/01/17(a)(b)	1,545	1,522,752
Mirant Americas Generation LLC 8.50%, 10/01/21(a)	3,550	3,141,750
NRG Energy, Inc. 7.25%, 2/01/14(a)	420	410,025
7.375%, 2/01/16-1/15/17(a)	4,805	4,626,900
Reliant Energy, Inc. 6.75%, 12/15/14(a)	598	608,465
7.625%, 6/15/14(a)	1,820	1,797,250
7.875%, 6/15/17(a)	1,840	1,810,100
Sierra Pacific Resources 8.625%, 3/15/14(a)	960	1,020,845
Teco Finance, Inc. 6.572%, 11/01/17(a)(b)	500	500,650
7.00%, 5/01/12(a)(b)	722	778,545
Texas Competitive Electric Holdings Co. LLC 10.25%, 11/01/15(a)(b)	2,151	2,097,225
TXU Corp. Series P 5.55%, 11/15/14(a)	1,957	1,532,513
Series Q 6.50%, 11/15/24(a)	3,106	2,229,353

		47,982,902

Natural Gas – 1.1%
El Paso Corp. 7.375%, 12/15/12(a)	1,245	1,294,534
Enterprise Products Operating LP 8.375%, 8/01/66(a)(j)	3,450	3,387,655
Regency Energy Partners 8.375%, 12/15/13(a)	1,089	1,089,000

		5,771,189

		53,754,091

Non Corporate Sectors – 7.0%
Derivatives - RACERS – 3.1%
Racers Series 06-6-T 3.179%, 7/01/08(a)(b)(c)	18,550	16,135,254

Derivatives - Total Return Swaps – 3.9%
High Yield Total Return Trust Series 2007-1 4.669%, 7/01/08(a)(b)(c)	22,505	20,066,133

		36,201,387

302	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Default Index Holdings – 4.2%
DJ CDX.NA.HY-100 – 4.2%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)(b)	$18,810	$17,117,100
Dow Jones CDX HY Series 5-T2 7.25%, 12/29/10(a)(b)	4,312	4,312,196

		21,429,296

Financial Institutions – 1.3%
Finance – 0.7%
Residential Capital LLC 8.375%, 6/30/10(a)	2,355	1,342,350
8.50%, 4/17/13(a)	2,240	1,209,600
8.875%, 6/30/15(a)	2,055	1,089,150

		3,641,100

Insurance – 0.1%
Crum & Forster Holdings Corp. 7.75%, 5/01/17(a)	760	739,100

REITS – 0.5%
American Real Estate Partners LP 7.125%, 2/15/13(a)	2,500	2,375,000

		6,755,200

Total Corporates - Non-Investment Grades (cost $473,448,353)		428,442,403

CORPORATES - INVESTMENT GRADES – 12.0%
Industrial – 5.7%
Basic – 1.3%
International Steel Group, Inc. 6.50%, 4/15/14(a)	2,081	2,167,247
United States Steel Corp. 7.00%, 2/01/18(a)	1,825	1,807,672
Weyerhaeuser Co. 7.375%, 3/15/32(a)	3,165	2,987,105

		6,962,024

Communications - Telecommunications – 1.6%
Nextel Communications, Inc. Series D 7.375%, 8/01/15(a)	2,950	2,286,250
Qwest Corp. 6.875%, 9/15/33(a)	2,240	1,965,600
8.875%, 3/15/12(a)	1,115	1,163,781

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	303

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sprint Capital Corp. 6.875%, 11/15/28(a)	$2,800	$1,960,000
8.75%, 3/15/32(a)	1,180	920,400

		8,296,031

Consumer Cyclical - Other – 0.1%
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12(a)	539	572,737

Consumer Cyclical - Retailers – 0.5%
Limited Brands, Inc. 5.25%, 11/01/14(a)	2,028	1,805,295
6.90%, 7/15/17(a)	845	788,130

		2,593,425

Consumer Non-Cyclical – 1.6%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	1,080	1,093,633
Coventry Health Care, Inc. 5.875%, 1/15/12(a)	683	708,022
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13(a)	3,395	3,611,505
7.625%, 6/01/16(a)	1,800	1,906,171
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17(a)	832	819,520

		8,138,851

Energy – 0.2%
Kerr-McGee Corp. 6.875%, 9/15/11(a)	894	977,432

Technology – 0.4%
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)	1,300	1,317,569
Xerox Corp. 6.40%, 3/15/16(a)	535	553,279

		1,870,848

		29,411,348

Financial Institutions – 4.3%
Banking – 0.1%
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(a)(j)	557	574,747

Brokerage – 1.1%
Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	3,540	3,075,952
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	2,585	2,429,608

		5,505,560

304	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Finance – 2.2%
Capital One Financial Corp. 6.75%, 9/15/17(a)	$663	$666,633
CIT Group, Inc. 5.125%, 9/30/14(a)	2,450	2,077,007
5.40%, 1/30/16(a)	515	431,714
Countrywide Financial Corp. 6.25%, 5/15/16(a)	2,221	1,909,472
Series MTN 5.80%, 6/07/12(a)	515	462,888
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)	56	49,223
iStar Financial, Inc. 5.15%, 3/01/12(a)	2,890	2,413,789
SLM Corp. 4.50%, 7/26/10(a)	845	782,370
5.00%, 10/01/13(a)	2,000	1,698,818
5.125%, 8/27/12(a)	1,100	962,511

		11,454,425

Insurance – 0.7%
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)	950	975,167
7.80%, 3/15/37(a)(b)	770	638,222
MBIA, Inc. 5.70%, 12/01/34(a)	3,255	2,236,026

		3,849,415

Other Finance – 0.2%
Aiful Corp. 6.00%, 12/12/11(a)(b)	921	896,982

		22,281,129

Utility – 2.0%
Electric – 0.6%
FPL Group Capital, Inc. 6.35%, 10/01/66(a)(j)	3,000	2,761,374
Sierra Pacific Power Co. Series M 6.00%, 5/15/16(a)	440	443,349

		3,204,723

Natural Gas – 1.4%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28(a)	570	566,194

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	305

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Williams Cos, Inc. 7.625%, 7/15/19(a)		$3,744	$4,006,080
7.875%, 9/01/21(a)		2,214	2,413,260

			6,985,534

			10,190,257

Total Corporates - Investment Grades (cost $63,943,344)			61,882,734

	Shares
PREFERRED STOCKS – 0.6%
Federal Home Loan Mortgage Corp. 8.375%(a)		36,525	940,519
Federal National Mortgage Association 8.25%(a)		54,625	1,398,400
Sovereign REIT 12.00%(a)(b)		624	798,720

Total Preferred Stocks (cost $3,183,550)			3,137,639

	Principal Amount (000)
EMERGING MARKETS - CORPORATE BONDS – 0.4%
Industrial – 0.4%
Consumer Cyclical - Other – 0.2%
Royal Caribbean Cruises Ltd. 8.75%, 2/02/11(a)		$846	897,390

Consumer Non-Cyclical – 0.2%
Foodcorp Ltd. 8.875%, 6/15/12(a)(b)	EUR	1,128	1,070,297

Total Emerging Markets - Corporate Bonds (cost $2,432,437)			1,967,687

	Shares
EQUITIES – 0.0%
Common Stock – 0.0%
Phase Metrics(f)(k) (cost $904)		90,400	904

306	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.5%
Time Deposit - 2.5%
State Street Euro Dollar 2.35%, 3/03/08 (cost $12,914,502)	$12,915	$12,914,502

Total Investments – 98.9% (cost $555,923,090)		508,345,869
Other assets less liabilities – 1.1%		5,610,745

Net Assets – 100.0%		$513,956,614

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Japanese Yen settling 3/11/08	1,496	$2,223,862	$2,269,739	$ (45,877)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $494,389,890.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the aggregate market value of these securities amounted to $111,328,025 or 21.7% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at February 29, 2008.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 29, 2008.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Illiquid security, valued at fair value (see Note A).

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of February 29, 2008, is considered illiquid and restricted (see Note A).

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc.
9.00%, 11/30/08	8/5/2005	$396,900	$56,691	0.01%

(h)	Security is in default and is non-income producing.

(i)	Pay-In-Kind Payments (PIK).

(j)	Variable rate coupon, rate shown as of February 29, 2008.

(k)	Non-income producing security.

Currency	Abbreviations:

EUR	– Euro Dollar

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	307

High-Yield Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”), in respect of the following AllianceBernstein Retirement Strategies (each a “Strategy” and collectively, the “Strategies”):2

AllianceBernstein 2000 Retirement Strategy

AllianceBernstein 2005 Retirement Strategy

AllianceBernstein 2010 Retirement Strategy

AllianceBernstein 2015 Retirement Strategy

AllianceBernstein 2020 Retirement Strategy

AllianceBernstein 2025 Retirement Strategy

AllianceBernstein 2030 Retirement Strategy

AllianceBernstein 2035 Retirement Strategy

AllianceBernstein 2040 Retirement Strategy

AllianceBernstein 2045 Retirement Strategy

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy is managed to the specific year of planned retirement included in its name. The Strategies’ asset mixes will become more conservative until reaching the year approaching 15 years after the retirement year at which time the asset allocation will become static. Each Strategy will pursue its investment objectives through investing in a combination of The AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a

1	It should be noted that the information in the fee evaluation was completed on July 17, 2007 and presented to the Board of Directors on July 31-August 2, 2007, in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. The other Retirement Strategies that are not discussed in this evaluation are 2050 Retirement Strategy and 2055 Retirement Strategy. The Board of Directors approved the initial investment agreement between the Adviser and 2050 Retirement Strategy and 2055 Retirement Strategy at the May 3, 2007 meeting.

2	Future references to the Strategies do not include “AllianceBernstein.”

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Global Research Growth Portfolio, Global Value Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio.

308	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Boards of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee charged to each Strategy is dependent on the percentage of equity investments and the level of net assets held by each Strategy:

% Invested in Equity Investments[4]	Advisory Fee
Equal to or less than 60%	0.55%

Greater than 60% and less than 80%	0.60%

Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a

Assets greater than $2.5 billion and less than $5 billion	10 basis points

Assets greater than $5 billion	15 basis points

4	For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the Global Real Estate Investment Portfolio will be considered to be invested in equity investments.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	309

Accordingly, under the terms of the Investment Advisory Agreement and based on the Strategies’ current percentages of investments held in equities, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
2020, 2025, 2030, 2035, 2040, 2045	0.65%	0.55%	0.50%

2010, 2015	0.60%	0.50%	0.45%

2000, 2005	0.55%	0.45%	0.40%

It should be noted that there are no management fees charged by the Adviser for managing the Pooling Portfolios, in which the Strategies invest, although there are other expenses at the Pooling Portfolio level of approximately 0.04% (estimated for the six month period ended February 28, 2007) on an ongoing basis.

The Strategies’ net assets on June 30, 2007 are set forth below:

Strategy	06/30/07 Net Assets ($millions)
2000 Retirement Strategy	$10.0
2005 Retirement Strategy	$19.7
2010 Retirement Strategy	$69.5
2015 Retirement Strategy	$113.9
2020 Retirement Strategy	$125.7
2025 Retirement Strategy	$119.1
2030 Retirement Strategy	$75.6
2035 Retirement Strategy	$54.4
2040 Retirement Strategy	$29.4
2045 Retirement Strategy	$25.1

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies. Indicated below are the reimbursement amounts, which the Adviser was entitled to receive (before expense caps), but waived from the Strategies during the Strategies’ most recently completed fiscal year in dollars and as a percentage of average daily net assets:

Strategy	Amount	As a % of Average Daily Net Assets
2000 Retirement Strategy	$75,250	23.45%
2005 Retirement Strategy	$75,250	2.60%
2010 Retirement Strategy	$75,250	1.40%
2015 Retirement Strategy	$75,250	1.54%
2020 Retirement Strategy	$75,250	1.42%

310	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Amount	As a % of Average Daily Net Assets
2025 Retirement Strategy	$75,250	1.27%
2030 Retirement Strategy	$75,250	2.23%
2035 Retirement Strategy	$75,250	3.30%
2040 Retirement Strategy	$75,250	6.40%
2045 Retirement Strategy	$75,250	9.00%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ current fiscal year. The waiver is terminable by the Adviser at the end of the Strategies’ fiscal year upon at least 60 days written notice. It should be noted that the Strategies expense caps were reduced effective March 1, 2007. Set forth below are the Strategies’ expense caps, before and after March 1, 2007, and gross expense ratios as of February 28, 2007:

	Expense Cap Pursuant to Expense Limitation Undertaking					Gross Expense Ratio (02/28/07)[5]		Fiscal Year End
Strategy		Effective 03/01/07		Prior to 03/01/07
2000 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.86 1.56 1.56 1.06 0.81 0.56 0.56	% % % % % % %	1.10 1.80 1.80 1.30 1.05 0.80 0.80	% % % % % % %	15.05 15.00 14.20 13.77 4.12 13.65 15.56	% % % % % % %	August 31

2005 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.92 1.62 1.62 1.12 0.87 0.62 0.62	% % % % % % %	1.10 1.80 1.80 1.30 1.05 0.80 0.80	% % % % % % %	4.26 5.09 4.44 3.34 2.35 3.60 4.29	% % % % % % %	August 31

2010 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.94 1.64 1.64 1.14 0.89 0.64 0.64	% % % % % % %	1.20 1.90 1.90 1.40 1.15 0.90 0.90	% % % % % % %	2.10 2.85 2.83 1.59 1.71 1.04 1.83	% % % % % % %	August 31

2015 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.98 1.68 1.68 1.18 0.93 0.68 0.68	% % % % % % %	1.20 1.90 1.90 1.40 1.15 0.90 0.90	% % % % % % %	1.76 2.46 2.38 1.87 1.50 0.85 1.38	% % % % % % %	August 31

5	Annualized.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	311

	Expense Cap Pursuant to Expense Limitation Undertaking					Gross Expense Ratio (02/28/07)[5]		Fiscal Year End
Strategy		Effective 03/01/07		Prior to 03/01/07
2020 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.02 1.72 1.72 1.22 0.97 0.72 0.72	% % % % % % %	1.25 1.95 1.95 1.45 1.20 0.95 0.95	% % % % % % %	1.72 2.42 2.43 1.78 1.48 1.10 1.36	% % % % % % %	August 31

2025 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.04 1.74 1.74 1.24 0.99 0.74 0.74	% % % % % % %	1.25 1.95 1.95 1.45 1.20 0.95 0.95	% % % % % % %	1.67 2.36 2.37 1.78 1.54 1.13 1.44	% % % % % % %	August 31

2030 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.25 1.95 1.95 1.45 1.20 0.95 0.95	% % % % % % %	2.26 2.91 2.66 2.32 1.79 1.41 1.98	% % % % % % %	August 31

2035 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.25 1.95 1.95 1.45 1.20 0.95 0.95	% % % % % % %	2.52 3.32 3.30 2.78 1.87 1.70 2.40	% % % % % % %	August 31

2040 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.25 1.95 1.95 1.45 1.20 0.95 0.95	% % % % % % %	4.53 5.85 5.79 4.84 2.94 1.97 4.32	% % % % % % %	August 31

2045 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.25 1.95 1.95 1.45 1.20 0.95 0.95	% % % % % % %	3.78 5.55 5.61 4.83 3.13 3.08 5.16	% % % % % % %	August 31

The expense limitation undertaking described includes the blended expense ratios of the Pooling Portfolios (i.e., the Strategies’ underlying expense ratios).

312	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

For the six months ended February 28, 2007 and the fiscal year ended August 31, 2006, each of the 2000-2045 Strategies had an estimated blended expense ratio related to the Pooling Portfolios of 0.04% and 0.07%, respectively.

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services that are provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for a portion of their expenses by the Strategies. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategies’ investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an open-end investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although these risks are generally still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts that have investment styles similar to those of the Strategies. In addition to the AllianceBernstein Institutional fee schedule, set forth below is a comparison of the advisory fees of the Strategies and what would have been the

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	313

effective advisory fees of the Strategies had the AllianceBernstein Institutional fee schedule been applicable to the Strategies based on June 30, 2007 net assets:6

AB Institutional Fee Schedule	Strategy	Net Assets 06/30/07 ($MM)		AB Inst. Fee (%)		Advisory Fee (%)[7]

Target Date—All Active

75 bp on 1st $25 million

60 bp on next $25 million

50 bp on next $50 million

40 bp on next $100 million

35 bp on the balance

+Other operating expenses (capped)

Minimum Account Size:

$100M or plan assets of $500M

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

		$ $ $ $ $ $ $ $ $ $	10.0 19.7 69.5 113.9 125.7 119.1 75.6 54.4 29.4 25.1	0.75 0.75 0.63 0.56 0.55 0.56 0.62 0.67 0.73 0.75	% % % % % % % % % %	0.55 0.55 0.60 0.60 0.65 0.65 0.65 0.65 0.65 0.65	% % % % % % % % % %

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Strategy’s ranking with respect to the proposed management fees relative to the median of each Strategy’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the subject Strategy.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, similar 12b-1/non 12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	Excludes expense reimbursements or advisory fee waivers made by the Adviser to the Strategies related to expense caps.

8	Note that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

9	The management fee is calculated by Lipper using the Strategy’s management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

314	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

It should be noted that Lipper classifies the 2000, 2005 and 2010 Retirement Strategies as mixed asset target 2010 funds. As a result, the peer groups of those Strategies are almost identical. The same applies to the 2015 and 2020 Retirement Strategies, which are classified as mixed asset target 2020 funds, the 2025 and 2030 Retirement Strategies, which are classified as mixed asset target 2030 funds, and the 2035, 2040 and 2045 Retirement Strategies, which are classified as mixed asset target 2040 funds.

The original EGs for each Strategy had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the EGs of the Strategies to include no-load funds.10

Strategy	Management Fee (%)[11]	Lipper Group Median (%)	Rank
2000 Retirement Strategy	0.550	0.550	4/7
2005 Retirement Strategy	0.550	0.550	4/7
2010 Retirement Strategy	0.600	0.565	6/7
2015 Retirement Strategy	0.600	0.618	3/8
2020 Retirement Strategy	0.650	0.640	5/8
2025 Retirement Strategy	0.650	0.684	2/8
2030 Retirement Strategy	0.650	0.684	2/8
2035 Retirement Strategy	0.650	0.702	3/8
2040 Retirement Strategy	0.650	0.702	3/8
2045 Retirement Strategy	0.650	0.702	3/8

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of the Strategies’ underlying expenses) and the medians of the Strategies’ EGs. The Strategies’ total expense ratio rankings are also shown. As previously mentioned, the Adviser reduced the Strategies’ expense cap on March 1, 2007. Accordingly, pro-forma data is also shown (in bold and italicized).12 It should be noted that Lipper intentionally omitted the Lipper Expense Universe “(EU)” due to the limited number of fund complexes that offer mixed-asset target maturity funds.

10	The expanded EGs for 2025 Retirement Strategy and 2030 Retirement Strategy each has one peer that is no load; the expanded EGs for the remaining Retirement Strategies each has two peers that are no load.

11	The management fee would not reflect any expense reimbursements made by the Strategies to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the management fee does not reflect any advisory fee waiver or expense reimbursement for expense caps that would effectively reduce the actual management fee.

12	Note that the EG medians are the same for the non-pro-forma EG and the pro-forma EG. Lipper includes each Strategy twice (on a non-pro-forma basis and on a pro-forma basis) to calculate the EG median. Lipper does not include each Strategy twice when considering the total number of funds for ranking.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	315

Strategy	Total Expense Ratio (%)[13]	Lipper Group Median (%)[14]	Lipper Group Rank
2000 Retirement Strategy	1.100	0.985	7/7
Pro-forma	0.860	0.985	2/7

2005 Retirement Strategy	1.100	0.985	7/7
Pro-forma	0.920	0.985	3/7

2010 Retirement Strategy	1.200	0.993	7/7
Pro-forma	0.940	0.993	4/7

2015 Retirement Strategy	1.200	1.062	6/8
Pro-forma	0.980	1.062	4/8

2020 Retirement Strategy	1.250	1.062	7/8
Pro-forma	1.020	1.062	4/8

2025 Retirement Strategy	1.250	1.176	5/8
Pro-forma	1.040	1.176	3/8

2030 Retirement Strategy	1.250	1.176	5/8
Pro-forma	1.060	1.176	3/8

2035 Retirement Strategy	1.250	1.191	6/8
Pro-forma	1.060	1.191	4/8

2040 Retirement Strategy	1.250	1.191	6/8
Pro-forma	1.060	1.191	4/8

2045 Retirement Strategy	1.250	1.191	6/8
Pro-forma	1.060	1.191	4/8

Based on the information provided, the Strategies’ pro-forma total expense ratios are lower than the medians of their EGs.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

13	The total expense ratios (inclusive of the Strategies’ underlying expenses) shown are for the Strategies’ Class A shares.

14	Peer total expense ratios are also inclusive of their respective underlying expenses.

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IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s net revenues from providing investment advisory services to the Strategies were negative during calendar years 2006 and 2005.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have a business relationship with the Strategies and profit from providing such services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution, and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

ABI retained the following front-end load sales charges from sales of Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
2000 Retirement Strategy	$405
2005 Retirement Strategy	$2,372
2010 Retirement Strategy	$3,059
2015 Retirement Strategy	$4,243
2020 Retirement Strategy	$3,831
2025 Retirement Strategy	$5,621
2030 Retirement Strategy	$2,372
2035 Retirement Strategy	$971
2040 Retirement Strategy	$418
2045 Retirement Strategy	$347

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	317

ABI received the following Rule 12b-1 and CDSC fees from the Strategies during the Strategies’ most recently compensated fiscal year:

Strategy	12b-1 Fee Received	CDSC Received
2000 Retirement Strategy	$1,191	$0
2005 Retirement Strategy	$9,667	$159
2010 Retirement Strategy	$18,821	$906
2015 Retirement Strategy	$19,802	$711
2020 Retirement Strategy	$19,447	$1,533
2025 Retirement Strategy	$18,302	$907
2030 Retirement Strategy	$10,633	$663
2035 Retirement Strategy	$8,108	$110
2040 Retirement Strategy	$4,754	$500
2045 Retirement Strategy	$2,881	$405

The Adviser and AllianceBernstein Investments, Inc. (“ABI”), the Strategies’ distributor and an affiliate of the Adviser, have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay around 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million, as revenue sharing.15

Fees and reimbursements for out of the pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005.

The Adviser profits directly from any of the Pooling Portfolios that effect brokerage transactions through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC and/or its U.K. affiliate, Sanford C. Bernstein Limited, collectively “SCB.” The Adviser has represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other comparable third-party clients. In the ordinary course of business, SCB receives liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Pooling Portfolios. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers

15	ABI currently inserts the “Advance,” the Adviser’s investment newsletter, in shareholder quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

318	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among the surveyed researchers as to whether economies of scale were being passed on to mutual fund shareholders generally.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGIES.

With assets under management of approximately $793 billion as of June 30, 2007 the Adviser has the investment experience to manage the Strategies and to provide the non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1 year performance return16 and ranking of each Strategy relative to its Lipper Performance Group (“PG”)17 and Lipper Performance Universe (“PU”)18 for the periods ended April 30, 2007.19

16	The performance returns of the Strategies shown were provided by the Adviser. Lipper maintains its own database for performance of the Strategies. Rounding differences may cause the Adviser’s performance returns for the Strategies to be one or two basis points different from Lipper’s own returns. To maintain consistency, the Adviser’s returns for the Strategies are shown instead of Lipper’s.

17	Each Strategy’s PG is identical to the respective Strategy’s EG.

18	The PU for each Strategy includes the Strategy and all funds of the same Lipper classification/objective and load type as the Strategy. In contrast to the PG, the PU allows for the inclusion of multiple funds managed by the same investment adviser.

19	As previously mentioned, Lipper classifies the 2000, 2005 and 2010 Retirement Strategies as mixed asset target 2010 funds. As a result, the peer groups of those Strategies are almost identical. The same applies to the 2015 and 2020 Retirement Strategies, which are classified as mixed asset target 2020 funds, the 2025 and 2030 Retirement Strategies, which are classified as mixed asset target 2030 funds, and the 2035, 2040 and 2045 Retirement Strategies, which are classified as mixed asset target 2040 funds.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	319

Strategy	Strategy Return	PG Median	PU Median	PG Rank	PU Rank
2000 Retirement Strategy 1 year	11.11	10.09	9.30	3/7	4/18
2005 Retirement Strategy 1 year	11.44	10.09	9.30	2/7	3/18
2010 Retirement Strategy 1 year	12.06	10.09	9.30	2/7	1/18
2015 Retirement Strategy 1 year	12.74	11.59	10.42	3/8	5/27
2020 Retirement Strategy 1 year	12.95	11.59	10.42	2/8	4/27
2025 Retirement Strategy 1 year	13.30	12.19	12.07	2/8	5/20
2030 Retirement Strategy 1 year	13.63	12.19	12.07	2/8	3/20
2035 Retirement Strategy 1 year	13.07	13.34	12.75	5/8	9/25
2040 Retirement Strategy 1 year	13.48	13.55	12.75	5/8	4/25
2045 Retirement Strategy 1 year	12.48	13.19	12.75	7/8	15/25

The table below shows the 1 year and since inception performance returns of the Strategies (in bold) versus their composite benchmarks.20

	Periods Ending April 30, 2007 Annualized Performance (Net)
Strategy	1 Year (%)	Since Inception (%)[21]
2000 Retirement Strategy	11.11	11.80
Composite Index	13.10	12.33

2005 Retirement Strategy	11.44	12.61
Composite Index	14.32	13.91

2010 Retirement Strategy	12.06	13.74
Composite Index	15.22	15.13

2015 Retirement Strategy	12.74	15.08
Composite Index	15.93	16.24

2020 Retirement Strategy	12.95	16.08
Composite Index	16.62	17.32

2025 Retirement Strategy	13.30	18.20
Composite Index	17.20	18.32

20	The composite benchmark is derived by applying the Strategies’ target allocations over time to the results of the following benchmarks: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net); for real estate investment trusts (REITs), FTSE EPRA/NAREIT Global Real Estate Index for intermediate bonds, Lehman Brothers (LB) U.S. Aggregate Index; for short-term bonds, Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation Protected Securities, LB 1-10 Year TIPS Index; for high yield bonds, LB High Yield (2% constrained) Index.

21	The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2007. It should be noted that the “since inception” performance returns of the Strategy’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Strategy’s since inception return goes back to the Strategy’s actual inception date.

320	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

	Periods Ending April 30, 2007 Annualized Performance (Net)
Strategy	1 Year (%)	Since Inception (%)[21]
2030 Retirement Strategy	13.63	17.48
Composite Index	17.65	19.08

2035 Retirement Strategy	13.07	17.81
Composite Index	17.83	19.26

2040 Retirement Strategy	13.48	18.56
Composite Index	17.83	19.26

2045 Retirement Strategy	12.48	18.29
Composite Index	17.83	19.26

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 22, 2007

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	321

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein, L.P., (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”) in respect of AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy (each a “Retirement Strategy” or “Strategy” and collectively the “Retirement Strategies” or “Strategies”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. The asset mix of the Strategies will emphasize capital growth for periods further from retirement. Eventually each of these Strategies will have a static asset allocation mix fifteen years after the target retirement year, and will pursue its investment objectives through investing in a combination of The AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”), 3 which represent a variety of asset classes and investment styles.

The Senior Officer’s evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to Board of Directors on May 1-3, 2007.

2	Future references to the Fund or the Strategies do not include “AllianceBernstein.” The Strategies have not yet commenced operations.

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Global Research Growth Portfolio, Global Value Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio.

322	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser is proposing that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee charged to each Strategy is dependent on the percentage of equity investments and the level of net assets held by each Strategy:

% Invested in Equity Investments[4]	Advisory Fee
Equal to or less than 60%	0.55%

Greater than 60% and less than 80%	0.60%

Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a

Assets greater than $2.5 billion and less than $5 billion	10 basis points

Assets greater than $5 billion	15 basis points

For example, a Strategy that invests greater than 80% of its net assets in equities will pay 0.65% for its first $2.5 billion in net assets, 0.55% for its net assets greater than $2.5 billion and equal to or less than $5 billion and 0.50% for its net assets in excess of $5 billion. It is anticipated that the Strategies will invest greater than 80% of their net assets in equities for a number of years. Accordingly, the advisory fee that each Strategy is initially expected to pay based on the Strategy’s first $2.5 billion in assets is as follows.

Strategy	Advisory Fee Based on % of Average Daily Net Assets
2050 Retirement Strategy	0.65%

2055 Retirement Strategy	0.65%

4	For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the Global Real Estate Investment Portfolio will be considered to be invested in equity investments.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	323

It should be noted that there are no management fees charged by the Adviser for managing the Pooling Portfolios in which the Strategies invest.

The Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain clerical, legal, accounting, administrative and other services to the Strategies.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ current fiscal year. The waiver is terminable by the Adviser at the end of the Strategies’ fiscal year upon at least 60 days written notice.

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Fiscal Year End
2050 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	August 31

2055 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	August 31

It should be noted that the expense limitation undertaking described above includes the blended expense ratios of the Pooling Portfolios (i.e., the Retirement Strategies’ underlying expense ratios).

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with

324	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies will be more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, a portion of the expenses related to these services will be reimbursed by the Strategies to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio. In addition to the AllianceBernstein Institutional fee schedule, set forth below is a comparison of the anticipated advisory fees for the Strategies and what would have been the effective advisory fees of the Strategies had the AllianceBernstein Institutional fee schedule been applicable to the Strategies based on an initial net asset base estimate of $100 million for each Strategy:5

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	325

Strategy	Net Assets (Projected) ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee[6]
2050 Retirement Strategy	$100.0	Target Date	0.588%	0.650%

2055 Retirement Strategy

75 bp on 1st $25 million

60 bp on next $25 million

50 bp on next $50 million

40 bp on next $100 million

35 bp on the balance

+Other operating expenses (capped)

Minimum Account Size:

$100M or plan assets of $500M

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees proposed to be charged to the Strategies with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Strategy’s ranking with respect to the proposed management fees relative to the median of each Strategy’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the subject Strategy.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, similar 12b-1/non 12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	Excludes reimbursements made by the Strategy to the Adviser for certain non-management expenses and any expense reimbursements or advisory fee waivers made by the Adviser to the Strategy related to expense caps.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

8	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

326	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

It should be noted that each of original EGs of the Strategies had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the EGs of the Strategies to include no-load funds.9 Detailed information of those Strategies’ expanded EGs can be found in the footnotes below.

Strategy	Contractual Management Fee[10]	Lipper Group Median	Rank
2050 Retirement Strategy[11]	0.650	0.701	3/8
2055 Retirement Strategy[11]	0.650	0.701	3/8

Set forth below is a comparison of the Strategies’ anticipated total expense ratios including the underlying expenses of the Pooling Portfolios and the medians of the Strategies’ EGs. The Strategies’ anticipated total expense ratio rankings are also shown. Supplemental information (in bold and italicized) showing total expense ratios excluding 12b-1/non 12b-1 service fees is also presented to account for certain peers of the Strategies that have no 12b-1/non 12b-1 service fees.

Strategy	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank
2050 Retirement Strategy	1.060	1.111	4/8
(excluding 12b-1/non 12b-1 service fees)	0.760	0.924	3/8

2055 Retirement Strategy	1.060	1.111	4/8
(excluding 12b-1/non 12b-1 service fees)	0.760	0.924	3/8

Based on this analysis, the total expense ratios of the Strategies appear to be in line with their peers.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

See Section IV for discussion.

9	Lipper intentionally omitted the Lipper Expense Universe (EU) due to the limited number of fund complexes that offer mixed-asset target maturity funds.

10	The contractual management fee would not reflect any expense reimbursements made by the Strategies to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

11	Each Strategy’s EG includes 5 other front-end load mixed asset target 2030+ funds and 2 no-load mixed asset target 2030+ funds.

12	The anticipated total expense ratios shown are for the Strategies’ Class A shares.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	327

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Because the Strategies have not yet commenced operations, the Adviser is unable to provide historic profitability information regarding the services it will provide for the Strategies.

In addition to the Adviser’s future direct profits from managing the Strategies, certain of the Adviser’s affiliates may have a business relationship with the Strategies and profit from providing such services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates may provide transfer agent, distribution, and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser may benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Adviser and AllianceBernstein Investments, Inc. (“ABI”), the Strategies’ distributor and an affiliate of the Adviser, have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay around 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.13

Fees and reimbursements for out of the pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005.

13	ABI currently inserts the “Advance,” the Adviser’s investment newsletter, in shareholder quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

328	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

The Adviser profits directly from any of the Pooling Portfolios that effect brokerage transactions through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC and/or its U.K. affiliate, Sanford C. Bernstein Limited, collectively “SCB.” The Adviser has represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other comparable third-party clients. In the ordinary course of business, SCB receives liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Pooling Portfolios. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING PERFORMANCE OF THE STRATEGIES.

With assets under management of approximately $742 billion as of March 31, 2007 the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	329

As noted previously, the Strategies have not yet commenced operations. Accordingly, there is no historical performance information for the Strategies. However, since 2045 Retirement Strategy has the same Lipper investment classification/objective as the Strategies, performance information for 2045 Retirement Strategy is shown instead. Set forth below is a comparison of 2045 Retirement Strategy’s 1 year performance return and the medians of 2045’s Retirement Strategy’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”) for the periods ended December 31, 2006. Performance rankings are also presented for 2045 Retirement Strategy.14

2045 Retirement Strategy	Strategy Return	PG Median	PU Median	PG Rank	PU Rank
1 year	17.66	15.05	15.41	1/8	2/37

Set forth below are the 1 year and since inception performance returns of the 2045 Retirement Strategy versus its benchmark:

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	Since Inception (%)[15]
2045 Retirement Strategy
Composite Index[16]	21.06	18.96
Inception Date: September 1, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

14	Source: Lipper.

15	The Adviser provided Retirement Strategy and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Strategy’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Strategy’s since inception return goes back to the Strategy’s actual inception date.

16	The Composite Index is derived by applying the Strategy’s target allocation over time to the results of the following underlying benchmarks: for U.S. Stocks, Russell 3000 Index; for Non-U.S. Stocks, MSCI EAFE Index; for REITs, FTSE EPRA/NAREIT Global Real Estate Index; for Intermediate Bonds, Lehman Brothers (“LB”) Aggregate Bond Index; for Short Bonds, ML 1-3 Year Treasury Index; for Inflation Securities, LB 1-10 Year TIPS Index; for High-Yield Bonds, LB High Yield (2% Constrained) Index.

330	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	331

AllianceBernstein Family of Funds

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

NOTES

332	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

NOTES

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	333

NOTES

334	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

NOTES

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	335

NOTES

336	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RS-00-55-0152-0208

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

3

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Blended Style Series, Inc

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	April 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	April 25, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	April 25, 2008

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